UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03919

Name of Registrant:	Vanguard STAR Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 – October 31, 2018

Item 1: Reports to Shareholders

Annual Report | October 31, 2018

Vanguard LifeStrategy® Funds

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
LifeStrategy Income Fund.	5
LifeStrategy Conservative Growth Fund.	16
LifeStrategy Moderate Growth Fund.	27
LifeStrategy Growth Fund.	39
Your Fund’s After-Tax Returns.	52
About Your Fund’s Expenses.	54
Glossary.	56

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, the four Vanguard LifeStrategy Funds recorded returns ranging from –0.63% for the LifeStrategy Income Fund to 0.09% for the LifeStrategy Growth Fund. Each fund performed in line with its composite benchmark after expenses. All the funds outperformed the average return of their peer groups.

• A strengthening economy helped lift U.S. stock prices for most of the period, but volatility dampened returns near the end. U.S. bond prices fell in a risingrate environment. In international markets, returns were mixed—stocks were down but bonds were higher.

• As a “fund of funds,” each LifeStrategy Fund reflects the combined results of four underlying index funds in different fixed allocations.

• The underlying fund representing U.S. stocks performed best (+6.50%), compared with those representing U.S. bonds (–2.17%), international stocks (–8.71%), and international bonds (+1.68%); the international bonds return includes the effect of currency hedging.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard LifeStrategy Income Fund	-0.63%
Income Composite Index	-0.50
Income Composite Average	-0.72
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Conservative Growth Fund	-0.33%
Conservative Growth Composite Index	-0.14
Conservative Growth Composite Average	-0.45
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Moderate Growth Fund	-0.08%
Moderate Growth Composite Index	0.16
Moderate Growth Composite Average	-0.23
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Growth Fund	0.09%
Growth Composite Index	0.40
Growth Composite Average	-0.06
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

1

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
LifeStrategy Income Fund	5.35%
Income Composite Index	5.63
Income Composite Average	5.37
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
LifeStrategy Conservative Growth Fund	6.87%
Conservative Growth Composite Index	7.06
Conservative Growth Composite Average	6.59
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
LifeStrategy Moderate Growth Fund	8.34%
Moderate Growth Composite Index	8.64
Moderate Growth Composite Average	8.33
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
LifeStrategy Growth Fund	9.61%
Growth Composite Index	9.92
Growth Composite Average	9.41
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
LifeStrategy Income Fund	0.11%	0.79%
LifeStrategy Conservative Growth Fund	0.12	0.78
LifeStrategy Moderate Growth Fund	0.13	0.78
LifeStrategy Growth Fund	0.14	0.78

The fund expense figures shown—drawn from the prospectus dated February 22, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. For the fiscal year ended October 31, 2018, the acquired fund fees and expenses were 0.11% for the LifeStrategy Income Fund, 0.12% for the LifeStrategy Conservative Growth Fund, 0.13% for the LifeStrategy Moderate Growth Fund, and 0.14% for the LifeStrategy Growth Fund.

Peer groups are the composites listed on page 1. Their expense figures are derived by applying the appropriate allocations to average expense ratios of these mutual fund peer groups: fixed income funds, general equity funds, and international funds. Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U.S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

LifeStrategy Income Fund

Fund Profile
As of October 31, 2018

Total Fund Characteristics
Ticker Symbol	VASIX
30-Day SEC Yield	2.30%
Acquired Fund Fees and Expenses[1]	0.11%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	55.9%
Vanguard Total International Bond
Index Fund Investor Shares	24.1
Vanguard Total Stock Market Index
Fund Investor Shares	12.1
Vanguard Total International Stock
Index Fund Investor Shares	7.9

Total Fund Volatility Measures
		Bloomberg
		Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.58
Beta	1.00	0.80

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Income Fund invests. The LifeStrategy Income Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the acquired fund fees and expenses were 0.11%.

5

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Income Fund	-0.63%	3.35%	5.35%	$16,835
Income Composite Index	-0.50	3.53	5.63	17,288
Income Composite Average	-0.72	2.83	5.37	16,878
Bloomberg Barclays U.S. Aggregate
Bond Index	-2.05	1.83	3.94	14,715

For a benchmark description, see the Glossary.
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

6

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Income Fund	9/30/1994	1.93%	4.05%	2.52%	2.30%	4.82%

7

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (12.1%)
Vanguard Total Stock Market Index Fund Investor Shares	7,210,010	486,171

International Stock Fund (7.9%)
Vanguard Total International Stock Index Fund Investor Shares	19,875,357	316,217

U.S. Bond Fund (55.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	219,483,073	2,243,117

International Bond Fund (24.1%)
Vanguard Total International Bond Index Fund Investor Shares	88,800,590	967,927
Total Investment Companies (Cost $3,742,466)		4,013,432
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.308% (Cost $0)	3	—
Total Investments (100.0%) (Cost $3,742,466)		4,013,432
Other Assets and Liabilities (0.0%)
Other Assets		27,835
Liabilities		(28,959)
		(1,124)
Net Assets (100%)
Applicable to 266,089,593 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,012,308
Net Asset Value Per Share		$15.08

8

LifeStrategy Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	4,013,432
Receivables for Investment Securities Sold	20,500
Receivables for Accrued Income	6,414
Receivables for Capital Shares Issued	921
Total Assets	4,041,267
Liabilities
Payables for Investment Securities Purchased	25,598
Payables for Capital Shares Redeemed	2,638
Other Liabilities	723
Total Liabilities	28,959
Net Assets	4,012,308

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,701,891
Total Distributable Earnings (Loss)	310,417
Net Assets	4,012,308

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

9

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	101,512
Net Investment Income—Note B	101,512
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	530
Affiliated Funds Sold	34,665
Realized Net Gain (Loss)	35,195
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(161,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,187)

See accompanying Notes, which are an integral part of the Financial Statements.

10

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	101,512	85,886
Realized Net Gain (Loss)	35,195	9,079
Change in Unrealized Appreciation (Depreciation)	(161,894)	104,791
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,187)	199,756
Distributions
Net Investment Income	(99,588)	(85,886)
Realized Capital Gain[1]	(5,359)	(2,149)
Total Distributions	(104,947)	(88,035)
Capital Share Transactions
Issued	889,505	1,035,426
Issued in Lieu of Cash Distributions	97,753	82,406
Redeemed	(1,052,522)	(836,059)
Net Increase (Decrease) from Capital Share Transactions	(65,264)	281,773
Total Increase (Decrease)	(195,398)	393,494
Net Assets
Beginning of Period	4,207,706	3,814,212
End of Period	4,012,308	4,207,706

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,856,000 and $1,599,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

11

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.56	$15.14	$14.86	$14.93	$14.47
Investment Operations
Net Investment Income	. 376[1]	. 332[1]	.312	.309	.307
Capital Gain Distributions Received	.002[1]	.008[1]	.012	.012	.004
Net Realized and Unrealized Gain (Loss)
on Investments	(.470)	.422	.323	(.021)	.535
Total from Investment Operations	(.092)	.762	.647	.300	.846
Distributions
Dividends from Net Investment Income	(.368)	(.334)	(.309)	(.309)	(.303)
Distributions from Realized Capital Gains	(.020)	(.009)	(.058)	(.061)	(.083)
Total Distributions	(.388)	(.343)	(.367)	(.370)	(.386)
Net Asset Value, End of Period	$15.08	$15.56	$15.14	$14.86	$14.93

Total Return[2]	-0.63%	5.12%	4.42%	2.03%	5.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,012	$4,208	$3,814	$3,338	$3,106
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.11%	0.11%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.43%	2.18%	2.09%	2.08%	2.10%
Portfolio Turnover Rate	9%	4%	4%	14%	12%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have been applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

12

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds

13

LifeStrategy Income Fund

may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the Vanguard underlying funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	5,846
Total Distributable Earnings (Loss)	(5,846)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,179
Undistributed Long-Term Gains	26,272
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	270,966

14

LifeStrategy Income Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,742,466
Gross Unrealized Appreciation	336,368
Gross Unrealized Depreciation	(65,402)
Net Unrealized Appreciation (Depreciation)	270,966

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	57,534	67,983
Issued in Lieu of Cash Distributions	6,324	5,442
Redeemed	(68,137)	(55,033)
Net Increase (Decrease) in Shares Outstanding	(4,279)	18,392

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1	NA1	NA1	—	—	6	—	—
Vanguard Total
Bond Market II
Index Fund	2,354,934	210,828	209,555	(4,570)	(108,520)	61,837	530	2,243,117
Vanguard Total
International Bond
Index Fund	992,923	60,647	80,478	(1,083)	(4,082)	22,034	—	967,927
Vanguard Total
International Stock
Index Fund	345,225	33,365	25,762	2,127	(38,738)	9,053	—	316,217
Vanguard Total
Stock Market
Index Fund	513,182	77,942	132,590	38,191	(10,554)	8,582	—	486,171
Total	4,206,265	382,782	448,385	34,665	(161,894)	101,512	530	4,013,432

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

15

LifeStrategy Conservative Growth Fund

Fund Profile
As of October 31, 2018

Total Fund Characteristics
Ticker Symbol	VSCGX
30-Day SEC Yield	2.29%
Acquired Fund Fees and Expenses[1]	0.12%

Total Fund Volatility Measures
	Conservative	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.75
Beta	0.99	0.37

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	41.9%
Vanguard Total Stock Market Index
Fund Investor Shares	24.2
Vanguard Total International Bond
Index Fund Investor Shares	18.1
Vanguard Total International Stock
Index Fund Investor Shares	15.8

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Conservative Growth Fund invests. The LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the acquired fund fees and expenses were 0.12%.

16

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

LifeStrategy Conservative Growth Fund	-0.33%	4.48%	6.87%	$19,430

Conservative Growth Composite Index	-0.14	4.66	7.06	19,791

Conservative Growth Composite
Average	-0.45	3.77	6.59	18,927
Dow Jones U.S. Total Stock Market
Float Adjusted Index	6.56	10.76	13.36	35,036

For a benchmark description, see the Glossary.

Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

17

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Conservative
Growth Fund	9/30/1994	4.19%	5.63%	2.47%	3.63%	6.10%

18

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (24.2%)
Vanguard Total Stock Market Index Fund Investor Shares	33,241,337	2,241,463

International Stock Fund (15.8%)
Vanguard Total International Stock Index Fund Investor Shares	92,045,674	1,464,447

U.S. Bond Fund (41.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	378,641,719	3,869,718

International Bond Fund (18.1%)
Vanguard Total International Bond Index Fund Investor Shares	153,678,373	1,675,094
Total Investment Companies (Cost $7,574,687)		9,250,722
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.308% (Cost $1)	7	1
Total Investments (100.0%) (Cost $7,574,688)		9,250,723
Other Assets and Liabilities (0.0%)
Other Assets		63,219
Liabilities		(65,831)
		(2,612)
Net Assets (100%)
Applicable to 479,444,028 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,248,111
Net Asset Value Per Share		$19.29

19

LifeStrategy Conservative Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	9,250,723
Receivables for Investment Securities Sold	50,000
Receivables for Accrued Income	11,152
Receivables for Capital Shares Issued	2,067
Total Assets	9,313,942
Liabilities
Payables for Investment Securities Purchased	59,337
Payables for Capital Shares Redeemed	6,294
Other Liabilities	200
Total Liabilities	65,831
Net Assets	9,248,111

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,459,730
Total Distributable Earnings (Loss)	1,788,381
Net Assets	9,248,111

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

20

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	223,956
Net Investment Income—Note B	223,956
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	892
Affiliated Funds Sold	107,521
Realized Net Gain (Loss)	108,413
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(361,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,266)

See accompanying Notes, which are an integral part of the Financial Statements.

21

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	223,956	189,659
Realized Net Gain (Loss)	108,413	31,761
Change in Unrealized Appreciation (Depreciation)	(361,635)	579,368
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,266)	800,788
Distributions
Net Investment Income	(219,177)	(189,268)
Realized Capital Gain[1]	(24,067)	(17,334)
Total Distributions	(243,244)	(206,602)
Capital Share Transactions
Issued	1,763,257	1,829,116
Issued in Lieu of Cash Distributions	230,401	196,668
Redeemed	(1,837,662)	(1,400,626)
Net Increase (Decrease) from Capital Share Transactions	155,996	625,158
Total Increase (Decrease)	(116,514)	1,219,344
Net Assets
Beginning of Period	9,364,625	8,145,281
End of Period	9,248,111	9,364,625

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $10,321,000 and $6,572,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.85	$18.55	$18.36	$18.86	$18.04
Investment Operations
Net Investment Income	. 466[1]	.417[1]	.389	.385	.395
Capital Gain Distributions Received	.002[1]	.008[1]	.012	.018	.005
Net Realized and Unrealized Gain (Loss)
on Investments	(.520)	1.332	.358	(.057)	.905
Total from Investment Operations	(.052)	1.757	.759	.346	1.305
Distributions
Dividends from Net Investment Income	(.457)	(.418)	(.387)	(.385)	(.391)
Distributions from Realized Capital Gains	(.051)	(.039)	(.182)	(.461)	(.094)
Total Distributions	(.508)	(.457)	(.569)	(.846)	(.485)
Net Asset Value, End of Period	$19.29	$19.85	$18.55	$18.36	$18.86

Total Return[2]	-0.33%	9.61%	4.24%	1.86%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,248	$9,365	$8,145	$7,599	$7,259
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.13%	0.13%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.34%	2.18%	2.13%	2.07%	2.12%
Portfolio Turnover Rate	11%	6%	9%	16%	15%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds

24

LifeStrategy Conservative Growth Fund

may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	14,359
Total Distributable Earnings (Loss)	(14,359)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	30,836
Undistributed Long-Term Gains	81,510
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,676,035

25

LifeStrategy Conservative Growth Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,574,688
Gross Unrealized Appreciation	1,782,476
Gross Unrealized Depreciation	(106,441)
Net Unrealized Appreciation (Depreciation)	1,676,035

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	88,497	95,818
Issued in Lieu of Cash Distributions	11,544	10,377
Redeemed	(92,290)	(73,513)
Net Increase (Decrease) in Shares Outstanding	7,751	32,682

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000) ($000)		($000)
Vanguard Market
Liquidity Fund	1,980	NA1	NA1	(1)	—	15	—	1
Vanguard Total
Bond Market II
Index Fund	3,921,110	579,409	435,732	(12,339)	(182,730)	106,191	892	3,869,718
Vanguard Total
International Bond
Index Fund	1,658,312	135,032	109,898	(1,340)	(7,012)	37,214	—	1,675,094
Vanguard Total
International Stock
Index Fund	1,512,153	167,335	42,971	4,568	(176,638)	41,078	—	1,464,447
Vanguard Total
Stock Market
Index Fund	2,269,613	329,792	479,320	116,633	4,745	39,458	—	2,241,463
Total	9,363,168	1,211,568	1,067,921	107,521	(361,635)	223,956	892	9,250,723

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

26

LifeStrategy Moderate Growth Fund

Fund Profile
As of October 31, 2018

Total Fund Characteristics
Ticker Symbol	VSMGX
30-Day SEC Yield	2.28%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	36.2%
Vanguard Total Bond Market II
Index Fund Investor Shares	27.9
Vanguard Total International Stock
Index Fund Investor Shares	23.8
Vanguard Total International Bond
Index Fund Investor Shares	12.1

Total Fund Volatility Measures
	Moderate	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.86
Beta	0.99	0.56

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Moderate Growth Fund invests. The LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the acquired fund fees and expenses were 0.13%.

27

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Moderate Growth Fund	-0.08%	5.56%	8.34%	$22,280
Moderate Growth Composite Index	0.16	5.74	8.64	22,898
Moderate Growth Composite Average	-0.23	4.68	8.33	22,250
Dow Jones U.S. Total Stock Market
Float Adjusted Index	6.56	10.76	13.36	35,036

For a benchmark description, see the Glossary.

Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

28

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Moderate
Growth Fund	9/30/1994	6.44%	7.19%	2.43%	4.92%	7.35%

29

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.2%)
Vanguard Total Stock Market Index Fund Investor Shares	82,634,492	5,572,044

International Stock Fund (23.8%)
Vanguard Total International Stock Index Fund Investor Shares	230,633,196	3,669,374

U.S. Bond Fund (27.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	420,004,747	4,292,448

International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Investor Shares	170,872,628	1,862,512
Total Investment Companies (Cost $11,241,340)		15,396,378
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.308% (Cost $1,270)	12,698	1,270
Total Investments (100.0%) (Cost $11,242,610)		15,397,648
Other Assets and Liabilities (0.0%)
Other Assets		75,580
Liabilities		(78,676)
		(3,096)
Net Assets (100%)
Applicable to 586,259,114 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		15,394,552
Net Asset Value Per Share		$26.26

30

LifeStrategy Moderate Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	15,397,648
Receivables for Investment Securities Sold	55,000
Receivables for Accrued Income	12,599
Receivables for Capital Shares Issued	7,981
Total Assets	15,473,228
Liabilities
Payables for Investment Securities Purchased	66,534
Payables for Capital Shares Redeemed	12,142
Total Liabilities	78,676
Net Assets	15,394,552

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	10,929,785
Total Distributable Earnings (Loss)	4,464,767
Net Assets	15,394,552

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

31

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	362,915
Other Income	133
Net Investment Income—Note B	363,048
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	999
Affiliated Funds Sold	230,347
Realized Net Gain (Loss)	231,346
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(598,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,935)

See accompanying Notes, which are an integral part of the Financial Statements.

32

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	363,048	315,279
Realized Net Gain (Loss)	231,346	38,357
Change in Unrealized Appreciation (Depreciation)	(598,329)	1,558,953
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,935)	1,912,589
Distributions
Net Investment Income	(349,025)	(305,537)
Realized Capital Gain[1]	(25,527)	(5,750)
Total Distributions	(374,552)	(311,287)
Capital Share Transactions
Issued	2,887,840	3,174,281
Issued in Lieu of Cash Distributions	359,042	300,017
Redeemed	(3,202,388)	(2,441,825)
Net Increase (Decrease) from Capital Share Transactions	44,494	1,032,473
Total Increase (Decrease)	(333,993)	2,633,775
Net Assets
Beginning of Period	15,728,545	13,094,770
End of Period	15,394,552	15,728,545

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $11,529,000 and $4,819,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

33

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.90	$24.10	$24.08	$24.32	$22.90
Investment Operations
Net Investment Income	. 616[1]	.556[1]	.509	.501	.498
Capital Gain Distributions Received	.002[1]	.007[1]	.010	.017	.004
Net Realized and Unrealized Gain (Loss)
on Investments	(.622)	2.795	.398	(.099)	1.462
Total from Investment Operations	(.004)	3.358	.917	.419	1.964
Distributions
Dividends from Net Investment Income	(.593)	(.547)	(.505)	(.501)	(.479)
Distributions from Realized Capital Gains	(.043)	(.011)	(.392)	(.158)	(.065)
Total Distributions	(.636)	(.558)	(.897)	(.659)	(.544)
Net Asset Value, End of Period	$26.26	$26.90	$24.10	$24.08	$24.32

Total Return[2]	-0.08%	14.14%	3.96%	1.71%	8.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,395	$15,729	$13,095	$12,276	$11,765
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.19%	2.16%	2.07%	2.12%
Portfolio Turnover Rate	12%	6%	9%	16%	12%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

34

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to

35

LifeStrategy Moderate Growth Fund

Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	22,804
Total Distributable Earnings (Loss)	(22,804)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales.

As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	132,073
Undistributed Long-Term Gains	177,656
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	4,155,038

36

LifeStrategy Moderate Growth Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	11,242,610
Gross Unrealized Appreciation	4,275,450
Gross Unrealized Depreciation	(120,412)
Net Unrealized Appreciation (Depreciation)	4,155,038

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	105,956	125,296
Issued in Lieu of Cash Distributions	13,198	12,082
Redeemed	(117,516)	(96,207)
Net Increase (Decrease) in Shares Outstanding	1,638	41,171

37

LifeStrategy Moderate Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3	NA1	NA1	—	—	24	—	1,270
Vanguard Total
Bond Market II
Index Fund	4,391,745	858,397	739,561	(14,069)	(204,064)	118,917	999	4,292,448
Vanguard Total
International Bond
Index Fund	1,850,324	144,050	122,486	(1,135)	(8,241)	41,505	—	1,862,512
Vanguard Total
International Stock
Index Fund	3,827,833	439,921	163,163	14,799	(450,016)	103,749	—	3,669,374
Vanguard Total
Stock Market
Index Fund	5,657,907	584,560	965,167	230,752	63,992	98,720	—	5,572,044
Total	15,727,812	2,026,928	1,990,377	230,347	(598,329)	362,915	999	15,397,648
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

38

LifeStrategy Growth Fund

Fund Profile
As of October 31, 2018

Total Fund Characteristics
Ticker Symbol	VASGX
30-Day SEC Yield	2.27%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	48.1%
Vanguard Total International Stock
Index Fund Investor Shares	31.8
Vanguard Total Bond Market II
Index Fund Investor Shares	14.0
Vanguard Total International Bond
Index Fund Investor Shares	6.1

Total Fund Volatility Measures
		DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.90
Beta	0.99	0.75

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Growth Fund invests. The LifeStrategy Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the acquired fund fees and expenses were 0.14%.

39

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
LifeStrategy Growth Fund	0.09%	6.56%	9.61%	$25,041
Growth Composite Index	0.40	6.77	9.92	25,740
Growth Composite Average	-0.06	5.56	9.41	24,589
Dow Jones U.S. Total Stock Market
Float Adjusted Index	6.56	10.76	13.36	35,036

For a benchmark description, see the Glossary.
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

40

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Growth Fund	9/30/1994	8.69%	8.67%	2.35%	6.00%	8.35%

41

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.1%)
Vanguard Total Stock Market Index Fund Investor Shares	100,902,350	6,803,846

International Stock Fund (31.8%)
Vanguard Total International Stock Index Fund Investor Shares	282,449,366	4,493,769

U.S. Bond Fund (14.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	194,262,568	1,985,363

International Bond Fund (6.1%)
Vanguard Total International Bond Index Fund Investor Shares	79,023,024	861,351
Total Investment Companies (Cost $9,292,631)		14,144,329
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.308% (Cost $2)	17	2
Total Investments (100.0%) (Cost $9,292,633)		14,144,331
Other Assets and Liabilities (0.0%)
Other Assets		45,534
Liabilities		(49,880)
		(4,346)
Net Assets (100%)
Applicable to 435,925,001 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,139,985
Net Asset Value Per Share		$32.44

42

LifeStrategy Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	14,144,331
Receivables for Investment Securities Sold	35,000
Receivables for Capital Shares Issued	4,570
Receivables for Accrued Income	5,964
Total Assets	14,189,865
Liabilities
Payables for Investment Securities Purchased	37,862
Payables for Capital Shares Redeemed	9,822
Other Liabilities	2,196
Total Liabilities	49,880
Net Assets	14,139,985

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	8,972,387
Total Distributable Earnings (Loss)	5,167,598
Net Assets	14,139,985

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

43

LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	323,568
Other Income	170
Net Investment Income—Note B	323,738
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	462
Affiliated Funds Sold	249,547
Realized Net Gain (Loss)	250,009
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(546,438)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,309

See accompanying Notes, which are an integral part of the Financial Statements.

44

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	323,738	289,809
Realized Net Gain (Loss)	250,009	12,970
Change in Unrealized Appreciation (Depreciation)	(546,438)	1,984,249
Net Increase (Decrease) in Net Assets Resulting from Operations	27,309	2,287,028
Distributions
Net Investment Income	(313,143)	(283,256)
Realized Capital Gain[1]	(6,308)	(1,435)
Total Distributions	(319,451)	(284,691)
Capital Share Transactions
Issued	2,328,787	2,321,175
Issued in Lieu of Cash Distributions	309,260	277,084
Redeemed	(2,740,216)	(1,984,845)
Net Increase (Decrease) from Capital Share Transactions	(102,169)	613,414
Total Increase (Decrease)	(394,311)	2,615,751
Net Assets
Beginning of Period	14,534,296	11,918,545
End of Period	14,139,985	14,534,296

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $6,308,000 and $1,435,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

45

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.11	$28.47	$28.74	$29.12	$27.07
Investment Operations
Net Investment Income	.742[1]	.673[1]	.611	.598	.599
Capital Gain Distributions Received	.001[1]	.004[1]	.006	.012	.002
Net Realized and Unrealized Gain (Loss)
on Investments	(.685)	4.632	.354	(.207)	2.085
Total from Investment Operations	.058	5.309	.971	.403	2.686
Distributions
Dividends from Net Investment Income	(.714)	(.666)	(.603)	(.595)	(.582)
Distributions from Realized Capital Gains	(.014)	(.003)	(.638)	(.188)	(.054)
Total Distributions	(.728)	(.669)	(1.241)	(.783)	(.636)
Net Asset Value, End of Period	$32.44	$33.11	$28.47	$28.74	$29.12

Total Return[2]	0.09%	18.91%	3.54%	1.35%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,140	$14,534	$11,919	$11,238	$10,630
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.19%	2.20%	2.06%	2.14%
Portfolio Turnover Rate	10%	6%	5%	13%	10%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

46

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to

47

LifeStrategy Growth Fund

Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	16,761
Total Distributable Earnings (Loss)	(16,761)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	114,854
Undistributed Long-Term Gains	201,046
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	4,851,698

48

LifeStrategy Growth Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	9,292,633
Gross Unrealized Appreciation	4,963,145
Gross Unrealized Depreciation	(111,447)
Net Unrealized Appreciation (Depreciation)	4,851,698

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	68,566	75,824
Issued in Lieu of Cash Distributions	9,126	9,256
Redeemed	(80,764)	(64,716)
Net Increase (Decrease) in Shares Outstanding	(3,072)	20,364

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Net	Change in			Oct. 31,
	2017		from Realized		Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	116	NA1	NA1	1	—	24	—	2
Vanguard Total
International Bond
Index Fund	857,935	60,694	52,753	(893)	(3,632)	19,221	—	861,351
Vanguard Total
International Stock
Index Fund	4,651,174	548,595	163,232	10,707	(553,475)	127,829	—	4,493,769
Vanguard Total
Bond Market II
Index Fund	2,043,138	538,593	496,236	(6,258)	(93,874)	55,042	462	1,985,363
Vanguard Total
Stock Market
Index Fund	6,980,354	359,443	886,484	245,990	104,543	121,452	—	6,803,846
Total	14,532,717	1,507,325	1,598,705	249,547	(546,438)	323,568	462	14,144,331

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to

October 31, 2018, that would require recognition or disclosure in these financial statements.

49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (four of the funds constituting Vanguard STAR Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

50

Special 2018 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	7,777
LifeStrategy Conservative Growth Fund	26,722
LifeStrategy Moderate Growth Fund	33,429
LifeStrategy Growth Fund	14,447

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	14,986
LifeStrategy Conservative Growth Fund	67,502
LifeStrategy Moderate Growth Fund	91,272
LifeStrategy Growth Fund	107,396

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
LifeStrategy Income Fund	7.3%
LifeStrategy Conservative Growth Fund	14.8
LifeStrategy Moderate Growth Fund	22.1
LifeStrategy Growth Fund	29.9

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
LifeStrategy Income Fund	30,325	664
LifeStrategy Conservative Growth Fund	77,328	2,801
LifeStrategy Moderate Growth Fund	145,076	6,897
LifeStrategy Growth Fund	148,181	8,389

Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

51

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	-0.63%	3.35%	5.35%
Returns After Taxes on Distributions	-1.58	2.38	4.30
Returns After Taxes on Distributions and Sale of Fund Shares	-0.31	2.20	3.88

	One	Five	Ten
	Year	Years	Years
LifeStrategy Conservative Growth Fund
Returns Before Taxes	-0.33%	4.48%	6.87%
Returns After Taxes on Distributions	-1.21	3.44	5.88
Returns After Taxes on Distributions and Sale of Fund Shares	-0.04	3.13	5.20

	One	Five	Ten
	Year	Years	Years
LifeStrategy Moderate Growth Fund
Returns Before Taxes	-0.08%	5.56%	8.34%
Returns After Taxes on Distributions	-0.84	4.68	7.51
Returns After Taxes on Distributions and Sale of Fund Shares	0.16	4.07	6.54

52

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2018

	One	Five	Ten
	Year	Years	Years
LifeStrategy Growth Fund
Returns Before Taxes	0.09%	6.56%	9.61%
Returns After Taxes on Distributions	-0.54	5.75	8.91
Returns After Taxes on Distributions and Sale of Fund Shares	0.31	4.94	7.73

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each LifeStrategy Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$994.68	$0.55
LifeStrategy Conservative Growth Fund	$1,000.00	$988.25	$0.60
LifeStrategy Moderate Growth Fund	$1,000.00	$981.63	$0.65
LifeStrategy Growth Fund	$1,000.00	$975.08	$0.70
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.65	$0.56
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.60	$0.61
LifeStrategy Moderate Growth Fund	$1,000.00	$1,024.55	$0.66
LifeStrategy Growth Fund	$1,000.00	$1,024.50	$0.71

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.11%, 0.12%, 0.13%, and 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

55

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Conservative Growth Composite Average: Weighted 60% fixed income funds average, 28% general equity funds average, and 12% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

56

Conservative Growth Composite Index: Weighted 42% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% CRSP US Total Market Index, 18% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 16% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% CRSP US Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index through June 30, 2015; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013; 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 12% MSCI ACWI ex USA IMI Index through November 30, 2011; 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 35% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through December 15, 2010; 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Citigroup 3-Month Treasury Bill Index, and 5% MSCI EAFE Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Growth Composite Average: Weighted 56% general equity funds average, 24% international funds average, and 20% fixed income funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Growth Composite Index: Weighted 48% CRSP US Total Market Index, 32% FTSE Global All Cap ex US Index, 14% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 6% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 56% CRSP US Total Market Index, 24% FTSE Global All Cap ex US Index, 16% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 4% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 56% MSCI US Broad Market Index, 24% MSCI ACWI ex USA IMI Index, and 20% Bloomberg Barclays U.S. Aggregate Float Adjusted Index through June 2, 2013; 65% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 15% MSCI EAFE Index through December 15, 2010; and 65% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

Income Composite Average: Weighted 80% fixed income funds average, 14% general equity funds average, and 6% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

57

Income Composite Index: Weighted 56% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 12% CRSP US Total Market Index, and 8% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 64% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 16% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 14% CRSP US Total Market Index, and 6% FTSE Global All Cap ex US Index through June 30, 2015; 80% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through June 2, 2013; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through November 30, 2011; 60% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 20% MSCI US Broad Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through December 15, 2010; 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through April 22, 2005; and 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Citigroup 3-Month Treasury Bill Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Moderate Growth Composite Average: Weighted 42% general equity funds average, 40% fixed income funds average, and 18% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Moderate Growth Composite Index: Weighted 36% CRSP US Total Market Index, 28% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 42% CRSP US Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 42% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013; 50% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 10% MSCI EAFE Index through December 15, 2010; and 50% Dow Jones U.S. Total Stock Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

58

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the LifeStrategy Funds (including the Total Bond Market II Index Fund and Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the LifeStrategy Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the LifeStrategy Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the LifeStrategy Funds or the owners of the LifeStrategy Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the LifeStrategy Funds. Investors acquire the LifeStrategy Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the LifeStrategy Funds. The LifeStrategy Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the LifeStrategy Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the LifeStrategy Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the LifeStrategy Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the LifeStrategy Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the LifeStrategy Funds.

59

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the LifeStrategy Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the LifeStrategy Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE LIFESTRATEGY FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

60

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122018

Annual Report | October 31, 2018

Vanguard STAR® Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	6
Financial Statements.	8
Your Fund’s After-Tax Returns.	19
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard STAR Fund returned 0.54% for the 12 months ended October 31, 2018, behind its composite benchmark but ahead of the composite average return of its peer funds.

• A strengthening economic picture helped drive U.S. stock prices higher for most of the period, but volatility dampened returns near the end. Bonds fell in a rising rate environment as the Federal Reserve increased interest rates four times.

• As a “fund of funds,” the STAR Fund reflects the combined results of 11 underlying actively managed Vanguard funds. Of those, the eight stock funds made up about 63% of fund assets.

• The returns of the six underlying U.S. stock funds ranged from about –2% to more than 12%. The two international stock funds each returned about –7%.

• The three U.S. bond funds, which constitute the remainder of the STAR Fund’s holdings, had negative returns, from just below zero to about –7%.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard STAR Fund	0.54%
STAR Composite Index	0.96
STAR Composite Average	-0.05

For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
STAR Fund	9.66%
STAR Composite Index	8.94
STAR Composite Average	8.18

For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
STAR Fund	0.32%	0.77%

The acquired fund fees and expenses—drawn from the prospectus dated February 22, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the annualized acquired fund fees and expenses were 0.31%.

The peer group is the STAR Composite Average, which is derived by weighting the average expense ratios of the following mutual fund groups: general equity funds (43.75%), fixed income funds (25%), 1–5 year investment-grade funds (12.5%), and international funds (18.75%). Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2018
	Percentage of
	STAR Fund
Vanguard Fund	Assets	Total Returns
Vanguard Windsor™ II Fund Investor Shares	14.2%	4.44%
Vanguard GNMA Fund Investor Shares	12.5	-1.62
Vanguard Short-Term Investment-Grade Fund Investor
Shares	12.5	-0.05
Vanguard Long-Term Investment-Grade Fund Investor
Shares	12.5	-6.51
Vanguard International Growth Fund Investor Shares	9.3	-6.87
Vanguard International Value Fund	9.3	-6.95
Vanguard Windsor Fund Investor Shares	7.7	-1.69
Vanguard PRIMECAP Fund Investor Shares	6.1	9.69
Vanguard U.S. Growth Fund Investor Shares	6.1	10.98
Vanguard Morgan™ Growth Fund Investor Shares	6.0	9.13
Vanguard Explorer™ Fund Investor Shares	3.8	12.12
Combined	100.0%	0.54%

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

STAR Fund

Fund Profile
As of October 31, 2018

Total Fund Characteristics
Ticker Symbol	VGSTX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.32%

Allocation to Underlying Vanguard Funds
Vanguard Windsor II Fund Investor
Shares	14.2%
Vanguard GNMA Fund Investor
Shares	12.5
Vanguard Short-Term
Investment-Grade Fund Investor
Shares	12.5
Vanguard Long-Term
Investment-Grade Fund Investor
Shares	12.5
Vanguard International Growth
Fund Investor Shares	9.3
Vanguard International Value Fund	9.3
Vanguard Windsor Fund Investor
Shares	7.7
Vanguard PRIMECAP Fund Investor
Shares	6.1
Vanguard U.S. Growth Fund
Investor Shares	6.1
Vanguard Morgan Growth Fund
Investor Shares	6.0
Vanguard Explorer Fund Investor
Shares	3.8

Total Fund Volatility Measures
		DJ
	STAR	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.88
Beta	1.10	0.66

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the annualized acquired fund fees and expenses were 0.31%.

5

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	STAR Fund	0.54%	6.40%	9.66%	$25,145
• • • • • • • •	STAR Composite Index	0.96	5.91	8.94	23,554
– – – –	STAR Composite Average	-0.05	4.69	8.18	21,944
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	6.56	10.76	13.36	35,036

For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

6

STAR Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
STAR Fund	3/29/1985	8.10%	8.28%	2.45%	6.33%	8.78%

7

STAR Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (43.9%)
Vanguard Windsor II Fund Investor Shares	79,129,460	2,958,651
Vanguard Windsor Fund Investor Shares	73,073,967	1,609,089
Vanguard PRIMECAP Fund Investor Shares	9,325,122	1,261,409
Vanguard U. S. Growth Fund Investor Shares	31,986,805	1,259,640
Vanguard Morgan Growth Fund Investor Shares	40,360,961	1,256,033
Vanguard Explorer Fund Investor Shares	7,687,533	786,050
		9,130,872
International Stock Funds (18.6%)
Vanguard International Growth Fund Investor Shares	70,498,888	1,938,719
Vanguard International Value Fund	53,928,406	1,933,873
		3,872,592
U.S. Bond Funds (37.5%)
Vanguard GNMA Fund Investor Shares	259,145,395	2,604,411
Vanguard Short-Term Investment-Grade Fund Investor Shares	250,071,318	2,603,243
Vanguard Long-Term Investment-Grade Fund Investor Shares	277,127,724	2,588,373
		7,796,027
Total Investment Companies (Cost $14,190,718)		20,799,491
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.308% (Cost $1)	14	1
Total Investments (100.0%) (Cost $14,190,719)		20,799,492
Other Assets and Liabilities (0.0%)
Other Assets		31,322
Liabilities		(32,315)
		(993)
Net Assets (100%)
Applicable to 797,017,774 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		20,798,499
Net Asset Value Per Share		$26.10

8

STAR Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	20,799,492
Receivables for Investment Securities Sold	5,440
Receivables for Capital Shares Issued	3,031
Receivables for Accrued Income	22,851
Total Assets	20,830,814
Liabilities
Payables for Investment Securities Purchased	22,850
Payables for Capital Shares Redeemed	8,235
Other Liabilities	1,230
Total Liabilities	32,315
Net Assets	20,798,499

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	13,338,951
Total Distributable Earnings (Loss)	7,459,548
Net Assets	20,798,499

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

9

STAR Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	430,097
Net Investment Income—Note B	430,097
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	569,021
Affiliated Funds Sold	299,753
Realized Net Gain (Loss)	868,774
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(1,168,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	130,624

See accompanying Notes, which are an integral part of the Financial Statements.

10

STAR Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	430,097	394,061
Realized Net Gain (Loss)	868,774	576,569
Change in Unrealized Appreciation (Depreciation)	(1,168,247)	2,138,432
Net Increase (Decrease) in Net Assets Resulting from Operations	130,624	3,109,062
Distributions
Net Investment Income	(405,043)	(384,190)
Realized Capital Gain[1]	(556,667)	(485,527)
Total Distributions	(961,710)	(869,717)
Capital Share Transactions
Issued	1,734,769	1,457,351
Issued in Lieu of Cash Distributions	916,139	830,084
Redeemed	(2,291,074)	(1,972,459)
Net Increase (Decrease) from Capital Share Transactions	359,834	314,976
Total Increase (Decrease)	(471,252)	2,554,321
Net Assets
Beginning of Period	21,269,751	18,715,430
End of Period	20,798,499	21,269,751

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $126,242,000 and $44,222,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

11

STAR Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.15	$24.32	$24.76	$25.27	$23.66
Investment Operations
Net Investment Income	. 537[1]	.503[1]	.470	.523	.486
Capital Gain Distributions Received	.711[1]	.470[1]	.683	.319	.296
Net Realized and Unrealized Gain (Loss)
on Investments	(1.070)	2.993	(.293)	(.329)	1.458
Total from Investment Operations	.178	3.966	.860	.513	2.240
Distributions
Dividends from Net Investment Income	(. 514)	(. 499)	(. 477)	(. 530)	(. 472)
Distributions from Realized Capital Gains	(.714)	(. 637)	(. 823)	(. 493)	(.158)
Total Distributions	(1.228)	(1.136)	(1.300)	(1.023)	(.630)
Net Asset Value, End of Period	$26.10	$27.15	$24.32	$24.76	$25.27

Total Return[2]	0.54%	16.96%	3.68%	2.03%	9.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,798	$21,270	$18,715	$18,830	$18,745
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.31%	0.32%	0.32%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.98%	1.95%	2.06%	1.97%
Portfolio Turnover Rate	11%	7%	12%	8%	6%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

12

STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of

13

STAR Fund

being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	65,081
Total Distributable Earnings (Loss)	(65,081)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	140,863
Undistributed Long-term Gains	724,071
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	6,594,615

14

STAR Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	14,204,877
Gross Unrealized Appreciation	6,854,114
Gross Unrealized Depreciation	(259,499)
Net Unrealized Appreciation (Depreciation)	6,594,615

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	63,732	57,536
Issued in Lieu of Cash Distributions	34,030	34,614
Redeemed	(84,239)	(78,209)
Net Increase (Decrease) in Shares Outstanding	13,523	13,941

15

STAR Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000) ($000)		($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	(3)	—	13	—	1
Vanguard Explorer
Fund	821,416	124,911	173,183	22,400	(9,494)	3,737	85,773	786,050
Vanguard GNMA
Fund	2,625,151	382,274	281,630	(10,121)	(111,263)	76,788	—	2,604,411
Vanguard
International
Growth Fund	2,024,982	220,375	159,013	47,640	(195,265)	17,136	—	1,938,719
Vanguard
International
Value Fund	2,024,723	181,207	94,763	13,013	(190,307)	38,051	—	1,933,873
Vanguard
Long-Term
Investment-Grade
Fund	2,633,654	548,377	250,328	(9,427)	(333,903)	112,003	50,029	2,588,373
Vanguard Morgan
Growth Fund	1,317,269	159,680	245,451	44,655	(20,120)	11,032	89,648	1,256,033
Vanguard
PRIMECAP Fund	1,301,267	123,647	223,871	82,023	(21,657)	13,673	56,974	1,261,409
Vanguard
Short-Term
Investment-Grade
Fund	2,620,990	352,049	298,353	(4,803)	(66,640)	67,988	—	2,603,243
Vanguard
U.S. Growth
Fund	1,319,303	111,521	254,520	101,726	(18,390)	4,999	58,103	1,259,640
Vanguard
Windsor Fund	1,626,996	136,395	60,346	2,333	(96,289)	26,469	44,803	1,609,089
Vanguard
Windsor II Fund	2,953,954	524,186	424,887	10,317	(104,919)	58,208	183,691	2,958,651
Total	21,269,705	2,864,622	2,466,345	299,753	(1,168,247)	430,097	569,021	20,799,492
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and Shareholders of Vanguard STAR Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard STAR Fund (one of the funds constituting Vanguard STAR Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

17

Special 2018 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $492,232,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $179,099,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 20.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $59,712,000 and foreign taxes paid of $4,523,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.54%	6.40%	9.66%
Returns After Taxes on Distributions	-0.81	5.07	8.49
Returns After Taxes on Distributions and Sale of Fund Shares	0.81	4.63	7.54

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,005.43	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the STAR Fund invests. The STAR Fund’s annualized expense figure for the period is 0.31%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

22

Benchmark Information

STAR Composite Average: 62.5% general equity funds average, 25% fixed income funds average, and 12.5% money market funds average through December 31, 2002; 50% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average through September 30, 2010; and 43.75% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 18.75% international funds average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

STAR Composite Index: 62.5% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.5% Citigroup 3 Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through April 22, 2005; 50% MSCI US Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through September 30, 2010; and 43.75% MSCI US Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 18.75% MSCI All Country World Index ex USA thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

23

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. 1–5 Year Credit Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the STAR Fund (including the Long-Term Investment-Grade Fund, GNMA Fund, and Short-Term Investment-Grade Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the STAR Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the STAR Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the STAR Fund or the owners of the STAR Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the STAR Fund. Investors acquire the STAR Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the STAR Fund. The STAR Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the STAR Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the STAR Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the STAR Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the STAR Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the STAR Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the STAR Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the STAR Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE STAR FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

24

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122018

Annual Report | October 31, 2018

Vanguard Total International

Stock Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	7
Financial Statements.	10
Your Fund’s After-Tax Returns.	38
About Your Fund’s Expenses.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Global stocks rallied early in the 12 months ended October 31, 2018, but fell back amid trade tensions and tightening monetary policy. A rising U.S. dollar hurt international equities, with emerging markets hit particularly hard.

• For the period, Vanguard Total International Stock Index Fund returned –8.71% for Investor Shares, trailing its benchmark and in line with the average return of its peers. The fund’s return diverged from that of its target index in part because of temporary price differences arising from fair-value pricing policies (see the Glossary).

• European stocks returned roughly –8%. The region’s three largest markets—the U.K., France, and Germany—detracted most from its results. The Pacific region returned about -7%; emerging markets, about -11%.

• Eight of the fund’s ten sectors declined. Only oil and gas and health care generated positive results. Financials, consumer goods, and industrials detracted most.

• Please note that shortly after the close of the period, Vanguard lowered the investment minimum for your fund’s Admiral Shares from $10,000 to $3,000.

Total Returns: Fiscal Year Ended October 31, 2018

Total
Returns
Vanguard Total International Stock Index Fund
Investor Shares	-8.71%
ETF Shares
Market Price	-9.06
Net Asset Value	-8.63
Admiral™ Shares	-8.63
Institutional Shares	-8.60
Institutional Plus Shares	-8.58
Institutional Select Shares	-8.56
FTSE Global All Cap ex US Index	-8.29
International Funds Average	-8.67

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
Total International Stock Index Fund Investor Shares	6.84%
Spliced Total International Stock Index	7.06
International Funds Average	6.70
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	ETF	Admiral	Institutional	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares	Average
Total International Stock
Index Fund	0.17%	0.11%	0.11%	0.09%	0.07%	0.045%	1.31%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratios were 0.17% for Investor Shares, 0.09% for ETF Shares, 0.11% for Admiral Shares, 0.08% for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Total International Stock Index Fund

Fund Profile

As of October 31, 2018

Share-Class Characteristics
Institutional
	Investor		Admiral	Institutional	Institutional	Select
	Shares	ETF Shares	Shares	Shares	Plus Shares	Shares
Ticker Symbol	VGTSX	VXUS	VTIAX	VTSNX	VTPSX	VTISX
Expense Ratio[1]	0.17%	0.11%	0.11%	0.09%	0.07%	0.045%

Portfolio Characteristics
		FTSE Global
		All Cap ex US
	Fund	Index
Number of Stocks	6,383	6,000
Median Market Cap	$24.8B	$24.6B
Price/Earnings Ratio	12.7x	12.7x
Price/Book Ratio	1.5x	1.5x
Return on Equity	12.3%	12.3%
Earnings Growth Rate	9.1%	9.1%
Dividend Yield	3.2%	3.2%
Turnover Rate	3%	—
Short-Term Reserves	-0.2%	—

Sector Diversification (% of equity exposure)
Fund
Basic Materials	7.2%
Consumer Goods	14.4
Consumer Services	8.9
Financials	25.0
Health Care	8.4
Industrials	14.4
Oil & Gas	7.3
Technology	7.9
Telecommunications	3.4
Utilities	3.1

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
FTSE Global
All Cap ex US
Index
R-Squared	0.98
Beta	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Dutch Shell plc	Integrated Oil & Gas	1.2%
Nestle SA	Food Products	1.1
Samsung Electronics
Co. Ltd.	Computer Hardware	0.9
Tencent Holdings Ltd.	Internet	0.9
Novartis AG	Pharmaceuticals	0.8
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	0.8
Roche Holding AG	Pharmaceuticals	0.8
HSBC Holdings plc	Banks	0.7
Alibaba Group Holding	Specialized
Ltd.	Consumer Services	0.7
Toyota Motor Corp.	Automobiles	0.7
Top Ten		8.6%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.17% for Investor Shares, 0.09% for ETF Shares, 0.11% for Admiral Shares, 0.08%
for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares.

5

Total International Stock Index Fund

Market Diversification (% of equity exposure)

		FTSE Global
		All Cap ex
		US
	Fund	Index
Europe
United Kingdom	12.5%	12.3%
France	6.6	6.7
Germany	6.0	6.0
Switzerland	5.5	5.6
Netherlands	2.2	2.3
Sweden	2.1	2.1
Spain	2.0	2.0
Italy	1.7	1.7
Denmark	1.1	1.1
Other	3.1	3.1
Subtotal	42.8%	42.9%
Pacific
Japan	17.8%	18.0%
Australia	4.8	4.8
South Korea	3.4	3.4
Hong Kong	2.4	2.4
Other	1.1	1.1
Subtotal	29.5%	29.7%
Emerging Markets
China	6.4%	6.4%
Taiwan	3.1	3.1
India	2.4	2.4
Brazil	1.9	1.9
South Africa	1.4	1.4
Other	5.3	5.1
Subtotal	20.5%	20.3%
North America
Canada	6.7%	6.7%
Middle East	0.5%	0.4%

6

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total International Stock Index Fund
Investor Shares	-8.71%	1.91%	6.84%	$19,386

Spliced Total International Stock Index	-8.29	2.04	7.06	19,786

International Funds Average	-8.67	1.76	6.70	19,133

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Total International Stock Index Fund

		Average Annual Total Returns
	Periods Ended October 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/29/2010)	Investment
Total International Stock Index Fund Admiral
Shares	-8.63%	1.97%	3.91%	$13,553
Spliced Total International Stock Index	-8.29	2.04	3.95	13,587

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/29/2010)	Investment
Total International Stock Index Fund
Institutional Shares	-8.60%	2.00%	3.94%	$6,791,661

Spliced Total International Stock Index	-8.29	2.04	3.94	6,792,092

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(11/30/2010)	Investment
Total International Stock Index Fund
Institutional Plus Shares	-8.58%	2.02%	4.11%	$137,574,361
Spliced Total International Stock Index	-8.29	2.04	4.09	137,352,716

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $3,000,000,000
	Year	(6/24/2016)	Investment

Total International Stock Index Fund
Institutional Select Shares	-8.56%	9.14%	$3,684,892,707

FTSE Global All Cap ex US Index	-8.29	9.00	3,673,964,383

"Since Inception" performance is calculated from the Institutional Select Shares’ inception date for both the fund and its comparative standards.

8

Total International Stock Index Fund

Cumulative Returns of ETF Shares: January 26, 2011, Through October 31, 2018

			Since
	One	Five	Inception
	Year	Years	(1/26/2011)
Total International Stock Index Fund ETF Shares
Market Price	-9.06%	9.86%	23.83%
Total International Stock Index Fund ETF Shares Net
Asset Value	-8.63	10.27	24.21
Spliced Total International Stock Index	-8.29	10.64	24.73

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/29/1996	1.54%	4.40%	5.12%
ETF Shares	1/26/2011
Market Price		1.41	4.46	4.03[1]
Net Asset Value		1.60	4.47	4.03[1]
Admiral Shares	11/29/2010	1.61	4.47	5.12[1]
Institutional Shares	11/29/2010	1.63	4.49	5.15[1]
Institutional Plus Shares	11/30/2010	1.65	4.51	5.32[1]
Institutional Select Shares	6/24/2016	1.67	—	13.77[1]
1 Return since inception.

9

Total International Stock Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		—	0.0%

Australia
Commonwealth Bank of Australia	26,363,867	1,296,334	0.4%
BHP Billiton Ltd.	48,104,327	1,109,943	0.3%
Westpac Banking Corp.	51,254,414	973,615	0.3%
CSL Ltd.	6,762,841	902,820	0.3%
Australia & New Zealand Banking Group Ltd.	43,417,266	799,167	0.2%
§,1 Australia—Other †		10,913,323	3.3%
		15,995,202	4.8%

§,1Austria †		773,747	0.2%

Belgium
Anheuser-Busch InBev SA/NV	11,365,350	840,602	0.2%
Belgium—Other †		1,571,638	0.5%
		2,412,240	0.7%

[1]Brazil †		6,358,080	1.9%

Canada
Royal Bank of Canada	21,628,155	1,575,884	0.5%
Toronto-Dominion Bank	27,627,194	1,532,617	0.4%
Bank of Nova Scotia	18,472,478	991,364	0.3%
Canadian National Railway Co.	11,024,045	942,418	0.3%
Suncor Energy Inc.	24,524,835	822,680	0.2%
§,1 Canada—Other †		16,439,202	4.9%
		22,304,165	6.6%

Chile †		892,106	0.3%

10

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
China
	Tencent Holdings Ltd.	85,345,906	2,923,888	0.9%
*	Alibaba Group Holding Ltd. ADR	16,332,170	2,323,741	0.7%
	China Construction Bank Corp.	1,339,051,442	1,062,600	0.3%
	Industrial & Commercial Bank of China Ltd.	1,170,938,899	794,451	0.3%
	China Mobile Ltd.	79,240,381	742,314	0.2%
	Bank of China Ltd.	1,140,463,808	485,885	0.2%
	CNOOC Ltd.	238,222,056	405,687	0.1%
	China Petroleum & Chemical Corp.	382,690,211	311,730	0.1%
	PetroChina Co. Ltd.	311,562,583	224,021	0.1%
	China Life Insurance Co. Ltd.	111,393,001	223,209	0.1%
	Agricultural Bank of China Ltd.	459,538,718	202,280	0.1%
	China Overseas Land & Investment Ltd.	57,670,449	181,307	0.1%
	China Resources Land Ltd.	40,245,497	136,883	0.1%
	China Shenhua Energy Co. Ltd.	51,057,255	115,515	0.1%
^	CITIC Ltd.	73,762,947	110,830	0.1%
	China Telecom Corp. Ltd.	208,268,512	98,539	0.1%
	PICC Property & Casualty Co. Ltd.	101,051,375	98,226	0.0%
	China Resources Beer Holdings Co. Ltd.	23,762,803	82,805	0.0%
	China CITIC Bank Corp. Ltd.	125,261,097	77,641	0.0%
	Sinopharm Group Co. Ltd.	15,363,849	74,428	0.0%
	China Taiping Insurance Holdings Co. Ltd.	21,695,418	72,875	0.0%
	China Communications Construction Co. Ltd.	66,658,147	61,119	0.0%
1	Postal Savings Bank of China Co. Ltd.	88,539,854	52,974	0.0%
	CRRC Corp. Ltd.	60,200,012	52,872	0.0%
	China Railway Group Ltd.	57,740,185	51,603	0.0%
	China Resources Power Holdings Co. Ltd.	28,645,604	50,400	0.0%
1	People’s Insurance Co. Group of China Ltd.	123,041,309	50,324	0.0%
	Kunlun Energy Co. Ltd.	41,874,595	47,644	0.0%
	China Resources Gas Group Ltd.	11,941,732	45,772	0.0%
	China Everbright International Ltd.	54,138,500	43,311	0.0%
	Dongfeng Motor Group Co. Ltd.	43,821,269	43,300	0.0%
	Zhuzhou CRRC Times Electric Co. Ltd.	7,632,694	40,916	0.0%
1	CGN Power Co. Ltd.	169,701,097	39,028	0.0%
	China Longyuan Power Group Corp. Ltd.	50,763,139	38,631	0.0%
1	China Resources Pharmaceutical Group Ltd.	25,055,374	36,812	0.0%
	China Railway Construction Corp. Ltd.	28,679,623	36,423	0.0%
	China Cinda Asset Management Co. Ltd.	143,362,198	35,193	0.0%
	China Merchants Port Holdings Co. Ltd.	19,431,419	33,098	0.0%
	China Resources Cement Holdings Ltd.	32,679,938	29,009	0.0%
1	China Galaxy Securities Co. Ltd.	56,915,345	28,672	0.0%
	Beijing Capital International Airport Co. Ltd.	25,363,047	27,535	0.0%
1	China Huarong Asset Management Co. Ltd.	144,672,383	26,267	0.0%
	AviChina Industry & Technology Co. Ltd.	38,035,371	25,399	0.0%
	China Oilfield Services Ltd.	27,131,253	25,314	0.0%
	Sinopec Shanghai Petrochemical Co. Ltd.	54,258,326	23,844	0.0%
^,1	China International Capital Corp. Ltd.	14,072,524	23,180	0.0%
	Air China Ltd.	27,111,849	21,919	0.0%
	China Everbright Bank Co. Ltd.	45,608,256	20,357	0.0%
1	Sinopec Engineering Group Co. Ltd.	21,728,920	20,242	0.0%
	Huaneng Renewables Corp. Ltd.	75,238,276	19,364	0.0%
	China State Construction International Holdings Ltd.	26,641,429	19,052	0.0%
	China Reinsurance Group Corp.	99,085,484	18,989	0.0%
	China Southern Airlines Co. Ltd.	28,473,819	15,521	0.0%

11

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
1	China Railway Signal & Communication Corp. Ltd.	22,805,834	15,356	0.0%
^	Angang Steel Co. Ltd.	17,002,042	14,539	0.0%
	China Coal Energy Co. Ltd.	32,105,775	14,417	0.0%
	China Power International Development Ltd.	68,483,239	13,550	0.0%
	China Eastern Airlines Corp. Ltd.	23,561,985	13,077	0.0%
	China Agri-Industries Holdings Ltd.	32,024,952	10,733	0.0%
	Chongqing Changan Automobile Co. Ltd. Class B	15,113,113	10,211	0.0%
	Metallurgical Corp. of China Ltd.	41,517,295	10,091	0.0%
	China BlueChemical Ltd.	27,088,549	9,286	0.0%
	Sinotrans Shipping Ltd.	20,521,731	6,862	0.0%
^	Huadian Fuxin Energy Corp. Ltd.	36,450,083	6,566	0.0%
	Shanghai Baosight Software Co. Ltd. Class B	3,473,510	6,016	0.0%
	Sinopec Kantons Holdings Ltd.	14,268,024	5,823	0.0%
	China Machinery Engineering Corp.	12,715,223	5,801	0.0%
1	China Everbright Greentech Ltd.	7,878,581	5,681	0.0%
	China Foods Ltd.	10,861,510	5,100	0.0%
	China Overseas Property Holdings Ltd.	19,012,341	4,484	0.0%
	Dah Chong Hong Holdings Ltd.	10,853,430	3,681	0.0%
*,^	COSCO Shipping International Singapore Co. Ltd.	13,722,101	3,524	0.0%
*,^	Sinopec Oilfield Service Corp.	29,665,650	3,295	0.0%
^	CITIC Resources Holdings Ltd.	33,988,695	2,782	0.0%
*,^	Sinofert Holdings Ltd.	23,787,522	2,675	0.0%
^	Harbin Electric Co. Ltd.	8,752,312	2,487	0.0%
	China National Accord Medicines Corp. Ltd. Class B	679,773	2,350	0.0%
*,^	CSSC Offshore and Marine Engineering Group Co. Ltd.	3,387,924	2,312	0.0%
	Minmetals Land Ltd.	14,183,439	2,176	0.0%
	China Merchants Land Ltd.	16,102,112	2,081	0.0%
	Shenzhen Chiwan Wharf Holdings Ltd. Class B	1,230,947	1,523	0.0%
^	China Everbright Water Ltd.	5,866,000	1,483	0.0%
	China Power Clean Energy Development Co. Ltd.	4,612,809	1,327	0.0%
	Poly Culture Group Corp. Ltd.	988,939	1,141	0.0%
^	China Electronics Huada Technology Co. Ltd.	12,401,938	1,093	0.0%
*,^	China Chengtong Development Group Ltd.	21,756,993	571	0.0%
§,1	China—Other †		9,166,121	2.7%
			21,211,154	6.3%

Colombia †			318,514	0.1%

[1]Czech Republic †			138,016	0.0%

Denmark
	Novo Nordisk A/S Class B	25,442,878	1,098,790	0.3%
§,1	Denmark—Other †		2,574,077	0.8%
			3,672,867	1.1%

Egypt †			159,002	0.0%

Finland †			2,642,476	0.8%

France
	TOTAL SA	37,606,229	2,206,575	0.7%
	Sanofi	16,233,628	1,450,655	0.4%
	LVMH Moet Hennessy Louis Vuitton SE	3,714,562	1,127,025	0.3%
	Airbus SE	8,220,806	908,522	0.3%

12

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	BNP Paribas SA	16,176,937	843,050	0.2%
1	France—Other †		15,507,486	4.6%
			22,043,313	6.5%
Germany
	SAP SE	14,494,686	1,552,006	0.5%
	Allianz SE	6,385,036	1,330,138	0.4%
	Siemens AG	11,477,444	1,319,303	0.4%
	Bayer AG	13,983,027	1,071,840	0.3%
	BASF SE	13,690,090	1,050,564	0.3%
§,1	Germany—Other †		13,398,481	4.0%
			19,722,332	5.9%

§Greece †			262,093	0.1%

Hong Kong
	AIA Group Ltd.	181,064,148	1,377,363	0.4%
	BOC Hong Kong Holdings Ltd.	53,975,169	202,067	0.1%
1	BOC Aviation Ltd.	3,191,376	22,876	0.0%
	Nexteer Automotive Group Ltd.	12,241,405	17,261	0.0%
*	MMG Ltd.	34,405,246	12,967	0.0%
	China Travel International Investment Hong Kong Ltd.	37,152,158	9,987	0.0%
	CITIC Telecom International Holdings Ltd.	20,983,810	6,589	0.0%
^,1	CGN New Energy Holdings Co. Ltd.	13,674,804	1,800	0.0%
^	Shenwan Hongyuan HK Ltd.	5,358,106	1,087	0.0%
§,1	Hong Kong—Other †		6,269,566	1.8%
			7,921,563	2.3%

Hungary †			238,770	0.1%

India
	Nestle India Ltd.	345,941	47,443	0.0%
§,1	India—Other †		7,768,979	2.3%
			7,816,422	2.3%

§Indonesia †			1,590,778	0.5%

§Ireland †			640,535	0.2%

Israel †			1,294,906	0.4%

Italy
*,1	Pirelli & C SPA	6,453,919	47,429	0.0%
§,1	Italy—Other †		5,593,565	1.7%
			5,640,994	1.7%
Japan
	Toyota Motor Corp.	37,821,941	2,215,646	0.7%
	Mitsubishi UFJ Financial Group Inc.	188,833,633	1,142,914	0.3%
	Sony Corp.	18,933,113	1,024,599	0.3%
	SoftBank Group Corp.	12,759,219	1,009,750	0.3%
	Japan—Other †		53,819,024	16.0%
			59,211,933	17.6%

Kuwait †			186,645	0.1%

13

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Luxembourg †			5,984	0.0%
Malaysia
	Nestle Malaysia Bhd.	900,492	30,956	0.0%
§,1	Malaysia—Other †		2,337,556	0.7%
			2,368,512	0.7%
§Malta †			—	0.0%
[1]Mexico †			2,352,441	0.7%
Netherlands
	Unilever NV	22,625,696	1,215,799	0.4%
	ASML Holding NV	6,080,172	1,047,280	0.3%
§,1	Netherlands—Other †		5,200,593	1.5%
			7,463,672	2.2%
§New Zealand †			796,084	0.2%
Norway
*,1	Elkem ASA	3,577,856	10,628	0.0%
1	Norway—Other †		2,169,216	0.6%
			2,179,844	0.6%
Other [2]
3	Vanguard FTSE Emerging Markets ETF	15,759,336	596,648	0.2%
Pakistan †			141,718	0.0%
Peru †			273,956	0.1%
Philippines
	Pilipinas Shell Petroleum Corp.	10,488,066	9,536	0.0%
1	Philippines—Other †		918,360	0.3%
			927,896	0.3%
§,1Poland †			901,132	0.3%
Portugal †			448,812	0.1%
Qatar †			826,702	0.2%

[1]Russia †			2,821,014	0.8%
§Singapore †			2,979,741	0.9%
South Africa
	Naspers Ltd.	6,381,778	1,119,370	0.3%
1	South Africa—Other †		3,516,498	1.1%
			4,635,868	1.4%
South Korea
	Samsung Electronics Co. Ltd.	70,440,624	2,637,001	0.8%
	Hankook Shell Oil Co. Ltd.	7,400	2,240	0.0%

14

Total International Stock Index Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
	Tongyang Life Insurance Co. Ltd.		449,147	2,230	0.0%
§,1	South Korea—Other †			8,544,422	2.5%
				11,185,893	3.3%
Spain
	Banco Santander SA		240,532,921	1,144,452	0.4%
§,1	Spain—Other †			5,488,457	1.6%
				6,632,909	2.0%

[1]Sweden †				6,986,303	2.1%

Switzerland
	Nestle SA		45,074,127	3,805,298	1.1%
	Novartis AG		32,584,546	2,853,506	0.9%
	Roche Holding AG		10,395,945	2,529,982	0.8%
1	Switzerland—Other †			9,205,796	2.7%
				18,394,582	5.5%
Taiwan
	Taiwan Semiconductor Manufacturing Co. Ltd.		354,159,263	2,658,809	0.8%
§	Taiwan—Other †			7,574,064	2.2%
				10,232,873	3.0%

§,1Thailand †				2,958,643	0.9%

§,1Turkey †				546,138	0.2%

United Arab Emirates †				655,327	0.2%

United Kingdom
	HSBC Holdings plc		300,803,784	2,475,496	0.7%
	Royal Dutch Shell plc Class A		67,448,913	2,148,796	0.6%
	BP plc		292,302,041	2,111,509	0.6%
	Royal Dutch Shell plc Class B		56,115,733	1,830,099	0.6%
	AstraZeneca plc		18,980,523	1,451,814	0.4%
	British American Tobacco plc		33,234,338	1,440,718	0.4%
	GlaxoSmithKline plc		72,965,094	1,413,171	0.4%
	Diageo plc		36,126,529	1,248,949	0.4%
	Unilever plc		16,668,273	882,913	0.3%
	Rio Tinto plc		17,241,149	837,071	0.3%
	Royal Dutch Shell plc Class A		1,413,285	44,888	0.0%
§,1	United Kingdom—Other †			24,839,188	7.4%
				40,724,612	12.1%
Total Common Stocks (Cost $323,475,378)				331,485,157	98.5%[4]

		Coupon
Preferred Stocks (Cost $824) †				821	0.0%
Temporary Cash Investments
Money Market Fund
[5,6]	Vanguard Market Liquidity Fund	2.308%	93,671,634	9,367,163	2.8%

15

Total International Stock Index Fund

	Market	Percentage
	Value•	of Net
	($000)	Assets
7U.S. Government and Agency Obligations †	243,226	0.1%
Total Temporary Cash Investments (Cost $9,609,707)	9,610,389	2.9%[4]
Total Investments (Cost $333,085,909)	341,096,367	101.4%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	18,188
Receivables for Investment Securities Sold	445,858
Receivables for Accrued Income	1,017,278
Receivables for Capital Shares Issued	842,373
Variation Margin Receivable—Futures Contracts	59,543
Unrealized Appreciation—Forward Currency Contracts	1,372
Other Assets[7,8]	167,341
Total Other Assets	2,551,953	0.8%
Liabilities
Payables for Investment Securities Purchased	(818,577)
Collateral for Securities on Loan	(6,076,193)
Payables for Capital Shares Redeemed	(137,943)
Payables to Vanguard	(87,868)
Variation Margin Payable—Futures Contracts	(2)
Unrealized Depreciation—Forward Currency Contracts	(96,617)
Other Liabilities	(85,378)
Total Liabilities	(7,302,578)	(2.2%)
Net Assets	336,345,742	100.0%

At October 31, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		330,206,390
Total Distributable Earnings (Loss)		6,139,352
Net Assets		336,345,742

Investor Shares—Net Assets
Applicable to 7,939,443,095 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		126,319,266
Net Asset Value Per Share—Investor Shares		$15.91

ETF Shares—Net Assets
Applicable to 209,878,102 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,388,594
Net Asset Value Per Share—ETF Shares		$49.50

16

Total International Stock Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 2,456,098,148 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	65,362,591
Net Asset Value Per Share—Admiral Shares	$26.61

Institutional Shares—Net Assets
Applicable to 268,374,615 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,563,254
Net Asset Value Per Share—Institutional Shares	$106.43

Institutional Plus Shares—Net Assets
Applicable to 885,342,149 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	94,242,394
Net Asset Value Per Share—Institutional Plus Shares	$106.45

Institutional Select—Net Assets
Applicable to 102,318,030 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,469,643
Net Asset Value Per Share—Institutional Select	$112.10

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,684,941,000.
§ Security value determined using significant unobservable inputs.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate value of these securities was $4,164,804,000 representing 1.2% of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 1.6%, respectively, of net assets.
5 Includes $6,076,193,000 of collateral received for securities on loan.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Securities with a value of $181,867,000 and cash of $39,110,000 have been segregated as initial margin for open futures contracts.
8 Cash of $97,720,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.

17

Total International Stock Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
						($000)
						Value and
			Number of			Unrealized
			Long (Short)		Notional	Appreciation
		Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2018		35,626		1,289,297	(56,334)
Topix Index	December 2018			7,188	1,045,191	(20,157)
FTSE 100 Index	December 2018			8,810	800,490	(17,399)
MSCI Emerging Market Index	December 2018		13,000		621,855	(36,875)
S&P ASX 200 Index	December 2018			3,697	379,806	(20,837)
E-mini S&P 500 Index	December 2018			500	67,778	(2)
						(151,604)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	12/28/18	EUR	1,149,971	USD	1,350,917	(41,110)
BNP Paribas	12/18/18	JPY	123,133,537	USD	1,112,295	(16,331)
Toronto-Dominion Bank	12/28/18	GBP	584,487	USD	777,829	(28,338)
Morgan Stanley Capital Services LLC	12/27/18	AUD	488,776	USD	352,776	(6,431)
BNP Paribas	12/28/18	EUR	66,260	USD	77,079	(1,609)
BNP Paribas	12/28/18	GBP	57,672	USD	76,445	(2,492)
Credit Suisse International	12/27/18	AUD	71,523	USD	50,895	(214)
Citibank, N.A.	12/27/18	AUD	6,929	USD	5,002	(92)
UBS AG	12/18/18	USD	445,928	JPY	50,000,000	897
Citibank, N.A.	12/28/18	USD	30,036	EUR	25,976	450
JPMorgan Chase Bank, N.A.	12/18/18	USD	24,477	JPY	2,747,200	25
						(95,245)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31,2018, the counterparties had deposited in segregated accounts securities with a value of $1,383,000 and cash of $1,010,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	9,878,587
Dividends—Affiliated Issuers	17,176
Interest—Unaffiliated Issuers	3,895
Interest—Affiliated Issuers	57,866
Securities Lending—Net	227,820
Total Income	10,185,344
Expenses
The Vanguard Group—Note B
Investment Advisory Services	12,888
Management and Administrative—Investor Shares	173,731
Management and Administrative—ETF Shares	7,833
Management and Administrative—Admiral Shares	61,088
Management and Administrative—Institutional Shares	19,637
Management and Administrative—Institutional Plus Shares	51,999
Management and Administrative—Institutional Select Shares	2,837
Marketing and Distribution—Investor Shares	20,286
Marketing and Distribution—ETF Shares	560
Marketing and Distribution—Admiral Shares	4,853
Marketing and Distribution—Institutional Shares	814
Marketing and Distribution—Institutional Plus Shares	1,027
Marketing and Distribution—Institutional Select Shares	—
Custodian Fees	35,958
Auditing Fees	314
Shareholders’ Reports and Proxy—Investor Shares	1,711
Shareholders’ Reports and Proxy—ETF Shares	289
Shareholders’ Reports and Proxy—Admiral Shares	487
Shareholders’ Reports and Proxy—Institutional Shares	324
Shareholders’ Reports and Proxy—Institutional Plus Shares	60
Shareholders’ Reports and Proxy—Institutional Select Shares	—
Trustees’ Fees and Expenses	212
Total Expenses	396,908
Net Investment Income	9,788,436
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers [2]	(424,258)
Investment Securities Sold—Affiliated Issuers	21,283

19

Total International Stock Index Fund

Statement of Operations (continued)
Year Ended
October 31, 2018
($000)
Futures Contracts	36,472
Forward Currency Contracts	(167,729)
Foreign Currencies	(61,404)
Realized Net Gain (Loss)	(595,636)
Change in Unrealized Appreciation (Depreciation)
Investment Securities Sold—Unaffiliated Issuers	(40,419,205)
Investment Securities Sold—Affiliated Issuers	(123,291)
Futures Contracts	(322,839)
Forward Currency Contracts	(15,727)
Foreign Currencies	(13,222)
Change in Unrealized Appreciation (Depreciation)	(40,894,284)
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,701,484)

1 Dividends are net of foreign withholding taxes of $785,158,000.

2 Includes ($189,375,000) of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,788,436	7,490,211
Realized Net Gain (Loss)	(595,636)	(778,404)
Change in Unrealized Appreciation (Depreciation)	(40,894,284)	51,485,440
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,701,484)	58,197,247
Distributions
Net Investment Income
Investor Shares	(3,404,298)	(2,769,474)
ETF Shares	(303,751)	(220,874)
Admiral Shares	(1,923,623)	(1,511,077)
Institutional Shares	(869,323)	(673,152)
Institutional Plus Shares	(2,657,567)	(2,161,417)
Institutional Select Shares	(255,719)	(92,578)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Institutional Select Shares	—	—
Total Distributions	(9,414,281)	(7,428,572)
Capital Share Transactions
Investor Shares	25,227,334	9,962,681
ETF Shares	2,055,478	1,813,592
Admiral Shares	8,337,370	9,851,801
Institutional Shares	2,408,468	5,575,618
Institutional Plus Shares	16,762,065	9,638,520
Institutional Select Shares	7,035,833	3,681,316
Net Increase (Decrease) from Capital Share Transactions	61,826,548	40,523,528
Total Increase (Decrease)	20,710,783	91,292,203
Net Assets
Beginning of Period	315,634,959	224,342,756
End of Period	336,345,742	315,634,959

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total International Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.91	$14.88	$15.11	$16.31	$16.67
Investment Operations
Net Investment Income	. 500[1]	.444[1]	.422	.423	.526 [2]
Net Realized and Unrealized Gain (Loss)
on Investments	(2.016)	3.028	(.243)	(1.206)	(.352)
Total from Investment Operations	(1.516)	3.472	.179	(.783)	.174
Distributions
Dividends from Net Investment Income	(. 484)	(. 442)	(. 409)	(. 417)	(. 534)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 484)	(. 442)	(. 409)	(. 417)	(. 534)
Net Asset Value, End of Period	$15.91	$17.91	$14.88	$15.11	$16.31

Total Return[3]	-8.71%	23.70%	1.31%	-4.89%	1.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$126,319	$116,279	$87,010	$74,444	$51,040
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.18%	0.19%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.81%	2.73%	2.95%	2.73%	3.16%[2]
Portfolio Turnover Rate [4]	3%	3%	3%	3%	3%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.067 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total International Stock Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$55.70	$46.28	$47.00	$50.75	$51.86
Investment Operations
Net Investment Income	1.612[1]	1.420[1]	1.344	1.346	1.680[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(6.269)	9.404	(.763)	(3.767)	(1.087)
Total from Investment Operations	(4.657)	10.824	.581	(2.421)	.593
Distributions
Dividends from Net Investment Income	(1.543)	(1.404)	(1.301)	(1.329)	(1.703)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.543)	(1.404)	(1.301)	(1.329)	(1.703)
Net Asset Value, End of Period	$49.50	$55.70	$46.28	$47.00	$50.75

Total Return	-8.63%	23.76%	1.39%	-4.87%	1.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,389	$9,670	$6,377	$4,930	$3,360
Ratio of Total Expenses to Average Net Assets	0.09%	0.11%	0.11%	0.13%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.89%	2.79%	3.02%	2.79%	3.24%[2]
Portfolio Turnover Rate [3]	3%	3%	3%	3%	3%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.208 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total International Stock Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.95	$24.89	$25.27	$27.29	$27.89
Investment Operations
Net Investment Income	. 858[1]	.761[1]	.722	.726	.904[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.369)	5.053	(.400)	(2.032)	(.588)
Total from Investment Operations	(2.511)	5.814	.322	(1.306)	.316
Distributions
Dividends from Net Investment Income	(. 829)	(.754)	(.702)	(.714)	(. 916)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 829)	(.754)	(.702)	(.714)	(. 916)
Net Asset Value, End of Period	$26.61	$29.95	$24.89	$25.27	$27.29

Total Return[3]	-8.63%	23.73%	1.40%	-4.88%	1.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65,363	$65,249	$45,154	$37,841	$31,445
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.79%	3.02%	2.80%	3.24%[2]
Portfolio Turnover Rate [4]	3%	3%	3%	3%	3%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.111 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total International Stock Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$119.77	$99.52	$101.07	$109.12	$111.51
Investment Operations
Net Investment Income	3.461[1]	3.062[1]	2.907	2.923	3.630[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(13.460)	20.229	(1.632)	(8.098)	(2.338)
Total from Investment Operations	(9.999)	23.291	1.275	(5.175)	1.292
Distributions
Dividends from Net Investment Income	(3.341)	(3.041)	(2.825)	(2.875)	(3.682)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.341)	(3.041)	(2.825)	(2.875)	(3.682)
Net Asset Value, End of Period	$106.43	$119.77	$99.52	$101.07	$109.12

Total Return	-8.60%	23.78%	1.39%	-4.84%	1.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,563	$29,794	$19,692	$16,038	$13,182
Ratio of Total Expenses to Average Net Assets	0.08%	0.09%	0.09%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.90%	2.81%	3.04%	2.82%	3.26%[2]
Portfolio Turnover Rate [3]	3%	3%	3%	3%	3%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total International Stock Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$119.79	$99.54	$101.08	$109.14	$111.53
Investment Operations
Net Investment Income	3.470[1]	3.086[1]	2.926	2.954	3.655[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(13.454)	20.228	(1.622)	(8.108)	(2.339)
Total from Investment Operations	(9.984)	23.314	1.304	(5.154)	1.316
Distributions
Dividends from Net Investment Income	(3.356)	(3.064)	(2.844)	(2.906)	(3.706)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.356)	(3.064)	(2.844)	(2.906)	(3.706)
Net Asset Value, End of Period	$106.45	$119.79	$99.54	$101.08	$109.14

Total Return	-8.58%	23.80%	1.42%	-4.82%	1.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$94,242	$88,781	$64,511	$53,318	$33,915
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.91%	2.83%	3.06%	2.85%	3.28%[2]
Portfolio Turnover Rate [3]	3%	3%	3%	3%	3%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total International Stock Index Fund

Financial Highlights

Institutional Select Shares

			June 24,
	Year Ended		2016[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period[1]	$126.15	$104.82	$97.20
Investment Operations
Net Investment Income	3.679 [2]	3.303 [2]	.914
Net Realized and Unrealized Gain (Loss) on Investments	(14.163)	21.274	7.340
Total from Investment Operations	(10.484)	24.577	8.254
Distributions
Dividends from Net Investment Income	(3.566)	(3.247)	(.634)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.566)	(3.247)	(.634)
Net Asset Value, End of Period	$112.10	$126.15	$104.82

Total Return	-8.56%	23.83%	8.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,470	$5,863	$1,599
Ratio of Total Expenses to Average Net Assets	0.045%	0.045%	0.045%[3]
Ratio of Net Investment Income to Average Net Assets	2.93%	2.85%	3.09%[3]
Portfolio Turnover Rate [4]	3%	3%	3%[5]

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
5 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of

28

Total International Stock Index Fund

an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

29

Total International Stock Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

30

Total International Stock Index Fund

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $18,188,000, representing 0.01% of the fund’s net assets and 7.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

31

Total International Stock Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	32,480,966	17,735	561
Common Stocks—Other	6,006,292	292,874,031	105,572
Preferred Stocks	—	821	—
Temporary Cash Investments	9,367,163	243,226	—
Futures Contracts—Assets[1]	59,543	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Forward Currency Contracts—Assets	—	1,372	—
Forward Currency Contracts—Liabilities	—	(96,617)	—
Total	47,913,962	293,040,568	106,133
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $4,911,780,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $5,783,884,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

D. At October 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	59,543	—	59,543
Unrealized Appreciation—Forward Currency Contracts	—	1,372	1,372
Total Assets	59,543	1,372	60,915

Variation Margin Payable—Futures Contracts	(2)	—	(2)
Unrealized Depreciation—Forward Currency Contracts	—	(96,617)	(96,617)
Total Liabilities	(2)	(96,617)	(96,619)

32

Total International Stock Index Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	36,472	—	36,472
Forward Currency Contracts	—	(167,729)	(167,729)
Realized Net Gain (Loss) on Derivatives	36,472	(167,729)	(131,257)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(322,839)	—	(322,839)
Forward Currency Contracts	—	(15,727)	(15,727)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(322,839)	(15,727)	(338,566)

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, passive foreign investment companies, and tax on capital gains were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	(189,375)
Total Distributable Earnings (Loss)	189,375

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,197,527
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,832,810)
Net Unrealized Gains (Losses)	6,839,787

33

Total International Stock Index Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	334,199,787
Gross Unrealized Appreciation	45,109,520
Gross Unrealized Depreciation	(38,253,935)
Net Unrealized Appreciation (Depreciation)	6,855,585

F. During the year ended October 31, 2018, the fund purchased $72,170,144,000 of investment securities and sold $12,236,580,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,777,153,000 and $484,775,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	27,590,638	1,566,645	15,620,808	987,692
Issued in Lieu of Cash Distributions	3,397,211	192,809	2,762,233	171,176
Redeemed	(5,760,515)	(314,073)	(8,420,360)	(512,954)
Net Increase (Decrease)—Investor Shares	25,227,334	1,445,381	9,962,681	645,914
ETF Shares
Issued	2,055,484	36,270	2,058,639	40,430
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6)	—	(245,047)	(4,600)
Net Increase (Decrease)—ETF Shares	2,055,478	36,270	1,813,592	35,830
Admiral Shares
Issued	17,600,048	587,059	16,593,956	612,810
Issued in Lieu of Cash Distributions	1,685,081	57,162	1,336,046	49,394
Redeemed	(10,947,759)	(366,624)	(8,078,201)	(298,134)
Net Increase (Decrease)—Admiral Shares	8,337,370	277,597	9,851,801	364,070
Institutional Shares
Issued	9,409,481	78,576	8,656,989	79,359
Issued in Lieu of Cash Distributions	819,626	6,952	640,644	5,917
Redeemed	(7,820,639)	(65,903)	(3,722,015)	(34,393)
Net Increase (Decrease)—Institutional Shares	2,408,468	19,625	5,575,618	50,883

34

Total International Stock Index Fund

			Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Plus Shares
Issued	25,373,121	215,002	18,777,456	175,033
Issued in Lieu of Cash Distributions	2,635,219	22,353	2,142,103	19,827
Redeemed	(11,246,275)	(93,121)	(11,281,039)	(101,849)
Net Increase (Decrease) —Institutional
Plus Shares	16,762,065	144,234	9,638,520	93,011
Institutional Select Shares
Issued	7,794,139	62,016	3,749,423	31,833
Issued in Lieu of Cash Distributions	255,719	2,065	92,578	796
Redeemed	(1,014,025)	(8,242)	(160,685)	(1,402)
Net Increase (Decrease) —Institutional
Select Shares	7,035,833	55,839	3,681,316	31,227

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					Oct. 31,
	2017		from	Net			Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized	Change in	Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE
Emerging Markets
ETF	840,065	80,445	221,321	21,114	(123,655)	17,176	—	596,648
Vanguard Market
Liquidity Fund	7,201,763	NA1	NA1	169	364	57,866	—	9,367,163
Total	8,041,828			21,283	(123,291)	75,042	—	9,963,811

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and Shareholders of Vanguard Total International Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Total International Stock Index Fund (one of the funds constituting Vanguard STAR Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

36

Special 2018 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,585,703,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $9,381,014,000 and foreign taxes paid of $758,547,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

37

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Total International Stock Index Fund Investor Shares

Periods Ended October 31, 2018

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-8.71%	1.91%	6.84%
Returns After Taxes on Distributions	-9.39	1.15	6.16
Returns After Taxes on Distributions and Sale of Fund Shares	-4.76	1.37	5.48

38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

39

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$884.88	$0.81
ETF Shares	1,000.00	885.28	0.38
Admiral Shares	1,000.00	885.22	0.52
Institutional Shares	1,000.00	885.37	0.33
Institutional Plus Shares	1,000.00	885.42	0.33
Institutional Select Shares	1,000.00	885.56	0.21
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.35	$0.87
ETF Shares	1,000.00	1,024.80	0.41
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.85	0.36
Institutional Select Shares	1,000.00	1,024.98	0.23

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for Investor Shares, 0.08% for ETF Shares, 0.11% for Admiral Shares, 0.07% for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

40

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

41

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Total International Stock Index: Total International Composite Index through August 31, 2006; MSCI EAFE + Emerging Markets Index through December 15, 2010; MSCI ACWI ex USA IMI Index through June 2, 2013; and FTSE Global All Cap ex US Index thereafter. Benchmark returns are adjusted for withholding taxes.

42

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1130 122018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2018: $314,000
Fiscal Year Ended October 31, 2017: $327,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2018: $9,734,277
Fiscal Year Ended October 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2018: $5,581,336
Fiscal Year Ended October 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2018: $0
Fiscal Year Ended October 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)

Common Stocks (98.5%)[1]
Argentina (0.0%)
Ternium Argentina SA	390	—

Australia (4.8%)
Commonwealth Bank of Australia	26,363,867	1,296,334
BHP Billiton Ltd.	48,104,327	1,109,943
Westpac Banking Corp.	51,254,414	973,615
CSL Ltd.	6,762,841	902,820
Australia & New Zealand Banking Group Ltd.	43,417,266	799,167
National Australia Bank Ltd.	40,727,365	729,408
Wesfarmers Ltd.	16,922,349	560,430
Woolworths Group Ltd.	19,652,310	396,651
Macquarie Group Ltd.	4,597,507	383,396
Woodside Petroleum Ltd.	13,990,006	344,438
Rio Tinto Ltd.	6,172,276	335,848
Transurban Group	39,095,557	314,459
Scentre Group	76,602,104	215,808
South32 Ltd.	77,014,377	198,632
Goodman Group	26,516,484	194,882
Suncorp Group Ltd.	19,452,827	193,421
Aristocrat Leisure Ltd.	9,558,833	180,126
Brambles Ltd.	23,873,682	179,839
Newcrest Mining Ltd.	11,509,627	168,480
* Insurance Australia Group Ltd.	34,636,518	167,525
Amcor Ltd.	17,361,065	163,823
QBE Insurance Group Ltd.	20,343,211	163,452
* Origin Energy Ltd.	26,339,601	136,499
Telstra Corp. Ltd.	62,340,865	136,367
AGL Energy Ltd.	9,817,866	125,379
Santos Ltd.	26,529,828	124,520
ASX Ltd.	2,897,401	121,693
APA Group	17,701,511	120,547
Treasury Wine Estates Ltd.	10,797,783	116,223
Dexus	15,291,174	110,484
Oil Search Ltd.	19,864,980	109,208
LendLease Group	8,740,160	109,152
Cochlear Ltd.	843,830	106,334
Sonic Healthcare Ltd.	6,361,599	101,816
Computershare Ltd.	7,238,721	101,651
GPT Group	27,176,129	99,389
Stockland	36,656,192	93,771
Tabcorp Holdings Ltd.	28,326,711	92,959
Vicinity Centres	48,275,450	90,559
James Hardie Industries plc	6,637,829	88,667
Mirvac Group	55,891,840	85,975
Aurizon Holdings Ltd.	28,812,421	85,842
BlueScope Steel Ltd.	8,264,789	84,719
Medibank Pvt Ltd.	41,678,327	82,638
Caltex Australia Ltd.	3,940,958	78,854
AMP Ltd.	43,923,567	77,021
Ramsay Health Care Ltd.	1,919,512	76,618
Sydney Airport	16,641,425	76,061
Orica Ltd.	5,724,972	69,752
Boral Ltd.	17,451,480	69,523
Incitec Pivot Ltd.	25,041,957	69,388
Fortescue Metals Group Ltd.	24,017,183	68,361
Alumina Ltd.	37,354,418	67,792
SEEK Ltd.	5,190,072	65,940
Challenger Ltd.	8,608,697	62,696
Northern Star Resources Ltd.	8,914,062	55,688
Coca-Cola Amatil Ltd.	7,729,498	54,398
Bendigo & Adelaide Bank Ltd.	7,478,062	54,340
WorleyParsons Ltd.	5,134,756	53,110

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Atlas Arteria Ltd.	10,216,273	49,489
	CIMIC Group Ltd.	1,462,821	49,114
	Crown Resorts Ltd.	5,309,186	47,240
	Downer EDI Ltd.	9,127,359	44,937
	Orora Ltd.	18,525,342	44,149
	Star Entertainment Grp Ltd.	12,634,422	42,605
	ALS Ltd.	7,327,572	42,494
	Link Administration Holdings Ltd.	7,772,307	41,419
	Bank of Queensland Ltd.	6,040,059	41,404
	Qantas Airways Ltd.	10,148,326	39,393
	Healthscope Ltd.	26,201,450	39,311
	REA Group Ltd.	764,571	38,912
*	Xero Ltd.	1,365,945	38,722
	Magellan Financial Group Ltd.	1,998,831	37,884
	Reliance Worldwide Corp. Ltd.	10,582,065	37,699
	Iluka Resources Ltd.	6,384,884	36,670
	Charter Hall Group	7,196,423	35,221
	Ansell Ltd.	2,134,120	35,184
	Whitehaven Coal Ltd.	10,124,899	34,974
	Domino's Pizza Enterprises Ltd.	892,436	34,204
	Evolution Mining Ltd.	15,685,881	33,201
	Beach Energy Ltd.	26,145,190	32,566
	Investa Office Fund	8,212,353	32,310
	DuluxGroup Ltd.	6,141,360	32,282
	Qube Holdings Ltd.	18,403,316	32,002
	AusNet Services	25,952,579	31,478
	OZ Minerals Ltd.	4,734,815	30,374
	Washington H Soul Pattinson & Co. Ltd.	1,364,796	27,981
^	JB Hi-Fi Ltd.	1,716,898	27,977
	Flight Centre Travel Group Ltd.	842,733	27,799
	TPG Telecom Ltd.	5,458,633	27,794
	carsales.com Ltd.	3,192,632	27,672
	Adelaide Brighton Ltd.	6,812,948	27,403
	Metcash Ltd.	13,901,575	27,170
	nib holdings Ltd.	6,699,854	26,373
	Cleanaway Waste Management Ltd.	20,293,223	25,942
	Altium Ltd.	1,625,501	25,341
	IOOF Holdings Ltd.	5,208,596	25,192
	Steadfast Group Ltd.	11,573,707	24,405
	Pendal Group Ltd.	4,098,604	23,698
	St. Barbara Ltd.	7,918,060	23,374
	Shopping Centres Australasia Property Group	12,092,392	21,993
*	Vocus Group Ltd.	8,999,507	21,960
	Independence Group NL	7,544,268	21,656
*	NEXTDC Ltd.	5,065,370	21,175
	Mineral Resources Ltd.	2,082,565	21,132
*,^	Afterpay Touch Group Ltd.	2,365,918	21,088
	Regis Resources Ltd.	7,013,878	21,040
	Bapcor Ltd.	4,334,136	21,025
	GrainCorp Ltd. Class A	3,449,641	20,166
*	Saracen Mineral Holdings Ltd.	11,435,901	19,947
	Costa Group Holdings Ltd.	4,549,514	19,712
	Sims Metal Management Ltd.	2,410,922	19,332
^	Harvey Norman Holdings Ltd.	8,529,793	19,309
	CSR Ltd.	7,667,314	19,234
	Seven Group Holdings Ltd.	1,514,259	19,130
	Nufarm Ltd.	4,473,009	18,088
*	Mayne Pharma Group Ltd.	22,556,779	17,939
	Corporate Travel Management Ltd.	1,253,415	17,887
	BWP Trust	7,243,321	17,775
^	Blackmores Ltd.	201,069	17,338
	Breville Group Ltd.	1,902,171	16,570
	Navitas Ltd.	4,569,405	16,471
	Primary Health Care Ltd.	8,652,379	16,289

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Perpetual Ltd.	659,872	16,231
	Cromwell Property Group	22,066,727	16,107
2	MYOB Group Ltd.	6,710,761	16,048
	Fairfax Media Ltd.	35,113,536	15,980
	IRESS Ltd.	2,035,267	15,679
	Webjet Ltd.	1,689,236	15,659
	Charter Hall Retail REIT	4,904,441	14,782
*,^	Lynas Corp. Ltd.	9,721,098	14,385
	Monadelphous Group Ltd.	1,380,231	14,124
^	InvoCare Ltd.	1,621,553	13,956
	Premier Investments Ltd.	1,148,716	13,393
	WiseTech Global Ltd.	1,170,593	13,388
*,^	Pilbara Minerals Ltd.	23,879,579	13,378
	IDP Education Ltd.	1,898,200	12,407
^	Platinum Asset Management Ltd.	3,474,783	12,099
	ARB Corp. Ltd.	965,330	11,874
	Appen Ltd.	1,520,051	11,540
	Abacus Property Group	4,864,150	11,322
^	Nine Entertainment Co. Holdings Ltd.	9,398,054	11,287
	GUD Holdings Ltd.	1,278,125	11,206
	Super Retail Group Ltd.	2,173,764	11,148
	Sandfire Resources NL	2,304,043	10,894
^	Bega Cheese Ltd.	2,558,022	10,835
	National Storage REIT	8,961,526	10,828
	oOh!media Ltd.	3,179,142	10,683
	Bingo Industries Ltd.	6,205,958	10,535
	Brickworks Ltd.	867,675	10,389
	McMillan Shakespeare Ltd.	882,485	10,350
^	G8 Education Ltd.	6,840,908	9,954
	Viva Energy REIT	6,378,676	9,855
	Charter Hall Long Wale REIT	3,338,878	9,752
*	Emeco Holdings Ltd.	46,234,062	9,402
	Southern Cross Media Group Ltd.	11,221,336	9,092
*,^	Galaxy Resources Ltd.	5,801,559	9,053
	Technology One Ltd.	2,272,395	8,781
	Growthpoint Properties Australia Ltd.	3,396,891	8,760
	SmartGroup Corp. Ltd.	1,236,689	8,758
	Elders Ltd.	1,675,346	8,673
	SpeedCast International Ltd.	3,356,176	8,580
	IPH Ltd.	2,229,023	8,557
*,^	Mesoblast Ltd.	6,028,306	8,555
	Ausdrill Ltd.	6,825,194	8,319
	Aveo Group	6,295,939	8,237
	Ardent Leisure Group	6,943,738	7,899
	Eclipx Group Ltd.	4,514,352	7,767
*,^	Orocobre Ltd.	3,240,566	7,704
^	Inghams Group Ltd.	2,746,181	7,593
	Tassal Group Ltd.	2,568,367	7,522
^	Credit Corp. Group Ltd.	543,940	7,359
*,^	Nanosonics Ltd.	3,418,122	7,303
*	Seven West Media Ltd.	13,046,193	7,230
	Aventus Retail Property Fund Ltd.	5,034,446	7,173
	Pact Group Holdings Ltd.	2,887,499	7,138
	GWA Group Ltd.	3,628,906	7,097
	Collins Foods Ltd.	1,553,595	7,057
	NRW Holdings Ltd.	5,333,762	7,005
	Rural Funds Group	4,548,182	6,871
	Folkestone Education Trust	3,232,967	6,541
	Domain Holdings Australia Ltd.	3,543,659	6,234
	Ingenia Communities Group	3,040,660	6,196
	Australian Pharmaceutical Industries Ltd.	5,689,521	6,180
	Western Areas Ltd.	3,852,408	6,158
^	Resolute Mining Ltd.	8,200,054	6,062
*	Australian Agricultural Co. Ltd.	6,434,953	6,034

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Netwealth Group Ltd.	1,203,654	5,998
*,^	Gold Road Resources Ltd.	11,938,814	5,894
	Centuria Industrial REIT	2,977,806	5,848
	Arena REIT	3,802,994	5,840
	Sigma Healthcare Ltd.	15,145,391	5,594
*	Senex Energy Ltd.	19,517,462	5,585
*,^	Bellamy's Australia Ltd.	1,076,501	5,542
*,^	Starpharma Holdings Ltd.	5,319,922	5,531
	Genworth Mortgage Insurance Australia Ltd.	3,390,773	5,415
	GDI Property Group	5,917,249	5,406
*,^	Dacian Gold Ltd.	3,146,970	5,334
	Navigator Global Investments Ltd.	1,644,724	5,232
^	HT&E Ltd.	3,753,475	5,172
	OFX Group Ltd.	3,373,951	5,132
	Estia Health Ltd.	3,460,194	5,015
	Hotel Property Investments	2,289,426	5,009
	Select Harvests Ltd.	1,322,485	4,847
*	Syrah Resources Ltd.	3,980,928	4,528
	Automotive Holdings Group Ltd.	3,454,336	4,430
	FlexiGroup Ltd.	4,043,780	4,406
^	Greencross Ltd.	1,299,037	4,172
*	New Century Resources Ltd.	6,944,185	4,148
	Lovisa Holdings Ltd.	745,204	4,065
	Accent Group Ltd.	4,547,954	4,025
*,^	Perseus Mining Ltd.	15,313,345	3,925
*,^	Kidman Resources Ltd.	5,370,651	3,819
	SeaLink Travel Group Ltd.	1,260,858	3,781
^	SG Fleet Group Ltd.	1,566,626	3,697
*,^	Myer Holdings Ltd.	11,404,233	3,682
*	Westgold Resources Ltd.	4,693,677	3,665
	Mount Gibson Iron Ltd.	9,267,440	3,550
	Cedar Woods Properties Ltd.	935,868	3,515
	Virtus Health Ltd.	981,471	3,498
^	Regis Healthcare Ltd.	2,004,114	3,408
	MACA Ltd.	3,808,544	3,249
*,^	Infigen Energy	8,907,256	3,102
^	BWX Ltd.	1,637,032	2,958
*,^	Superloop Ltd.	2,363,491	2,917
^	Japara Healthcare Ltd.	3,632,495	2,897
*,^	Liquefied Natural Gas Ltd.	8,083,441	2,873
*	Village Roadshow Ltd.	1,642,662	2,645
*	Cardno Ltd.	3,666,972	2,643
	Asaleo Care Ltd.	5,073,613	2,517
	Cabcharge Australia Ltd.	1,683,393	2,464
	RCR Tomlinson Ltd.	3,792,695	2,440
*,^	Karoon Gas Australia Ltd.	3,033,586	2,296
*,^	Clean TeQ Holdings Ltd.	7,189,612	2,154
	ERM Power Ltd.	1,814,983	2,106
	WPP AUNZ Ltd.	4,390,011	1,745
^	Ainsworth Game Technology Ltd.	1,889,759	1,370
	Vita Group Ltd.	1,702,312	1,256
	NZME Ltd.	2,400,597	1,022
*,^	Blue Sky Alternative Investments Ltd.	1,092,515	938
*	Decmil Group Ltd.	1,719,482	933
*	Fletcher Building Ltd. (XASX)	221,787	877
*,§	Quintis Ltd.	4,010,408	838
*	Cash Converters International Ltd.	4,113,701	772
*	OneMarket Ltd.	1,320,111	767
	Reject Shop Ltd.	396,619	622
	Sims Metal Management Ltd. ADR	66,577	529
*,^	Highfield Resources Ltd.	910,733	314
	Newcrest Mining Ltd. ADR	16,934	246
*,§	SGH Energy Pty Ltd.	5,925,255	—

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,§	DSHE Holdings Ltd.	1,313,373	—
			15,995,202
Austria (0.2%)
	Erste Group Bank AG	4,301,175	175,091
	OMV AG	2,132,525	118,425
	voestalpine AG	1,715,796	60,894
	ANDRITZ AG	1,067,171	55,291
	Raiffeisen Bank International AG	1,938,048	52,820
	Wienerberger AG	1,766,999	40,643
*	IMMOFINANZ AG	1,456,103	34,664
	CA Immobilien Anlagen AG	1,023,830	33,317
*,2	BAWAG Group AG	520,703	22,463
	Oesterreichische Post AG	490,529	19,912
	Verbund AG	478,987	19,280
	Lenzing AG	202,116	18,334
	Vienna Insurance Group AG Wiener Versicherung Gruppe	597,557	15,869
	UNIQA Insurance Group AG	1,612,731	15,062
	Telekom Austria AG Class A	1,991,045	14,773
	Schoeller-Bleckmann Oilfield Equipment AG	163,960	14,636
	S IMMO AG	757,165	12,946
	DO & CO AG	99,333	9,007
	Strabag SE	230,520	8,105
	EVN AG	425,492	7,438
	Flughafen Wien AG	136,188	5,293
	Palfinger AG	140,597	4,287
^	Porr AG	138,030	3,737
*,^	Zumtobel Group AG	399,801	3,625
*	Agrana Beteiligungs AG	149,597	2,980
	Kapsch TrafficCom AG	70,918	2,531
*,^	Semperit AG Holding	121,591	2,008
*,§	Strabag SE Rights Expire 6/28/2021	214,802	316
			773,747
Belgium (0.7%)
	Anheuser-Busch InBev SA/NV	11,365,350	840,602
	KBC Group NV	4,133,760	284,884
	UCB SA	1,805,555	151,632
	Umicore SA	3,086,977	145,314
	Ageas	2,806,861	140,442
	Solvay SA Class A	1,042,294	118,726
	Groupe Bruxelles Lambert SA	1,098,111	102,128
	Proximus SADP	2,106,870	53,679
	Ackermans & van Haaren NV	337,029	53,061
^	Colruyt SA	823,813	47,900
	Sofina SA	229,690	43,932
	Cofinimmo SA	344,415	41,187
	Telenet Group Holding NV	719,336	34,851
	Warehouses De Pauw CVA	251,648	32,636
	Elia System Operator SA/NV	456,877	28,563
	KBC Ancora	511,074	23,618
	bpost SA	1,520,040	23,069
	Ontex Group NV	1,182,162	22,658
	Euronav NV	2,387,203	22,229
	Aedifica SA	257,081	21,508
^	Melexis NV	277,743	18,267
	Barco NV	140,868	16,040
	Befimmo SA	270,088	14,806
	Gimv NV	266,742	14,230
*	Tessenderlo Chemie NV (Voting Shares)	379,815	13,371
	D'ieteren SA/NV	334,554	13,232
	Bekaert SA	525,687	11,354
*	AGFA-Gevaert NV	2,469,648	11,026
	Cie d'Entreprises CFE	103,502	10,975
	Kinepolis Group NV	185,397	9,953
	Fagron	553,725	9,006

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Orange Belgium SA	410,420	7,370
^	Econocom Group SA/NV	1,867,260	5,845
*	Mithra Pharmaceuticals SA	205,980	5,653
*,^	Ion Beam Applications	293,446	5,159
	EVS Broadcast Equipment SA	223,946	4,978
	Wereldhave Belgium NV	25,281	2,450
*,^	Nyrstar (Voting Shares)	1,182,060	2,135
	Van de Velde NV	84,216	2,100
^	Greenyard NV	182,802	1,671
			2,412,240
Brazil (1.9%)
	Vale SA	46,527,552	709,009
	Itau Unibanco Holding SA Preference Shares	38,252,905	506,236
	Banco Bradesco SA Preference Shares	44,557,411	410,673
	Petroleo Brasileiro SA	47,555,917	387,450
	Petroleo Brasileiro SA Preference Shares	46,207,875	342,943
	Ambev SA	58,993,850	259,024
	B3 SA - Brasil Bolsa Balcao	29,414,016	209,767
	Itausa - Investimentos Itau SA Preference Shares	64,958,861	196,194
	Banco do Brasil SA	15,548,775	178,613
	Lojas Renner SA	10,626,040	107,360
	Banco Bradesco SA	11,889,007	96,639
	Itau Unibanco Holding SA ADR	7,183,804	94,611
	Vale SA Class B ADR	5,779,779	87,275
	Ultrapar Participacoes SA	6,361,062	75,635
*	Rumo SA	16,583,592	74,195
	BB Seguridade Participacoes SA	10,141,582	72,162
	Suzano Papel e Celulose SA	6,987,624	71,069
	Kroton Educacional SA	22,204,516	68,138
	Petroleo Brasileiro SA ADR	4,592,280	68,058
	Banco Santander Brasil SA	5,886,134	66,746
	Telefonica Brasil SA Preference Shares	5,455,335	63,356
	Cielo SA	16,664,614	59,109
	Localiza Rent a Car SA	7,504,724	57,977
	Raia Drogasil SA	3,403,677	57,455
	Banco Bradesco SA ADR	6,255,006	57,358
	Gerdau SA Preference Shares	12,964,814	56,646
	Lojas Americanas SA Preference Shares	11,049,214	55,818
	Klabin SA	10,767,235	54,017
	WEG SA	10,983,479	53,124
	Fibria Celulose SA	2,648,905	51,142
	Embraer SA	8,930,715	50,227
	Magazine Luiza SA	1,092,270	49,543
	CCR SA	16,714,052	49,269
	Hypera SA	5,941,122	47,542
	Equatorial Energia SA	2,514,474	45,938
*	BRF SA	7,405,006	43,576
	JBS SA	14,655,758	40,366
*	BR Malls Participacoes SA	11,583,035	39,528
	Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	1,850,902	38,903
	Cia Energetica de Minas Gerais Preference Shares	12,166,877	36,061
	IRB Brasil Resseguros S/A	1,818,661	35,410
	TIM Participacoes SA	11,128,328	34,657
	Braskem SA Preference Shares	2,395,319	33,566
	Petrobras Distribuidora SA	5,006,155	32,258
	Bradespar SA Preference Shares	3,323,443	30,863
	Cia de Saneamento Basico do Estado de Sao Paulo	3,944,913	29,628
	CVC Brasil Operadora e Agencia de Viagens SA	1,758,249	26,741
	Ambev SA ADR	6,126,818	26,529
	Multiplan Empreendimentos Imobiliarios SA	4,261,514	26,337
	Energisa SA	2,748,779	25,482
	Natura Cosmeticos SA	2,779,381	24,340
*	Centrais Eletricas Brasileiras SA Preference Shares	3,342,788	23,893
	Estacio Participacoes SA	3,804,122	23,643

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Azul SA Prior Preference Shares.	2,858,387	23,495
*	B2W Cia Digital	2,464,335	22,845
	Sul America SA	3,399,304	22,653
	Engie Brasil Energia SA	2,045,197	21,873
	Cosan SA	2,435,388	21,105
	Porto Seguro SA	1,396,400	20,405
	Metalurgica Gerdau SA Preference Shares Class A	9,451,669	20,166
	Atacadao Distribuicao Comercio e Industria Ltda	4,901,883	20,074
	Transmissora Alianca de Energia Eletrica SA	3,332,769	19,935
*	Centrais Eletricas Brasileiras SA	3,068,852	19,379
	Cia Siderurgica Nacional SA	7,253,564	18,653
	Fleury SA	3,167,342	17,745
	Itau Unibanco Holding SA	1,458,579	16,614
	EDP - Energias do Brasil SA	4,393,120	16,527
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,116,280	16,149
	Banco do Estado do Rio Grande do Sul SA Preference Shares	2,993,725	15,976
	Usinas Siderurgicas de Minas Gerais SA Preference Shares	5,568,329	15,382
	MRV Engenharia e Participacoes SA	4,514,512	15,333
	M Dias Branco SA	1,273,804	15,221
	Banco BTG Pactual SA	2,823,720	15,001
	Fibria Celulose SA ADR	764,501	14,686
	Cia Energetica de Sao Paulo Preference Shares	2,669,503	14,239
	Iguatemi Empresa de Shopping Centers SA	1,354,253	14,141
	Odontoprev SA	3,963,158	14,078
	Cia de Saneamento do Parana	994,281	13,799
	Linx SA	1,957,258	13,485
	Cia de Saneamento de Minas Gerais-COPASA	974,917	13,439
	Qualicorp Consultoria e Corretora de Seguros SA	3,454,770	13,368
	TOTVS SA	1,949,102	13,146
	Sao Martinho SA	2,512,342	13,097
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	740,791	13,008
	Duratex SA	4,009,224	12,378
	Lojas Americanas SA	3,228,427	12,145
	Cia Hering	1,858,370	11,310
	Embraer SA ADR	501,514	11,169
	Cia Brasileira de Distribuicao ADR	500,696	10,470
	Gerdau SA ADR	2,370,767	10,313
	Iochpe Maxion SA	1,948,378	10,146
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,340,657	9,948
	SLC Agricola SA	641,522	9,840
	Telefonica Brasil SA ADR	815,391	9,459
	Alpargatas SA Preference Shares	2,206,436	9,006
	Via Varejo SA	1,894,100	8,586
	Smiles Fidelidade SA	844,100	8,449
	Arezzo Industria e Comercio SA	654,928	8,342
	EcoRodovias Infraestrutura e Logistica SA	3,284,402	8,340
	Marcopolo SA Preference Shares	7,840,742	8,280
	Alupar Investimento SA	1,609,868	7,570
	Cia Paranaense de Energia Preference Shares	1,062,050	7,486
*	Magnesita Refratarios SA	459,918	6,933
	Grendene SA	3,537,049	6,929
*	BK Brasil Operacao e Assessoria a Restaurantes SA	1,527,319	6,599
*	Dommo Energia SA	16,053,201	6,557
	Light SA	1,448,059	6,486
*	Gol Linhas Aereas Inteligentes SA Preference Shares	1,305,800	6,456
	AES Tiete Energia SA	2,258,808	6,252
*	Construtora Tenda SA	803,799	6,162
	Braskem SA ADR	217,346	6,055
	Unipar Carbocloro SA Preference Shares	517,720	5,899
*	Centrais Eletricas Brasileiras SA ADR Preference Shares	834,662	5,876
	Cia de Locacao das Americas	707,098	5,835
	Randon Participacoes SA Preference Shares	2,666,519	5,689
	Aliansce Shopping Centers SA	1,200,950	5,654
*,^	BRF SA ADR	924,210	5,471

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Marfrig Global Foods SA	3,118,056	5,371
	Ez Tec Empreendimentos e Participacoes SA	828,258	5,337
^	Cia Energetica de Minas Gerais ADR	1,839,040	5,333
*,^	Centrais Eletricas Brasileiras SA ADR	805,185	5,016
	Tupy SA	944,969	4,444
	Multiplus SA	633,102	4,294
	Cia Siderurgica Nacional SA ADR	1,703,258	4,292
*	Cosan Logistica SA	1,205,224	4,126
	QGEP Participacoes SA	1,203,495	3,881
2	Ser Educacional SA	919,425	3,852
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	938,070	3,841
	Camil Alimentos SA	1,722,500	3,805
	Cia de Gas de Sao Paulo COMGAS Preference Shares Class A	261,342	3,799
	Guararapes Confeccoes SA	106,233	3,797
	BR Properties SA	1,759,323	3,692
	Cia Energetica de Minas Gerais	1,173,927	3,495
	Cia Paranaense de Energia ADR	470,781	3,300
	Mahle-Metal Leve SA	570,032	3,290
	TIM Participacoes SA ADR	206,986	3,202
	Instituto Hermes Pardini SA	690,141	2,824
	Santos Brasil Participacoes SA	2,932,945	2,814
*	Even Construtora e Incorporadora SA	2,147,883	2,765
	Direcional Engenharia SA	1,277,169	2,450
	Anima Holding SA	547,284	2,449
	Movida Participacoes SA	962,100	2,040
	Sonae Sierra Brasil SA	317,260	1,956
	Wiz Solucoes e Corretagem de Seguros SA	964,300	1,956
*	Alliar Medicos A Frente SA	591,400	1,904
*	Minerva SA	1,166,191	1,720
	Cia Paranaense de Energia	245,100	1,713
	Dimed SA Distribuidora da Medicamentos	11,890	974
*,^	Gol Linhas Aereas Inteligentes SA ADR	93,510	927
	Cia de Saneamento do Parana Preference Shares	36,801	100
	Klabin SA Preference Shares	62,213	53
	Gafisa SA ADR	5,409	34
*	Minerva SA/Brazil Rights Expire 11/14/2018	863,386	21
*	Iochpe Maxion SA Warrants Expire 04/01/2019	34,886	7
			6,358,080
Canada (6.6%)
	Royal Bank of Canada	21,628,155	1,575,884
	Toronto-Dominion Bank	27,627,194	1,532,617
	Bank of Nova Scotia	18,472,478	991,364
	Canadian National Railway Co.	11,024,045	942,418
	Suncor Energy Inc.	24,524,835	822,680
	Enbridge Inc. (XTSE)	25,059,857	780,854
^	Bank of Montreal	9,657,470	722,082
	Canadian Imperial Bank of Commerce	6,642,014	573,561
	Brookfield Asset Management Inc. Class A	12,677,136	517,312
	TransCanada Corp.	13,611,845	513,268
	Canadian Natural Resources Ltd.	18,061,320	495,556
	Nutrien Ltd.	9,300,003	492,322
	Manulife Financial Corp.	29,762,939	468,674
	Canadian Pacific Railway Ltd.	2,144,977	439,880
	Sun Life Financial Inc.	9,106,277	333,483
	Alimentation Couche-Tard Inc. Class B	6,386,369	304,995
	Rogers Communications Inc. Class B	5,370,265	276,539
	Pembina Pipeline Corp.	7,541,789	243,936
	Magna International Inc.	4,881,644	240,328
	National Bank of Canada	5,127,587	232,766
*	CGI Group Inc. Class A	3,757,993	232,082
	Constellation Software Inc.	298,464	205,409
	Barrick Gold Corp. (XTSE)	16,348,936	204,789
	Fortis Inc. (XTSE)	6,079,588	200,890
	Fairfax Financial Holdings Ltd.	404,131	196,379

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Thomson Reuters Corp.	4,172,186	194,181
	Restaurant Brands International Inc. (XTSE)	3,427,530	187,773
	BCE Inc.	4,473,536	173,137
	Franco-Nevada Corp.	2,742,918	171,311
	Intact Financial Corp.	2,084,324	164,678
	Waste Connections Inc. (XTSE)	2,106,636	161,048
	Teck Resources Ltd. Class B	7,572,080	156,509
	Encana Corp.	14,438,041	147,402
	Waste Connections Inc. (XNYS)	1,860,575	142,222
	Loblaw Cos. Ltd.	2,799,947	140,035
	Dollarama Inc.	4,874,078	134,806
	Cenovus Energy Inc.	15,302,325	129,491
	Open Text Corp.	3,824,103	129,092
	Agnico Eagle Mines Ltd.	3,498,783	123,585
	Shaw Communications Inc. Class B	6,593,141	122,753
	Power Corp. of Canada	5,848,522	120,751
*	Bausch Health Cos. Inc.	5,118,982	117,121
	Goldcorp Inc.	12,933,307	116,812
	Imperial Oil Ltd.	3,657,279	114,237
	Metro Inc.	3,603,138	113,066
	Wheaton Precious Metals Corp.	6,650,426	109,321
^	Canadian Tire Corp. Ltd. Class A	916,188	103,099
	TELUS Corp.	2,982,437	102,129
	First Quantum Minerals Ltd.	10,204,562	101,856
	Saputo Inc.	3,290,212	100,247
*,^	Canopy Growth Corp.	2,624,059	96,535
	Great-West Lifeco Inc.	4,150,515	95,246
	Inter Pipeline Ltd.	5,828,269	94,522
	SNC-Lavalin Group Inc.	2,635,307	94,086
	CCL Industries Inc. Class B	2,189,741	92,117
	Gildan Activewear Inc.	3,072,290	91,834
	RioCan REIT	4,821,052	87,892
	Onex Corp.	1,260,873	82,896
	Power Financial Corp.	3,710,181	79,899
^	WSP Global Inc.	1,554,436	77,601
^	Keyera Corp.	3,105,442	77,374
^	Canadian Apartment Properties REIT	2,166,351	77,031
*,^	Aurora Cannabis Inc.	11,308,736	76,797
	Methanex Corp.	1,182,776	76,594
*	Bombardier Inc. Class B	31,281,426	75,801
	CAE Inc.	4,103,592	72,381
^	Algonquin Power & Utilities Corp.	6,951,587	69,386
^,2	Hydro One Ltd.	4,746,449	69,045
	H&R REIT	4,492,776	67,949
*	BlackBerry Ltd.	7,331,306	67,663
	Parkland Fuel Corp.	1,970,117	66,162
	Husky Energy Inc.	4,597,749	64,996
	Cameco Corp.	5,884,839	63,030
	Industrial Alliance Insurance & Financial Services Inc.	1,664,273	58,836
	Toromont Industries Ltd.	1,185,642	55,821
^	Tourmaline Oil Corp.	3,817,285	55,674
^	Vermilion Energy Inc.	2,098,516	55,649
^	Kirkland Lake Gold Ltd.	2,804,962	55,036
	CI Financial Corp.	3,707,817	54,838
^	Ritchie Bros Auctioneers Inc.	1,628,324	54,770
^	PrairieSky Royalty Ltd.	3,565,362	54,166
	Finning International Inc.	2,554,405	53,050
	TMX Group Ltd.	836,597	52,613
	George Weston Ltd.	706,511	51,387
^	ARC Resources Ltd.	5,327,457	49,614
^	West Fraser Timber Co. Ltd.	987,138	49,595
	Allied Properties REIT	1,540,097	49,486
^	AltaGas Ltd.	3,910,265	49,159
*	Kinross Gold Corp.	18,482,076	48,014

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Empire Co. Ltd.	2,589,913	47,118
^	Enbridge Income Fund Holdings Inc.	2,001,966	46,337
*	Stars Group Inc.	2,195,423	45,661
^	Stantec Inc.	1,735,126	45,156
*	Seven Generations Energy Ltd. Class A	4,211,985	45,145
^	Canadian Utilities Ltd. Class A	1,822,175	43,227
	TFI International Inc.	1,263,010	42,032
^	SmartCentres REIT	1,837,753	41,991
^	Crescent Point Energy Corp.	8,285,047	39,145
	Lundin Mining Corp.	9,459,607	38,875
*	Air Canada Class B	2,014,259	38,221
*	Canada Goose Holdings Inc.	683,011	37,293
*,^	Aphria Inc.	3,021,588	36,035
	First Capital Realty Inc.	2,405,352	35,885
*	Descartes Systems Group Inc.	1,171,120	35,833
*	B2Gold Corp.	14,422,784	35,606
	Quebecor Inc. Class B	1,800,589	35,316
	Colliers International Group Inc.	519,527	35,281
	Choice Properties REIT	3,883,069	35,219
^	Enerplus Corp.	3,774,098	35,119
	Gibson Energy Inc.	2,156,304	34,135
	Atco Ltd.	1,167,072	34,025
	Chartwell Retirement Residences	3,099,574	33,269
	Element Fleet Management Corp.	5,597,055	32,950
	FirstService Corp.	443,441	32,533
*	Parex Resources Inc.	2,229,641	32,468
	Capital Power Corp.	1,559,325	32,360
	Pan American Silver Corp.	2,194,038	32,316
	IGM Financial Inc.	1,299,556	31,915
	Yamana Gold Inc.	14,049,213	31,909
^	Canadian Western Bank	1,346,647	31,322
	Whitecap Resources Inc.	6,336,247	30,997
	Cott Corp.	1,967,610	29,624
	Premium Brands Holdings Corp.	437,538	29,424
*	MEG Energy Corp.	3,676,206	29,405
	NFI Group Inc.	856,700	28,900
	Linamar Corp.	693,390	28,711
^	Stella-Jones Inc.	879,064	28,152
*	Great Canadian Gaming Corp.	873,567	28,136
	Granite REIT	667,495	27,563
	Boyd Group Income Fund	301,520	27,556
	Maple Leaf Foods Inc.	1,211,293	27,548
	Dream Global REIT	2,661,166	27,128
^	Emera Inc.	876,615	27,049
^	Northland Power Inc.	1,734,049	26,674
^	Cineplex Inc.	962,052	26,520
	OceanaGold Corp.	8,991,304	25,886
*	Kinaxis Inc.	379,031	25,590
	BRP Inc.	622,586	25,046
*	Turquoise Hill Resources Ltd.	14,820,304	24,992
*	IAMGOLD Corp.	6,869,611	23,587
	Alamos Gold Inc. Class A	5,763,085	23,027
	TransAlta Corp.	4,283,958	22,616
^	Cominar REIT	2,708,030	22,484
^	Boardwalk REIT	587,851	21,885
^	Laurentian Bank of Canada	676,163	21,346
*	Pretium Resources Inc.	2,554,115	20,488
^	Genworth MI Canada Inc.	613,375	20,133
^	Peyto Exploration & Development Corp.	2,449,182	19,981
	Nevsun Resources Ltd.	4,456,674	19,804
*	Detour Gold Corp.	2,667,273	19,674
	Norbord Inc.	761,997	19,431
	Dream Office REIT	1,084,453	19,194
^	Superior Plus Corp.	2,112,998	18,988

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	ShawCor Ltd.	1,014,438	18,402
*	Celestica Inc.	1,763,011	18,294
	Transcontinental Inc. Class A	1,102,109	18,142
^	Artis REIT	2,045,301	17,401
*	SSR Mining Inc.	1,764,302	17,289
^	Osisko Gold Royalties Ltd.	2,256,586	17,279
*	Ivanhoe Mines Ltd.	9,147,500	17,233
*	ATS Automation Tooling Systems Inc.	1,155,091	16,987
*	Endeavour Mining Corp.	1,084,759	16,637
	Russel Metals Inc.	892,843	16,508
	Pason Systems Inc.	1,078,587	16,280
*,^	Baytex Energy Corp.	7,932,011	16,208
	Innergex Renewable Energy Inc.	1,738,833	16,128
	Winpak Ltd.	461,475	16,009
	Enerflex Ltd.	1,321,389	15,940
	Enghouse Systems Ltd.	286,387	15,850
	North West Co. Inc.	722,588	15,753
	Mullen Group Ltd.	1,452,708	15,118
	Secure Energy Services Inc.	2,300,833	14,996
	Enbridge Inc. (XNYS)	467,551	14,545
	Hudbay Minerals Inc.	3,643,290	14,308
*	Canfor Corp.	977,675	14,044
*,^	NovaGold Resources Inc.	3,379,786	13,761
	Barrick Gold Corp. (XNYS)	1,062,359	13,333
	Northview Apartment REIT	675,207	12,981
*,^	First Majestic Silver Corp.	2,325,994	12,916
	Aecon Group Inc.	894,960	12,869
	ECN Capital Corp.	4,843,556	12,841
^	Westshore Terminals Investment Corp.	694,212	12,656
^	Maxar Technologies Ltd.	839,433	12,549
*	Centerra Gold Inc.	3,105,788	12,126
	Birchcliff Energy Ltd.	3,796,360	11,968
*,^	Home Capital Group Inc. Class B	1,170,848	11,607
*	Precision Drilling Corp.	4,744,848	11,462
*	Gran Tierra Energy Inc. (XTSE)	3,678,629	11,261
*	Torex Gold Resources Inc.	1,228,064	11,185
^	TransAlta Renewables Inc.	1,350,104	11,127
	Martinrea International Inc.	1,233,760	10,675
*	Tahoe Resources Inc.	4,508,622	10,651
*	Kelt Exploration Ltd.	2,254,252	10,411
*	SEMAFO Inc.	4,734,790	10,358
*	NuVista Energy Ltd.	2,483,171	9,997
^	CES Energy Solutions Corp.	3,609,858	9,570
*,^	Canadian Solar Inc.	661,598	9,461
^	Hudson's Bay Co.	1,454,521	9,358
*	Sierra Wireless Inc.	499,168	8,998
	Cogeco Communications Inc.	169,582	8,315
	TORC Oil & Gas Ltd.	2,004,400	8,237
*	Eldorado Gold Corp.	11,372,291	7,602
*,^	Paramount Resources Ltd. Class A	1,032,852	7,548
	Cascades Inc.	964,593	7,503
*,^	Alacer Gold Corp.	4,390,288	7,170
^	Ensign Energy Services Inc.	1,819,263	7,089
*	Gran Tierra Energy Inc. (XASE)	2,275,852	6,941
	Fortis Inc. (XNYS)	199,775	6,599
*	New Gold Inc.	8,173,755	6,519
^	Corus Entertainment Inc. Class B	1,700,548	6,407
	Dorel Industries Inc. Class B	374,062	6,115
*	Advantage Oil & Gas Ltd.	2,605,156	5,838
*	Obsidian Energy Ltd.	7,071,382	5,157
*	China Gold International Resources Corp. Ltd.	3,333,027	4,557
	Just Energy Group Inc.	1,370,880	4,447
^	First National Financial Corp.	212,990	4,359
	Restaurant Brands International Inc. (XNYS)	70,000	3,834

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Morguard REIT	378,610	3,281
*,§	Australis Capital Inc.	311,261	561
*,^	ProMetic Life Sciences Inc.	300,925	102
*	Osisko Gold Royalties Warrants Expire 02/26/2019	38,586	1
*	Poseidon Concepts Corp.	320,721	—
*,^,§	Great Basin Gold Ltd.	2,279,068	—
			22,304,165
Chile (0.3%)
	Empresas COPEC SA	7,372,792	103,343
	SACI Falabella	10,571,771	79,745
	Enel Americas SA	385,351,757	60,731
	Banco Santander Chile	801,383,954	58,814
	Empresas CMPC SA	16,931,938	57,965
	Banco de Chile	407,526,473	56,450
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	1,187,358	51,276
	Cencosud SA	20,304,017	42,262
	Latam Airlines Group SA	4,471,650	40,667
	Banco de Credito e Inversiones SA	611,912	38,473
	Enel Chile SA	330,046,009	28,727
	Cia Cervecerias Unidas SA	2,228,771	27,706
	Itau CorpBanca	2,544,653,422	23,582
	Aguas Andinas SA Class A	39,026,701	20,299
	Parque Arauco SA	8,437,374	19,140
	Colbun SA	95,713,940	17,957
	Empresa Nacional de Telecomunicaciones SA	1,972,804	14,334
	Embotelladora Andina SA Preference Shares	3,485,507	12,048
	Vina Concha y Toro SA	5,867,166	11,048
	AES Gener SA	39,288,814	11,005
	Engie Energia Chile SA	6,512,168	10,833
^	Sociedad Quimica y Minera de Chile SA ADR	241,869	10,596
	Banco Santander Chile ADR	342,710	10,096
	CAP SA	1,028,663	10,010
	Inversiones Aguas Metropolitanas SA	7,152,446	9,865
	SONDA SA	6,457,574	9,199
	Ripley Corp. SA	9,353,183	7,947
	Inversiones La Construccion SA	448,759	6,755
*	Cia Sud Americana de Vapores SA	206,561,715	6,191
	Salfacorp SA	4,304,772	6,099
	Enel Americas SA ADR	611,816	4,821
*	SMU SA	15,935,087	4,195
	Enel Chile SA ADR	951,126	4,090
	Multiexport Foods SA	7,769,383	4,030
	Forus SA	1,130,159	3,035
	Besalco SA	3,236,010	2,604
	Sociedad de Inversiones Oro Blanco SA	326,621,234	2,112
	Empresas Tricot SA	1,440,169	1,999
^	Latam Airlines Group SA ADR	203,170	1,873
*	Banco de Credito e Inversiones SA Rights Expire 11/29/2018	46,815	152
*	SACI Falabella Rights Expire 11/17/2018	321,129	32
			892,106
China (6.3%)
	Tencent Holdings Ltd.	85,345,906	2,923,888
*	Alibaba Group Holding Ltd. ADR	16,332,170	2,323,741
	China Construction Bank Corp.	1,339,051,442	1,062,600
	Industrial & Commercial Bank of China Ltd.	1,170,938,899	794,451
*	Baidu Inc. ADR	4,151,712	789,074
	China Mobile Ltd.	79,240,381	742,314
	Ping An Insurance Group Co. of China Ltd.	74,766,608	706,846
	Bank of China Ltd.	1,140,463,808	485,885
	CNOOC Ltd.	238,222,056	405,687
	China Petroleum & Chemical Corp.	382,690,211	311,730
*	JD.com Inc. ADR	11,929,006	280,570
	NetEase Inc. ADR	1,094,059	227,400
	PetroChina Co. Ltd.	311,562,583	224,021

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	China Life Insurance Co. Ltd.	111,393,001	223,209
	China Merchants Bank Co. Ltd.	56,729,564	219,054
	Agricultural Bank of China Ltd.	459,538,718	202,280
*	Ctrip.com International Ltd. ADR	5,719,385	190,341
	China Overseas Land & Investment Ltd.	57,670,449	181,307
	China Pacific Insurance Group Co. Ltd.	38,717,548	144,548
	Geely Automobile Holdings Ltd.	72,666,948	140,029
	CSPC Pharmaceutical Group Ltd.	65,683,636	139,959
*	TAL Education Group ADR	4,779,561	138,512
	China Resources Land Ltd.	40,245,497	136,883
*	New Oriental Education & Technology Group Inc. ADR	2,056,784	120,342
	Shenzhou International Group Holdings Ltd.	10,811,904	119,867
	Country Garden Holdings Co. Ltd.	110,826,035	119,266
	China Shenhua Energy Co. Ltd.	51,057,255	115,515
^	CITIC Ltd.	73,762,947	110,830
^	China Evergrande Group	44,346,179	106,332
	China Telecom Corp. Ltd.	208,268,512	98,539
	PICC Property & Casualty Co. Ltd.	101,051,375	98,226
*	58.com Inc. ADR	1,437,884	94,311
	ENN Energy Holdings Ltd.	10,955,900	93,482
	China Unicom Hong Kong Ltd.	89,344,124	93,449
	Anhui Conch Cement Co. Ltd.	17,826,425	92,397
	Sunac China Holdings Ltd.	33,100,440	90,595
	Bank of Communications Co. Ltd.	116,878,100	87,805
	Sino Biopharmaceutical Ltd.	96,321,424	86,939
	Hengan International Group Co. Ltd.	10,896,293	86,619
	Sunny Optical Technology Group Co. Ltd.	9,794,297	85,513
	China Resources Beer Holdings Co. Ltd.	23,762,803	82,805
	ZTO Express Cayman Inc. ADR	4,923,919	79,866
*,2	China Tower Corp. Ltd.	518,046,976	78,613
	Guangdong Investment Ltd.	43,657,811	78,159
	China CITIC Bank Corp. Ltd.	125,261,097	77,641
	China Gas Holdings Ltd.	24,233,386	76,926
	Sinopharm Group Co. Ltd.	15,363,849	74,428
	ANTA Sports Products Ltd.	17,981,649	74,238
	China Taiping Insurance Holdings Co. Ltd.	21,695,418	72,875
	China Minsheng Banking Corp. Ltd.	96,780,348	71,462
	Lenovo Group Ltd.	111,260,798	70,961
	China Conch Venture Holdings Ltd.	24,334,615	68,467
^	BYD Co. Ltd.	10,249,502	65,933
*	BeiGene Ltd. ADR	496,073	62,475
	New China Life Insurance Co. Ltd.	13,044,586	61,200
	China Vanke Co. Ltd.	19,798,714	61,136
	China Communications Construction Co. Ltd.	66,658,147	61,119
^	Autohome Inc. ADR	826,094	59,793
	CITIC Securities Co. Ltd.	33,813,465	59,698
*	SINA Corp.	931,176	58,953
	Longfor Group Holdings Ltd.	22,042,067	53,566
2	Postal Savings Bank of China Co. Ltd.	88,539,854	52,974
	CRRC Corp. Ltd.	60,200,012	52,872
*,2	Wuxi Biologics Cayman Inc.	7,330,393	52,449
	Haitong Securities Co. Ltd.	51,554,094	51,940
	China Railway Group Ltd.	57,740,185	51,603
	China Resources Power Holdings Co. Ltd.	28,645,604	50,400
2	People's Insurance Co. Group of China Ltd.	123,041,309	50,324
	Fosun International Ltd.	34,210,031	50,191
*	Momo Inc. ADR	1,475,822	49,543
*,^	Meituan Dianping Class B	7,422,400	47,988
	Guangzhou Automobile Group Co. Ltd.	47,164,699	47,804
	Kunlun Energy Co. Ltd.	41,874,595	47,644
	China Resources Gas Group Ltd.	11,941,732	45,772
*,^,2	Xiaomi Corp. Class B	28,867,573	45,144
*,^	Weibo Corp. ADR	764,150	45,093
^	Fullshare Holdings Ltd.	115,185,160	44,998

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	Alibaba Health Information Technology Ltd.	55,458,918	44,985
	China Everbright International Ltd.	54,138,500	43,311
	Dongfeng Motor Group Co. Ltd.	43,821,269	43,300
	China National Building Material Co. Ltd.	58,995,054	42,415
	Beijing Enterprises Holdings Ltd.	7,765,639	42,105
	Zhuzhou CRRC Times Electric Co. Ltd.	7,632,694	40,916
2	Huatai Securities Co. Ltd.	25,399,191	40,892
*	Huazhu Group Ltd. ADR	1,546,387	40,454
*	YY Inc. ADR	612,889	39,164
2	CGN Power Co. Ltd.	169,701,097	39,028
	China Longyuan Power Group Corp. Ltd.	50,763,139	38,631
	Haier Electronics Group Co. Ltd.	18,313,160	38,457
	TravelSky Technology Ltd.	15,501,376	37,656
*,^	iQIYI Inc. ADR	1,895,121	37,220
2	China Resources Pharmaceutical Group Ltd.	25,055,374	36,812
	China Railway Construction Corp. Ltd.	28,679,623	36,423
	Brilliance China Automotive Holdings Ltd.	41,382,441	36,302
	Shimao Property Holdings Ltd.	18,369,378	36,196
	China Jinmao Holdings Group Ltd.	85,891,927	36,190
	Huaneng Power International Inc.	63,873,755	35,604
	China Cinda Asset Management Co. Ltd.	143,362,198	35,193
	Beijing Enterprises Water Group Ltd.	65,182,660	33,286
	China Merchants Port Holdings Co. Ltd.	19,431,419	33,098
	Zijin Mining Group Co. Ltd.	85,494,628	31,980
*	Vipshop Holdings Ltd. ADR	6,427,159	31,236
	China Communications Services Corp. Ltd.	37,795,920	30,629
^	GF Securities Co. Ltd.	23,421,121	30,345
	Far East Horizon Ltd.	30,777,967	29,897
	China Oriental Group Co. Ltd.	37,255,685	29,560
	Yangzijiang Shipbuilding Holdings Ltd.	32,551,818	29,188
^	Jiayuan International Group Ltd.	16,544,505	29,042
	China Resources Cement Holdings Ltd.	32,679,938	29,009
2	China Galaxy Securities Co. Ltd.	56,915,345	28,672
	Weichai Power Co. Ltd.	28,909,088	28,580
	Kingboard Holdings Ltd.	10,528,238	28,281
	Shanghai Pharmaceuticals Holding Co. Ltd.	12,663,697	28,044
^	Great Wall Motor Co. Ltd.	46,635,416	27,702
	Yanzhou Coal Mining Co. Ltd.	28,954,377	27,538
	Beijing Capital International Airport Co. Ltd.	25,363,047	27,535
	COSCO SHIPPING Ports Ltd.	26,693,022	27,281
*	China Biologic Products Holdings Inc.	409,199	27,187
*,^	Alibaba Pictures Group Ltd.	193,883,181	26,791
2	3SBio Inc.	18,264,586	26,702
	Kingdee International Software Group Co. Ltd.	32,530,158	26,677
2	China Huarong Asset Management Co. Ltd.	144,672,383	26,267
	Shenzhen International Holdings Ltd.	13,394,529	25,662
	Jiangsu Expressway Co. Ltd.	19,000,589	25,489
	AviChina Industry & Technology Co. Ltd.	38,035,371	25,399
	China Oilfield Services Ltd.	27,131,253	25,314
2	Guotai Junan Securities Co. Ltd.	11,856,276	24,997
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	8,200,388	24,659
	Guangzhou R&F Properties Co. Ltd.	15,525,736	24,514
	Agile Group Holdings Ltd.	21,275,926	24,445
	Chongqing Rural Commercial Bank Co. Ltd.	44,246,598	24,442
	Sinopec Shanghai Petrochemical Co. Ltd.	54,258,326	23,844
	China Traditional Chinese Medicine Holdings Co. Ltd.	37,038,492	23,648
^,2	China International Capital Corp. Ltd.	14,072,524	23,180
*	Aluminum Corp. of China Ltd.	62,287,755	22,676
	Nine Dragons Paper Holdings Ltd.	23,548,400	22,552
*	Li Ning Co. Ltd.	23,928,525	22,509
*,^	Pinduoduo Inc. ADR	1,272,756	22,464
	Shandong Weigao Group Medical Polymer Co. Ltd.	25,009,387	22,402
2	Fuyao Glass Industry Group Co. Ltd.	7,544,866	22,302
	China Everbright Ltd.	12,567,102	22,285

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	China Medical System Holdings Ltd.	18,489,312	22,084
2	Dali Foods Group Co. Ltd.	30,862,255	22,065
	Tsingtao Brewery Co. Ltd.	5,557,156	21,976
	Air China Ltd.	27,111,849	21,919
^	China Molybdenum Co. Ltd.	58,306,258	21,773
	Jiangxi Copper Co. Ltd.	19,476,897	21,514
	CIFI Holdings Group Co. Ltd.	50,552,817	21,210
*	51job Inc. ADR	343,443	21,091
	Inner Mongolia Yitai Coal Co. Ltd. Class B	17,476,719	20,818
	China Everbright Bank Co. Ltd.	45,608,256	20,357
2	Sinopec Engineering Group Co. Ltd.	21,728,920	20,242
	Huaneng Renewables Corp. Ltd.	75,238,276	19,364
*,^	Genscript Biotech Corp.	12,465,479	19,271
	Lee & Man Paper Manufacturing Ltd.	22,251,357	19,105
	China State Construction International Holdings Ltd.	26,641,429	19,052
	China Reinsurance Group Corp.	99,085,484	18,989
*	China First Capital Group Ltd.	46,975,276	18,952
^,2	Luye Pharma Group Ltd.	24,382,212	18,926
	Kingsoft Corp. Ltd.	12,953,762	18,392
	Zhejiang Expressway Co. Ltd.	21,850,443	18,374
	Sino-Ocean Group Holding Ltd.	45,759,485	17,988
	SSY Group Ltd.	20,975,119	17,721
	Haitian International Holdings Ltd.	8,735,435	17,156
	ZTE Corp.	11,142,545	17,054
^	Zhongsheng Group Holdings Ltd.	9,254,436	16,918
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	13,262,035	16,881
*,^	BEST Inc. ADR	2,655,188	16,701
*,^	GOME Retail Holdings Ltd.	165,724,082	16,552
	Chinasoft International Ltd.	27,852,845	16,413
*,^	GDS Holdings Ltd. ADR	689,803	16,190
*,^,2	China Literature Ltd.	2,885,527	15,651
	China Southern Airlines Co. Ltd.	28,473,819	15,521
2	Legend Holdings Corp.	5,676,716	15,439
2	China Railway Signal & Communication Corp. Ltd.	22,805,834	15,356
*	Country Garden Services Holdings Co. Ltd.	11,772,810	15,349
^	Yihai International Holding Ltd.	6,955,237	15,284
	Shanghai Industrial Holdings Ltd.	7,236,732	15,241
2	China Merchants Securities Co. Ltd.	13,035,003	14,803
	Yuexiu Property Co. Ltd.	93,173,110	14,785
^	Angang Steel Co. Ltd.	17,002,042	14,539
	Logan Property Holdings Co. Ltd.	15,679,383	14,521
*,2	Meitu Inc.	27,659,061	14,479
	China Coal Energy Co. Ltd.	32,105,775	14,417
^	Future Land Development Holdings Ltd.	24,958,507	14,397
^	Sinotruk Hong Kong Ltd.	9,907,149	14,325
	KWG Group Holdings Ltd.	18,575,172	14,255
	Shenzhen Investment Ltd.	48,818,449	14,051
*,^	Baozun Inc. ADR	352,105	14,017
	Maanshan Iron & Steel Co. Ltd.	25,624,064	13,799
^	Shanghai Electric Group Co. Ltd.	42,012,894	13,674
^	BYD Electronic International Co. Ltd.	11,619,471	13,673
	China Power International Development Ltd.	68,483,239	13,550
^	Zhaojin Mining Industry Co. Ltd.	15,173,722	13,422
	Tong Ren Tang Technologies Co. Ltd.	9,346,868	13,387
*,^	COSCO SHIPPING Holdings Co. Ltd.	37,111,482	13,297
*	21Vianet Group Inc. ADR	1,221,353	13,282
2	BAIC Motor Corp. Ltd.	23,377,835	13,197
*,^	Health & Happiness H&H International Holdings Ltd.	2,294,535	13,094
	China Eastern Airlines Corp. Ltd.	23,561,985	13,077
*,^	iKang Healthcare Group Inc. ADR	719,660	12,522
	China Water Affairs Group Ltd.	13,710,271	12,408
	Hollysys Automation Technologies Ltd.	642,413	12,347
	Sihuan Pharmaceutical Holdings Group Ltd.	60,583,724	12,336
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	3,311,777	12,090

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Kingboard Laminates Holdings Ltd.	15,728,720	12,075
*,^	GCL-Poly Energy Holdings Ltd.	190,855,203	11,341
	China Aoyuan Property Group Ltd.	18,969,990	11,136
	Sinotrans Ltd.	30,997,304	10,844
	China Agri-Industries Holdings Ltd.	32,024,952	10,733
2	Fu Shou Yuan International Group Ltd.	13,547,087	10,411
	Greatview Aseptic Packaging Co. Ltd.	15,487,781	10,306
*,^	HengTen Networks Group Ltd.	285,665,925	10,268
	Chongqing Changan Automobile Co. Ltd. Class B	15,113,113	10,211
	COSCO SHIPPING Energy Transportation Co. Ltd.	18,634,564	10,210
	Metallurgical Corp. of China Ltd.	41,517,295	10,091
*,^	China Maple Leaf Educational Systems Ltd.	22,562,043	9,792
	SOHO China Ltd.	28,160,482	9,573
^	BBMG Corp.	34,523,938	9,550
	Datang International Power Generation Co. Ltd.	41,974,124	9,386
^	China Zhongwang Holdings Ltd.	21,038,420	9,362
	Anhui Gujing Distillery Co. Ltd. Class B	1,787,775	9,286
	China BlueChemical Ltd.	27,088,549	9,286
	Huadian Power International Corp. Ltd.	24,392,431	9,252
	Lao Feng Xiang Co. Ltd. Class B	2,924,981	9,129
	Yanlord Land Group Ltd.	9,988,104	9,109
*,2	Qingdao Port International Co. Ltd.	15,499,085	9,079
^	Fufeng Group Ltd.	21,346,105	9,059
2	Hua Hong Semiconductor Ltd.	5,138,812	8,970
	China SCE Group Holdings Ltd.	25,983,106	8,883
*,^	Digital China Holdings Ltd.	18,407,353	8,835
	Dongyue Group Ltd.	16,332,881	8,750
^	Shenzhen Expressway Co. Ltd.	9,469,614	8,728
*,^	Bilibili Inc. ADR	642,202	8,670
	Poly Property Group Co. Ltd.	28,781,784	8,626
	Greentown China Holdings Ltd.	12,161,033	8,499
*	Sohu.com Ltd. ADR	467,525	8,448
*,^	Ronshine China Holdings Ltd.	7,478,140	8,438
^	Zhenro Properties Group Ltd.	13,752,701	8,334
^	China ZhengTong Auto Services Holdings Ltd.	17,341,969	8,323
*,^	CAR Inc.	10,466,997	8,320
*,^	Bitauto Holdings Ltd. ADR	432,123	8,254
^,2	Genertec Universal Medical Group Co. Ltd.	10,510,832	8,184
	Yuexiu Transport Infrastructure Ltd.	10,169,499	8,150
	Guangshen Railway Co. Ltd.	21,572,580	8,082
^	China Grand Pharmaceutical and Healthcare Holdings Ltd.	16,620,638	8,054
^	Greentown Service Group Co. Ltd.	12,136,676	8,053
*,^	CMBC Capital Holdings Ltd.	223,798,260	8,016
	Yuzhou Properties Co. Ltd.	22,387,586	7,993
	Tianneng Power International Ltd.	9,870,844	7,921
*,2	CSC Financial Co. Ltd.	13,819,000	7,843
2	YiChang HEC ChangJiang Pharmaceutical Co. Ltd.	2,271,342	7,785
^	China Lesso Group Holdings Ltd.	14,522,683	7,672
2	Orient Securities Co. Ltd.	11,626,664	7,657
	China Dongxiang Group Co. Ltd.	49,452,042	7,640
	Huaxin Cement Co. Ltd. Class B	3,719,081	7,609
	Wuxi Little Swan Co. Ltd. Class B	1,600,682	7,591
	Kaisa Group Holdings Ltd.	29,739,537	7,273
*,^	China Education Group Holdings Ltd.	6,005,761	7,221
^,2	Zhou Hei Ya International Holdings Co. Ltd.	13,952,096	7,181
	Xtep International Holdings Ltd.	13,057,209	7,163
*,^	Ausnutria Dairy Corp. Ltd.	7,807,973	7,112
	China Suntien Green Energy Corp. Ltd.	27,789,177	7,105
	Times China Holdings Ltd.	8,057,472	7,060
*	Skyfame Realty Holdings Ltd.	40,759,791	7,017
	Skyworth Digital Holdings Ltd.	29,669,101	6,871
	Sinotrans Shipping Ltd.	20,521,731	6,862
^	China Yongda Automobiles Services Holdings Ltd.	12,686,954	6,807
*,^,2	ZhongAn Online P&C Insurance Co. Ltd.	2,024,442	6,748

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Zoomlion Heavy Industry Science and Technology Co. Ltd.	20,732,393	6,651
	Tongda Group Holdings Ltd.	51,075,935	6,606
	CIMC Enric Holdings Ltd.	8,578,794	6,595
^	Hopson Development Holdings Ltd.	8,567,625	6,587
^	Huadian Fuxin Energy Corp. Ltd.	36,450,083	6,566
	Lonking Holdings Ltd.	28,869,132	6,509
*,^	Lifetech Scientific Corp.	29,865,844	6,484
	Powerlong Real Estate Holdings Ltd.	18,857,723	6,471
*,^	Noah Holdings Ltd. ADR	171,013	6,449
*,^	Zhuguang Holdings Group Co. Ltd.	34,778,292	6,445
*	Fang Holdings Ltd. ADR	3,171,754	6,439
	Shandong Chenming Paper Holdings Ltd. Class B	10,863,808	6,320
^,2	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.	2,561,803	6,275
*,^	Tibet Water Resources Ltd.	22,116,410	6,257
*,^	Zai Lab Ltd. ADR	381,480	6,241
*,2	China Logistics Property Holdings Co. Ltd.	18,820,678	6,240
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	2,914,892	6,202
^,2	Red Star Macalline Group Corp. Ltd.	6,986,136	6,181
^	NetDragon Websoft Holdings Ltd.	3,468,870	6,174
*,^	Zhongyu Gas Holdings Ltd.	9,103,002	6,150
*,^	Jinchuan Group International Resources Co. Ltd.	70,832,755	6,093
	Xinjiang Goldwind Science & Technology Co. Ltd.	8,121,216	6,065
	China Resources Medical Holdings Co. Ltd.	8,766,780	6,041
	Shanghai Baosight Software Co. Ltd. Class B	3,473,510	6,016
*,^,2	A-Living Services Co. Ltd.	4,865,567	5,926
	Sinopec Kantons Holdings Ltd.	14,268,024	5,823
*,^	Consun Pharmaceutical Group Ltd.	8,340,521	5,805
	China Machinery Engineering Corp.	12,715,223	5,801
^,2	Redco Group	12,790,261	5,795
*,^	Beijing Gas Blue Sky Holdings Ltd.	88,898,916	5,791
*,^	COSCO SHIPPING Development Co. Ltd.	56,456,382	5,776
*,^,2	China Metal Resources Utilization Ltd.	10,002,554	5,745
2	China Everbright Greentech Ltd.	7,878,581	5,681
^	Beijing Jingneng Clean Energy Co. Ltd.	29,514,009	5,545
^,2	China Yuhua Education Corp. Ltd.	13,672,155	5,513
	China International Marine Containers Group Co. Ltd.	6,217,767	5,490
^	China South City Holdings Ltd.	37,272,288	5,478
^	China Overseas Grand Oceans Group Ltd.	17,557,608	5,442
	Bosideng International Holdings Ltd.	38,104,695	5,364
	Vinda International Holdings Ltd.	3,690,724	5,272
	Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	5,700,941	5,246
	Texhong Textile Group Ltd.	4,326,031	5,225
	China Foods Ltd.	10,861,510	5,100
	Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	3,036,934	5,098
	Livzon Pharmaceutical Group Inc.	1,743,780	5,096
*,§	SMI Holdings Group Ltd.	17,016,452	5,078
	China Shineway Pharmaceutical Group Ltd.	4,284,115	5,003
^,2	Cosmo Lady China Holdings Co. Ltd.	11,673,766	4,913
^	China High Speed Transmission Equipment Group Co. Ltd.	5,215,199	4,899
	Beijing Capital Land Ltd.	14,246,357	4,837
*,^	China Shanshui Cement Group Ltd.	11,479,000	4,816
	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	13,822,792	4,797
	JNBY Design Ltd.	3,082,652	4,736
^	Shanghai Jin Jiang International Hotels Group Co. Ltd.	20,174,220	4,724
^	PAX Global Technology Ltd.	9,562,564	4,714
^	Bank of Chongqing Co. Ltd.	8,093,074	4,680
	China Lilang Ltd.	5,550,135	4,576
	West China Cement Ltd.	30,581,562	4,540
	Landing International Development Ltd.	21,659,017	4,517
	China Overseas Property Holdings Ltd.	19,012,341	4,484
	BOE Technology Group Co. Ltd. Class B	13,776,876	4,434
	Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	2,158,438	4,422
	CSG Holding Co. Ltd. Class B	12,870,541	4,375
	Dazhong Transportation Group Co. Ltd. Class B	10,028,996	4,374

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	Sogou Inc. ADR	731,133	4,248
	China Oil & Gas Group Ltd.	60,438,997	4,165
*,^	Qudian Inc. ADR	980,758	4,090
	Luthai Textile Co. Ltd. Class B	3,577,983	4,008
*,^	Leyou Technologies Holdings Ltd.	17,133,857	3,909
^	Xinhua Winshare Publishing and Media Co. Ltd.	6,195,093	3,886
^	Global Cord Blood Corp.	623,800	3,811
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	3,438,567	3,810
	Huangshan Tourism Development Co. Ltd. Class B	3,249,500	3,799
^	Anhui Expressway Co. Ltd.	6,540,244	3,794
^	Hisense Kelon Electrical Holdings Co. Ltd.	5,207,000	3,780
^	Tiangong International Co. Ltd.	16,639,901	3,699
^,2	Tian Ge Interactive Holdings Ltd.	6,997,524	3,691
^,2	Ozner Water International Holding Ltd.	17,014,358	3,689
	Dah Chong Hong Holdings Ltd.	10,853,430	3,681
	Shanghai Highly Group Co. Ltd. Class B	4,007,450	3,570
	Changyou.com Ltd. ADR	266,318	3,563
^	Shandong Chenming Paper Holdings Ltd.	6,288,407	3,541
*,^	COSCO Shipping International Singapore Co. Ltd.	13,722,101	3,524
	Central China Securities Co. Ltd.	14,642,165	3,519
	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	5,308,401	3,405
^	Sichuan Expressway Co. Ltd.	11,466,237	3,401
*,2	Haichang Ocean Park Holdings Ltd.	20,740,638	3,392
*,^	Wisdom Education International Holdings Co. Ltd.	7,487,268	3,369
*,§	Coolpad Group Ltd.	36,535,772	3,355
	Sany Heavy Equipment International Holdings Co. Ltd.	11,612,315	3,350
^	Wasion Holdings Ltd.	6,779,133	3,325
*,^	Beijing Enterprises Clean Energy Group Ltd.	261,147,509	3,306
	Shanghai Huayi Group Corp. Ltd. Class B	3,582,553	3,304
	Guangdong Electric Power Development Co. Ltd. Class B	10,013,150	3,299
*,^	Sinopec Oilfield Service Corp.	29,665,650	3,295
^	Chaowei Power Holdings Ltd.	7,627,076	3,284
	TCL Electronics Holdings Ltd.	8,023,670	3,270
	Guangdong Provincial Expressway Development Co. Ltd. Class B	4,638,800	3,264
*,^	JinkoSolar Holding Co. Ltd. ADR	404,167	3,258
*,^	O-Net Technologies Group Ltd.	7,486,762	3,251
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	2,561,446	3,164
	Xingda International Holdings Ltd.	11,496,907	3,104
*,§,2	Tianhe Chemicals Group Ltd.	20,635,827	3,079
	Weifu High-Technology Group Co. Ltd. Class B	1,718,354	2,999
*	Hi Sun Technology China Ltd.	24,539,814	2,850
*,^	Dongfang Electric Corp. Ltd.	5,277,396	2,834
^	CITIC Resources Holdings Ltd.	33,988,695	2,782
	Qingling Motors Co. Ltd.	10,669,928	2,766
	Sinosoft Technology Group Ltd.	9,437,148	2,704
	Hangzhou Steam Turbine Co. Ltd. Class B	3,454,046	2,698
*,^	Sinofert Holdings Ltd.	23,787,522	2,675
^	Dongjiang Environmental Co. Ltd.	2,693,014	2,645
	Concord New Energy Group Ltd.	66,715,929	2,643
	Dalian Port PDA Co. Ltd.	20,279,334	2,615
^	Q Technology Group Co. Ltd.	5,487,882	2,614
	Dawnrays Pharmaceutical Holdings Ltd.	11,340,485	2,608
^	Enerchina Holdings Ltd.	52,154,817	2,599
	Shandong Airlines Co. Ltd. Class B	1,789,620	2,587
*,^	Comba Telecom Systems Holdings Ltd.	18,357,913	2,586
*,^	Xunlei Ltd. ADR	426,439	2,580
	Shanghai Diesel Engine Co. Ltd. Class B	4,607,740	2,575
	China Fangda Group Co. Ltd. Class B	6,025,958	2,574
*,^	Yashili International Holdings Ltd.	14,816,044	2,560
^	Colour Life Services Group Co. Ltd.	5,291,430	2,557
*,^,2	Cogobuy Group	7,322,087	2,503
	Shanghai Industrial Urban Development Group Ltd.	16,659,184	2,493
2	Everbright Securities Co. Ltd.	2,841,724	2,491
^	Harbin Electric Co. Ltd.	8,752,312	2,487

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	Carnival Group International Holdings Ltd.	136,193,087	2,468
	Greenland Hong Kong Holdings Ltd.	10,627,686	2,450
*,§	V1 Group Ltd.	39,377,824	2,410
	Shanghai Bailian Group Co. Ltd. Class B	2,473,433	2,406
	Ajisen China Holdings Ltd.	7,116,740	2,372
	SIIC Environment Holdings Ltd.	12,150,447	2,367
	China National Accord Medicines Corp. Ltd. Class B	679,773	2,350
^	Beijing North Star Co. Ltd.	8,800,624	2,327
	Shanghai Haixin Group Co. Class B	5,106,025	2,319
*,^	China Water Industry Group Ltd.	15,768,651	2,317
*,^	CSSC Offshore and Marine Engineering Group Co. Ltd.	3,387,924	2,312
*	Shougang Concord International Enterprises Co. Ltd.	101,623,942	2,279
	Guorui Properties Ltd.	9,460,772	2,272
	Fantasia Holdings Group Co. Ltd.	22,700,480	2,269
*,^	Huayi Tencent Entertainment Co. Ltd.	93,550,675	2,240
*,§	China Huiyuan Juice Group Ltd.	8,667,863	2,233
	361 Degrees International Ltd.	9,582,802	2,230
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	6,211,826	2,204
*,^,§	Hanergy Thin Film Power Group Ltd.	84,704,000	2,186
	Minmetals Land Ltd.	14,183,439	2,176
*	China Modern Dairy Holdings Ltd.	16,872,701	2,113
	China Merchants Land Ltd.	16,102,112	2,081
	China Electronics Optics Valley Union Holding Co. Ltd.	37,260,192	2,075
	INESA Intelligent Tech Inc. Class B	3,875,874	2,012
	Tianjin Port Development Holdings Ltd.	19,496,838	1,989
*,^,§	National Agricultural Holdings Ltd.	13,075,708	1,984
*,^	AVIC International Holding HK Ltd.	84,794,729	1,961
^	Grand Baoxin Auto Group Ltd.	8,940,672	1,951
*	Sinolink Worldwide Holdings Ltd.	25,553,301	1,931
*,^	China Minsheng Financial Holding Corp. Ltd.	62,797,573	1,924
	China Aerospace International Holdings Ltd.	28,298,811	1,922
	Launch Tech Co. Ltd.	1,921,176	1,885
*	Shang Gong Group Co. Ltd. Class B	2,999,096	1,883
	Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	1,924,132	1,875
	Weiqiao Textile Co.	5,780,467	1,858
*,§	Mingfa Group International Co. Ltd.	7,645,063	1,843
*,^,2	Yixin Group Ltd.	7,053,599	1,841
^	CPMC Holdings Ltd.	5,471,681	1,803
*	PW Medtech Group Ltd.	10,720,189	1,798
§	China Singyes Solar Technologies Holdings Ltd.	6,321,005	1,733
	Foshan Electrical and Lighting Co. Ltd. Class B	3,555,918	1,724
*,^	Tianjin Capital Environmental Protection Group Co. Ltd.	4,527,863	1,667
*,^	Chiho Environmental Group Ltd.	5,709,154	1,660
	Tianjin Development Holdings Ltd.	4,947,975	1,574
*	Kama Co. Ltd. Class B	2,970,300	1,559
	Eastern Communications Co. Ltd. Class B	3,422,300	1,546
*	Hybrid Kinetic Group Ltd.	250,823,044	1,538
*	Glorious Property Holdings Ltd.	31,326,599	1,526
	Shenzhen Chiwan Wharf Holdings Ltd. Class B	1,230,947	1,523
^	China Everbright Water Ltd.	5,866,000	1,483
*	Renhe Commercial Holdings Co. Ltd.	43,687,845	1,481
*	Huadian Energy Co. Ltd. Class B	5,089,834	1,478
*	First Tractor Co. Ltd.	6,024,294	1,425
	Shanghai Jinjiang International Travel Co. Ltd. Class B	754,758	1,410
	Bengang Steel Plates Co. Ltd. Class B	4,606,141	1,401
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.	3,030,228	1,395
*	Lianhua Supermarket Holdings Co. Ltd.	6,013,457	1,383
^	CT Environmental Group Ltd.	29,669,400	1,347
*,§	China Fiber Optic Network System Group Ltd.	14,959,600	1,335
	China Power Clean Energy Development Co. Ltd.	4,612,809	1,327
*,^	China Yurun Food Group Ltd.	16,737,569	1,327
*,^	FDG Electric Vehicles Ltd.	132,868,135	1,308
*,^	Phoenix Media Investment Holdings Ltd.	16,848,093	1,294
*,^	Capital Environment Holdings Ltd.	61,688,632	1,278

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Shanghai Greencourt Investment Group Co. Ltd. Class B	3,076,801	1,248
*	SRE Group Ltd.	64,604,843	1,220
	Xiamen International Port Co. Ltd.	8,895,482	1,180
	Poly Culture Group Corp. Ltd.	988,939	1,141
*	China Beidahuang Industry Group Holdings Ltd.	43,255,707	1,107
^	China Electronics Huada Technology Co. Ltd.	12,401,938	1,093
*	Shanghai Phoenix Enterprise Group Co. Ltd. Class B	1,958,834	1,078
	Hilong Holding Ltd.	8,252,648	987
*,^	Chongqing Iron & Steel Co. Ltd.	6,870,526	985
2	Shengjing Bank Co. Ltd.	2,148,372	946
*	Xinjiang Xinxin Mining Industry Co. Ltd.	10,015,089	934
*,^	Rentian Technology Holdings Ltd.	50,369,589	925
	Jinzhou Port Co. Ltd. Class B	2,549,944	887
2	Beijing Urban Construction Design & Development Group Co. Ltd.	2,723,420	852
	Jiangling Motors Corp. Ltd. Class B	944,312	848
2	Kangda International Environmental Co. Ltd.	7,317,079	815
*,§	Anxin-China Holdings Ltd.	16,568,000	813
	Maoye International Holdings Ltd.	10,994,710	788
*,§	Tech Pro Technology Development Ltd.	87,171,600	756
	Chongqing Machinery & Electric Co. Ltd.	11,233,277	690
*	North Mining Shares Co. Ltd.	174,983,366	605
*	China Minsheng DIT Group Ltd.	28,268,437	598
*,§	Boshiwa International Holding Ltd.	2,777,000	595
	Shenzhen Wongtee International Enterprise Co. Ltd. Class B	1,739,160	589
*	Zhonglu Co. Ltd. Class B	912,811	585
*,^	China Chengtong Development Group Ltd.	21,756,993	571
	Changhong Meiling Co. Ltd. Class B	1,643,158	498
	Fiyta Holdings Ltd. Class B	713,932	466
	Dalian Refrigeration Co. Ltd. Class B	1,667,854	463
*	Shanghai Zhongyida Co. Ltd. Class B	3,878,300	437
	Changchai Co. Ltd. Class B	1,290,194	409
*	China Rare Earth Holdings Ltd.	7,867,950	347
*,^	Shanghai Dasheng Agricultural Finance Technology Co. Ltd.	42,400,710	260
*	Silk Road Logistics Holdings Ltd.	27,315,167	255
*,§	China Lumena New Materials Corp.	13,488,000	215
*,§	Hua Han Health Industry Holdings Ltd.	13,393,764	205
*,^,§	Dynasty Fine Wines Group Ltd.	1,342,000	197
*,§	Real Gold Mining Ltd.	1,345,000	143
*,§	Trony Solar Holdings Co. Ltd.	1,562,000	126
*	MIE Holdings Corp.	5,749,116	120
*	Tongda Hong Tai Holdings Ltd.	558,325	103
	China All Access Holdings Ltd.	2,131,205	99
*	China Dynamics Holdings Ltd.	5,110,000	66
*	China Soft Power Technology Holdings Ltd.	10,035,094	63
*	GT Group Holdings Ltd.	5,040,000	58
*	EverChina International Holdings Co. Ltd.	1,287,249	30
*	Fullsun International Holdings Group Co. Ltd.	107,867	12
*,^,§	Midas Holdings Ltd.	16,595,800	—
*,^,§	China Huishan Dairy Holdings Co. Ltd.	45,054,011	—
*,§	China Metal Recycling Holdings Ltd.	2,568,000	—
*,§	China Longevity Group Co. Ltd.	1,027,000	—
			21,211,154
Colombia (0.1%)
	Ecopetrol SA	53,635,889	62,307
	Bancolombia SA ADR	1,537,998	56,814
	Grupo de Inversiones Suramericana SA	3,739,383	36,470
	Bancolombia SA	2,943,803	27,687
	Interconexion Electrica SA ESP	5,999,852	22,289
	Grupo Aval Acciones y Valores Preference Shares	60,701,337	21,305
	Ecopetrol SA ADR	870,301	20,243
	Bancolombia SA Preference Shares	1,791,354	16,748
	Banco Davivienda SA Preference Shares	1,483,346	14,283
	Almacenes Exito SA	2,908,794	12,558
	Grupo de Inversiones Suramericana SA Preference Shares	1,310,659	11,969

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Corp Financiera Colombiana SA	1,358,925	8,315
*	CEMEX Latam Holdings SA	1,993,598	3,096
	Avianca Holdings SA Preference Shares	4,352,081	2,670
	Grupo Aval Acciones y Valores SA ADR	250,337	1,760
			318,514
Czech Republic (0.0%)
	CEZ AS	2,388,858	56,840
	Komercni banka as	1,155,462	43,848
2	Moneta Money Bank AS	8,154,025	27,036
	O2 Czech Republic AS	630,403	6,628
	Philip Morris CR AS	5,463	3,433
*,^	PFNonwovens SA	5,853	231
			138,016
Denmark (1.1%)
	Novo Nordisk A/S Class B	25,442,878	1,098,790
	DSV A/S	2,701,874	216,757
	Danske Bank A/S	10,077,187	192,864
	Coloplast A/S Class B	1,983,164	185,056
	Vestas Wind Systems A/S	2,885,456	180,948
	Carlsberg A/S Class B	1,575,681	173,824
	Novozymes A/S	3,089,421	152,571
	Chr Hansen Holding A/S	1,466,868	148,069
2	Orsted A/S	2,237,604	141,888
	AP Moller - Maersk A/S Class B	96,668	122,015
*	Genmab A/S	824,850	112,868
	Pandora A/S	1,555,785	97,231
	ISS A/S	2,795,776	91,817
	GN Store Nord A/S	2,028,966	86,066
	AP Moller - Maersk A/S Class A	65,895	78,198
*	William Demant Holding A/S	1,615,035	53,089
	Royal Unibrew A/S	741,209	52,598
*	Ambu A/S Class B	2,255,081	46,977
	SimCorp A/S	596,072	45,895
	Tryg A/S	1,872,516	45,139
	Jyske Bank A/S	1,044,209	42,636
	H Lundbeck A/S	888,892	41,459
	FLSmidth & Co. A/S	758,934	39,822
	Rockwool International A/S Class B	95,088	32,488
	Topdanmark A/S	630,280	29,959
	Sydbank A/S	1,023,495	23,640
	Dfds A/S	465,485	19,923
*	Nilfisk Holding A/S	398,641	15,648
*,^	ALK-Abello A/S	94,398	15,123
	Schouw & Co. A/S	184,457	15,062
2	Scandinavian Tobacco Group A/S	939,673	14,256
*,^	Bavarian Nordic A/S	491,661	11,364
*	Bang & Olufsen A/S	492,993	10,241
	Spar Nord Bank A/S	1,156,453	9,582
	Alm Brand A/S	961,626	8,053
*,^	NKT A/S	407,834	7,671
*,^	D/S Norden A/S	391,293	5,404
	Matas A/S	461,910	4,461
	Solar A/S Class B	63,755	3,415
*,§	OW Bunker A/S	129,331	—
			3,672,867
Egypt (0.0%)
	Commercial International Bank Egypt SAE	15,678,267	70,255
	Eastern Tobacco	13,380,070	12,009
	ElSewedy Electric Co.	10,526,670	8,914
*	Egyptian Financial Group-Hermes Holding Co.	10,408,047	8,242
	Talaat Moustafa Group	15,202,463	7,861
	Egypt Kuwait Holding Co. SAE	5,998,543	6,659
	Orascom Construction Ltd.	849,957	5,521

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Global Telecom Holding SAE	34,935,981	5,420
	Abou Kir Fertilizers & Chemical Industries	3,369,739	5,077
	Juhayna Food Industries	6,733,347	3,607
*	Six of October Development & Investment	3,831,591	3,205
*	Medinet Nasr Housing	7,788,818	3,077
	Alexandria Mineral Oils Co.	7,152,317	2,789
*	Ezz Steel Co. SAE	2,667,541	2,772
	Telecom Egypt Co.	4,565,673	2,689
*	Pioneers Holding for Financial Investments SAE	6,820,650	2,578
*	Palm Hills Developments SAE	15,083,164	1,980
	Sidi Kerir Petrochemicals Co.	1,549,940	1,912
	Heliopolis Housing	1,851,030	1,855
	Oriental Weavers	2,225,268	1,137
*	Orascom Investment Holding	33,175,829	1,031
*	Orascom Investment Holding GDR	1,591,123	334
*	Palm Hills Developments SAE Rights Expire 11/15/2018	5,027,721	78
			159,002
Finland (0.8%)
	Nokia Oyj	83,677,572	472,663
	Sampo Oyj Class A	7,316,958	336,488
	Kone Oyj Class B	5,824,255	283,494
	UPM-Kymmene Oyj	7,961,250	255,946
	Neste Oyj	2,070,688	170,036
	Fortum Oyj	6,442,459	135,619
	Stora Enso Oyj	8,350,086	125,463
	Wartsila OYJ Abp	6,816,838	115,993
	Elisa Oyj	2,148,039	85,462
	Amer Sports Oyj	1,742,887	64,787
	Nokian Renkaat Oyj	2,014,603	64,082
	Kesko Oyj Class B	1,008,691	58,911
	Orion Oyj Class B	1,519,478	52,269
	Metso Oyj	1,619,292	51,124
	Valmet Oyj	2,010,875	45,786
^	Huhtamaki Oyj	1,413,786	39,639
^	Konecranes Oyj Class A	1,081,213	38,719
	Tieto Oyj	1,100,805	35,434
	Cargotec Oyj Class B	730,810	30,374
	Metsa Board Oyj	2,545,782	22,264
	Outokumpu Oyj	4,540,985	19,035
	DNA Oyj	941,052	18,442
	Kemira Oyj	1,304,191	15,996
^	YIT Oyj	2,473,246	14,086
	Sanoma Oyj	1,143,841	12,888
	Cramo Oyj	611,501	11,657
^	Citycon Oyj	5,733,029	11,142
*	Outotec Oyj	2,342,007	9,059
*	Caverion Oyj	1,417,830	8,874
	Uponor Oyj	782,162	8,471
	Ramirent Oyj	942,116	6,878
	Finnair Oyj	780,236	5,861
	Oriola Oyj	1,749,685	5,344
	Raisio Oyj	1,527,460	4,685
	F-Secure Oyj	1,319,184	3,441
*,^	Stockmann OYJ Abp Class B	604,759	2,064
			2,642,476
France (6.5%)
	TOTAL SA	37,606,229	2,206,575
	Sanofi	16,233,628	1,450,655
	LVMH Moet Hennessy Louis Vuitton SE	3,714,562	1,127,025
	Airbus SE	8,220,806	908,522
	BNP Paribas SA	16,176,937	843,050
	AXA SA	28,699,750	718,264
	L'Oreal SA	3,068,480	691,352
	Air Liquide SA	5,405,811	653,492

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Safran SA	4,951,944	639,933
Danone SA	8,942,734	633,269
^ Vinci SA	6,941,343	617,779
Schneider Electric SE	7,651,351	553,281
Kering SA	1,110,844	493,760
Pernod Ricard SA	3,161,956	482,159
Orange SA	28,658,945	447,321
EssilorLuxottica SA	3,058,900	417,782
Societe Generale SA	10,819,929	396,637
Vivendi SA	14,332,116	345,668
^ Engie SA	24,515,626	325,746
Capgemini SE	2,333,323	284,912
Cie de Saint-Gobain	7,372,199	277,723
Cie Generale des Etablissements Michelin SCA	2,638,743	270,142
Hermes International	460,305	262,790
Legrand SA	4,008,409	261,754
Dassault Systemes SE	1,973,266	247,024
Credit Agricole SA	17,020,021	217,984
Renault SA	2,751,348	205,455
Peugeot SA	8,140,430	193,505
Thales SA	1,495,843	191,047
TechnipFMC plc	6,882,463	182,574
Publicis Groupe SA	3,148,012	182,230
Carrefour SA	8,363,168	162,194
Veolia Environnement SA	7,456,118	148,597
STMicroelectronics NV	9,501,199	144,433
Teleperformance	854,533	140,736
Accor SA	3,028,461	138,379
Edenred	3,557,550	134,950
Sodexo SA	1,260,746	128,694
L'Oreal SA Loyalty Line	532,666	120,014
Atos SE	1,381,770	118,179
^ Electricite de France SA	7,025,509	116,400
Valeo SA	3,568,300	115,094
Gecina SA	784,729	115,091
* Ubisoft Entertainment SA	1,273,475	114,235
Arkema SA	1,086,293	113,968
SES SA Class A	5,253,070	112,744
Bouygues SA	3,058,428	111,421
Eiffage SA	1,116,459	109,036
SCOR SE	2,354,474	108,803
Air Liquide SA	872,042	105,418
Klepierre SA	3,010,426	102,016
Alstom SA	2,318,404	101,251
Bureau Veritas SA	4,092,290	92,323
Aeroports de Paris	425,649	89,026
Getlink	6,840,774	86,046
Eurofins Scientific SE	167,871	84,598
Orpea	675,041	83,107
Suez	5,489,958	79,189
Natixis SA	12,550,441	73,269
Ipsen SA	513,189	71,156
Rubis SCA	1,274,978	65,782
Ingenico Group SA	926,581	65,579
2 Euronext NV	1,048,116	64,493
Bollore SA	14,915,606	63,105
Rexel SA	4,617,704	58,864
Dassault Aviation SA	35,401	58,711
Wendel SA	435,636	56,448
Covivio	547,048	54,892
CNP Assurances	2,415,361	53,833
Faurecia SA	1,106,646	53,649
Eurazeo SE	732,977	53,528
SEB SA	368,999	52,910

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Eutelsat Communications SA	2,545,025	51,549
2	Amundi SA	857,815	50,959
	Lagardere SCA	1,766,740	48,294
	BioMerieux	620,949	47,353
	Sartorius Stedim Biotech	358,290	44,396
^	Remy Cointreau SA	365,801	43,419
	Alten SA	438,615	42,270
	ICADE	495,402	41,979
	Iliad SA	357,793	41,356
	Elis SA	2,014,182	40,615
^	Casino Guichard Perrachon SA	848,751	37,432
	Societe BIC SA	389,025	37,243
	JCDecaux SA	1,088,283	35,726
^	Altran Technologies SA	3,469,400	34,388
	Imerys SA	555,595	34,249
	Nexity SA	667,257	31,909
*,2	Worldline SA/France	600,036	31,569
*	Air France-KLM	3,190,618	30,848
	SPIE SA	1,804,124	28,247
	Korian SA	686,686	27,056
*	CGG SA	10,414,767	25,194
	Gaztransport Et Technigaz SA	329,697	24,368
	Cie Plastic Omnium SA	868,537	24,147
	Sopra Steria Group	215,473	23,865
2	Elior Group SA	1,522,512	21,900
*,^	Vallourec SA	4,628,748	21,881
*	Fnac Darty SA	257,150	18,282
*	SOITEC	254,465	18,132
	Metropole Television SA	935,233	18,102
2	ALD SA	1,205,042	17,942
*	Rothschild & Co.	430,350	17,148
2	Maisons du Monde SA	654,466	16,407
	Neopost SA	495,346	15,920
	Television Francaise 1	1,534,704	15,610
	IPSOS	564,534	15,033
2	Europcar Mobility Group	1,516,648	14,351
	Altarea SCA	62,583	13,730
	Coface SA	1,357,016	13,561
^	Nexans SA	468,730	13,527
*,^	DBV Technologies SA	352,029	13,011
	Trigano SA	122,621	12,449
	Vicat SA	228,798	12,296
	Eramet	133,309	12,272
^	Tarkett SA	466,971	10,259
*,^	Genfit	431,526	10,047
*	Virbac SA	62,307	9,998
	Akka Technologies	147,830	9,738
	Carmila SA	438,294	9,661
	FFP	76,582	9,002
	Beneteau SA	528,945	8,769
^	Mercialys SA	596,755	8,749
*,2	SMCP SA	356,467	8,430
	Bonduelle SCA	203,742	7,227
	Interparfums SA	170,377	7,045
	LISI	240,179	6,995
	Electricite de France SA	416,343	6,898
*	Sodexo SA - PRIME FIDELITE 2023	66,772	6,816
	Derichebourg SA	1,414,983	6,807
*,^	Technicolor SA	5,281,098	6,733
	Albioma SA	337,866	6,565
	Mersen SA	198,253	6,541
	SEB SA Loyalty Line	39,123	5,610
*,2	X-Fab Silicon Foundries SE	779,256	5,328
	Manitou BF SA	181,034	5,098

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Vilmorin & Cie SA	82,724	4,927
^	Guerbet	73,724	4,677
	Boiron SA	77,686	4,651
	Jacquet Metal Service SA	193,793	4,014
	GL Events	183,573	3,925
^	Rallye SA	335,918	3,729
*	Etablissements Maurel et Prom	743,801	3,441
*	Pharmagest Inter@ctive	51,635	2,984
	Groupe Crit	43,220	2,889
	Synergie SA	91,914	2,804
*,^	Bourbon Corp.	415,431	2,429
	AKWEL	120,913	2,408
	Haulotte Group SA	167,459	1,895
	Union Financiere de France BQE SA	44,919	1,368
	Esso SA Francaise	33,561	1,323
*	Stallergenes Greer plc	37,336	1,145
*	Albioma SA Loyalty Line	42,824	832
			22,043,313
Germany (5.9%)
	SAP SE	14,494,686	1,552,006
	Allianz SE	6,385,036	1,330,138
	Siemens AG	11,477,444	1,319,303
	Bayer AG	13,983,027	1,071,840
	BASF SE	13,690,090	1,050,564
	Deutsche Telekom AG	48,208,662	790,708
	Daimler AG	12,868,648	762,300
	adidas AG	2,955,700	695,078
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,226,196	478,158
	Volkswagen AG Preference Shares	2,743,387	460,900
	Deutsche Post AG	14,546,153	459,301
	Bayerische Motoren Werke AG	4,767,704	410,553
	Fresenius SE & Co. KGaA	6,070,865	385,841
	Vonovia SE	7,756,924	354,466
	Deutsche Boerse AG	2,792,877	352,945
	Infineon Technologies AG	16,921,482	339,056
	Wirecard AG	1,708,433	319,576
	E.ON SE	32,412,848	313,436
	Henkel AG & Co. KGaA Preference Shares	2,630,534	287,400
	Deutsche Bank AG	28,477,382	278,332
	Continental AG	1,618,878	266,770
	Fresenius Medical Care AG & Co. KGaA	3,182,119	249,850
	Deutsche Wohnen SE	5,306,432	242,719
	Merck KGaA	1,933,463	206,888
2	Covestro AG	2,689,005	173,412
	MTU Aero Engines AG	773,781	164,300
	Beiersdorf AG	1,498,260	154,917
	Symrise AG	1,817,734	152,267
	HeidelbergCement AG	2,230,379	151,364
*	Commerzbank AG	15,619,862	147,076
	RWE AG	7,532,131	146,533
	thyssenkrupp AG	6,966,745	146,032
	Henkel AG & Co. KGaA	1,489,237	145,883
	Porsche Automobil Holding SE Preference Shares	2,292,456	145,790
	Brenntag AG	2,342,704	122,348
	Hannover Rueck SE	901,930	121,293
*	QIAGEN NV	3,260,728	118,361
	LEG Immobilien AG	945,738	103,378
	Uniper SE	2,942,114	84,905
	LANXESS AG	1,370,494	84,831
*,2	Siemens Healthineers AG	1,953,677	80,857
*	Aroundtown SA	9,567,078	79,279
	ProSiebenSat.1 Media SE	3,427,232	79,140
*,2	Zalando SE	2,030,460	78,488
	Volkswagen AG	472,703	77,821

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Evonik Industries AG	2,496,185	77,222
	GEA Group AG	2,503,539	76,073
	Sartorius AG Preference Shares	508,240	73,514
	United Internet AG	1,742,326	72,099
	Deutsche Lufthansa AG	3,498,010	70,216
	HUGO BOSS AG	959,221	68,550
2	Scout24 AG	1,608,846	66,676
*,2	Delivery Hero SE	1,626,667	65,498
	Bayerische Motoren Werke AG Preference Shares	865,713	65,203
	Puma SE	122,762	63,127
	KION Group AG	1,068,799	62,457
*	Knorr-Bremse AG	645,619	58,501
	OSRAM Licht AG	1,432,715	58,049
	Rheinmetall AG	653,091	56,521
	K&S AG	2,918,985	54,358
	Fuchs Petrolub SE Preference Shares	1,157,935	53,601
	MAN SE	484,480	50,470
	TAG Immobilien AG	2,030,314	46,316
	Axel Springer SE	679,416	45,118
	Carl Zeiss Meditec AG	546,098	44,733
2	Innogy SE	1,011,997	44,694
*	MorphoSys AG	471,026	43,616
	Freenet AG	1,929,647	43,404
	Fraport AG Frankfurt Airport Services Worldwide	544,496	42,049
	Grand City Properties SA	1,675,945	40,518
	HOCHTIEF AG	273,373	40,511
	Telefonica Deutschland Holding AG	10,103,723	39,278
*	Evotec AG	1,958,947	38,615
	METRO AG	2,546,523	38,308
	GRENKE AG	394,079	37,794
*,§	Innogy SE	906,832	37,789
	RTL Group SA	574,280	36,860
	Bechtle AG	407,824	36,218
	alstria office REIT-AG	2,481,711	35,726
	Nemetschek SE	269,848	35,474
	Aareal Bank AG	928,598	34,545
	Aurubis AG	557,230	33,824
	Gerresheimer AG	475,046	33,479
	Software AG	738,403	33,058
	STADA Arzneimittel AG	357,150	33,024
	TLG Immobilien AG	1,257,558	31,929
	CTS Eventim AG & Co. KGaA	838,332	31,429
	Hella GmbH & Co. KGaA	668,335	31,262
	1&1 Drillisch AG	688,927	30,731
*	Dialog Semiconductor plc	1,134,585	29,921
*,2	Rocket Internet SE	1,024,518	29,581
	Rational AG	51,060	29,563
	Siltronic AG	307,224	28,137
	Norma Group SE	488,210	26,360
	Duerr AG	731,517	26,067
	Deutsche EuroShop AG	819,760	25,438
2	ADO Properties SA	429,563	25,336
2	Deutsche Pfandbriefbank AG	1,906,266	25,313
	Stabilus SA	361,302	24,213
	Jungheinrich AG Preference Shares	727,003	24,087
*	Jenoptik AG	771,410	23,350
	Fielmann AG	375,376	23,285
	Salzgitter AG	579,935	23,179
	Sixt SE	222,687	22,637
	Talanx AG	604,409	21,596
	TUI AG	1,278,422	21,129
	Bilfinger SE	467,895	20,382
	CANCOM SE	493,269	20,113
	Wacker Chemie AG	225,089	20,106

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	AIXTRON SE	1,589,351	19,917
	Krones AG	219,211	19,598
	Stroeer SE & Co. KGaA	368,232	19,248
	CompuGroup Medical SE	334,162	18,875
	RWE AG Preference Shares	1,122,639	18,664
	S&T AG	748,634	18,606
	Suedzucker AG	1,162,693	18,006
	Leoni AG	485,070	17,707
	FUCHS PETROLUB SE	389,334	16,858
2	Hapag-Lloyd AG	411,760	15,225
*,^	zooplus AG	90,883	15,039
	Indus Holding AG	259,753	14,182
	Sixt SE Preference Shares	204,829	14,076
*,2	DWS Group GmbH & Co. KGaA	502,418	14,025
	CECONOMY AG	2,669,155	13,639
	Deutz AG	1,779,570	13,236
	DMG Mori AG	270,238	13,069
	Pfeiffer Vacuum Technology AG	101,772	12,655
	XING SE	41,716	12,543
2	Befesa SA	276,377	12,271
	Schaeffler AG Preference Shares	1,137,177	11,983
*	Hypoport AG	58,499	11,719
	Washtec AG	148,756	11,463
	PATRIZIA Immobilien AG	650,061	11,175
	RIB Software SE	641,867	11,078
	VTG AG	176,629	10,570
	Koenig & Bauer AG	205,463	10,037
*	Isra Vision AG	233,367	10,010
	KWS Saat SE	29,045	9,867
	RHOEN-KLINIKUM AG	379,896	9,602
*,^	Nordex SE	1,018,300	9,460
	Kloeckner & Co. SE	1,108,680	9,323
*,^	Heidelberger Druckmaschinen AG	3,679,238	8,523
	Wacker Neuson SE	381,461	8,471
	Takkt AG	495,590	8,419
	Hornbach Holding AG & Co. KGaA	118,239	7,814
	Biotest AG Preference Shares	288,200	7,643
*,^	SGL Carbon SE	750,045	7,514
	Hamburger Hafen und Logistik AG	354,350	7,506
*	Corestate Capital Holding SA	155,843	6,726
	DIC Asset AG	604,866	6,523
	Deutsche Beteiligungs AG	158,474	6,481
	Draegerwerk AG & Co. KGaA Preference Shares	115,711	6,212
	Diebold Nixdorf AG	95,817	6,205
*	Varta AG	186,906	5,891
	Vossloh AG	124,457	5,758
	Bertrandt AG	68,818	5,695
	BayWa AG	194,340	5,659
	Wuestenrot & Wuerttembergische AG	273,440	5,533
	comdirect bank AG	432,430	5,120
*,2	Tele Columbus AG	1,374,971	4,839
	ElringKlinger AG	388,870	3,294
	SMA Solar Technology AG	127,673	2,979
	Hornbach Baumarkt AG	104,964	2,792
	Draegerwerk AG & Co. KGaA	40,829	1,991
	H&R GmbH & Co. KGaA	169,014	1,286
	CropEnergies AG	246,494	1,099
			19,722,332
Greece (0.1%)
	Hellenic Telecommunications Organization SA	3,029,390	33,761
*	Alpha Bank AE	20,638,279	31,146
	OPAP SA	3,293,165	30,939
	JUMBO SA	1,517,466	22,095

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Motor Oil Hellas Corinth Refineries SA	824,345	19,528
*	Eurobank Ergasias SA	27,017,722	18,213
	National Bank of Greece SA	8,261,723	14,299
	Titan Cement Co. SA	629,181	13,875
	Mytilineos Holdings SA	1,552,266	13,710
	Hellenic Telecommunications Organization SA ADR	1,382,086	7,583
	Hellenic Petroleum SA	847,841	6,721
*	Piraeus Bank SA	4,224,638	6,204
*	GEK Terna Holding Real Estate Construction SA	1,071,527	5,665
	Grivalia Properties REIC AE	640,410	5,503
	Terna Energy SA	612,459	4,243
	Holding Co. ADMIE IPTO SA	2,018,091	3,689
	Hellenic Exchanges SA	750,570	3,308
	Sarantis SA	402,930	3,196
	Aegean Airlines SA	414,250	3,136
	Fourlis Holdings SA	573,307	2,816
*	Ellaktor SA	1,840,807	2,655
*,§	FF Group	468,068	2,545
*	Viohalco SA	862,147	2,480
*	LAMDA Development SA	354,888	2,448
*	Public Power Corp. SA	1,559,928	2,335
*,§	Cyprus Popular Bank PCL	12,597,118	—
			262,093
Hong Kong (2.3%)
	AIA Group Ltd.	181,064,148	1,377,363
	Hong Kong Exchanges & Clearing Ltd.	18,591,616	495,035
	CK Hutchison Holdings Ltd.	40,171,985	404,617
	Link REIT	32,211,428	286,266
	Sun Hung Kai Properties Ltd.	21,297,417	276,785
	CLP Holdings Ltd.	24,619,805	275,876
	CK Asset Holdings Ltd.	40,307,942	262,314
	Hong Kong & China Gas Co. Ltd.	134,544,640	256,999
	Hang Seng Bank Ltd.	10,874,850	254,989
	BOC Hong Kong Holdings Ltd.	53,975,169	202,067
	Jardine Matheson Holdings Ltd.	3,123,092	180,338
	Galaxy Entertainment Group Ltd.	31,984,972	173,651
	Sands China Ltd.	36,011,352	142,407
	Power Assets Holdings Ltd.	19,810,988	132,296
	China Mengniu Dairy Co. Ltd.	40,166,540	118,848
	Wharf Real Estate Investment Co. Ltd.	18,294,215	113,683
	New World Development Co. Ltd.	86,692,037	110,287
	Hongkong Land Holdings Ltd.	17,575,584	104,082
	MTR Corp. Ltd.	21,365,774	103,672
	Swire Pacific Ltd. Class A	9,307,849	96,696
	Jardine Strategic Holdings Ltd.	2,732,224	91,782
	Techtronic Industries Co. Ltd.	18,812,370	88,583
2	WH Group Ltd.	126,119,471	88,569
	Henderson Land Development Co. Ltd.	17,924,860	83,603
	AAC Technologies Holdings Inc.	10,395,289	79,184
	Sino Land Co. Ltd.	47,179,929	74,120
	CK Infrastructure Holdings Ltd.	9,363,973	68,532
	Wheelock & Co. Ltd.	12,582,474	67,266
	Bank of East Asia Ltd.	18,449,768	59,820
	Want Want China Holdings Ltd.	83,326,107	59,613
	Hang Lung Properties Ltd.	30,817,610	55,862
2	Samsonite International SA	19,363,812	55,845
	Swire Properties Ltd.	15,748,242	53,817
	Wharf Holdings Ltd.	18,833,250	47,079
	Wynn Macau Ltd.	21,699,780	45,204
	Hysan Development Co. Ltd.	9,237,700	43,322
	Tingyi Cayman Islands Holding Corp.	27,966,374	41,436
	NWS Holdings Ltd.	20,647,933	40,982
	ASM Pacific Technology Ltd.	4,673,470	40,532
	Dairy Farm International Holdings Ltd.	4,459,311	40,286

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Vitasoy International Holdings Ltd.	12,059,278	38,444
*,^	Semiconductor Manufacturing International Corp.	44,850,869	37,049
	Sun Art Retail Group Ltd.	32,896,960	36,069
	PCCW Ltd.	63,919,330	35,096
	Minth Group Ltd.	10,348,672	33,624
	Hang Lung Group Ltd.	13,002,887	32,012
	Xinyi Glass Holdings Ltd.	30,598,801	30,381
	Yue Yuen Industrial Holdings Ltd.	10,898,318	29,924
	VTech Holdings Ltd.	2,438,812	28,652
	Kerry Properties Ltd.	8,877,331	27,949
	PRADA SPA	7,857,999	27,916
	Hopewell Holdings Ltd.	8,321,904	25,713
2	BOC Aviation Ltd.	3,191,376	22,876
	Shangri-La Asia Ltd.	16,597,067	22,672
	SJM Holdings Ltd.	27,691,844	22,440
	Melco International Development Ltd.	11,959,150	20,525
	NagaCorp Ltd.	22,380,422	20,519
	Champion REIT	28,806,924	19,384
	Great Eagle Holdings Ltd.	4,015,557	18,338
	Li & Fung Ltd.	91,270,599	18,114
	Nexteer Automotive Group Ltd.	12,241,405	17,261
	Uni-President China Holdings Ltd.	16,942,009	16,482
	Luk Fook Holdings International Ltd.	4,975,700	16,418
^	MGM China Holdings Ltd.	11,038,702	15,667
	HKBN Ltd.	10,426,175	15,653
	First Pacific Co. Ltd.	34,931,430	15,632
	Fortune REIT (XHKG)	13,480,022	14,748
	Chow Tai Fook Jewellery Group Ltd.	16,368,499	14,363
	IGG Inc.	13,515,024	14,327
	Xinyi Solar Holdings Ltd.	45,597,909	14,266
	Hongkong & Shanghai Hotels Ltd.	10,154,490	14,013
	Pacific Basin Shipping Ltd.	60,019,803	13,151
	Kerry Logistics Network Ltd.	8,206,907	13,015
*	MMG Ltd.	34,405,246	12,967
	Lifestyle International Holdings Ltd.	7,450,147	12,883
	Dah Sing Financial Holdings Ltd.	2,385,469	12,805
	SITC International Holdings Co. Ltd.	17,211,277	12,646
	L'Occitane International SA	6,633,150	12,423
^	United Energy Group Ltd.	62,515,260	12,205
	Haitong International Securities Group Ltd.	35,673,277	11,693
	Cathay Pacific Airways Ltd.	9,151,723	11,660
	Johnson Electric Holdings Ltd.	5,100,614	11,441
	Shougang Fushan Resources Group Ltd.	55,065,895	11,146
	Towngas China Co. Ltd.	15,192,210	11,068
	Yuexiu REIT	17,580,114	10,678
^	Value Partners Group Ltd.	14,193,904	10,586
^	Man Wah Holdings Ltd.	22,404,239	10,338
	Shui On Land Ltd.	49,980,905	10,101
	China Travel International Investment Hong Kong Ltd.	37,152,158	9,987
	Cafe de Coral Holdings Ltd.	4,540,508	9,840
	Dah Sing Banking Group Ltd.	5,001,049	9,517
	Television Broadcasts Ltd.	4,250,934	8,976
	Guotai Junan International Holdings Ltd.	47,102,316	8,564
*,^,2	Razer Inc.	55,164,312	8,536
	K Wah International Holdings Ltd.	18,676,415	8,461
	Shun Tak Holdings Ltd.	25,615,148	8,197
	SmarTone Telecommunications Holdings Ltd.	5,881,417	8,175
^	Mandarin Oriental International Ltd.	4,185,048	7,912
^	China Goldjoy Group Ltd.	190,482,676	7,799
	Sunlight REIT	12,366,844	7,446
	Pacific Textiles Holdings Ltd.	7,313,873	7,386
	Microport Scientific Corp.	5,938,025	7,089
^	Gemdale Properties & Investment Corp. Ltd.	75,843,394	7,001
	Giordano International Ltd.	15,738,197	6,994

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Far East Consortium International Ltd.	14,862,744	6,939
^	Hutchison Telecommunications Hong Kong Holdings Ltd.	18,618,280	6,873
*,^	Agritrade Resources Ltd.	34,300,396	6,837
	Lai Sun Development Co. Ltd.	4,620,566	6,703
	CITIC Telecom International Holdings Ltd.	20,983,810	6,589
^	CP Pokphand Co. Ltd.	73,544,412	6,381
	Chow Sang Sang Holdings International Ltd.	3,870,536	6,277
*,^	Esprit Holdings Ltd.	26,755,693	6,091
2	FIT Hon Teng Ltd.	14,553,819	6,035
	SA Sa International Holdings Ltd.	15,635,000	6,024
^	Huabao International Holdings Ltd.	12,851,899	5,995
^	Spring REIT	9,973,289	5,986
*,^,§	Superb Summit International Group Ltd.	32,112,957	5,979
*,^	HC Group Inc.	8,750,608	5,687
^	Pou Sheng International Holdings Ltd.	29,493,676	5,608
	Prosperity REIT	15,607,276	5,536
	Canvest Environmental Protection Group Co. Ltd.	10,323,504	5,493
	Road King Infrastructure Ltd.	3,435,785	5,318
^	Chinese Estates Holdings Ltd.	5,574,635	5,247
^,2	Xiabuxiabu Catering Management China Holdings Co. Ltd.	4,149,358	5,210
*,^	Zhaobangji Properties Holdings Ltd.	3,896,000	5,087
*,^	Global Brands Group Holding Ltd.	88,300,668	4,905
^	United Laboratories International Holdings Ltd.	6,796,220	4,723
*,^	NewOcean Energy Holdings Ltd.	12,939,624	4,696
*,^,§	Town Health International Medical Group Ltd.	51,896,341	4,566
*	Anton Oilfield Services Group	30,942,854	4,376
	Dynam Japan Holdings Co. Ltd.	3,604,575	4,253
	HKR International Ltd.	8,834,049	4,213
^	Nan Hai Corp. Ltd.	174,813,001	4,065
^	China Harmony New Energy Auto Holding Ltd.	10,065,903	4,008
*,^	FIH Mobile Ltd.	42,310,226	3,946
^,2	IMAX China Holding Inc.	1,638,557	3,828
2	Crystal International Group Ltd.	6,991,475	3,827
	Swire Pacific Ltd. Class B	2,330,669	3,762
	Sun Hung Kai & Co. Ltd.	7,795,927	3,516
*	COFCO Meat Holdings Ltd.	24,018,117	3,501
^	Goodbaby International Holdings Ltd.	11,248,229	3,491
	Liu Chong Hing Investment Ltd.	2,351,678	3,402
	Macau Legend Development Ltd.	18,998,227	3,323
*,^	China LNG Group Ltd.	23,155,355	3,197
*,§	Convoy Global Holdings Ltd.	147,589,460	3,143
	Singamas Container Holdings Ltd.	19,328,448	3,108
*,^	Truly International Holdings Ltd.	20,649,121	3,015
*,^	We Solutions Ltd.	44,220,978	2,997
^	Texwinca Holdings Ltd.	8,295,231	2,825
*,^	GCL New Energy Holdings Ltd.	81,394,496	2,713
	Lee's Pharmaceutical Holdings Ltd.	3,532,474	2,653
^,2	Regina Miracle International Holdings Ltd.	5,225,612	2,630
*,^	Lifestyle China Group Ltd.	6,185,981	2,508
	Emperor Capital Group Ltd.	52,794,746	2,497
*	Beijing Enterprises Medical & Health Group Ltd.	63,937,574	2,494
	Ju Teng International Holdings Ltd.	9,783,518	2,478
	Inspur International Ltd.	6,207,176	2,475
*,^	Digital Domain Holdings Ltd.	180,244,294	2,465
*,^	China Financial International Investments Ltd.	92,661,485	2,357
*	G-Resources Group Ltd.	310,093,524	1,984
*,^	KuangChi Science Ltd.	27,558,890	1,904
*,^	Honghua Group Ltd.	29,063,416	1,888
^	Emperor Watch & Jewellery Ltd.	45,948,464	1,818
*,^	China Silver Group Ltd.	14,540,167	1,805
^,2	CGN New Energy Holdings Co. Ltd.	13,674,804	1,800
	China Baoli Technologies Holdings Ltd.	26,958,361	1,719
*,^	Panda Green Energy Group Ltd.	42,092,591	1,586
*,^	China Strategic Holdings Ltd.	212,274,976	1,546

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	Hong Kong Television Network Ltd.	4,996,473	1,374
*	Parkson Retail Group Ltd.	14,931,604	1,316
*	CST Group Ltd.	419,870,697	1,288
*	Sunshine Oilsands Ltd.	53,628,107	1,230
^	Shenwan Hongyuan HK Ltd.	5,358,106	1,087
	Henderson Investment Ltd.	13,549,333	1,057
	EVA Precision Industrial Holdings Ltd.	12,615,674	1,001
	BOE Varitronix Ltd.	3,334,217	964
	Chong Hing Bank Ltd.	569,334	960
*,^	China LotSynergy Holdings Ltd.	86,910,449	936
*	New World Department Store China Ltd.	4,634,461	923
*,^	Future World Financial Holdings Ltd.	107,750,150	880
	Yip's Chemical Holdings Ltd.	2,832,409	859
	TPV Technology Ltd.	10,240,172	838
*	Freeman FinTech Corp. Ltd.	144,473,538	795
^	New Sports Group Ltd.	18,008,897	750
*,^	Technovator International Ltd.	5,444,124	737
*,§	Brightoil Petroleum Holdings Ltd.	25,187,768	642
*	Silver Base Group Holdings Ltd.	6,230,802	399
*	Mei Ah Entertainment Group Ltd.	13,055,496	382
*	New Provenance Everlasting Holdings Ltd.	62,586,416	336
*,^,§	China Animal Healthcare Ltd.	4,917,000	317
	Qianhai Health Holdings Ltd.	7,509,199	298
*	Xinchen China Power Holdings Ltd.	3,354,442	244
*	Sincere Watch Hong Kong Ltd.	20,235,063	239
*	Good Resources Holdings Ltd.	9,648,020	238
*,^	Summit Ascent Holdings Ltd.	1,165,941	143
*	China Oceanwide Holdings Ltd.	2,923,152	142
*	Yanchang Petroleum International Ltd.	14,299,323	136
*	Sino Oil And Gas Holdings Ltd.	6,611,112	132
*	China Ocean Industry Group Ltd.	25,435,059	98
*,§	Qunxing Paper Holdings Co. Ltd.	1,573,000	—
*,§	China Forestry Holdings Co. Ltd.	3,050,000	—
			7,921,563
Hungary (0.1%)
	OTP Bank Nyrt	3,420,136	122,870
	MOL Hungarian Oil & Gas plc	6,353,473	66,618
	Richter Gedeon Nyrt	2,118,801	39,358
	Magyar Telekom Telecommunications plc	5,530,916	7,542
*	Opus Global Nyrt	1,412,038	2,382
			238,770
India (2.3%)
	Reliance Industries Ltd.	46,582,830	668,756
	Housing Development Finance Corp. Ltd.	25,118,126	600,915
	Infosys Ltd.	56,902,445	525,839
	Tata Consultancy Services Ltd.	13,752,070	360,517
	Hindustan Unilever Ltd.	10,589,293	232,483
*	Axis Bank Ltd.	27,041,978	212,889
	ITC Ltd.	44,157,173	167,335
	Maruti Suzuki India Ltd.	1,827,089	163,486
	Sun Pharmaceutical Industries Ltd.	16,505,147	129,575
	HCL Technologies Ltd.	8,360,679	119,525
	Oil & Natural Gas Corp. Ltd.	46,461,119	96,242
	Mahindra & Mahindra Ltd.	9,100,647	94,348
*	State Bank of India	24,107,025	91,742
	Larsen & Toubro Ltd.	5,009,140	88,026
	Bajaj Finance Ltd.	2,582,601	83,098
	JSW Steel Ltd.	17,964,067	82,475
	Bharti Airtel Ltd.	19,096,604	75,585
	UltraTech Cement Ltd.	1,561,738	73,900
	Asian Paints Ltd.	4,298,303	71,541
	Tech Mahindra Ltd.	7,054,924	71,059
	Vedanta Ltd.	24,386,165	69,773
	Coal India Ltd.	19,163,686	69,067

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Yes Bank Ltd.	25,423,213	64,657
	NTPC Ltd.	29,454,948	63,596
	Indian Oil Corp. Ltd.	33,128,176	62,157
	Eicher Motors Ltd.	200,778	59,467
	Bharat Petroleum Corp. Ltd.	15,088,046	56,268
	Indiabulls Housing Finance Ltd.	4,861,735	54,836
	Hero MotoCorp Ltd.	1,466,301	54,743
	Grasim Industries Ltd.	4,828,474	54,478
	Godrej Consumer Products Ltd.	5,514,374	54,171
	Titan Co. Ltd.	4,642,562	53,116
	UPL Ltd.	5,497,719	50,149
	Zee Entertainment Enterprises Ltd.	7,953,152	48,547
	Bharti Infratel Ltd.	13,099,430	47,642
	Nestle India Ltd.	345,941	47,443
	Bajaj Auto Ltd.	1,313,216	46,051
	Adani Ports & Special Economic Zone Ltd.	10,468,728	45,167
	Wipro Ltd.	9,981,451	44,684
	Aurobindo Pharma Ltd.	3,969,282	42,538
	Bajaj Finserv Ltd.	582,236	42,518
	GAIL India Ltd.	8,256,226	41,830
	Dabur India Ltd.	7,950,755	41,374
	Cipla Ltd.	4,832,040	41,193
	Shriram Transport Finance Co. Ltd.	2,574,111	40,660
	Hindalco Industries Ltd.	13,358,008	39,828
	Lupin Ltd.	3,309,328	39,663
	Piramal Enterprises Ltd.	1,257,310	36,966
*	Tata Motors Ltd.	14,692,674	35,600
	United Spirits Ltd.	4,472,587	34,874
	Britannia Industries Ltd.	430,439	32,815
	Tata Steel Ltd.	4,302,574	32,263
	Havells India Ltd.	3,620,213	31,694
	Dr Reddy's Laboratories Ltd.	908,351	31,204
	Ambuja Cements Ltd.	11,646,596	31,086
	Marico Ltd.	7,025,544	30,538
	Page Industries Ltd.	73,741	29,396
	Bosch Ltd.	109,199	29,151
	Power Grid Corp. of India Ltd.	11,534,754	28,995
	Wipro Ltd. ADR	5,519,593	28,536
	Hindustan Petroleum Corp. Ltd.	9,220,498	28,059
	Ashok Leyland Ltd.	17,437,227	27,041
	Divi's Laboratories Ltd.	1,230,404	24,734
	Federal Bank Ltd.	22,073,936	24,717
	Mahindra & Mahindra Financial Services Ltd.	4,422,128	24,439
2	HDFC Standard Life Insurance Co. Ltd.	4,781,397	24,096
	Pidilite Industries Ltd.	1,841,716	23,885
	Shree Cement Ltd.	126,210	23,819
	Bharat Forge Ltd.	2,877,513	22,764
	Mindtree Ltd.	1,971,238	22,715
	Container Corp. Of India Ltd.	2,490,934	21,367
	Apollo Hospitals Enterprise Ltd.	1,380,522	21,328
	Motherson Sumi Systems Ltd.	9,457,811	20,889
	LIC Housing Finance Ltd.	3,730,307	20,727
2	ICICI Prudential Life Insurance Co. Ltd.	4,575,717	20,577
*	Future Retail Ltd.	3,095,136	20,505
	Info Edge India Ltd.	909,218	19,422
	Biocon Ltd.	2,120,849	18,909
	Cadila Healthcare Ltd.	3,717,781	18,115
*,2	Avenue Supermarts Ltd.	989,875	17,920
	Petronet LNG Ltd.	5,760,753	17,571
	Glenmark Pharmaceuticals Ltd.	2,090,286	17,558
	Crompton Greaves Consumer Electricals Ltd.	5,988,202	17,290
2	InterGlobe Aviation Ltd.	1,422,697	17,084
*	Vodafone Idea Ltd.	32,288,229	16,859
	NMDC Ltd.	11,385,605	16,820

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Bharat Financial Inclusion Ltd.	1,412,497	16,783
	United Breweries Ltd.	998,568	16,484
	Rajesh Exports Ltd.	2,109,610	16,245
	Siemens Ltd.	1,275,954	16,085
	Jubilant Foodworks Ltd.	1,085,069	15,929
	REC Ltd.	9,936,219	15,642
	Colgate-Palmolive India Ltd.	1,032,127	15,607
2	ICICI Lombard General Insurance Co. Ltd.	1,431,155	15,598
	Oracle Financial Services Software Ltd.	315,334	15,470
	Mphasis Ltd.	1,149,362	15,365
	Alkem Laboratories Ltd.	585,613	15,146
	IIFL Holdings Ltd.	2,410,453	15,013
	MRF Ltd.	16,954	14,794
	Tata Power Co. Ltd.	14,096,526	14,590
	Bajaj Holdings & Investment Ltd.	373,900	14,239
	Torrent Pharmaceuticals Ltd.	623,277	14,077
	DLF Ltd.	6,224,302	13,868
	GlaxoSmithKline Consumer Healthcare Ltd.	145,724	13,785
	Natco Pharma Ltd.	1,338,847	13,659
	HEG Ltd.	232,373	13,513
	Berger Paints India Ltd.	3,513,898	13,300
*	Steel Authority of India Ltd.	14,914,007	13,020
*,2	SBI Life Insurance Co. Ltd.	1,716,298	13,003
	ACC Ltd.	697,486	12,975
	ABB India Ltd.	742,514	12,843
*	Jindal Steel & Power Ltd.	5,473,131	12,690
	Indiabulls Ventures Ltd.	2,189,206	12,679
	AIA Engineering Ltd.	546,440	12,668
	Hindustan Zinc Ltd.	3,566,819	12,665
	Bharat Heavy Electricals Ltd.	13,552,404	12,619
	TVS Motor Co. Ltd.	1,711,439	12,604
	Power Finance Corp. Ltd.	9,486,310	12,253
	L&T Finance Holdings Ltd.	6,987,622	12,077
	Edelweiss Financial Services Ltd.	5,416,174	11,892
	Indian Hotels Co. Ltd.	6,796,888	11,851
	Apollo Tyres Ltd.	3,979,228	11,758
	Exide Industries Ltd.	3,261,561	11,738
	CESC Ltd.	962,819	11,570
*	Bank of Baroda	7,721,268	11,561
	Bharat Electronics Ltd.	9,042,392	11,376
	Dr Reddy's Laboratories Ltd. ADR	331,974	11,297
	Voltas Ltd.	1,531,151	11,210
*	State Bank of India GDR	292,327	11,035
	Sun TV Network Ltd.	1,252,632	11,016
	NHPC Ltd.	33,112,245	10,910
	Oil India Ltd.	3,978,063	10,623
	Balkrishna Industries Ltd.	711,510	10,538
*	Motherson Sumi Systems Ltd. Temporary Line	4,728,905	10,440
	Cummins India Ltd.	1,018,912	10,298
2	Larsen & Toubro Infotech Ltd.	427,641	10,231
*	Max Financial Services Ltd.	1,977,999	10,094
	Cholamandalam Investment and Finance Co. Ltd.	579,820	9,959
	GRUH Finance Ltd.	2,543,629	9,944
	City Union Bank Ltd.	4,317,541	9,939
	Kansai Nerolac Paints Ltd.	1,896,243	9,748
	Tata Global Beverages Ltd.	3,301,705	9,724
	IDFC Bank Ltd.	20,536,353	9,615
	Jubilant Life Sciences Ltd.	1,058,055	9,508
	Reliance Infrastructure Ltd.	1,953,164	9,478
*	Fortis Healthcare Ltd.	4,938,899	9,379
*,2	Bandhan Bank Ltd.	1,753,312	9,249
	Graphite India Ltd.	712,204	9,170
	Gillette India Ltd.	102,242	9,034
	Arvind Ltd.	1,920,000	8,915

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Adani Enterprises Ltd.	3,831,576	8,805
*	Dalmia Bharat Ltd.	308,773	8,779
	Emami Ltd.	1,638,086	8,768
*	Adani Transmission Ltd.	3,863,376	8,699
	PI Industries Ltd.	813,276	8,543
*	Adani Power Ltd.	13,429,410	8,354
	Dewan Housing Finance Corp. Ltd.	2,717,004	8,263
*	Punjab National Bank	7,964,198	7,934
	Muthoot Finance Ltd.	1,410,713	7,807
	Sterlite Technologies Ltd.	1,507,135	7,785
*	Canara Bank	2,156,972	7,641
*	Tata Motors Ltd. Class A	5,707,542	7,535
	Sundaram Finance Ltd.	369,128	7,469
	Castrol India Ltd.	3,704,782	7,459
	Whirlpool of India Ltd.	394,404	7,446
	Indraprastha Gas Ltd.	2,053,889	7,428
*	GMR Infrastructure Ltd.	32,425,124	7,415
	Escorts Ltd.	859,656	7,298
	Oberoi Realty Ltd.	1,261,902	7,229
	Godrej Industries Ltd.	1,131,769	7,155
	KPIT Technologies Ltd.	2,376,222	7,123
	Manappuram Finance Ltd.	6,537,022	7,069
	Supreme Industries Ltd.	524,230	6,990
*	IDBI Bank Ltd.	8,702,028	6,965
	Ramco Cements Ltd.	854,275	6,940
*	Aditya Birla Fashion and Retail Ltd.	2,825,735	6,894
	KRBL Ltd.	1,447,475	6,752
	Amara Raja Batteries Ltd.	664,396	6,707
	Tata Communications Ltd.	1,000,931	6,657
	Pfizer Ltd.	164,987	6,514
	National Aluminium Co. Ltd.	7,029,636	6,491
	PVR Ltd.	347,277	6,407
	Bayer CropScience Ltd.	121,026	6,392
	Sanofi India Ltd.	80,671	6,333
	Varun Beverages Ltd.	568,992	6,280
	NCC Ltd.	6,077,748	6,175
*,2	PNB Housing Finance Ltd.	569,622	6,166
2	AU Small Finance Bank Ltd.	805,314	6,045
*	Godrej Properties Ltd.	730,018	5,914
	Ipca Laboratories Ltd.	630,726	5,834
*,2	Quess Corp. Ltd.	589,816	5,792
	Phoenix Mills Ltd.	765,996	5,756
	Hexaware Technologies Ltd.	1,252,428	5,687
*,2	Eris Lifesciences Ltd.	616,351	5,671
	Reliance Capital Ltd.	1,721,070	5,645
	Torrent Power Ltd.	1,614,268	5,631
	Coromandel International Ltd.	982,552	5,599
	SRF Ltd.	211,812	5,534
2	Endurance Technologies Ltd.	334,584	5,467
	Kajaria Ceramics Ltd.	1,016,705	5,421
*	Bank of India	4,560,763	5,310
2	Syngene International Ltd.	674,569	5,272
	Alembic Pharmaceuticals Ltd.	634,766	5,131
*	Sun Pharma Advanced Research Co. Ltd.	1,266,674	5,084
	Thermax Ltd.	374,632	5,070
	Capital First Ltd.	802,544	5,064
	NBCC India Ltd.	6,638,455	4,968
	Gujarat State Petronet Ltd.	2,051,297	4,962
*	Ajanta Pharma Ltd.	343,027	4,910
*	Mahindra CIE Automotive Ltd.	1,326,046	4,757
	Sundram Fasteners Ltd.	654,750	4,717
	Century Textiles & Industries Ltd.	420,385	4,686
	TI Financial Holdings Ltd.	704,512	4,648
	Care Ratings Ltd.	318,726	4,635

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Karur Vysya Bank Ltd.	4,287,703	4,627
*	JSW Energy Ltd.	5,115,031	4,498
	Welspun India Ltd.	5,630,064	4,489
*	Just Dial Ltd.	655,470	4,463
	Radico Khaitan Ltd.	830,446	4,418
	Persistent Systems Ltd.	576,891	4,418
	Indian Bank	1,280,204	4,375
	Jain Irrigation Systems Ltd.	4,504,163	4,339
	Bombay Burmah Trading Co.	243,543	4,267
	Mahanagar Gas Ltd.	370,213	4,190
	IRB Infrastructure Developers Ltd.	2,196,342	4,150
	Ceat Ltd.	262,110	4,065
	Gujarat Gas Ltd.	475,604	4,037
	Engineers India Ltd.	2,565,902	4,018
	Prestige Estates Projects Ltd.	1,520,869	4,007
	Gujarat Fluorochemicals Ltd.	334,054	4,000
	Motilal Oswal Financial Services Ltd.	470,734	3,967
*	Union Bank of India	3,780,667	3,923
	Gujarat Pipavav Port Ltd.	2,855,755	3,864
	WABCO India Ltd.	44,412	3,787
	eClerx Services Ltd.	260,876	3,756
*	Indiabulls Real Estate Ltd.	3,652,077	3,711
	Strides Pharma Science Ltd.	628,914	3,616
	Thomas Cook India Ltd.	1,250,105	3,534
	Minda Industries Ltd.	820,272	3,442
	Sadbhav Engineering Ltd.	1,228,508	3,427
	Welspun Corp. Ltd.	1,859,943	3,416
	Finolex Cables Ltd.	501,450	3,395
	Bajaj Corp. Ltd.	697,480	3,356
2	Dr Lal PathLabs Ltd.	275,735	3,286
*	TV18 Broadcast Ltd.	6,376,218	3,225
*	Suzlon Energy Ltd.	38,025,547	3,223
	Redington India Ltd.	2,837,016	3,184
*	Reliance Power Ltd.	7,775,424	3,182
*,§	Adani Gas Ltd.	3,831,576	3,158
	Sobha Ltd.	521,000	3,148
*	Equitas Holdings Ltd.	2,130,690	3,104
	Mangalore Refinery & Petrochemicals Ltd.	2,798,931	3,100
*	CG Power and Industrial Solutions Ltd.	6,360,905	3,056
	Karnataka Bank Ltd.	2,167,593	3,039
	JM Financial Ltd.	2,928,527	2,999
	Cox & Kings Ltd.	1,084,944	2,990
	Blue Dart Express Ltd.	78,659	2,986
*	Kaveri Seed Co. Ltd.	441,112	2,969
*	Balrampur Chini Mills Ltd.	1,988,487	2,882
*	Wockhardt Ltd.	419,199	2,808
	Chambal Fertilizers and Chemicals Ltd.	1,433,896	2,788
	Rain Industries Ltd.	1,111,266	2,781
2	Dilip Buildcon Ltd.	482,482	2,764
*	Oriental Bank of Commerce	2,530,042	2,751
	Symphony Ltd.	223,851	2,730
	Great Eastern Shipping Co. Ltd.	626,641	2,653
	Jindal Saw Ltd.	2,298,590	2,648
	Vakrangee Ltd.	7,479,994	2,623
	GE T&D India Ltd.	828,110	2,585
	Raymond Ltd.	252,937	2,573
*	Reliance Communications Ltd.	15,335,489	2,567
	PTC India Ltd.	2,420,622	2,512
	South Indian Bank Ltd.	12,577,852	2,495
	GlaxoSmithKline Pharmaceuticals Ltd.	129,668	2,489
	Avanti Feeds Ltd.	455,148	2,453
	Vijaya Bank	4,027,819	2,396
	India Cements Ltd.	1,915,520	2,326
	Repco Home Finance Ltd.	438,359	2,193

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Multi Commodity Exchange of India Ltd.	223,465	2,125
*	Central Bank of India	4,896,313	2,114
*	IFCI Ltd.	10,898,424	2,044
*	Syndicate Bank	4,280,993	2,017
*	Sintex Plastics Technology Ltd.	5,712,540	2,011
	IDFC Ltd.	3,932,622	1,956
2	Laurus Labs Ltd.	422,102	1,946
	GE Power India Ltd.	164,724	1,852
*	Dish TV India Ltd.	3,071,882	1,808
	PC Jeweller Ltd.	2,218,978	1,756
*	Allahabad Bank	2,931,644	1,753
	Vedanta Ltd. ADR	144,346	1,608
	Gateway Distriparks Ltd.	842,519	1,520
*	Hindustan Construction Co. Ltd.	8,927,064	1,489
*	Jammu & Kashmir Bank Ltd.	2,537,800	1,450
*	DEN Networks Ltd.	1,542,785	1,424
*	Andhra Bank	3,504,126	1,388
*	Jaiprakash Associates Ltd.	15,201,896	1,321
	Srei Infrastructure Finance Ltd.	2,934,826	1,313
*	Corp Bank	3,429,258	1,244
	Gujarat Mineral Development Corp. Ltd.	1,026,009	1,197
	VA Tech Wabag Ltd.	349,766	1,188
	McLeod Russel India Ltd.	629,420	1,146
*	Indian Overseas Bank	5,532,962	1,124
*	RattanIndia Power Ltd.	25,500,612	1,070
*	Housing Development & Infrastructure Ltd.	3,585,080	977
*	Tata Motors Ltd. ADR	76,625	936
*	Shipping Corp. of India Ltd.	1,530,257	912
*	Jet Airways India Ltd.	300,938	901
	Reliance Home Finance Ltd.	1,577,613	875
*	Bajaj Hindusthan Sugar Ltd.	6,262,122	860
	Sintex Industries Ltd.	4,935,664	806
*	UCO Bank	2,956,646	765
*	Unitech Ltd.	25,154,607	731
*	Shree Renuka Sugars Ltd.	3,830,798	668
	Marksans Pharma Ltd.	1,354,531	531
*	Adani Green Energy Ltd.	824,335	438
	Tata Chemicals Ltd.	37,117	344
*	Cox & Kings Financial Services	361,648	318
*	Solara Active Pharma Sciences Ltd.	65,092	290
	Infosys Ltd. ADR	18,228	173
*	Rolta India Ltd.	839,455	168
	Sundaram Finance Holdings Ltd.	51,305	69
*	JITF Infralogistics Ltd.	127,987	30
*,§	Chennai Super Kings Cricket Ltd.	951,110	—
			7,816,422
Indonesia (0.5%)
	Bank Central Asia Tbk PT	145,145,536	226,001
	Telekomunikasi Indonesia Persero Tbk PT	709,490,853	179,731
	Bank Rakyat Indonesia Persero Tbk PT	793,897,101	164,772
	Astra International Tbk PT	304,267,801	158,269
	Bank Mandiri Persero Tbk PT	278,787,015	125,265
	Bank Negara Indonesia Persero Tbk PT	112,278,827	54,213
	United Tractors Tbk PT	23,068,479	50,931
	Unilever Indonesia Tbk PT	17,387,628	49,528
	Charoen Pokphand Indonesia Tbk PT	108,701,234	39,373
	Indah Kiat Pulp & Paper Corp. Tbk PT	39,424,810	33,040
	Gudang Garam Tbk PT	6,810,122	32,464
	Hanjaya Mandala Sampoerna Tbk PT	129,648,534	31,909
	Semen Indonesia Persero Tbk PT	43,407,248	25,737
	Kalbe Farma Tbk PT	279,723,206	25,230
	Indofood Sukses Makmur Tbk PT	63,956,881	25,163
	Perusahaan Gas Negara Persero Tbk	156,833,575	22,969
	Bank Danamon Indonesia Tbk PT	45,271,000	22,127

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Indocement Tunggal Prakarsa Tbk PT	19,333,386	22,060
	Adaro Energy Tbk PT	193,928,329	21,073
	Indofood CBP Sukses Makmur Tbk PT	33,219,043	19,518
	Bukit Asam Tbk PT	61,636,548	17,310
*	Pabrik Kertas Tjiwi Kimia Tbk PT	18,759,805	12,753
	Matahari Department Store Tbk PT	35,229,202	11,255
	Ciputra Development Tbk PT	192,199,945	10,394
	Pakuwon Jati Tbk PT	329,147,067	10,357
	Indo Tambangraya Megah Tbk PT	5,783,505	9,476
*	XL Axiata Tbk PT	52,502,060	9,073
	Tower Bersama Infrastructure Tbk PT	28,700,959	8,835
	Ace Hardware Indonesia Tbk PT	97,655,644	8,808
	Jasa Marga Persero Tbk PT	31,828,159	8,701
	Surya Citra Media Tbk PT	82,306,325	8,517
*	Bumi Serpong Damai Tbk PT	111,948,459	8,128
*	Kresna Graha Investama Tbk PT	194,256,033	7,988
	Bank Tabungan Negara Persero Tbk PT	54,616,959	7,624
	Barito Pacific Tbk PT	58,716,571	7,258
	Waskita Karya Persero Tbk PT	67,248,869	6,385
	Summarecon Agung Tbk PT	157,997,672	6,235
*	Trada Alam Minera Tbk PT	493,933,252	5,899
*	Vale Indonesia Tbk PT	28,886,980	5,575
	Aneka Tambang Tbk	123,918,169	5,562
	AKR Corporindo Tbk PT	23,781,375	5,416
*	Medco Energi Internasional Tbk PT	99,619,986	5,375
	Mitra Adiperkasa Tbk PT	101,392,074	5,342
	Lippo Karawaci Tbk PT	268,290,791	4,958
	Astra Agro Lestari Tbk PT	5,654,145	4,471
*	Panin Financial Tbk PT	231,948,969	4,187
	Link Net Tbk PT	14,225,082	4,105
	Japfa Comfeed Indonesia Tbk PT	30,613,705	4,094
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	33,892,301	3,992
*	Sentul City Tbk PT	605,223,156	3,788
	Media Nusantara Citra Tbk PT	67,976,851	3,497
	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	40,638,605	3,454
	Ramayana Lestari Sentosa Tbk PT	39,774,373	3,116
	Wijaya Karya Persero Tbk PT	42,853,087	3,106
	PP Persero Tbk PT	33,365,552	2,928
*	Alam Sutera Realty Tbk PT	152,210,646	2,789
	Semen Baturaja Persero TBK PT	18,130,282	2,101
	Global Mediacom Tbk PT	93,217,298	2,013
*	Kawasan Industri Jababeka Tbk PT	134,514,199	1,964
	Adhi Karya Persero Tbk PT	25,344,630	1,878
*	Eagle High Plantations Tbk PT	157,913,837	1,823
	Surya Semesta Internusa Tbk PT	53,757,202	1,649
	Timah Tbk PT	36,294,144	1,544
*	Intiland Development Tbk PT	67,697,594	1,451
*	Agung Podomoro Land Tbk PT	122,587,215	1,130
*	Krakatau Steel Persero Tbk PT	46,278,680	1,128
	Salim Ivomas Pratama Tbk PT	33,543,802	1,016
*	Siloam International Hospitals Tbk PT	5,074,293	768
	Bekasi Fajar Industrial Estate Tbk PT	67,288,180	620
*	Medco Energi Internasional Tbk PT Warrants Expire 12/11/2020	23,126,700	469
*,§	Berlian Laju Tanker Tbk PT	25,926,000	334
*	Lippo Cikarang Tbk PT	2,666,823	271
	Sampoerna Agro PT	1,557,198	245
*	Matahari Putra Prima Tbk PT	14,940,418	148
	Wijaya Karya Beton Tbk PT	4,165,416	82
*	Bakrie and Brothers Tbk PT	5,967,850	20
			1,590,778
Ireland (0.2%)
	Kerry Group plc Class A	2,182,554	223,594
	Bank of Ireland Group plc	13,832,237	97,734
	Kingspan Group plc	2,230,130	96,895

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	AIB Group plc	11,730,376	56,556
	Glanbia plc	2,967,008	52,458
	C&C Group plc	4,749,982	17,655
	Dalata Hotel Group plc	2,733,380	16,894
*	Cairn Homes plc (XLON)	10,492,704	16,845
	Green REIT plc	10,001,175	16,522
	Hibernia REIT plc	9,697,753	15,274
	Irish Continental Group plc	2,302,363	13,565
	Origin Enterprises plc	1,809,310	11,637
*	Permanent TSB Group Holdings plc	1,695,196	3,641
*	Cairn Homes plc (XDUB)	789,997	1,265
*,§	Irish Bank Resolution Corp. Ltd.	698,992	—
			640,535
Israel (0.4%)
	Teva Pharmaceutical Industries Ltd.	13,297,887	265,603
	Bank Leumi Le-Israel BM	22,772,976	142,006
	Bank Hapoalim BM	15,501,864	104,872
*	Nice Ltd.	913,345	96,912
	Israel Chemicals Ltd.	10,203,205	58,771
	Israel Discount Bank Ltd. Class A	17,721,350	57,913
*	SodaStream International Ltd.	335,942	48,113
	Elbit Systems Ltd.	356,581	42,564
	Bezeq The Israeli Telecommunication Corp. Ltd.	30,735,810	35,294
	Mizrahi Tefahot Bank Ltd.	1,951,137	32,839
	Azrieli Group Ltd.	543,359	26,384
	Paz Oil Co. Ltd.	155,600	23,299
*	Tower Semiconductor Ltd.	1,465,819	22,717
*	Mazor Robotics Ltd.	688,953	20,047
	First International Bank Of Israel Ltd.	783,604	16,875
	Israel Corp. Ltd.	53,875	15,735
	Alony Hetz Properties & Investments Ltd.	1,571,674	14,950
	Strauss Group Ltd.	612,988	13,441
	Delek Group Ltd.	77,490	12,993
	Harel Insurance Investments & Financial Services Ltd.	1,649,093	12,062
	Gazit-Globe Ltd.	1,436,599	12,011
*	Airport City Ltd.	1,001,948	11,672
	Shufersal Ltd.	1,687,200	10,711
	Oil Refineries Ltd.	22,390,671	10,644
	Reit 1 Ltd.	2,468,665	9,653
	Melisron Ltd.	227,198	9,633
	Phoenix Holdings Ltd.	1,739,606	9,620
*	Nova Measuring Instruments Ltd.	405,855	8,955
	Amot Investments Ltd.	1,715,623	8,522
	Teva Pharmaceutical Industries Ltd. ADR	398,322	7,958
*	Jerusalem Oil Exploration	118,317	6,799
*	Partner Communications Co. Ltd.	1,343,439	6,790
*	Jerusalem Economy Ltd.	2,342,281	6,284
*	Clal Insurance Enterprises Holdings Ltd.	355,976	5,902
	IDI Insurance Co. Ltd.	104,964	5,897
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	108,118	5,510
	Electra Ltd.	22,397	5,422
	Shapir Engineering and Industry Ltd.	1,439,954	5,237
*	Shikun & Binui Ltd.	2,750,556	5,232
	Matrix IT Ltd.	433,944	5,047
	Hilan Ltd.	210,668	4,950
	Migdal Insurance & Financial Holding Ltd.	4,454,265	4,930
	Sella Capital Real Estate Ltd.	2,911,823	4,822
*	Brack Capital Properties NV	43,698	4,648
*	Gilat Satellite Networks Ltd.	466,279	4,426
	Formula Systems 1985 Ltd.	112,640	4,374
*	Africa Israel Properties Ltd.	167,789	4,352
*	Cellcom Israel Ltd. (Registered)	657,726	4,145
	AudioCodes Ltd.	297,533	3,669
	Kenon Holdings Ltd.	228,538	3,648

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Bayside Land Corp.	8,460	3,632
	Delta Galil Industries Ltd.	121,432	3,393
	Menora Mivtachim Holdings Ltd.	300,388	3,337
	Big Shopping Centers Ltd.	51,002	3,321
*	Naphtha Israel Petroleum Corp. Ltd.	466,812	2,928
*	Allot Communications Ltd.	434,870	2,803
	Delek Automotive Systems Ltd.	489,092	2,753
*	Kamada Ltd.	446,523	2,401
	Norstar Holdings Inc.	114,528	1,800
*	B Communications Ltd.	119,693	1,112
*	Evogene Ltd.	362,556	958
	Property & Building Corp. Ltd.	11,528	827
*	Cellcom Israel Ltd.	96,644	599
*	Ceragon Networks Ltd.	56,737	189
			1,294,906
Italy (1.7%)
	Eni SPA	37,379,626	663,857
	Enel SPA	116,246,508	569,968
	Intesa Sanpaolo SPA (Registered)	226,125,170	500,887
	UniCredit SPA	33,433,271	427,452
	Assicurazioni Generali SPA	19,311,982	311,636
*	Fiat Chrysler Automobiles NV	16,497,757	251,072
	Ferrari NV	1,876,611	219,756
	Atlantia SPA	7,973,046	160,210
	CNH Industrial NV	14,897,622	154,866
	Luxottica Group SPA	2,329,345	146,291
	Snam SPA	34,458,775	142,473
	Terna Rete Elettrica Nazionale SPA	21,283,442	109,940
	Tenaris SA	6,637,845	97,714
	EXOR NV	1,599,178	90,442
*	Telecom Italia SPA (Registered)	151,744,867	89,250
	Moncler SPA	2,559,563	88,888
	Mediobanca Banca di Credito Finanziario SPA	8,957,673	78,450
	Prysmian SPA	3,917,538	76,105
	Davide Campari-Milano SPA	8,500,483	65,422
	Leonardo SPA	5,811,125	62,997
	FinecoBank Banca Fineco SPA	5,869,775	61,349
	Telecom Italia SPA (Bearer)	100,485,695	50,766
2	Poste Italiane SPA	6,894,049	49,468
	Recordati SPA	1,439,674	48,739
*,2	Pirelli & C SPA	6,453,919	47,429
	Unione di Banche Italiane SPA	15,292,319	46,675
*	Saipem SPA	8,340,070	45,610
*,^	Banco BPM SPA	22,804,287	42,751
	Italgas SPA	7,404,725	38,205
	A2A SPA	23,215,459	37,409
	Interpump Group SPA	1,260,843	36,376
	Hera SPA	12,244,132	33,792
	Unipol Gruppo SPA	8,396,446	33,792
	Amplifon SPA	1,757,607	31,135
	Brembo SPA	2,325,421	25,745
^	UnipolSai Assicurazioni SPA	11,620,976	25,372
	De' Longhi SPA	938,729	24,843
2	Infrastrutture Wireless Italiane SPA	3,550,856	24,693
	Cerved Group SPA	2,848,573	22,717
	BPER Banca	5,886,236	22,338
^	Azimut Holding SPA	1,785,908	21,989
	Banca Mediolanum SPA	3,697,760	21,425
	Banca Popolare di Sondrio SCPA	6,584,943	20,759
	DiaSorin SPA	217,967	20,675
	Buzzi Unicem SPA	1,067,742	20,503
	Societa Cattolica di Assicurazioni SC	2,444,296	19,747
	Autogrill SPA	1,939,274	19,066
2	Anima Holding SPA	4,264,924	17,834

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Salvatore Ferragamo SPA	750,697	17,758
	Iren SPA	7,912,896	17,123
	Brunello Cucinelli SPA	497,483	17,029
	Reply SPA	305,662	16,938
	Banca Generali SPA	878,905	16,923
2	Enav SPA	3,678,762	16,582
2	Technogym SPA	1,502,323	16,406
	ERG SPA	808,606	15,084
	IMA Industria Macchine Automatiche SPA	247,683	14,853
	Societa Iniziative Autostradali e Servizi SPA	1,021,869	14,397
*,^	Mediaset SPA	4,777,916	14,377
	Saras SPA	6,865,321	13,405
	Beni Stabili SpA SIIQ	14,640,697	12,536
^	Tod's SPA	198,115	12,112
	MARR SPA	478,272	11,573
	Fincantieri SPA	7,070,901	10,302
	Tamburi Investment Partners SPA	1,550,457	10,102
	ASTM SPA	507,637	10,058
	Maire Tecnimont SPA	2,127,735	9,301
	Parmalat SPA	2,973,929	9,156
	Danieli & C Officine Meccaniche SPA	598,287	8,819
	Datalogic SPA	295,914	8,690
	ACEA SPA	626,721	8,227
2	RAI Way SPA	1,354,973	7,013
*	Ansaldo STS SPA	487,064	7,002
	Buzzi Unicem SPA	608,690	6,839
*,^	Banca Monte dei Paschi di Siena SPA	3,984,038	6,541
	Credito Emiliano SPA	1,058,129	6,310
2	doBank SPA	568,237	6,264
2	Banca Farmafactoring SPA	1,193,025	6,137
*,^	Juventus Football Club SPA	5,223,653	5,531
	Piaggio & C SPA	2,520,871	5,394
^	Salini Impregilo SPA	2,375,749	5,237
*,2	OVS SPA	2,844,634	5,023
	Banca IFIS SPA	280,750	4,933
2	Gima TT SPA	494,446	4,811
	Immobiliare Grande Distribuzione SIIQ SPA	662,684	4,675
	Biesse SPA	194,403	4,468
	CIR-Compagnie Industriali Riunite SPA	4,099,847	4,357
	Italmobiliare SPA	186,331	4,111
	Cementir Holding SPA	668,732	4,108
	Zignago Vetro SPA	424,983	3,954
	Danieli & C Officine Meccaniche SPA	168,394	3,147
	Cairo Communication SPA	936,529	2,960
*	Arnoldo Mondadori Editore SPA	1,691,478	2,919
	Cofide SPA	4,100,463	2,084
	Geox SPA	1,007,072	1,820
	DeA Capital SPA	1,248,063	1,816
*	Rizzoli Corriere Della Sera Mediagroup SPA	1,753,389	1,782
*,^	Safilo Group SPA	399,179	745
*	Credito Valtellinese SPA	3,625,152	379
*,§	Gemina SPA CVR Expire 12/31/2049	315,232	5
*,§	Beni Stabili SpA SIIQ Rights Expire 11/10/2018	14,640,697	—
			5,640,994
Japan (17.6%)
	Toyota Motor Corp.	37,821,941	2,215,646
	Mitsubishi UFJ Financial Group Inc.	188,833,633	1,142,914
	Sony Corp.	18,933,113	1,024,599
	SoftBank Group Corp.	12,759,219	1,009,750
	Sumitomo Mitsui Financial Group Inc.	19,754,743	769,153
	Honda Motor Co. Ltd.	26,050,861	743,636
	Keyence Corp.	1,346,706	657,893
	Mizuho Financial Group Inc.	379,059,528	650,983
	KDDI Corp.	26,562,299	642,804

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Mitsubishi Corp.	19,225,258	541,101
Central Japan Railway Co.	2,696,060	517,397
Shin-Etsu Chemical Co. Ltd.	6,100,419	509,754
FANUC Corp.	2,901,615	504,785
Nintendo Co. Ltd.	1,608,912	502,307
Seven & i Holdings Co. Ltd.	11,530,438	499,268
East Japan Railway Co.	5,508,340	481,086
Recruit Holdings Co. Ltd.	17,877,087	479,814
Tokio Marine Holdings Inc.	10,089,304	475,329
Kao Corp.	7,116,378	473,397
^ Takeda Pharmaceutical Co. Ltd.	11,415,652	473,288
NTT DOCOMO Inc.	18,794,404	466,079
Japan Tobacco Inc.	17,889,901	459,687
Daikin Industries Ltd.	3,961,300	459,162
Astellas Pharma Inc.	29,109,120	449,742
Nidec Corp.	3,501,143	449,704
Murata Manufacturing Co. Ltd.	2,842,857	442,449
Canon Inc.	15,344,560	437,065
Hitachi Ltd.	13,816,620	422,377
Mitsui & Co. Ltd.	25,273,173	422,280
Nippon Telegraph & Telephone Corp.	9,779,214	403,281
ITOCHU Corp.	21,131,841	391,910
Fast Retailing Co. Ltd.	767,429	386,405
Mitsubishi Electric Corp.	29,581,288	374,483
Shiseido Co. Ltd.	5,813,107	366,781
Daiichi Sankyo Co. Ltd.	9,508,314	363,438
Komatsu Ltd.	13,675,516	356,144
Bridgestone Corp.	9,202,050	354,825
Panasonic Corp.	31,882,966	342,151
Eisai Co. Ltd.	3,951,356	329,071
JXTG Holdings Inc.	47,493,005	320,909
Mitsui Fudosan Co. Ltd.	14,136,052	318,376
Tokyo Electron Ltd.	2,329,455	314,357
Dai-ichi Life Holdings Inc.	16,660,892	312,647
ORIX Corp.	19,188,777	312,604
Hoya Corp.	5,497,060	311,001
Suzuki Motor Corp.	6,153,178	306,839
Denso Corp.	6,831,080	304,706
Otsuka Holdings Co. Ltd.	6,260,420	299,423
Daiwa House Industry Co. Ltd.	9,728,686	293,751
Kirin Holdings Co. Ltd.	12,214,494	291,469
Mitsubishi Estate Co. Ltd.	17,657,249	282,195
SMC Corp.	867,843	276,612
Shionogi & Co. Ltd.	4,233,755	270,722
Oriental Land Co. Ltd.	2,812,049	264,539
* Toshiba Corp.	8,796,326	263,648
Kubota Corp.	16,640,530	262,701
Nissan Motor Co. Ltd.	28,827,467	262,265
Sumitomo Corp.	16,759,768	254,190
Terumo Corp.	4,667,260	251,948
Asahi Group Holdings Ltd.	5,698,496	250,421
Kyocera Corp.	4,590,057	248,427
Subaru Corp.	9,160,418	247,099
FUJIFILM Holdings Corp.	5,675,643	245,474
Nomura Holdings Inc.	50,225,321	241,180
Aeon Co. Ltd.	10,428,285	239,352
Secom Co. Ltd.	2,897,803	237,248
Japan Post Holdings Co. Ltd.	19,785,990	234,632
MS&AD Insurance Group Holdings Inc.	7,471,432	224,421
Asahi Kasei Corp.	18,608,434	223,272
Sumitomo Realty & Development Co. Ltd.	6,440,911	221,310
Sumitomo Mitsui Trust Holdings Inc.	5,551,623	220,585
Nippon Steel & Sumitomo Metal Corp.	11,653,351	214,960
Sompo Holdings Inc.	5,160,778	212,859

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Sysmex Corp.	2,827,515	198,321
Marubeni Corp.	23,428,816	189,977
Chugai Pharmaceutical Co. Ltd.	3,232,768	189,268
West Japan Railway Co.	2,740,411	184,314
Fujitsu Ltd.	2,907,094	176,863
Resona Holdings Inc.	32,623,151	171,599
Kansai Electric Power Co. Inc.	10,873,093	166,418
Toray Industries Inc.	22,673,040	160,827
Shimano Inc.	1,171,147	159,950
Tokyo Gas Co. Ltd.	6,464,233	158,974
Unicharm Corp.	5,790,403	157,086
Inpex Corp.	13,668,794	155,641
TDK Corp.	1,791,835	154,510
Sumitomo Electric Industries Ltd.	11,255,114	153,493
Dentsu Inc.	3,283,434	152,285
Mitsubishi Heavy Industries Ltd.	4,280,664	150,901
Chubu Electric Power Co. Inc.	10,458,867	150,824
Ono Pharmaceutical Co. Ltd.	6,607,895	149,957
Kikkoman Corp.	2,732,036	149,681
Mitsubishi Chemical Holdings Corp.	19,055,241	148,543
Yamato Holdings Co. Ltd.	5,323,962	145,549
Nitto Denko Corp.	2,326,963	145,377
Nitori Holdings Co. Ltd.	1,109,816	144,912
JFE Holdings Inc.	7,689,482	144,497
Japan Exchange Group Inc.	8,049,407	144,171
Daito Trust Construction Co. Ltd.	1,061,167	139,903
Olympus Corp.	4,183,192	139,433
Daiwa Securities Group Inc.	23,851,875	136,784
Taisei Corp.	3,125,407	133,669
T&D Holdings Inc.	8,345,140	133,403
MEIJI Holdings Co. Ltd.	2,009,709	133,344
Yakult Honsha Co. Ltd.	1,839,717	130,273
Sekisui House Ltd.	8,686,383	127,490
Makita Corp.	3,654,088	126,330
Tokyu Corp.	7,390,690	122,098
Toyota Tsusho Corp.	3,351,460	120,950
NTT Data Corp.	9,400,634	120,690
Ajinomoto Co. Inc.	7,427,519	119,995
* Tokyo Electric Power Co. Holdings Inc.	23,224,311	118,866
Toyota Industries Corp.	2,396,380	117,715
Omron Corp.	2,892,785	117,113
^ Yaskawa Electric Corp.	3,904,167	112,845
Sumitomo Chemical Co. Ltd.	22,368,264	112,051
Sumitomo Metal Mining Co. Ltd.	3,553,739	111,893
Hankyu Hanshin Holdings Inc.	3,348,126	110,591
Yahoo Japan Corp.	35,186,558	109,775
Osaka Gas Co. Ltd.	5,915,507	108,171
NEC Corp.	3,754,351	107,770
Yamaha Corp.	2,426,705	106,640
Don Quijote Holdings Co. Ltd.	1,754,742	104,823
Bandai Namco Holdings Inc.	2,926,355	104,104
Kintetsu Group Holdings Co. Ltd.	2,703,301	103,845
Ricoh Co. Ltd.	10,182,464	101,644
Aisin Seiki Co. Ltd.	2,586,988	101,180
Shimadzu Corp.	3,994,926	100,964
Isuzu Motors Ltd.	7,672,580	100,592
FamilyMart UNY Holdings Co. Ltd.	861,800	99,891
Dai Nippon Printing Co. Ltd.	4,436,780	99,550
Yamaha Motor Co. Ltd.	4,199,725	99,323
Idemitsu Kosan Co. Ltd.	2,190,702	99,245
Trend Micro Inc.	1,712,468	98,580
Nissan Chemical Corp.	2,074,737	97,827
M3 Inc.	6,021,034	97,583
Odakyu Electric Railway Co. Ltd.	4,591,727	97,072

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
MINEBEA MITSUMI Inc.	6,253,818	95,671
Showa Denko KK	2,172,078	94,580
Keio Corp.	1,732,208	94,083
Oji Holdings Corp.	13,189,683	93,662
Rohm Co. Ltd.	1,318,243	92,678
Ryohin Keikaku Co. Ltd.	350,012	92,519
AGC Inc.	2,817,961	92,301
Obic Co. Ltd.	1,003,346	91,345
Mazda Motor Corp.	8,558,191	91,154
Nikon Corp.	5,199,839	90,647
Tohoku Electric Power Co. Inc.	7,091,443	89,598
Obayashi Corp.	10,115,277	89,300
Kajima Corp.	6,885,931	88,667
Tobu Railway Co. Ltd.	3,104,556	86,346
SBI Holdings Inc.	3,250,137	84,871
Sekisui Chemical Co. Ltd.	5,370,966	84,463
MISUMI Group Inc.	4,163,150	83,433
Koito Manufacturing Co. Ltd.	1,717,648	81,771
Santen Pharmaceutical Co. Ltd.	5,463,309	80,922
Kyushu Electric Power Co. Inc.	6,961,714	80,874
Concordia Financial Group Ltd.	17,531,249	80,236
Rakuten Inc.	11,717,723	79,259
TOTO Ltd.	2,169,672	77,623
Nisshin Seifun Group Inc.	3,871,650	77,038
Suntory Beverage & Food Ltd.	1,883,009	76,742
Kyushu Railway Co.	2,413,601	74,122
Kuraray Co. Ltd.	5,352,402	73,518
Kyowa Hakko Kirin Co. Ltd.	3,788,238	73,366
Nippon Paint Holdings Co. Ltd.	2,313,854	72,277
Yokogawa Electric Corp.	3,645,643	71,579
IHI Corp.	1,953,179	71,452
Lion Corp.	3,799,136	71,427
Japan Post Bank Co. Ltd.	6,113,520	71,276
Nexon Co. Ltd.	6,116,280	69,770
Nippon Express Co. Ltd.	1,100,213	69,433
Alfresa Holdings Corp.	2,600,498	69,360
Shizuoka Bank Ltd.	7,866,870	68,827
Shimizu Corp.	8,478,497	68,823
Marui Group Co. Ltd.	3,186,779	68,617
Pigeon Corp.	1,621,903	68,594
Nagoya Railroad Co. Ltd.	2,839,954	68,589
Nomura Research Institute Ltd.	1,543,396	68,424
Taisho Pharmaceutical Holdings Co. Ltd.	638,157	68,044
Electric Power Development Co. Ltd.	2,492,014	67,846
NSK Ltd.	6,793,070	67,115
Nissin Foods Holdings Co. Ltd.	1,040,639	67,100
Disco Corp.	420,826	66,894
Seiko Epson Corp.	4,140,189	66,704
Konica Minolta Inc.	6,705,167	66,370
Alps Electric Co. Ltd.	2,789,498	65,756
Stanley Electric Co. Ltd.	2,207,622	65,302
Keisei Electric Railway Co. Ltd.	2,112,886	65,115
Brother Industries Ltd.	3,522,569	64,469
Kose Corp.	428,345	64,015
Hoshizaki Corp.	787,489	63,567
Hamamatsu Photonics KK	1,896,071	63,385
Isetan Mitsukoshi Holdings Ltd.	5,385,647	62,944
Japan Airlines Co. Ltd.	1,765,346	62,654
JGC Corp.	3,234,062	62,601
ZOZO Inc.	2,594,060	62,242
Sojitz Corp.	18,493,351	62,192
LIXIL Group Corp.	3,937,120	61,894
Daifuku Co. Ltd.	1,431,397	61,473
Hisamitsu Pharmaceutical Co. Inc.	1,086,008	61,194

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Kobayashi Pharmaceutical Co. Ltd.	936,569	61,085
Aozora Bank Ltd.	1,764,270	60,879
Asahi Intecc Co. Ltd.	1,482,770	60,726
Sony Financial Holdings Inc.	2,626,319	60,588
Chiba Bank Ltd.	9,576,667	60,585
NGK Spark Plug Co. Ltd.	2,993,188	60,568
Mitsui Chemicals Inc.	2,697,468	60,488
CyberAgent Inc.	1,418,684	60,370
Suzuken Co. Ltd.	1,186,983	60,080
Hakuhodo DY Holdings Inc.	3,585,613	59,803
USS Co. Ltd.	3,311,533	59,713
Mitsubishi Motors Corp.	9,466,555	59,462
Seibu Holdings Inc.	3,267,128	59,274
Hikari Tsushin Inc.	334,978	58,505
Coca-Cola Bottlers Japan Holdings Inc.	2,187,620	57,253
Fuji Electric Co. Ltd.	1,873,932	57,203
Tsuruha Holdings Inc.	547,947	57,189
ANA Holdings Inc.	1,693,166	56,934
NGK Insulators Ltd.	4,022,061	56,607
Keihan Holdings Co. Ltd.	1,486,993	56,426
Toppan Printing Co. Ltd.	3,988,137	56,382
Chugoku Electric Power Co. Inc.	4,372,965	56,248
Tosoh Corp.	4,256,163	56,036
Toho Co. Ltd.	1,701,382	55,508
* Renesas Electronics Corp.	10,526,016	55,451
Keikyu Corp.	3,742,397	55,387
Fukuoka Financial Group Inc.	2,219,385	54,532
Showa Shell Sekiyu KK	2,855,742	54,505
NH Foods Ltd.	1,571,372	54,190
Taiheiyo Cement Corp.	1,838,058	54,088
Konami Holdings Corp.	1,413,867	53,939
TIS Inc.	1,205,801	53,860
Sumitomo Heavy Industries Ltd.	1,699,160	53,440
Haseko Corp.	4,148,203	52,564
Mitsubishi Materials Corp.	1,877,762	51,986
Kawasaki Heavy Industries Ltd.	2,176,903	51,589
Sumitomo Dainippon Pharma Co. Ltd.	2,468,386	51,574
^ Yamada Denki Co. Ltd.	10,796,757	50,910
Otsuka Corp.	1,525,155	50,588
Advantest Corp.	2,694,475	49,741
Mitsubishi Tanabe Pharma Corp.	3,358,636	49,610
Tokyu Fudosan Holdings Corp.	8,778,124	49,459
Bank of Kyoto Ltd.	1,100,755	49,426
MediPal Holdings Corp.	2,304,439	49,329
J Front Retailing Co. Ltd.	3,764,208	49,327
Casio Computer Co. Ltd.	3,262,918	49,248
Hulic Co. Ltd.	5,333,830	48,808
Persol Holdings Co. Ltd.	2,546,467	48,311
Hirose Electric Co. Ltd.	504,810	48,112
COMSYS Holdings Corp.	1,728,498	48,105
Toyo Seikan Group Holdings Ltd.	2,345,524	47,853
Mebuki Financial Group Inc.	15,656,727	47,680
Toyo Suisan Kaisha Ltd.	1,372,500	47,179
Teijin Ltd.	2,713,225	47,038
Toho Gas Co. Ltd.	1,355,750	46,681
Rohto Pharmaceutical Co. Ltd.	1,470,917	46,588
SUMCO Corp.	3,446,499	46,518
Daicel Corp.	4,381,501	46,352
Amada Holdings Co. Ltd.	4,903,317	46,193
^ Tokai Carbon Co. Ltd.	2,944,804	46,106
Mitsubishi Gas Chemical Co. Inc.	2,737,989	45,960
Nihon M&A Center Inc.	1,897,970	45,480
Sohgo Security Services Co. Ltd.	1,020,040	45,434
Lawson Inc.	714,353	45,345

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
^ Skylark Holdings Co. Ltd.	2,857,341	44,485
Nippon Shinyaku Co. Ltd.	769,884	44,231
Ebara Corp.	1,507,885	43,919
Park24 Co. Ltd.	1,646,312	43,311
JSR Corp.	2,875,309	42,851
Kansai Paint Co. Ltd.	2,886,321	42,649
Denka Co. Ltd.	1,309,950	42,603
Matsumotokiyoshi Holdings Co. Ltd.	1,167,126	42,196
JTEKT Corp.	3,385,185	42,117
* PeptiDream Inc.	1,284,046	42,108
Hitachi Construction Machinery Co. Ltd.	1,577,912	41,894
Square Enix Holdings Co. Ltd.	1,158,948	41,538
Kurita Water Industries Ltd.	1,675,388	41,265
Rinnai Corp.	566,814	41,176
Nankai Electric Railway Co. Ltd.	1,641,333	40,196
Mitsui OSK Lines Ltd.	1,640,872	39,881
Sumitomo Rubber Industries Ltd.	2,763,173	39,637
Nichirei Corp.	1,634,533	39,258
Hino Motors Ltd.	4,084,248	39,096
Ezaki Glico Co. Ltd.	783,249	39,045
Kyowa Exeo Corp.	1,436,644	38,726
Azbil Corp.	2,077,930	38,706
Iida Group Holdings Co. Ltd.	2,116,325	38,523
Kewpie Corp.	1,672,037	38,434
Air Water Inc.	2,369,767	38,388
Nippon Yusen KK	2,375,651	38,310
Asics Corp.	2,645,737	38,293
MonotaRO Co. Ltd.	1,733,030	38,207
Welcia Holdings Co. Ltd.	747,644	38,142
Nabtesco Corp.	1,729,628	37,967
Sega Sammy Holdings Inc.	2,952,625	37,913
Credit Saison Co. Ltd.	2,384,241	37,862
Calbee Inc.	1,140,520	37,839
THK Co. Ltd.	1,690,157	37,328
Yamaguchi Financial Group Inc.	3,543,337	37,308
Tokyo Century Corp.	693,109	37,202
Kaneka Corp.	887,283	37,085
Relo Group Inc.	1,570,026	37,000
Sotetsu Holdings Inc.	1,209,191	36,978
Shinsei Bank Ltd.	2,412,442	36,749
Ito En Ltd.	856,672	36,465
Takara Holdings Inc.	2,596,489	36,425
DIC Corp.	1,228,607	36,256
Cosmo Energy Holdings Co. Ltd.	984,449	36,207
Kakaku.com Inc.	1,994,092	36,117
Miura Co. Ltd.	1,465,563	35,792
Kobe Steel Ltd.	4,444,591	35,736
Sundrug Co. Ltd.	982,630	35,708
Hitachi High-Technologies Corp.	951,336	35,703
Sanwa Holdings Corp.	3,040,863	35,684
Sankyu Inc.	753,168	35,500
Ube Industries Ltd.	1,623,694	35,368
Hitachi Metals Ltd.	2,978,330	35,022
Takashimaya Co. Ltd.	2,221,902	34,968
K's Holdings Corp.	2,767,342	34,960
AEON Financial Service Co. Ltd.	1,774,077	34,722
Taiyo Nippon Sanso Corp.	2,141,516	34,419
Yamazaki Baking Co. Ltd.	1,903,588	34,312
Aeon Mall Co. Ltd.	1,827,556	33,752
Nomura Real Estate Holdings Inc.	1,794,619	33,712
Tokyo Tatemono Co. Ltd.	3,128,189	33,644
Nihon Kohden Corp.	1,122,533	33,607
^ Sharp Corp.	2,176,162	33,405
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,486,605	33,336

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Ain Holdings Inc.	424,616	33,302
Kinden Corp.	2,073,723	33,250
Kamigumi Co. Ltd.	1,603,441	33,086
Taiyo Yuden Co. Ltd.	1,636,876	32,962
Oracle Corp. Japan	484,771	32,814
House Foods Group Inc.	1,133,741	32,608
Izumi Co. Ltd.	597,588	32,446
Kagome Co. Ltd.	1,209,656	32,205
Seino Holdings Co. Ltd.	2,315,031	32,059
Seven Bank Ltd.	10,151,886	31,727
Nippon Shokubai Co. Ltd.	487,494	31,452
SCREEN Holdings Co. Ltd.	576,719	31,352
Tsumura & Co.	1,004,510	31,243
Yokohama Rubber Co. Ltd.	1,610,889	31,205
Nippon Kayaku Co. Ltd.	2,607,901	31,037
Nippon Electric Glass Co. Ltd.	1,226,289	30,897
Anritsu Corp.	2,030,687	30,781
Sankyo Co. Ltd.	801,684	30,609
SG Holdings Co. Ltd.	1,208,626	30,426
Sawai Pharmaceutical Co. Ltd.	599,908	30,411
Sumitomo Forestry Co. Ltd.	2,045,818	30,357
Pola Orbis Holdings Inc.	1,125,820	30,075
Benesse Holdings Inc.	1,074,912	29,978
Hachijuni Bank Ltd.	7,031,870	29,702
Nifco Inc.	1,295,977	29,535
NOF Corp.	1,041,859	29,504
Bic Camera Inc.	2,233,393	29,486
Gunma Bank Ltd.	6,498,688	29,422
Shikoku Electric Power Co. Inc.	2,315,279	29,060
Capcom Co. Ltd.	1,379,278	28,751
Daiichikosho Co. Ltd.	622,163	28,716
TechnoPro Holdings Inc.	544,171	28,350
Nishi-Nippon Railroad Co. Ltd.	1,143,681	28,296
Hiroshima Bank Ltd.	4,530,608	27,945
Shimamura Co. Ltd.	331,567	27,890
Itochu Techno-Solutions Corp.	1,444,999	27,403
DeNA Co. Ltd.	1,642,481	27,321
Maruichi Steel Tube Ltd.	945,833	27,253
Zenkoku Hosho Co. Ltd.	751,382	27,241
Mabuchi Motor Co. Ltd.	765,175	27,218
Rengo Co. Ltd.	3,103,469	27,053
Kaken Pharmaceutical Co. Ltd.	532,166	26,683
Kyushu Financial Group Inc.	6,028,920	26,606
Horiba Ltd.	567,646	26,566
Japan Airport Terminal Co. Ltd.	688,677	26,526
SCSK Corp.	625,421	26,503
Zensho Holdings Co. Ltd.	1,363,252	26,440
Cosmos Pharmaceutical Corp.	129,211	26,410
Nippon Paper Industries Co. Ltd.	1,423,293	25,787
NET One Systems Co. Ltd.	1,229,080	25,732
Nagase & Co. Ltd.	1,631,006	25,618
Wacoal Holdings Corp.	928,373	25,596
NTT Urban Development Corp.	1,710,873	25,427
Sugi Holdings Co. Ltd.	554,381	25,383
Iyo Bank Ltd.	4,262,762	25,283
Penta-Ocean Construction Co. Ltd.	4,220,259	25,248
Toyo Tire & Rubber Co. Ltd.	1,511,903	25,221
Morinaga & Co. Ltd.	627,151	25,163
Nippon Suisan Kaisha Ltd.	3,927,276	25,086
Furukawa Electric Co. Ltd.	923,145	24,913
NOK Corp.	1,705,809	24,545
SHO-BOND Holdings Co. Ltd.	344,778	24,531
*,^ LINE Corp.	768,137	24,490
Toyoda Gosei Co. Ltd.	1,134,257	24,463

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
PALTAC Corp.	479,911	24,451
GS Yuasa Corp.	1,187,415	24,374
Nisshinbo Holdings Inc.	2,204,874	24,273
OSG Corp.	1,176,325	24,272
Ariake Japan Co. Ltd.	271,476	24,058
Hokuhoku Financial Group Inc.	1,933,972	23,959
Chugoku Bank Ltd.	2,664,696	23,929
Toda Corp.	3,550,418	23,891
Mitsubishi Logistics Corp.	1,041,788	23,883
* Hokuriku Electric Power Co.	2,560,723	23,855
Aica Kogyo Co. Ltd.	796,922	23,724
Fancl Corp.	535,344	23,674
Japan Post Insurance Co. Ltd.	993,580	23,664
Ulvac Inc.	725,006	23,612
GMO Payment Gateway Inc.	486,392	23,564
Ship Healthcare Holdings Inc.	650,522	23,520
Citizen Watch Co. Ltd.	4,078,068	23,473
Hitachi Chemical Co. Ltd.	1,472,298	23,206
Iwatani Corp.	656,626	23,195
ABC-Mart Inc.	396,435	23,178
Maeda Corp.	2,036,607	23,013
Mitsui Mining & Smelting Co. Ltd.	805,361	22,818
NTN Corp.	6,221,064	22,754
TS Tech Co. Ltd.	790,570	22,753
ADEKA Corp.	1,533,092	22,714
Nipro Corp.	1,783,198	22,708
Topcon Corp.	1,559,183	22,655
Tokuyama Corp.	1,009,331	22,570
77 Bank Ltd.	1,086,466	22,442
* Daishi Hokuetsu Financial Group Inc.	622,314	22,392
OKUMA Corp.	446,167	22,277
Daido Steel Co. Ltd.	538,686	22,178
Aoyama Trading Co. Ltd.	732,381	22,157
Amano Corp.	1,037,310	22,057
Nishi-Nippon Financial Holdings Inc.	2,311,090	21,962
Zeon Corp.	2,255,719	21,785
DMG Mori Co. Ltd.	1,491,357	21,518
Kyudenko Corp.	590,211	21,474
Ushio Inc.	1,771,529	21,374
Acom Co. Ltd.	5,755,581	21,186
Nihon Unisys Ltd.	966,316	21,176
NHK Spring Co. Ltd.	2,461,242	21,075
H2O Retailing Corp.	1,347,639	20,939
Toho Holdings Co. Ltd.	798,895	20,929
Colowide Co. Ltd.	852,753	20,763
Sumitomo Osaka Cement Co. Ltd.	551,254	20,481
Maruha Nichiro Corp.	562,634	20,368
* Kansai Mirai Financial Group Inc.	2,615,177	20,229
Kokuyo Co. Ltd.	1,273,636	20,106
Pilot Corp.	363,705	20,090
Ibiden Co. Ltd.	1,620,952	20,016
Tsubakimoto Chain Co.	520,434	19,983
Dowa Holdings Co. Ltd.	682,560	19,865
Japan Steel Works Ltd.	933,369	19,724
Fuji Oil Holdings Inc.	682,860	19,695
Miraca Holdings Inc.	807,980	19,669
Hazama Ando Corp.	2,807,036	19,384
Nippon Light Metal Holdings Co. Ltd.	9,154,271	19,303
Toagosei Co. Ltd.	1,878,668	19,291
Glory Ltd.	826,907	19,256
Toyobo Co. Ltd.	1,334,171	18,963
Fuji Seal International Inc.	623,429	18,911
Fukuyama Transporting Co. Ltd.	485,783	18,824
Goldwin Inc.	263,581	18,789

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Outsourcing Inc.	1,470,145	18,634
	Heiwa Corp.	814,456	18,627
	Tadano Ltd.	1,725,587	18,486
	Nichias Corp.	845,981	18,434
	Okumura Corp.	582,892	18,396
	Kureha Corp.	285,534	18,350
	Nikkon Holdings Co. Ltd.	758,199	18,322
	Lintec Corp.	773,190	18,299
	Jafco Co. Ltd.	474,780	18,293
	Nishimatsu Construction Co. Ltd.	782,870	18,249
	Hanwa Co. Ltd.	554,328	18,154
	FP Corp.	353,898	18,136
	Open House Co. Ltd.	457,397	18,079
*	Mitsui E&S Holdings Co. Ltd.	1,076,104	18,070
	Descente Ltd.	684,375	17,920
	Sapporo Holdings Ltd.	965,940	17,919
^	Sanrio Co. Ltd.	888,595	17,877
	Nippon Gas Co. Ltd.	583,381	17,647
	Shimachu Co. Ltd.	672,731	17,635
	Shiga Bank Ltd.	758,994	17,605
	Fujikura Ltd.	4,074,160	17,575
	Tokai Tokyo Financial Holdings Inc.	3,402,581	17,565
	Sumitomo Bakelite Co. Ltd.	484,401	17,490
	Ci:z Holdings Co. Ltd.	335,506	17,385
	Oki Electric Industry Co. Ltd.	1,265,060	17,315
	Yaoko Co. Ltd.	314,212	17,185
	Sangetsu Corp.	890,305	17,124
	Nihon Parkerizing Co. Ltd.	1,413,897	17,075
	Kandenko Co. Ltd.	1,670,944	17,020
	Kenedix Inc.	3,267,658	17,009
	Hitachi Capital Corp.	691,723	16,960
	Hitachi Transport System Ltd.	660,472	16,960
	Kusuri no Aoki Holdings Co. Ltd.	235,394	16,919
	San-In Godo Bank Ltd.	2,213,137	16,792
	Fuji Corp.	1,203,663	16,777
	Morinaga Milk Industry Co. Ltd.	625,262	16,667
	Takasago Thermal Engineering Co. Ltd.	974,170	16,646
	Mandom Corp.	599,578	16,639
*,^	Kawasaki Kisen Kaisha Ltd.	1,241,610	16,545
	Takara Bio Inc.	696,444	16,425
	Meitec Corp.	388,036	16,256
	Infomart Corp.	1,559,409	16,184
	Lasertec Corp.	559,468	16,108
	Daiwabo Holdings Co. Ltd.	272,262	16,063
	Okamura Corp.	1,170,569	15,956
	Fuyo General Lease Co. Ltd.	286,039	15,890
	Kyoritsu Maintenance Co. Ltd.	357,314	15,874
	Hokkaido Electric Power Co. Inc.	2,712,339	15,830
	Tomy Co. Ltd.	1,355,961	15,774
	Matsui Securities Co. Ltd.	1,547,459	15,772
	Kanematsu Corp.	1,224,566	15,723
	Yoshinoya Holdings Co. Ltd.	953,693	15,676
	Maeda Road Construction Co. Ltd.	856,033	15,592
	Toyota Boshoku Corp.	930,313	15,516
	Sakata Seed Corp.	487,606	15,425
^	Mirait Holdings Corp.	954,981	15,420
	Resorttrust Inc.	991,624	15,271
	Tokyo Ohka Kogyo Co. Ltd.	568,498	15,226
	Inaba Denki Sangyo Co. Ltd.	377,853	15,213
^	Daio Paper Corp.	1,171,965	15,194
	KYORIN Holdings Inc.	695,690	15,194
	cocokara fine Inc.	275,562	15,168
	Awa Bank Ltd.	557,344	15,167
	Mochida Pharmaceutical Co. Ltd.	190,740	15,080

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
United Arrows Ltd.	399,232	15,012
Fuji Soft Inc.	327,310	14,996
Shochiku Co. Ltd.	153,767	14,989
Megmilk Snow Brand Co. Ltd.	640,000	14,971
Trusco Nakayama Corp.	588,688	14,854
Duskin Co. Ltd.	652,098	14,832
KH Neochem Co. Ltd.	521,967	14,824
Shinmaywa Industries Ltd.	1,202,032	14,799
HIS Co. Ltd.	477,294	14,537
Sushiro Global Holdings Ltd.	275,747	14,524
NS Solutions Corp.	486,372	14,514
Japan Lifeline Co. Ltd.	994,086	14,493
Autobacs Seven Co. Ltd.	892,628	14,366
TOKAI Holdings Corp.	1,717,172	14,348
^ EDION Corp.	1,351,573	14,213
Leopalace21 Corp.	3,410,434	14,206
Tokyo Seimitsu Co. Ltd.	588,293	14,147
^ DCM Holdings Co. Ltd.	1,453,438	14,133
Sumitomo Mitsui Construction Co. Ltd.	2,243,909	14,077
Takuma Co. Ltd.	1,103,513	14,066
Mani Inc.	305,037	14,018
Yamato Kogyo Co. Ltd.	531,859	14,017
Kumagai Gumi Co. Ltd.	534,130	13,951
Tokai Rika Co. Ltd.	754,336	13,755
Koei Tecmo Holdings Co. Ltd.	863,647	13,670
Orient Corp.	8,733,348	13,661
Kiyo Bank Ltd.	913,003	13,530
Kanamoto Co. Ltd.	404,002	13,500
Daiseki Co. Ltd.	563,490	13,318
Nippon Television Holdings Inc.	831,040	13,259
Ogaki Kyoritsu Bank Ltd.	595,783	13,221
Digital Garage Inc.	483,421	13,220
Keihin Corp.	671,000	13,212
Canon Marketing Japan Inc.	694,179	13,136
Nomura Co. Ltd.	577,065	13,106
As One Corp.	183,779	13,082
Hokkoku Bank Ltd.	354,515	13,008
Topre Corp.	624,207	12,990
Kissei Pharmaceutical Co. Ltd.	451,505	12,973
Toyo Ink SC Holdings Co. Ltd.	559,026	12,972
FCC Co. Ltd.	523,070	12,954
North Pacific Bank Ltd.	4,294,566	12,878
GMO internet Inc.	901,075	12,877
JINS Inc.	227,224	12,867
Nippon Flour Mills Co. Ltd.	773,435	12,810
Musashino Bank Ltd.	472,366	12,747
Paramount Bed Holdings Co. Ltd.	302,511	12,728
Iriso Electronics Co. Ltd.	300,445	12,689
Senko Group Holdings Co. Ltd.	1,625,096	12,630
SMS Co. Ltd.	749,261	12,567
Fujitsu General Ltd.	837,848	12,551
Tokyo Dome Corp.	1,421,793	12,515
Joyful Honda Co. Ltd.	866,961	12,490
Central Glass Co. Ltd.	577,564	12,487
Nippo Corp.	760,879	12,475
Senshu Ikeda Holdings Inc.	4,053,349	12,456
Itoham Yonekyu Holdings Inc.	1,974,980	12,437
Systena Corp.	1,029,852	12,393
Fujitec Co. Ltd.	1,136,983	12,388
Zenrin Co. Ltd.	495,082	12,318
Shima Seiki Manufacturing Ltd.	450,433	12,146
Makino Milling Machine Co. Ltd.	317,860	12,097
Heiwado Co. Ltd.	469,939	12,046
Valor Holdings Co. Ltd.	560,571	12,031

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Suruga Bank Ltd.	2,541,565	11,983
	Arcs Co. Ltd.	493,535	11,926
	Taikisha Ltd.	421,270	11,888
	Keiyo Bank Ltd.	1,622,189	11,829
	Tokyo Steel Manufacturing Co. Ltd.	1,495,676	11,793
	Asahi Holdings Inc.	550,618	11,791
	Benefit One Inc.	456,062	11,756
	Nippon Seiki Co. Ltd.	665,796	11,717
	Okinawa Electric Power Co. Inc.	622,441	11,597
	ZERIA Pharmaceutical Co. Ltd.	614,708	11,502
*,^	Aiful Corp.	4,361,107	11,502
	Chiyoda Corp.	2,309,380	11,491
	Ryobi Ltd.	395,308	11,474
	San-A Co. Ltd.	271,973	11,474
	Fuji Media Holdings Inc.	706,186	11,461
	Daikyo Inc.	436,149	11,447
	Nachi-Fujikoshi Corp.	280,458	11,422
	Okasan Securities Group Inc.	2,385,354	11,421
	Unipres Corp.	637,095	11,396
	Eizo Corp.	279,951	11,394
	Mitsubishi Pencil Co. Ltd.	653,099	11,384
	NSD Co. Ltd.	533,853	11,303
	Gunze Ltd.	253,988	11,264
	Round One Corp.	949,550	11,262
	Nippon Sheet Glass Co. Ltd.	1,318,503	11,155
	Toshiba TEC Corp.	372,803	11,121
	Justsystems Corp.	541,975	11,116
	Nanto Bank Ltd.	486,075	11,116
	Ohsho Food Service Corp.	161,222	11,116
	Toshiba Plant Systems & Services Corp.	542,330	11,085
	Juroku Bank Ltd.	490,589	11,078
	Nojima Corp.	463,767	10,954
	Tsubaki Nakashima Co. Ltd.	593,594	10,917
^	Atom Corp.	1,229,937	10,915
	Morita Holdings Corp.	572,209	10,895
	Komeri Co. Ltd.	420,079	10,886
	IBJ Leasing Co. Ltd.	429,145	10,775
	Kotobuki Spirits Co. Ltd.	281,071	10,767
	Toei Co. Ltd.	98,375	10,741
	Exedy Corp.	433,934	10,688
	Hyakugo Bank Ltd.	2,906,134	10,678
	Kohnan Shoji Co. Ltd.	424,729	10,626
	Takeuchi Manufacturing Co. Ltd.	511,755	10,584
	Alpine Electronics Inc.	623,538	10,584
	Nikkiso Co. Ltd.	910,934	10,577
	S Foods Inc.	262,060	10,558
^	Monex Group Inc.	2,685,496	10,532
	Macnica Fuji Electronics Holdings Inc.	726,781	10,507
	Nippon Soda Co. Ltd.	403,904	10,496
	Onward Holdings Co. Ltd.	1,740,319	10,492
	Showa Corp.	762,207	10,489
	Nippon Steel & Sumikin Bussan Corp.	240,093	10,458
	Eiken Chemical Co. Ltd.	466,053	10,430
	Bank of Okinawa Ltd.	312,522	10,423
	Nisshin Oillio Group Ltd.	344,871	10,349
	DTS Corp.	297,127	10,323
	MOS Food Services Inc.	389,360	10,311
	Tokyo Broadcasting System Holdings Inc.	553,381	10,247
^	UACJ Corp.	469,649	10,238
	Ryosan Co. Ltd.	355,259	10,222
	Sato Holdings Corp.	344,883	10,192
	Wacom Co. Ltd.	2,186,667	10,170
^	GungHo Online Entertainment Inc.	5,620,780	10,162
	Nippon Densetsu Kogyo Co. Ltd.	501,843	10,147

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Noevir Holdings Co. Ltd.	238,512	10,146
Yamazen Corp.	926,336	10,139
Kitz Corp.	1,269,287	10,114
Japan Material Co. Ltd.	859,587	10,098
Royal Holdings Co. Ltd.	407,225	10,076
Ichigo Inc.	3,079,231	10,053
Totetsu Kogyo Co. Ltd.	406,975	10,045
Milbon Co. Ltd.	279,689	10,040
Pacific Industrial Co. Ltd.	686,870	10,035
Japan Aviation Electronics Industry Ltd.	754,449	9,990
Hokuetsu Corp.	2,087,290	9,970
Seiko Holdings Corp.	415,384	9,966
Shibuya Corp.	296,136	9,952
Nichi-iko Pharmaceutical Co. Ltd.	726,816	9,901
Ai Holdings Corp.	517,617	9,874
Hitachi Zosen Corp.	2,593,583	9,857
Hogy Medical Co. Ltd.	333,175	9,842
Nitta Corp.	269,856	9,794
Okamoto Industries Inc.	216,644	9,763
Kato Sangyo Co. Ltd.	316,724	9,760
Towa Pharmaceutical Co. Ltd.	126,645	9,735
* Japan Display Inc.	10,052,262	9,716
Musashi Seimitsu Industry Co. Ltd.	664,984	9,705
Japan Petroleum Exploration Co. Ltd.	460,097	9,617
Funai Soken Holdings Inc.	454,522	9,611
Seiren Co. Ltd.	674,750	9,600
^ Nissha Co. Ltd.	589,579	9,595
TPR Co. Ltd.	392,395	9,557
KOMEDA Holdings Co. Ltd.	481,826	9,478
Sumitomo Warehouse Co. Ltd.	806,516	9,456
Noritake Co. Ltd.	188,967	9,435
Raito Kogyo Co. Ltd.	698,468	9,435
Modec Inc.	313,121	9,387
Heiwa Real Estate Co. Ltd.	506,369	9,379
Nisshin Steel Co. Ltd.	718,284	9,375
^ ASKUL Corp.	338,367	9,348
Starts Corp. Inc.	449,709	9,338
Ichibanya Co. Ltd.	243,904	9,310
Jeol Ltd.	564,227	9,296
Kameda Seika Co. Ltd.	196,217	9,291
CKD Corp.	807,163	9,287
Tokyu Construction Co. Ltd.	1,009,774	9,134
Takara Standard Co. Ltd.	587,372	9,069
Taiyo Holdings Co. Ltd.	253,381	9,053
Nichiha Corp.	406,283	8,972
Earth Corp.	197,033	8,963
EPS Holdings Inc.	456,608	8,916
Yodogawa Steel Works Ltd.	409,553	8,890
Aeon Delight Co. Ltd.	265,066	8,850
Fuji Kyuko Co. Ltd.	301,458	8,799
Kumiai Chemical Industry Co. Ltd.	1,412,877	8,795
United Super Markets Holdings Inc.	799,836	8,766
OBIC Business Consultants Co. Ltd.	109,226	8,730
JCR Pharmaceuticals Co. Ltd.	205,851	8,726
^ Katitas Co. Ltd.	358,946	8,706
Kura Corp.	150,120	8,700
Financial Products Group Co. Ltd.	880,256	8,594
Transcosmos Inc.	378,832	8,593
Meidensha Corp.	604,084	8,558
Prima Meat Packers Ltd.	452,850	8,553
TOMONY Holdings Inc.	2,198,879	8,522
Maxell Holdings Ltd.	668,682	8,521
Arata Corp.	187,073	8,495
Hyakujushi Bank Ltd.	332,225	8,491

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	BML Inc.	307,616	8,477
	Create SD Holdings Co. Ltd.	333,464	8,447
	Computer Engineering & Consulting Ltd.	391,533	8,424
	Inabata & Co. Ltd.	627,969	8,391
	SKY Perfect JSAT Holdings Inc.	1,880,395	8,350
	Nissin Kogyo Co. Ltd.	571,191	8,310
	Kintetsu World Express Inc.	533,941	8,307
	TSI Holdings Co. Ltd.	1,216,811	8,297
	Nippon Signal Company Ltd.	899,938	8,240
^	Nippon Carbon Co. Ltd.	144,909	8,195
	Toho Bank Ltd.	2,307,749	8,192
	Yamagata Bank Ltd.	403,200	8,188
	Nagaileben Co. Ltd.	364,461	8,164
	Nitto Boseki Co. Ltd.	413,078	8,162
	Nishio Rent All Co. Ltd.	252,524	8,137
	Tosho Co. Ltd.	208,842	8,114
	Unizo Holdings Co. Ltd.	426,047	8,026
^	Sanyo Special Steel Co. Ltd.	348,705	8,018
	kabu.com Securities Co. Ltd.	2,220,203	8,014
	Hosiden Corp.	871,088	8,008
	Koshidaka Holdings Co. Ltd.	684,155	7,973
	V Technology Co. Ltd.	61,523	7,938
	Tokyotokeiba Co. Ltd.	222,427	7,865
	Internet Initiative Japan Inc.	405,699	7,852
	Seikagaku Corp.	528,532	7,834
^	Hirata Corp.	127,009	7,831
	Bank of Iwate Ltd.	204,444	7,787
	Maruwa Co. Ltd.	136,697	7,725
	Yuasa Trading Co. Ltd.	235,440	7,723
	Sanken Electric Co. Ltd.	349,783	7,717
	Optex Group Co. Ltd.	423,487	7,716
	Futaba Corp.	492,879	7,705
	Daikyonishikawa Corp.	805,792	7,697
^	Create Restaurants Holdings Inc.	725,318	7,694
	Shinko Electric Industries Co. Ltd.	1,104,868	7,692
	San-Ai Oil Co. Ltd.	713,389	7,671
	Fukushima Industries Corp.	168,192	7,661
	Yokogawa Bridge Holdings Corp.	469,025	7,609
	Chudenko Corp.	360,760	7,597
	Oiles Corp.	411,107	7,549
*,^	Sourcenext Corp.	611,983	7,549
	Showa Sangyo Co. Ltd.	300,230	7,519
	Nichicon Corp.	901,997	7,504
	Riso Kagaku Corp.	354,055	7,467
	Menicon Co. Ltd.	337,395	7,458
	Max Co. Ltd.	553,581	7,453
	TKC Corp.	195,544	7,437
	Bank of Nagoya Ltd.	234,201	7,400
	Mitsuboshi Belting Ltd.	301,117	7,397
	Sekisui Jushi Corp.	405,909	7,366
	Idec Corp.	405,994	7,366
	Piolax Inc.	337,696	7,358
	NEC Networks & System Integration Corp.	336,912	7,343
	Hamakyorex Co. Ltd.	226,327	7,308
	Token Corp.	112,714	7,301
	Saizeriya Co. Ltd.	384,720	7,301
	Aida Engineering Ltd.	885,595	7,287
^	Zojirushi Corp.	665,525	7,269
	Saibu Gas Co. Ltd.	324,355	7,223
	Nissan Shatai Co. Ltd.	895,357	7,212
	Oita Bank Ltd.	217,647	7,199
^	Shoei Foods Corp.	185,701	7,134
	Kisoji Co. Ltd.	309,966	7,133
	Prestige International Inc.	626,533	7,133

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Macromill Inc.	359,473	7,114
	MCJ Co. Ltd.	893,006	7,110
	LEC Inc.	354,394	7,096
^	Clarion Co. Ltd.	323,618	7,095
	Konoike Transport Co. Ltd.	468,326	7,082
	Star Micronics Co. Ltd.	498,191	7,077
	Komori Corp.	651,718	7,053
	AOKI Holdings Inc.	534,021	7,034
^	Giken Ltd.	208,631	7,029
^	Siix Corp.	516,677	7,015
^	KYB Corp.	292,455	7,015
	Nippon Ceramic Co. Ltd.	285,859	7,008
	Japan Securities Finance Co. Ltd.	1,239,224	6,940
	Doutor Nichires Holdings Co. Ltd.	390,338	6,937
	Japan Wool Textile Co. Ltd.	875,063	6,909
	Chiyoda Co. Ltd.	358,049	6,902
	DyDo Group Holdings Inc.	135,243	6,865
	Daihen Corp.	292,630	6,859
	Anicom Holdings Inc.	215,542	6,848
	JCU Corp.	318,879	6,844
	Qol Holdings Co. Ltd.	324,675	6,833
	Nohmi Bosai Ltd.	324,223	6,826
	Life Corp.	275,689	6,822
	Belluna Co. Ltd.	686,446	6,819
	Aomori Bank Ltd.	249,776	6,815
	Doshisha Co. Ltd.	330,618	6,808
	Tocalo Co. Ltd.	781,428	6,800
	Kurabo Industries Ltd.	281,449	6,794
	Bando Chemical Industries Ltd.	586,691	6,787
	Noritsu Koki Co. Ltd.	301,832	6,783
	Obara Group Inc.	172,295	6,774
	Solasto Corp.	640,331	6,757
	Belc Co. Ltd.	132,050	6,743
	T-Gaia Corp.	296,235	6,707
	Noritz Corp.	461,804	6,706
	Dip Corp.	308,747	6,701
	Relia Inc.	606,464	6,698
	Sakai Moving Service Co. Ltd.	129,633	6,689
	Elecom Co. Ltd.	282,450	6,687
	Fujicco Co. Ltd.	291,317	6,686
	Gree Inc.	1,597,620	6,686
	Shoei Co. Ltd.	171,516	6,683
	Broadleaf Co. Ltd.	1,157,027	6,682
*,^	RENOVA Inc.	615,752	6,680
	Osaka Soda Co. Ltd.	283,395	6,664
	Shizuoka Gas Co. Ltd.	766,856	6,634
	Wakita & Co. Ltd.	612,707	6,603
	Daiho Corp.	239,887	6,603
	Geo Holdings Corp.	433,183	6,599
	Chugoku Marine Paints Ltd.	819,898	6,586
^	Adastria Co. Ltd.	403,176	6,570
	Toshiba Machine Co. Ltd.	346,579	6,563
	Fujimori Kogyo Co. Ltd.	225,540	6,561
	Hiday Hidaka Corp.	336,267	6,560
	Sanyo Chemical Industries Ltd.	142,623	6,535
	Link And Motivation Inc.	663,696	6,524
	Takasago International Corp.	204,430	6,517
	Topy Industries Ltd.	241,491	6,508
	Fujimi Inc.	285,048	6,506
	Digital Arts Inc.	141,920	6,491
	Kadokawa Dwango Corp.	641,937	6,409
	Daibiru Corp.	634,812	6,400
	Marusan Securities Co. Ltd.	829,344	6,386
	Monogatari Corp.	71,369	6,372

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Ringer Hut Co. Ltd.	316,413	6,339
	Mizuno Corp.	270,164	6,321
	Bell System24 Holdings Inc.	478,217	6,317
^	Istyle Inc.	702,548	6,299
	Kyokuto Kaihatsu Kogyo Co. Ltd.	440,952	6,295
	Jaccs Co. Ltd.	335,395	6,288
	YA-MAN Ltd.	389,715	6,284
	Nitto Kogyo Corp.	358,346	6,241
	Mitsui Sugar Co. Ltd.	231,310	6,222
	Avex Inc.	462,344	6,221
	Tsukishima Kikai Co. Ltd.	523,001	6,174
	Kanto Denka Kogyo Co. Ltd.	678,682	6,163
	Press Kogyo Co. Ltd.	1,345,590	6,152
	Sumitomo Seika Chemicals Co. Ltd.	123,246	6,151
	Ricoh Leasing Co. Ltd.	187,152	6,144
	Toho Zinc Co. Ltd.	191,370	6,116
	TV Asahi Holdings Corp.	326,445	6,094
	Joshin Denki Co. Ltd.	237,799	6,077
	Maeda Kosen Co. Ltd.	313,572	6,071
	Nishimatsuya Chain Co. Ltd.	679,964	6,052
	Dexerials Corp.	704,662	6,049
	Teikoku Sen-I Co. Ltd.	275,364	6,046
	Tokyo Kiraboshi Financial Group Inc.	373,364	6,032
	Tsugami Corp.	672,534	6,028
	Sanshin Electronics Co. Ltd.	357,276	6,008
*	Ishihara Sangyo Kaisha Ltd.	503,193	6,007
	Furukawa Co. Ltd.	485,799	6,006
	San ju San Financial Group Inc.	337,643	5,976
	Tsukui Corp.	694,739	5,964
^	Strike Co. Ltd.	205,034	5,949
	Shikoku Bank Ltd.	526,574	5,915
^	Retail Partners Co. Ltd.	516,592	5,908
*,^	Remixpoint Inc.	877,458	5,884
	Marudai Food Co. Ltd.	360,997	5,879
	Itochu Enex Co. Ltd.	622,759	5,864
^	Pacific Metals Co. Ltd.	207,845	5,832
	Information Services International-Dentsu Ltd.	169,489	5,830
	Sakata INX Corp.	587,458	5,816
	Kaga Electronics Co. Ltd.	259,302	5,807
	Japan Pulp & Paper Co. Ltd.	157,107	5,775
^	Plenus Co. Ltd.	360,352	5,767
	Fuso Chemical Co. Ltd.	287,223	5,766
	Tamura Corp.	1,121,587	5,734
	Nissin Electric Co. Ltd.	701,767	5,733
	Ichikoh Industries Ltd.	821,341	5,702
	Tachi-S Co. Ltd.	403,683	5,690
	Eighteenth Bank Ltd.	208,922	5,688
	Vector Inc.	330,498	5,657
	Yamanashi Chuo Bank Ltd.	394,505	5,637
	TOC Co. Ltd.	825,010	5,620
	JVC Kenwood Corp.	2,269,324	5,611
^	J Trust Co. Ltd.	1,097,406	5,598
	Bank of the Ryukyus Ltd.	492,148	5,597
	Koa Corp.	402,973	5,577
^	Megachips Corp.	289,263	5,553
	Sanki Engineering Co. Ltd.	565,900	5,546
	FULLCAST Holdings Co. Ltd.	294,801	5,540
	Nippon Chemi-Con Corp.	244,511	5,537
	T Hasegawa Co. Ltd.	311,686	5,534
	LIFULL Co. Ltd.	816,976	5,531
	Kanematsu Electronics Ltd.	178,696	5,491
	Riken Corp.	114,661	5,488
	Nippon Yakin Kogyo Co. Ltd.	2,050,690	5,451
	Yondoshi Holdings Inc.	256,376	5,441

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Toridoll Holdings Corp.	321,014	5,437
	Aichi Steel Corp.	153,606	5,430
	Nippon Thompson Co. Ltd.	935,368	5,409
	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	182,774	5,401
	Pressance Corp.	472,131	5,369
	Matsuya Co. Ltd.	568,595	5,367
	Kyoei Steel Ltd.	295,940	5,361
^	OPT Holding Inc.	239,827	5,352
	Sanyo Denki Co. Ltd.	130,339	5,330
*,^	euglena Co. Ltd.	932,357	5,324
	Shinko Plantech Co. Ltd.	569,439	5,306
	NichiiGakkan Co. Ltd.	566,350	5,275
	Sintokogio Ltd.	607,507	5,234
^	Pepper Food Service Co. Ltd.	186,056	5,226
	Tayca Corp.	248,029	5,215
	Fuji Co. Ltd.	277,381	5,209
	Takamatsu Construction Group Co. Ltd.	202,650	5,181
	VT Holdings Co. Ltd.	1,240,963	5,178
	Maruzen Showa Unyu Co. Ltd.	195,134	5,160
	Miroku Jyoho Service Co. Ltd.	271,754	5,124
	Iino Kaiun Kaisha Ltd.	1,165,881	5,116
	Tsurumi Manufacturing Co. Ltd.	286,536	5,112
	Toyo Tanso Co. Ltd.	196,049	5,108
	YAMABIKO Corp.	473,509	5,088
	Yellow Hat Ltd.	206,835	5,086
	Tokai Corp.	252,072	5,077
^	COLOPL Inc.	817,906	5,038
	Riken Keiki Co. Ltd.	254,719	5,028
	Sakai Chemical Industry Co. Ltd.	218,032	5,024
	Konishi Co. Ltd.	358,345	5,021
	Sinfonia Technology Co. Ltd.	383,763	5,019
*	Sogo Medical Holdings Co. Ltd.	233,496	5,010
	Fukui Bank Ltd.	263,685	4,988
	Mitsubishi Logisnext Co. Ltd.	419,248	4,985
	St. Marc Holdings Co. Ltd.	208,934	4,962
	Valqua Ltd.	203,541	4,959
	Toho Titanium Co. Ltd.	486,654	4,947
	Miyazaki Bank Ltd.	189,555	4,938
	Meisei Industrial Co. Ltd.	652,655	4,933
	Toppan Forms Co. Ltd.	541,634	4,924
	Axial Retailing Inc.	149,752	4,907
	LIXIL VIVA Corp.	302,000	4,898
	Shindengen Electric Manufacturing Co. Ltd.	112,558	4,895
	Aichi Bank Ltd.	128,137	4,890
	Bunka Shutter Co. Ltd.	697,304	4,886
	Trancom Co. Ltd.	84,693	4,849
	Sodick Co. Ltd.	639,804	4,820
	Shikoku Chemicals Corp.	471,398	4,813
	Mitsubishi Shokuhin Co. Ltd.	186,164	4,798
	Hokuto Corp.	280,241	4,780
	Taihei Dengyo Kaisha Ltd.	202,843	4,779
^	Maruwa Unyu Kikan Co. Ltd.	149,357	4,777
	Pack Corp.	166,701	4,771
	Rheon Automatic Machinery Co. Ltd.	279,028	4,770
	Arcland Sakamoto Co. Ltd.	363,535	4,761
	Yokohama Reito Co. Ltd.	599,044	4,751
	Tonami Holdings Co. Ltd.	85,392	4,739
	ESPEC Corp.	266,099	4,733
	Asahi Diamond Industrial Co. Ltd.	747,005	4,724
*	Mitsui-Soko Holdings Co. Ltd.	305,869	4,722
^	Tanseisha Co. Ltd.	463,745	4,721
	Chubu Shiryo Co. Ltd.	386,305	4,703
	Foster Electric Co. Ltd.	321,189	4,694
	Okabe Co. Ltd.	527,175	4,687

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Akita Bank Ltd.	201,643	4,681
	Tokushu Tokai Paper Co. Ltd.	121,269	4,680
^	Kitanotatsujin Corp.	903,179	4,650
	Vital KSK Holdings Inc.	445,933	4,646
*,^	M&A Capital Partners Co. Ltd.	94,367	4,640
^	Starzen Co. Ltd.	114,268	4,639
	Canon Electronics Inc.	253,285	4,629
	Central Security Patrols Co. Ltd.	98,397	4,620
	Juki Corp.	411,608	4,609
*,^	Nextage Co. Ltd.	501,315	4,602
	Futaba Industrial Co. Ltd.	841,820	4,600
^	Kobe Bussan Co. Ltd.	180,802	4,591
	Eagle Industry Co. Ltd.	389,149	4,534
	Hibiya Engineering Ltd.	274,505	4,531
	Melco Holdings Inc.	135,598	4,527
	Tekken Corp.	180,871	4,516
	Kato Works Co. Ltd.	156,704	4,496
	Chofu Seisakusho Co. Ltd.	221,426	4,484
	Hosokawa Micron Corp.	92,387	4,480
	Daito Pharmaceutical Co. Ltd.	149,028	4,476
	Xebio Holdings Co. Ltd.	322,208	4,466
*	Open Door Inc.	187,828	4,460
	Union Tool Co.	129,429	4,458
*	Vision Inc.	129,862	4,451
^	Yakuodo Co. Ltd.	143,652	4,441
	Neturen Co. Ltd.	502,195	4,423
^	Aruhi Corp.	259,009	4,418
	Intage Holdings Inc.	511,169	4,406
	Anest Iwata Corp.	462,107	4,404
	PAL GROUP Holdings Co. Ltd.	149,510	4,380
	UKC Holdings Corp.	224,441	4,375
	G-Tekt Corp.	309,316	4,365
	Nihon Tokushu Toryo Co. Ltd.	227,569	4,364
	Ehime Bank Ltd.	422,590	4,356
	Toa Corp.	257,572	4,312
	Sanyo Electric Railway Co. Ltd.	194,982	4,306
^	OSAKA Titanium Technologies Co. Ltd.	271,783	4,267
	Achilles Corp.	214,445	4,266
	Fujibo Holdings Inc.	145,208	4,231
	Denki Kogyo Co. Ltd.	164,588	4,208
	Daido Metal Co. Ltd.	549,569	4,204
	Ines Corp.	360,191	4,204
	CMK Corp.	653,373	4,188
	Sankyo Tateyama Inc.	370,529	4,169
	Sun Frontier Fudousan Co. Ltd.	404,805	4,132
	Nippon Kanzai Co. Ltd.	226,214	4,129
	Enplas Corp.	151,106	4,105
*	Unitika Ltd.	802,857	4,095
	Nippon Koei Co. Ltd.	181,476	4,085
	Arcland Service Holdings Co. Ltd.	198,665	4,072
	Alpen Co. Ltd.	242,022	4,067
	Ichiyoshi Securities Co. Ltd.	481,168	4,051
	METAWATER Co. Ltd.	157,904	4,049
	PIA Corp.	84,586	4,043
	Tamron Co. Ltd.	225,919	4,032
	Hioki EE Corp.	113,950	4,032
	Dai-Dan Co. Ltd.	170,789	4,017
	Furuno Electric Co. Ltd.	337,976	4,008
	Nippon Denko Co. Ltd.	1,686,907	4,007
	Sumitomo Riko Co. Ltd.	484,588	4,003
	Krosaki Harima Corp.	60,532	4,003
	Shin-Etsu Polymer Co. Ltd.	546,553	4,002
	Toyo Construction Co. Ltd.	974,088	3,989
^	KLab Inc.	451,318	3,974

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Trust Tech Inc.	130,392	3,970
	Kenko Mayonnaise Co. Ltd.	185,263	3,962
*	RS Technologies Co. Ltd.	97,510	3,953
	Torii Pharmaceutical Co. Ltd.	178,806	3,945
	Mitsuba Corp.	496,890	3,913
	Ryoyo Electro Corp.	272,258	3,904
	Keihanshin Building Co. Ltd.	529,720	3,900
	Key Coffee Inc.	219,518	3,900
	Yurtec Corp.	514,411	3,876
^	Stella Chemifa Corp.	127,130	3,869
	Sinko Industries Ltd.	269,652	3,855
^	Nissei ASB Machine Co. Ltd.	114,251	3,829
	Daiichi Jitsugyo Co. Ltd.	115,452	3,817
^	Yamashin-Filter Corp.	536,160	3,809
	Takara Leben Co. Ltd.	1,318,923	3,800
	Dai Nippon Toryo Co. Ltd.	375,805	3,795
^	Mitsui High-Tec Inc.	352,969	3,792
	JAC Recruitment Co. Ltd.	209,318	3,788
	ASKA Pharmaceutical Co. Ltd.	286,844	3,772
	Daiken Corp.	205,756	3,768
	Kappa Create Co. Ltd.	319,184	3,751
	Tokyo Individualized Educational Institute Inc.	289,257	3,741
	OSJB Holdings Corp.	1,472,310	3,719
	Amuse Inc.	145,725	3,714
	Yorozu Corp.	262,959	3,707
	Nippon Road Co. Ltd.	66,922	3,699
*	Sanden Holdings Corp.	337,291	3,686
	Tosei Corp.	402,127	3,676
	Iseki & Co. Ltd.	213,375	3,667
	Sagami Holdings Corp.	305,244	3,654
	Ministop Co. Ltd.	197,690	3,650
	Nagatanien Holdings Co. Ltd.	149,304	3,649
	Goldcrest Co. Ltd.	232,427	3,640
	Kamei Corp.	315,600	3,636
^	eRex Co. Ltd.	435,916	3,621
*,^	Pioneer Corp.	4,019,913	3,599
	Tochigi Bank Ltd.	1,235,201	3,593
	CONEXIO Corp.	247,737	3,574
	Daiwa Industries Ltd.	337,989	3,556
^	W-Scope Corp.	358,636	3,556
	Nihon Nohyaku Co. Ltd.	641,264	3,554
	Osaki Electric Co. Ltd.	555,908	3,553
^	Jamco Corp.	125,234	3,543
	Future Corp.	260,114	3,540
	Towa Bank Ltd.	434,537	3,539
	Komtasu Matere Co. Ltd.	427,595	3,534
	J-Oil Mills Inc.	101,976	3,515
^	Fixstars Corp.	323,521	3,510
	Namura Shipbuilding Co. Ltd.	789,434	3,508
	Advan Co. Ltd.	346,941	3,500
^	Sumida Corp.	281,999	3,497
*,^	Medical Data Vision Co. Ltd.	221,720	3,491
	GLOBERIDE Inc.	145,053	3,487
^	Studio Alice Co. Ltd.	152,220	3,481
	Rock Field Co. Ltd.	239,907	3,473
^	Nihon Trim Co. Ltd.	62,321	3,459
	Kyokuyo Co. Ltd.	125,435	3,444
	Matsuyafoods Holdings Co. Ltd.	106,162	3,426
	ASAHI YUKIZAI Corp.	173,005	3,419
	Alconix Corp.	299,145	3,416
	Nitto Kohki Co. Ltd.	163,936	3,415
^	SAMTY Co. Ltd.	260,698	3,413
	Riken Vitamin Co. Ltd.	110,506	3,407
	Inageya Co. Ltd.	269,756	3,403

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
KAWADA TECHNOLOGIES Inc.	59,145	3,403
Nichiden Corp.	209,385	3,396
Gakken Holdings Co. Ltd.	67,021	3,392
Toa Corp.	316,178	3,389
Nittetsu Mining Co. Ltd.	79,396	3,375
Kyokuto Securities Co. Ltd.	279,458	3,374
Tenma Corp.	193,748	3,367
* Space Value Holdings Co. Ltd.	375,793	3,354
Shinko Shoji Co. Ltd.	239,394	3,333
Kyosan Electric Manufacturing Co. Ltd.	706,989	3,297
Riken Technos Corp.	727,907	3,279
F@N Communications Inc.	591,326	3,278
Genky DrugStores Co. Ltd.	101,253	3,276
Nichiban Co. Ltd.	167,926	3,262
Aisan Industry Co. Ltd.	434,173	3,251
KFC Holdings Japan Ltd.	184,853	3,251
Feed One Co. Ltd.	1,905,370	3,243
Arakawa Chemical Industries Ltd.	229,300	3,221
^ Hoosiers Holdings	580,317	3,221
Teikoku Electric Manufacturing Co. Ltd.	224,028	3,217
^ Yonex Co. Ltd.	554,794	3,193
Pasona Group Inc.	259,580	3,158
NS United Kaiun Kaisha Ltd.	129,230	3,152
Michinoku Bank Ltd.	198,861	3,150
BRONCO BILLY Co. Ltd.	121,354	3,137
Okuwa Co. Ltd.	310,608	3,112
^ Akatsuki Inc.	79,036	3,104
* Kintetsu Department Store Co. Ltd.	97,576	3,068
Roland DG Corp.	143,925	3,065
Cosel Co. Ltd.	297,817	3,064
JSP Corp.	154,616	3,054
ValueCommerce Co. Ltd.	215,424	3,045
Zuken Inc.	204,561	3,044
Kasai Kogyo Co. Ltd.	329,500	3,038
Cawachi Ltd.	163,179	3,029
Hisaka Works Ltd.	316,162	3,024
Bank of Saga Ltd.	155,703	2,998
WDB Holdings Co. Ltd.	107,331	2,996
Happinet Corp.	197,173	2,994
Fuji Pharma Co. Ltd.	190,156	2,992
Nissin Corp.	155,070	2,980
^ Ohara Inc.	141,352	2,975
Mie Kotsu Group Holdings Inc.	638,321	2,963
^ Marvelous Inc.	368,534	2,953
Chiyoda Integre Co. Ltd.	146,727	2,946
Warabeya Nichiyo Holdings Co. Ltd.	181,165	2,945
Oyo Corp.	257,394	2,937
FIDEA Holdings Co. Ltd.	2,185,044	2,936
Onoken Co. Ltd.	201,155	2,934
Nihon Chouzai Co. Ltd.	94,383	2,925
Rokko Butter Co. Ltd.	135,331	2,921
Denyo Co. Ltd.	193,170	2,915
Aeon Fantasy Co. Ltd.	92,186	2,881
Nippon Parking Development Co. Ltd.	2,050,209	2,874
Fujiya Co. Ltd.	132,730	2,873
Jimoto Holdings Inc.	2,184,955	2,857
Mitsui Matsushima Holdings Co. Ltd.	180,845	2,835
Koatsu Gas Kogyo Co. Ltd.	389,498	2,833
Mitsubishi Research Institute Inc.	90,291	2,819
Ateam Inc.	147,828	2,816
^ Katakura Industries Co. Ltd.	259,761	2,804
Gurunavi Inc.	366,952	2,800
Fudo Tetra Corp.	183,455	2,791
Uchida Yoko Co. Ltd.	114,059	2,780

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Shinnihon Corp.	292,828	2,774
*	World Holdings Co. Ltd.	114,009	2,758
	ST Corp.	155,327	2,750
	Shinwa Co. Ltd.	139,422	2,743
^	Micronics Japan Co. Ltd.	428,664	2,741
^	WATAMI Co. Ltd.	238,115	2,727
	Chukyo Bank Ltd.	134,840	2,714
	Sumitomo Densetsu Co. Ltd.	170,588	2,700
	Godo Steel Ltd.	138,063	2,650
	Wowow Inc.	91,043	2,647
	Itochu-Shokuhin Co. Ltd.	56,834	2,647
	Itoki Corp.	509,126	2,645
	Sinanen Holdings Co. Ltd.	109,872	2,616
	Sekisui Plastics Co. Ltd.	335,258	2,609
	CI Takiron Corp.	502,375	2,584
	Asunaro Aoki Construction Co. Ltd.	290,160	2,583
	Fukuda Corp.	62,724	2,582
	Keiyo Co. Ltd.	520,562	2,576
	Icom Inc.	120,340	2,566
	Central Sports Co. Ltd.	73,475	2,566
	Kyodo Printing Co. Ltd.	102,159	2,565
*,^	Toyo Engineering Corp.	317,295	2,558
*,^	Optorun Co. Ltd.	128,104	2,556
	Fuji Oil Co. Ltd.	662,570	2,537
	Chori Co. Ltd.	153,995	2,537
	Daikokutenbussan Co. Ltd.	67,719	2,533
^	SRA Holdings	89,979	2,533
^	COOKPAD Inc.	690,625	2,531
	Yushin Precision Equipment Co. Ltd.	279,263	2,530
	Toyo Kanetsu KK	112,650	2,527
	Mitsubishi Steel Manufacturing Co. Ltd.	143,615	2,521
	Nippon Beet Sugar Manufacturing Co. Ltd.	144,327	2,515
	Sanyo Shokai Ltd.	146,230	2,466
^	Hito Communications Inc.	138,818	2,456
*	Nisso Corp.	115,346	2,453
^	IDOM Inc.	728,666	2,453
	Kitagawa Corp.	104,466	2,452
	Chiba Kogyo Bank Ltd.	617,223	2,442
	Mimasu Semiconductor Industry Co. Ltd.	185,548	2,436
	Fujita Kanko Inc.	88,983	2,428
^	Towa Corp.	330,737	2,417
	Japan Transcity Corp.	613,567	2,402
	CMIC Holdings Co. Ltd.	129,032	2,396
	Mito Securities Co. Ltd.	817,677	2,366
	Kanagawa Chuo Kotsu Co. Ltd.	71,114	2,363
	Osaka Steel Co. Ltd.	132,825	2,352
	Japan Cash Machine Co. Ltd.	237,798	2,342
^	GCA Corp.	292,275	2,338
	Hochiki Corp.	189,876	2,327
	Ryoden Corp.	167,286	2,325
	Yomiuri Land Co. Ltd.	61,330	2,325
	K&O Energy Group Inc.	166,846	2,312
	Organo Corp.	82,677	2,297
	Tsukuba Bank Ltd.	1,017,774	2,279
	Mars Group Holdings Corp.	110,357	2,275
	Aiphone Co. Ltd.	174,870	2,275
	Seika Corp.	142,829	2,255
^	Linical Co. Ltd.	161,606	2,247
	Wellnet Corp.	230,536	2,245
*	U-Shin Ltd.	329,898	2,225
	Yahagi Construction Co. Ltd.	309,591	2,224
	Alpha Systems Inc.	93,310	2,222
	Meiko Network Japan Co. Ltd.	252,291	2,216
	Asahi Co. Ltd.	183,633	2,208

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	T RAD Co. Ltd.	92,095	2,200
	AOI Electronics Co. Ltd.	67,540	2,191
	Kourakuen Holdings Corp.	132,714	2,176
	PC Depot Corp.	430,910	2,164
^	JP-Holdings Inc.	816,523	2,163
	Aichi Corp.	362,013	2,148
	Cybozu Inc.	337,146	2,146
^	Daisyo Corp.	143,326	2,136
	Toenec Corp.	73,908	2,135
	CHIMNEY Co. Ltd.	86,680	2,129
	Kanaden Corp.	203,551	2,120
	Toyo Corp.	267,094	2,117
	Tokyo Energy & Systems Inc.	243,685	2,117
^	Rorze Corp.	123,419	2,114
	Torishima Pump Manufacturing Co. Ltd.	254,971	2,099
	Hokkan Holdings Ltd.	127,042	2,099
	Kurimoto Ltd.	139,842	2,092
	Parco Co. Ltd.	196,260	2,083
	Nissin Sugar Co. Ltd.	105,195	2,083
	Tomoku Co. Ltd.	120,850	2,083
	Corona Corp. Class A	210,869	2,082
	Misawa Homes Co. Ltd.	275,657	2,071
	Taisei Lamick Co. Ltd.	73,109	2,064
	France Bed Holdings Co. Ltd.	241,302	2,038
	Tatsuta Electric Wire and Cable Co. Ltd.	459,897	2,033
*,^	Akebono Brake Industry Co. Ltd.	1,007,673	2,026
	Elematec Corp.	95,076	2,025
	Hakuto Co. Ltd.	178,693	2,024
*,^	Nippon Sharyo Ltd.	76,920	2,023
	Shimizu Bank Ltd.	118,560	2,006
	Halows Co. Ltd.	91,588	2,000
	Toa Oil Co. Ltd.	86,277	1,997
	Kita-Nippon Bank Ltd.	89,090	1,985
	Sac's Bar Holdings Inc.	220,823	1,957
	Toho Co. Ltd.	98,668	1,955
^	Tateru Inc.	463,155	1,944
	Weathernews Inc.	65,989	1,944
	CTS Co. Ltd.	359,423	1,935
	Kansai Super Market Ltd.	208,895	1,933
	Fuso Pharmaceutical Industries Ltd.	79,798	1,899
	Takaoka Toko Co. Ltd.	132,126	1,897
^	Sanei Architecture Planning Co. Ltd.	129,968	1,895
	Tachibana Eletech Co. Ltd.	123,606	1,876
	Okura Industrial Co. Ltd.	102,076	1,870
	Kitano Construction Corp.	54,829	1,842
	SWCC Showa Holdings Co. Ltd.	294,705	1,833
^	Tokyo Rope Manufacturing Co. Ltd.	178,193	1,827
	Pronexus Inc.	187,152	1,819
	Mitsubishi Paper Mills Ltd.	350,406	1,808
	Chuetsu Pulp & Paper Co. Ltd.	134,238	1,792
	Hokkaido Gas Co. Ltd.	138,244	1,770
	Shibusawa Warehouse Co. Ltd.	125,053	1,766
	Sanoh Industrial Co. Ltd.	310,020	1,766
	Hodogaya Chemical Co. Ltd.	71,512	1,743
	Nippon Coke & Engineering Co. Ltd.	1,875,800	1,728
	Chugai Ro Co. Ltd.	80,800	1,721
*	KNT-CT Holdings Co. Ltd.	155,388	1,708
	Tv Tokyo Holdings Corp.	73,977	1,705
	Toyo Securities Co. Ltd.	855,032	1,692
^	Showa Aircraft Industry Co. Ltd.	142,242	1,659
	Matsuda Sangyo Co. Ltd.	130,950	1,626
	Fujitsu Frontech Ltd.	145,234	1,619
	Maezawa Kyuso Industries Co. Ltd.	99,878	1,611
	Tosho Printing Co. Ltd.	199,589	1,606

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Gun-Ei Chemical Industry Co. Ltd.	59,624	1,594
	Rhythm Watch Co. Ltd.	89,587	1,586
	SMK Corp.	76,807	1,578
	Taiho Kogyo Co. Ltd.	174,302	1,572
	Artnature Inc.	265,467	1,561
	Maezawa Kasei Industries Co. Ltd.	156,299	1,555
	Yushiro Chemical Industry Co. Ltd.	123,736	1,555
	Tsutsumi Jewelry Co. Ltd.	78,610	1,544
	MTI Ltd.	318,113	1,532
	Nihon Yamamura Glass Co. Ltd.	100,769	1,499
	Honeys Holdings Co. Ltd.	187,784	1,492
	Fukui Computer Holdings Inc.	92,511	1,472
	Fujikura Kasei Co. Ltd.	261,032	1,463
	Cleanup Corp.	239,656	1,461
	Sankyo Seiko Co. Ltd.	363,328	1,459
	Atsugi Co. Ltd.	158,798	1,441
*	Kojima Co. Ltd.	323,006	1,423
	Toli Corp.	515,337	1,346
	Tokyo Rakutenchi Co. Ltd.	29,459	1,284
	Fields Corp.	171,081	1,279
	Zuiko Corp.	47,538	1,274
	Chuo Spring Co. Ltd.	40,855	1,268
*,^	Tokyo Base Co. Ltd.	220,395	1,235
	Tokyo Electron Device Ltd.	69,104	1,227
*	Laox Co. Ltd.	376,230	1,201
	NEC Capital Solutions Ltd.	74,997	1,179
	Dai-ichi Seiko Co. Ltd.	92,799	1,172
	Inaba Seisakusho Co. Ltd.	96,089	1,172
^	Toda Kogyo Corp.	49,330	1,165
^	Toyo Denki Seizo KK	80,710	1,145
	Airport Facilities Co. Ltd.	213,377	1,138
*	Senshukai Co. Ltd.	437,326	1,125
*,^	Funai Electric Co. Ltd.	227,353	1,108
	Srg Takamiya Co. Ltd.	188,409	1,101
	CAC Holdings Corp.	123,473	1,100
	Gecoss Corp.	114,086	1,088
	Daikoku Denki Co. Ltd.	76,098	1,082
	Nakayama Steel Works Ltd.	202,486	1,064
	Takihyo Co. Ltd.	60,639	1,056
	Paris Miki Holdings Inc.	244,182	1,049
*	Shin Nippon Biomedical Laboratories Ltd.	235,361	1,046
	Right On Co. Ltd.	124,965	1,040
*,^	FDK Corp.	99,972	1,005
*,^	Aplus Financial Co. Ltd.	1,074,181	999
	Shimojima Co. Ltd.	104,165	932
	Nippon Chemiphar Co. Ltd.	24,769	912
	Mitsuuroko Group Holdings Co. Ltd.	139,830	912
	Sumitomo Precision Products Co. Ltd.	26,963	875
*	Kinki Sharyo Co. Ltd.	31,964	643
*,^	SAMTY Co. Ltd. Rights Expire 11/19/2018	260,698	254
	Mitsubishi Kakoki Kaisha Ltd.	7,762	115
	Mitani Sekisan Co. Ltd.	550	12
	Tokyo Tekko Co. Ltd.	33	—
			59,211,933
Kuwait (0.1%)
*	National Bank of Kuwait SAKP	22,916,236	61,983
*	Kuwait Finance House KSCP	23,261,772	44,955
*	Mobile Telecommunications Co. KSC	15,957,565	23,394
	Agility Public Warehousing Co. KSC	6,554,795	17,888
*	Boubyan Bank KSCP	5,458,619	9,446
*	Boubyan Petrochemicals Co. KSCP	2,813,800	9,441
*	Humansoft Holding Co. KSC	726,579	7,289
*	National Industries Group Holding SAK	6,745,000	3,436
*	Warba Bank KSCP	3,546,300	2,648

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
* Kuwait International Bank KSCP	3,311,200	2,593
* Alimtiaz Investment Group KSC	4,473,596	1,855
* Mezzan Holding Co. KSCC	827,400	1,717
		186,645
Luxembourg (0.0%)
Tenaris SA ADR	204,728	5,984

Malaysia (0.7%)
Public Bank Bhd. (Local)	46,304,567	272,383
Tenaga Nasional Bhd.	59,558,211	209,355
Malayan Banking Bhd.	88,106,872	199,980
CIMB Group Holdings Bhd.	99,185,625	135,714
Petronas Chemicals Group Bhd.	42,871,788	95,859
Sime Darby Plantation Bhd.	53,696,744	67,583
Genting Bhd.	34,962,200	61,357
DiGi.Com Bhd.	54,787,700	56,452
Dialog Group Bhd.	69,356,144	56,176
Axiata Group Bhd.	67,314,515	54,899
IHH Healthcare Bhd.	42,764,657	51,113
Petronas Gas Bhd.	11,484,200	50,235
Maxis Bhd.	40,012,350	50,029
IOI Corp. Bhd.	46,331,322	49,833
Hong Leong Bank Bhd.	9,708,452	48,076
Genting Malaysia Bhd.	42,842,800	46,016
Kuala Lumpur Kepong Bhd.	7,087,497	42,205
PPB Group Bhd.	10,037,640	40,222
Top Glove Corp. Bhd.	25,564,200	36,348
Hartalega Holdings Bhd.	22,607,860	33,824
Nestle Malaysia Bhd.	900,492	30,956
Press Metal Aluminium Holdings Bhd.	26,690,820	30,898
MISC Bhd.	21,110,430	30,733
Sime Darby Bhd.	54,841,917	28,848
Petronas Dagangan Bhd.	4,574,900	28,473
Malaysia Airports Holdings Bhd.	13,752,116	27,335
AMMB Holdings Bhd.	28,242,400	25,670
RHB Bank Bhd. (Common Shares)	17,124,435	21,423
HAP Seng Consolidated Bhd.	8,352,351	19,656
Gamuda Bhd.	33,963,100	19,431
IJM Corp. Bhd.	46,302,020	18,050
QL Resources Bhd.	10,370,227	17,482
YTL Corp. Bhd.	66,943,725	16,988
British American Tobacco Malaysia Bhd.	2,075,500	15,419
Alliance Bank Malaysia Bhd.	16,117,839	15,265
Inari Amertron Bhd.	32,309,825	15,177
AirAsia Group Bhd.	23,500,000	14,765
Bursa Malaysia Bhd.	7,754,277	13,576
Hong Leong Financial Group Bhd.	3,001,132	13,195
Fraser & Neave Holdings Bhd.	1,599,975	12,887
Westports Holdings Bhd.	15,614,623	12,736
Sime Darby Property Bhd.	51,746,217	12,087
Genting Plantations Bhd.	4,672,500	10,788
KLCCP Stapled Group Bhd.	5,631,300	10,313
YTL Power International Bhd.	44,946,227	10,219
Telekom Malaysia Bhd.	17,428,000	9,920
Sunway REIT	22,962,000	9,270
IGB REIT	22,955,804	9,217
My EG Services Bhd.	31,981,750	9,197
FGV Holdings Bhd.	27,399,124	9,175
Kossan Rubber Industries Bhd.	9,120,249	9,020
SP Setia Bhd Group	17,671,411	8,880
IOI Properties Group Bhd.	27,478,155	8,604
2 Lotte Chemical Titan Holding Bhd.	8,108,009	8,342
TIME dotCom Bhd.	4,219,840	7,870
Malakoff Corp. Bhd.	36,971,000	7,605

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Serba Dinamik Holdings Bhd.	7,643,900	7,387
2	Astro Malaysia Holdings Bhd.	22,282,299	7,198
	Malaysia Building Society Bhd.	31,019,494	6,983
	Yinson Holdings Bhd.	6,383,600	6,793
	Padini Holdings Bhd.	4,895,663	6,579
	VS Industry Bhd.	16,896,400	6,467
	Sunway Bhd.	18,423,852	6,033
*	Sapura Energy Bhd.	73,546,062	5,956
	Berjaya Sports Toto Bhd.	11,726,469	5,888
	DRB-Hicom Bhd.	12,731,000	5,728
	Malaysian Resources Corp. Bhd.	32,531,100	5,688
	Cahya Mata Sarawak Bhd.	7,501,300	5,205
	Unisem M Bhd.	7,429,500	5,136
*	Bumi Armada Bhd.	49,858,087	4,821
	Supermax Corp. Bhd.	5,918,400	4,510
	Pavilion REIT	10,941,600	4,157
	Bermaz Auto Bhd.	8,837,140	4,014
	Muhibbah Engineering M Bhd.	5,659,300	3,750
	Scientex Bhd.	1,823,973	3,744
	Pos Malaysia Bhd.	4,831,700	3,419
	UEM Sunrise Bhd.	20,651,940	3,387
*	Velesto Energy Bhd.	52,169,539	3,237
	WCT Holdings Bhd.	16,391,194	3,177
*	Eastern & Oriental Bhd.	10,941,855	3,093
*	Lafarge Malaysia Bhd.	5,847,968	3,006
*	Eco World Development Group Bhd.	12,486,200	2,986
*	Berjaya Corp. Bhd.	43,539,114	2,916
	MMC Corp. Bhd.	11,157,100	2,857
	Sunway Construction Group Bhd.	6,932,025	2,409
*	AirAsia X Bhd.	24,412,550	1,345
	Datasonic Group Bhd.	8,280,300	713
*	KNM Group Bhd.	19,913,225	642
	KPJ Healthcare Bhd.	2,232,600	555
	Syarikat Takaful Malaysia Keluarga Bhd.	535,800	499
*	UMW Oil & Gas Corp. Warrants Expire 09/30/2024	12,999,819	311
*	Malaysian Resources Corp. Bhd. Warrants Expire 12/31/2027	2,634,201	151
*	Sunway Bhd. Warrants Expire 12/31/2024	2,118,838	147
	Malaysia Marine and Heavy Engineering Holdings Bhd.	1,024,471	144
*	Mulpha International Bhd.	178,075	79
*	Datasonic Group Bhd. Warrants Expire 07/05/2023	4,140,150	74
*	WCT Holdings Bhd. Warrants Expire 08/24/2020	1,594,005	36
*	OSK Holdings Bhd. Warrants Expire 07/22/2020	1,716,558	33
*	BIMB Holdings Bhd. Warrants Expire 12/04/2023	741,960	31
*	AirAsia X Bhd. Warrants Expire 06/08/2020	1,955,625	30
§	RHB Bank Bhd.	9,155,400	22
*	Mah Sing Group Warrants Expire 01/15/2026	895,021	13
*	KPJ Healthcare Warrants Expire 01/23/2019	1,277,920	12
*	KNM Group Bhd. Warrants Expire 04/21/2020	1,085,088	8
*	CB Industrial Product Holding Bhd Warrants Expire 10/31/2019	462,666	8
*	Eastern & Oriental Bhd Warrants Expire 07/21/2019	1,014,820	6
			2,368,512
Malta (0.0%)
*,§	BGP Holdings PLC	17,449,685	—

Mexico (0.7%)
	America Movil SAB de CV	411,629,989	298,085
	Fomento Economico Mexicano SAB de CV	31,445,666	267,331
	Grupo Financiero Banorte SAB de CV	42,203,224	232,195
	Wal-Mart de Mexico SAB de CV	77,356,267	197,568
	Grupo Mexico SAB de CV Class B	53,982,576	124,557
	Grupo Televisa SAB	37,518,283	108,159
*	Cemex SAB de CV	215,066,405	107,357
	Grupo Bimbo SAB de CV Class A	35,469,937	66,441
	Grupo Aeroportuario del Sureste SAB de CV Class B	3,080,603	51,205

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Fibra Uno Administracion SA de CV	45,876,849	49,302
	Alfa SAB de CV Class A	46,360,992	48,864
	Coca-Cola Femsa SAB de CV	7,781,769	44,385
	Grupo Financiero Inbursa SAB de CV	33,687,208	43,665
	Mexichem SAB de CV	15,880,531	41,950
	Grupo Aeroportuario del Pacifico SAB de CV Class B	4,967,926	41,099
	Grupo Elektra SAB DE CV	959,194	40,598
	Gruma SAB de CV Class B	3,185,673	33,247
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B	25,762,864	32,126
	Infraestructura Energetica Nova SAB de CV	7,798,966	30,573
	Arca Continental SAB de CV	5,885,912	29,599
	Promotora y Operadora de Infraestructura SAB de CV	3,139,970	28,575
	Industrias Penoles SAB de CV	1,839,504	25,926
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	4,876,507	25,517
	Alsea SAB de CV	8,342,394	21,331
2	Banco del Bajio SA	10,796,213	21,222
	Megacable Holdings SAB de CV	4,706,287	20,868
	Kimberly-Clark de Mexico SAB de CV Class A	12,939,096	18,651
	Grupo Carso SAB de CV	6,206,964	18,267
	El Puerto de Liverpool SAB de CV	2,848,976	18,055
^	Elis SA	871,981	17,583
*	Regional SAB de CV	3,384,071	16,481
	PLA Administradora Industrial S de RL de CV	11,522,080	14,010
	Gentera SAB de CV	16,387,693	13,279
	Macquarie Mexico Real Estate Management SA de CV	11,836,249	11,526
*	Telesites SAB de CV	18,153,766	11,198
	Becle SAB de CV	8,814,987	10,827
	Corp Inmobiliaria Vesta SAB de CV	8,296,977	10,130
	Bolsa Mexicana de Valores SAB de CV	6,466,801	9,745
	Prologis Property Mexico SA de CV	4,874,243	8,593
*	Alpek SAB de CV	6,092,209	8,020
	Grupo Comercial Chedraui SA de CV	4,498,861	7,953
	Grupo Lala SAB de CV	8,520,053	7,445
	Industrias Bachoco SAB de CV Class B	2,020,086	7,410
*	Genomma Lab Internacional SAB de CV Class B	11,187,594	7,187
*	Cemex SAB de CV ADR	1,289,702	6,500
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	10,395,578	6,356
2	Nemak SAB de CV	8,419,655	6,130
*	Hoteles City Express SAB de CV	5,400,300	5,947
*	La Comer SAB de CV	5,618,391	5,858
2	GMexico Transportes SAB de CV	4,040,046	5,531
	Grupo Herdez SAB de CV	2,959,746	5,499
	Qualitas Controladora SAB de CV	2,716,309	5,473
	OHL Mexico SAB de CV	3,535,775	4,862
*	Grupo Aeromexico SAB de CV	4,309,974	4,755
2	Concentradora Fibra Hotelera Mexicana SA de CV	9,581,474	4,599
*	Organizacion Soriana SAB de CV Class B	3,326,991	4,344
	Rassini SAB de CV	1,227,462	4,162
	Credito Real SAB de CV SOFOM ER	3,527,379	4,036
*	Industrias CH SAB de CV Class B	1,086,414	3,897
	Concentradora Fibra Danhos SA de CV	2,917,872	3,842
	Grupo Aeroportuario del Pacifico SAB de CV ADR	42,869	3,553
*	Grupo GICSA SAB de CV	8,573,128	3,338
	Unifin Financiera SAB de CV SOFOM ENR	1,585,478	2,996
	Consorcio ARA SAB de CV	8,541,981	2,267
*	Axtel SAB de CV	12,299,559	2,004
	Promotora y Operadora de Infraestructura SAB de CV Class L	281,923	1,936
	Grupo Rotoplas SAB de CV	1,997,063	1,932
	TV Azteca SAB de CV	17,532,235	1,890
*,2	Elementia SAB de CV	2,817,412	1,595
*	Grupo Simec SAB de CV Class B	381,023	1,034
			2,352,441
Netherlands (2.2%)
	Unilever NV	22,625,696	1,215,799

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	ASML Holding NV	6,080,172	1,047,280
	ING Groep NV	58,246,861	689,123
	Koninklijke Philips NV	13,870,580	517,318
	Koninklijke Ahold Delhaize NV	17,645,239	403,911
	Akzo Nobel NV	3,767,355	316,328
	Heineken NV	3,515,594	316,291
*	Unibail-Rodamco-Westfield (XAMS)	1,526,610	276,256
	Wolters Kluwer NV	4,130,879	234,365
	Koninklijke DSM NV	2,609,683	227,850
	ArcelorMittal	9,036,637	225,492
	NN Group NV	4,931,179	211,737
	Aegon NV	25,601,133	157,004
2	ABN AMRO Group NV	6,183,490	151,667
	Heineken Holding NV	1,574,024	136,148
	Koninklijke KPN NV	49,509,193	130,632
	ASR Nederland NV	2,075,983	94,244
*	Unibail-Rodamco-Westfield (XPAR)	487,558	88,512
	Randstad NV	1,648,452	82,938
*	Gemalto NV	1,243,847	70,943
*	Galapagos NV	686,571	70,538
	IMCD NV	798,566	54,153
	Aalberts Industries NV	1,460,362	53,534
	SBM Offshore NV	2,637,205	45,440
	Koninklijke Vopak NV	1,003,667	45,389
2	Signify NV	1,691,885	41,679
*	OCI NV	1,431,985	40,687
^	Boskalis Westminster	1,189,867	34,212
	TKH Group NV	648,734	32,769
	Eurocommercial Properties NV	721,118	26,661
	APERAM SA	764,410	26,103
	Corbion NV	836,390	25,397
	ASM International NV	572,489	24,576
*	BE Semiconductor Industries NV	1,092,759	23,361
^	Wereldhave NV	648,393	22,247
	Sligro Food Group NV	481,334	21,335
	AMG Advanced Metallurgical Group NV	448,158	21,323
*	VEON Ltd.	7,362,165	21,238
*,^	ALTICE EUROPE NV	8,750,971	20,819
	PostNL NV	6,631,363	19,592
*,2	Takeaway.com NV	301,747	17,745
2	GrandVision NV	696,990	17,577
2	Intertrust NV	1,071,263	17,281
*,^	Fugro NV	1,226,945	15,764
*	TomTom NV	1,774,266	14,818
^	Arcadis NV	1,021,555	13,772
2	Flow Traders	407,360	12,992
	Koninklijke BAM Groep NV	3,769,506	12,950
*,2	Basic-Fit NV	446,081	12,844
	Vastned Retail NV	246,035	9,738
	NSI NV	236,462	9,325
	Wessanen	799,478	8,371
	Koninklijke Volkerwessels NV	379,426	6,744
*,2	B&S Group Sarl	351,880	6,136
	Accell Group NV	331,311	5,757
	ForFarmers NV	493,285	5,555
2	NIBC Holding NV	398,615	3,628
	Brunel International NV	265,572	3,285
	Aegon NV (XNYS)	514,106	3,126
*	ALTICE EUROPE NV Class B	575,239	1,373
*,^,§	SRH NV	672,039	—
			7,463,672
New Zealand (0.2%)
	Fisher & Paykel Healthcare Corp. Ltd.	8,425,705	74,950
*	a2 Milk Co. Ltd.	10,864,664	74,550

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Spark New Zealand Ltd.	27,998,169	72,309
	Auckland International Airport Ltd.	14,313,934	65,459
*	Fletcher Building Ltd. (XNZE)	12,851,925	50,906
	Ryman Healthcare Ltd.	6,266,281	49,651
	Contact Energy Ltd.	10,953,116	40,048
	Meridian Energy Ltd.	18,235,356	37,408
	SKYCITY Entertainment Group Ltd.	10,266,825	25,712
	Mercury NZ Ltd.	10,400,378	23,122
	Z Energy Ltd.	5,473,301	21,829
	Mainfreight Ltd.	1,152,053	21,385
	Chorus Ltd.	6,577,623	20,410
	Trade Me Group Ltd.	5,785,959	18,343
	EBOS Group Ltd.	1,279,809	17,445
	Kiwi Property Group Ltd.	19,697,678	16,907
	Goodman Property Trust	14,865,994	14,562
	Air New Zealand Ltd.	7,819,879	14,298
	Summerset Group Holdings Ltd.	3,159,309	13,771
	Infratil Ltd.	5,652,409	12,636
	Genesis Energy Ltd.	7,044,144	10,761
	Precinct Properties New Zealand Ltd.	11,324,140	10,437
	Freightways Ltd.	2,040,126	9,830
	Metlifecare Ltd.	2,402,278	9,153
*	Restaurant Brands New Zealand Ltd.	1,524,048	8,543
	SKY Network Television Ltd.	5,665,021	8,307
*	Synlait Milk Ltd.	1,445,280	8,226
	Argosy Property Ltd.	11,425,666	7,981
	Vector Ltd.	3,465,954	7,706
	Vital Healthcare Property Trust	4,798,548	6,497
§	Heartland Group Holdings Ltd.	6,175,958	6,206
	Tourism Holdings Ltd.	1,685,085	5,508
	Kathmandu Holdings Ltd.	2,480,324	4,352
	New Zealand Refining Co. Ltd.	2,522,709	3,880
*	TOWER Ltd.	6,192,666	2,996
			796,084
Norway (0.6%)
	Equinor ASA	14,683,187	379,800
	DNB ASA	15,866,429	286,649
^	Telenor ASA	9,969,249	182,790
	Marine Harvest ASA	6,032,004	146,037
	Yara International ASA	2,617,022	112,384
	Norsk Hydro ASA	19,957,424	103,495
	Orkla ASA	11,752,347	101,415
	Storebrand ASA	7,106,270	59,059
	Aker BP ASA	1,607,603	52,721
	TGS NOPEC Geophysical Co. ASA	1,552,627	51,865
	Subsea 7 SA	3,852,517	48,354
	Schibsted ASA Class A	1,348,511	46,672
	Tomra Systems ASA	1,659,690	41,113
	Salmar ASA	778,178	41,077
	Schibsted ASA Class B	1,285,819	40,688
	Gjensidige Forsikring ASA	2,546,419	39,401
	Leroy Seafood Group ASA	3,913,727	36,078
	Bakkafrost P/F	595,197	33,438
	SpareBank 1 SR-Bank ASA	2,639,614	29,344
	Aker ASA	357,496	27,158
	Austevoll Seafood ASA	1,378,886	22,160
*	Borr Drilling Ltd.	5,596,530	21,691
2	Entra ASA	1,590,717	21,525
*	Norwegian Finans Holding ASA	2,311,976	20,650
	SpareBank 1 SMN	1,871,849	19,077
	DNO ASA	9,347,073	17,867
	Veidekke ASA	1,586,631	16,555
*,2	Aker Solutions ASA	2,363,884	15,554
	Atea ASA	1,179,756	15,550

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Petroleum Geo-Services ASA	4,837,434	15,035
	Borregaard ASA	1,487,464	13,396
	Kongsberg Gruppen ASA	745,251	12,237
	Grieg Seafood ASA	828,120	12,073
2	Sbanken ASA	1,184,928	11,801
*,2	Elkem ASA	3,577,856	10,628
2	Evry AS	2,487,616	9,133
*,^	Nordic Semiconductor ASA	2,129,709	9,066
	Norway Royal Salmon ASA	276,127	8,124
^,2	XXL ASA	1,426,925	7,342
	Sparebank 1 Oestlandet	545,030	5,660
	Ocean Yield ASA	713,979	5,415
*	Wallenius Wilhelmsen ASA	1,515,843	5,209
*,^	Norwegian Air Shuttle ASA	201,816	5,142
*,^,2	BW LPG Ltd.	1,072,110	5,058
	Stolt-Nielsen Ltd.	351,018	4,713
*	Akastor ASA	2,064,811	4,025
*	Otello Corp. ASA	1,803,686	3,028
	Hoegh LNG Holdings Ltd.	554,952	2,592
			2,179,844
Other (0.2%)[3]
4	Vanguard FTSE Emerging Markets ETF	15,759,336	596,648

Pakistan (0.0%)
	Oil & Gas Development Co. Ltd.	10,768,200	12,896
	Engro Corp. Ltd.	4,873,202	12,325
	Habib Bank Ltd.	10,448,900	11,489
	Pakistan Petroleum Ltd.	8,004,177	11,269
	MCB Bank Ltd.	6,988,693	10,444
	Lucky Cement Ltd.	2,764,030	10,401
	Pakistan State Oil Co. Ltd.	4,572,346	9,660
	Hub Power Co. Ltd.	10,772,857	7,528
	Pakistan Oilfields Ltd.	1,804,440	7,417
	United Bank Ltd.	6,143,331	6,962
	Fauji Fertilizer Co. Ltd.	8,148,026	6,048
	Engro Fertilizers Ltd.	7,930,350	4,854
	Bank Alfalah Ltd.	12,149,500	4,804
	SUI Northern Gas Pipeline	5,594,791	3,882
	DG Khan Cement Co. Ltd.	4,681,469	3,733
	Nishat Mills Ltd.	2,673,174	2,968
*	SUI Southern Gas Co. Ltd.	13,269,000	2,578
	Millat Tractors Ltd.	329,510	2,477
*	Searle Co. Ltd.	1,054,818	2,345
*	National Bank of Pakistan	6,316,000	2,299
	Kot Addu Power Co. Ltd.	5,187,171	2,105
	Fauji Cement Co. Ltd.	7,235,471	1,436
	Fauji Fertilizer Bin Qasim Ltd.	3,100,000	894
	Thal Ltd.	230,434	773
	Pakistan Telecommunication Co. Ltd.	1,575,500	131
			141,718
Peru (0.1%)
	Credicorp Ltd. (XNYS)	840,008	189,598
	Cia de Minas Buenaventura SAA ADR	3,046,098	42,158
	Credicorp Ltd. (XLIM)	141,898	31,927
	Volcan Cia Minera SAA Class B	34,401,181	6,326
	Cia de Minas Buenaventura SAA	289,871	3,947
			273,956
Philippines (0.3%)
	SM Investments Corp.	7,172,070	120,905
	SM Prime Holdings Inc.	137,195,679	86,738
	Ayala Land Inc.	106,748,123	79,208
	BDO Unibank Inc.	29,033,700	66,505
	Ayala Corp.	3,687,425	63,480
	PLDT Inc.	1,713,319	44,216

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Bank of the Philippine Islands	26,370,923	40,547
	Universal Robina Corp.	13,240,852	32,209
	Jollibee Foods Corp.	6,011,625	31,045
	Metropolitan Bank & Trust Co.	24,395,083	29,929
	International Container Terminal Services Inc.	16,042,265	27,149
	Manila Electric Co.	3,878,374	26,696
	GT Capital Holdings Inc.	1,382,575	19,650
	Metro Pacific Investments Corp.	210,473,421	18,906
	Security Bank Corp.	6,778,076	18,317
	JG Summit Holdings Inc.	19,227,880	17,027
	Aboitiz Equity Ventures Inc.	19,296,188	16,975
	Globe Telecom Inc.	429,497	16,782
	Aboitiz Power Corp.	23,038,717	14,519
	DMCI Holdings Inc.	59,800,019	14,362
	Megaworld Corp.	168,522,436	13,904
*	Alliance Global Group Inc.	60,450,100	12,874
	Robinsons Land Corp.	29,869,886	11,741
	LT Group Inc.	40,364,399	10,946
	Puregold Price Club Inc.	13,294,818	10,099
	Robinsons Retail Holdings Inc.	6,740,051	9,553
	Pilipinas Shell Petroleum Corp.	10,488,066	9,536
	Semirara Mining & Power Corp. Class A	16,451,560	8,604
	Bloomberry Resorts Corp.	49,588,473	7,796
	Manila Water Co. Inc.	16,408,872	7,676
	D&L Industries Inc.	31,425,010	6,695
	Vista Land & Lifescapes Inc.	58,515,855	5,782
	Petron Corp.	35,264,570	5,338
	First Gen Corp.	17,150,608	5,014
*	Melco Resorts And Entertainment Philippines Corp.	26,430,757	3,542
	Filinvest Land Inc.	127,692,649	3,343
	Century Pacific Food Inc.	12,969,955	3,240
	Cebu Air Inc.	2,459,715	2,940
	Nickel Asia Corp.	37,792,436	1,795
*,2	CEMEX Holdings Philippines Inc.	29,672,829	1,176
*	DoubleDragon Properties Corp.	2,696,136	969
	Lopez Holdings Corp.	2,024,425	160
*	Energy Development Corp.	41,300	5
	Emperador Inc.	26,219	3
			927,896
Poland (0.3%)
	Powszechna Kasa Oszczednosci Bank Polski SA	12,775,485	132,679
	Polski Koncern Naftowy ORLEN SA	4,649,402	111,806
	Powszechny Zaklad Ubezpieczen SA	8,393,166	85,535
	Bank Polska Kasa Opieki SA	2,370,001	64,612
*	KGHM Polska Miedz SA	2,059,069	46,551
*	Polskie Gornictwo Naftowe i Gazownictwo SA	26,391,946	43,053
*	CD Projekt SA	932,002	38,367
	Santander Bank Polska SA	431,789	38,259
*	PGE Polska Grupa Energetyczna SA	11,070,283	30,291
	Grupa Lotos SA	1,472,862	26,557
	LPP SA	12,687	25,938
*	Cyfrowy Polsat SA	3,884,414	22,336
*	Alior Bank SA	1,440,906	21,629
*	Bank Millennium SA	8,801,380	20,261
	CCC SA	427,956	18,614
	mBank SA	187,007	18,186
*,2	Dino Polska SA	720,342	15,829
*	Jastrzebska Spolka Weglowa SA	766,135	14,729
	Asseco Poland SA	1,097,768	13,813
*	AmRest Holdings SE	1,134,630	11,718
^	KRUK SA	241,120	11,587
*	Orange Polska SA	9,887,822	11,175
	Kernel Holding SA	732,089	9,373
	Bank Handlowy w Warszawie SA	464,692	8,475

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
2	PLAY Communications SA	1,749,089	7,507
*	Tauron Polska Energia SA	15,528,889	7,203
*	Enea SA	2,995,251	6,272
*	Energa SA	2,896,797	5,881
	Eurocash SA	1,098,106	5,840
	Budimex SA	148,971	4,811
	Grupa Azoty SA	673,527	4,542
*	PKP Cargo SA	407,340	4,272
	Ciech SA	382,878	4,233
	Warsaw Stock Exchange	386,725	3,891
*	Lubelski Wegiel Bogdanka SA	157,528	2,208
*	Boryszew SA	1,054,031	1,314
	Neuca SA	20,649	1,238
*,§	getBACK SA	560,985	547
			901,132
Portugal (0.1%)
	Galp Energia SGPS SA	7,731,127	134,431
	EDP - Energias de Portugal SA	33,904,661	119,113
	Jeronimo Martins SGPS SA	3,679,468	45,162
*	Banco Comercial Portugues SA	117,782,713	31,682
	EDP Renovaveis SA	2,220,577	19,949
	Navigator Co. SA	3,834,891	19,087
	NOS SGPS SA	3,212,591	18,019
^	REN - Redes Energeticas Nacionais SGPS SA	5,628,373	14,986
	Sonae SGPS SA	13,728,318	13,717
	Altri SGPS SA	1,058,314	9,275
^	CTT-Correios de Portugal SA	2,295,430	8,803
	Semapa-Sociedade de Investimento e Gestao	345,609	6,592
^	Corticeira Amorim SGPS SA	487,619	5,359
*	Mota-Engil SGPS SA	1,297,207	2,569
*	Banco Espirito Santo SA	19,970,703	68
			448,812
Qatar (0.2%)
	Qatar National Bank QPSC	6,580,275	352,220
	Industries Qatar QSC	3,043,063	117,095
	Qatar Islamic Bank SAQ	1,703,960	71,593
	Masraf Al Rayan QSC	5,493,431	57,298
	Qatar Electricity & Water Co. QSC	737,605	38,050
	Commercial Bank PQSC	2,889,437	32,850
	Barwa Real Estate Co.	2,892,621	29,682
	Ooredoo QPSC	1,205,088	22,833
	Qatar Gas Transport Co. Ltd.	4,068,175	19,460
	Qatar Navigation QSC	825,011	16,105
	Doha Bank QPSC	2,212,575	13,369
*	Vodafone Qatar QSC	5,042,118	11,366
	Qatar International Islamic Bank QSC	587,598	10,013
	United Development Co. QSC	2,464,932	9,464
*	Ezdan Holding Group QSC	2,273,340	6,837
*	Gulf International Services QSC	1,275,097	6,288
	Gulf Warehousing Co.	382,428	4,260
	Medicare Group	201,361	3,544
	Al Meera Consumer Goods Co. QSC	69,541	2,788
*	Salam International Investment Ltd. QSC	1,212,090	1,587
			826,702
Russia (0.8%)
	LUKOIL PJSC	6,098,288	457,184
	Sberbank of Russia PJSC	153,608,403	441,514
	Gazprom PJSC	135,201,551	318,522
	Tatneft PJSC	17,312,317	204,697
	Novatek PJSC	12,277,271	195,528
	MMC Norilsk Nickel PJSC	665,628	111,209
	Rosneft Oil Co. PJSC	14,346,713	100,047
	Lukoil PJSC ADR	875,458	65,273

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Surgutneftegas OAO Preference Shares	110,645,218	63,924
Novatek PJSC GDR	364,700	61,509
AK Transneft OAO Preference Shares	23,120	60,016
Tatneft PJSC ADR (XLON)	843,362	59,196
Alrosa PJSC	37,191,804	56,401
Gazprom PJSC ADR	10,956,653	51,808
Magnit PJSC GDR	3,755,581	50,020
Mobile TeleSystems PJSC ADR	5,828,777	46,689
Surgutneftegas PJSC	96,352,151	38,750
VTB Bank PJSC	63,891,111,587	35,505
Severstal PJSC	2,048,496	32,008
Inter RAO UES PJSC	522,341,895	31,603
Moscow Exchange MICEX-RTS PJSC	21,676,276	28,895
Novolipetsk Steel PJSC GDR	977,675	23,542
Rosneft Oil Co. PJSC GDR	3,017,261	21,140
Polyus PJSC GDR	635,434	19,585
Magnitogorsk Iron & Steel Works PJSC	26,535,721	19,293
PhosAgro PJSC GDR	1,440,611	18,824
Tatneft PAO Preference Shares	2,281,309	18,170
Mobile TeleSystems PJSC	3,950,487	15,494
RusHydro PJSC	1,740,106,366	14,523
Rostelecom PJSC	12,629,143	13,421
Magnit PJSC	239,301	13,051
Severstal PJSC GDR	755,113	11,722
Federal Grid Co. Unified Energy System PJSC	3,974,843,662	9,232
Aeroflot PJSC	6,236,005	9,207
Safmar Financial Investment	954,206	8,755
Novolipetsk Steel PJSC	3,380,230	8,232
Surgutneftegas PJSC ADR	1,910,067	7,590
VTB Bank PJSC GDR	5,391,278	6,787
Unipro PJSC	158,734,196	6,525
Bashneft PJSC	220,999	6,464
* M.Video PJSC	1,018,940	6,170
* RussNeft PJSC	622,940	5,272
* Uralkali PJSC	3,856,188	4,935
2 Detsky Mir PJSC	3,420,958	4,643
TMK PJSC	4,954,776	4,600
ROSSETI PJSC	400,569,850	4,093
* Raspadskaya OJSC	2,202,948	4,014
MMC Norilsk Nickel PJSC ADR	206,215	3,414
Sistema PJSFC GDR	1,306,157	3,023
Mosenergo PJSC	99,479,556	2,910
ENEL RUSSIA PJSC	181,152,396	2,909
Mechel PJSC Preference Shares	1,802,910	2,688
* Mechel PJSC ADR	711,000	1,948
Sistema PJSFC	15,957,488	1,891
OGK-2 PJSC	277,155,958	1,462
TGC-1 PJSC	10,822,122,665	1,410
Bashneft PAO Preference Shares	42,869	1,181
* Mechel PJSC	805,193	1,126
PhosAgro PJSC	14,618	549
Sberbank of Russia PJSC ADR (XLON)	39,218	461
Tatneft PJSC ADR (OOTC)	3,534	251
Sberbank of Russia PJSC ADR	8,082	94
LSR Group PJSC GDR	34,628	64
Gazprom PJSC ADR	10,809	51
		2,821,014
Singapore (0.9%)
DBS Group Holdings Ltd.	27,017,776	458,422
Oversea-Chinese Banking Corp. Ltd.	49,036,706	380,939
United Overseas Bank Ltd.	19,205,508	339,563
Singapore Telecommunications Ltd.	111,398,173	254,456
Keppel Corp. Ltd.	21,636,546	96,941
CapitaLand Ltd.	38,043,200	86,415

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Wilmar International Ltd.	29,498,514	67,384
Ascendas REIT	36,327,122	66,148
Singapore Exchange Ltd.	12,667,992	62,666
Singapore Technologies Engineering Ltd.	23,190,001	59,509
Genting Singapore Ltd.	87,398,738	55,618
CapitaLand Mall Trust	34,931,096	53,204
Singapore Airlines Ltd.	7,729,874	52,989
ComfortDelGro Corp. Ltd.	30,939,086	50,377
Singapore Press Holdings Ltd.	24,581,439	47,109
CapitaLand Commercial Trust	36,044,730	45,040
Venture Corp. Ltd.	3,872,342	42,868
City Developments Ltd.	7,108,359	40,624
Suntec REIT	30,236,353	38,696
SATS Ltd.	9,926,070	35,724
Mapletree Commercial Trust	29,398,443	34,184
Jardine Cycle & Carriage Ltd.	1,535,490	33,628
UOL Group Ltd.	7,603,471	33,118
Sembcorp Industries Ltd.	14,142,812	28,874
Mapletree Logistics Trust	31,680,456	27,686
Mapletree North Asia Commercial Trust	32,255,104	26,348
Mapletree Industrial Trust	19,380,218	25,865
NetLink NBN Trust	43,934,730	24,752
Keppel REIT	29,965,324	24,461
Hutchison Port Holdings Trust	74,587,263	18,348
Singapore Post Ltd.	23,092,964	17,385
Golden Agri-Resources Ltd.	93,234,480	17,190
Frasers Logistics & Industrial Trust	21,271,286	15,661
^ Sembcorp Marine Ltd.	12,526,856	14,430
Ascott Residence Trust	16,381,978	12,440
Keppel DC REIT	12,767,584	12,280
StarHub Ltd.	8,889,159	12,079
CDL Hospitality Trusts	11,470,065	12,012
Frasers Centrepoint Trust	7,649,559	11,935
United Engineers Ltd.	6,168,497	11,720
Manulife US REIT	15,645,092	11,130
Raffles Medical Group Ltd.	13,133,162	9,974
Parkway Life REIT	5,054,308	9,494
Keppel Infrastructure Trust	28,098,254	9,338
Frasers Commercial Trust	9,098,049	9,011
Starhill Global REIT	18,622,783	9,011
Ascendas India Trust	11,306,200	8,806
Bukit Sembawang Estates Ltd.	2,226,500	8,597
First Resources Ltd.	7,131,560	8,132
M1 Ltd.	5,265,524	8,020
ESR-REIT	22,819,397	7,999
CapitaLand Retail China Trust	7,761,669	7,685
Cache Logistics Trust	14,806,375	7,327
Wing Tai Holdings Ltd.	5,185,283	7,227
OUE Hospitality Trust	13,879,029	6,811
^ Fortune REIT (XSES)	6,141,000	6,784
AIMS AMP Capital Industrial REIT	6,991,193	6,762
SIA Engineering Co. Ltd.	3,254,554	6,648
Ascendas Hospitality Trust	11,243,566	6,411
First REIT	7,365,729	6,385
Sheng Siong Group Ltd.	7,528,236	5,872
Frasers Hospitality Trust	10,396,808	5,294
Far East Hospitality Trust	11,781,001	5,063
SPH REIT	7,028,471	5,002
Lippo Malls Indonesia Retail Trust	27,080,710	4,694
Asian Pay Television Trust	20,358,477	4,635
Frasers Property Ltd.	3,783,742	4,313
RHT Health Trust	8,011,260	4,280
Soilbuild Business Space REIT	10,380,111	4,272
Sabana Shari'ah Compliant Industrial REIT	12,885,858	3,719

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Accordia Golf Trust	10,265,291	3,669
	OUE Ltd.	3,603,451	3,647
	Silverlake Axis Ltd.	9,972,783	3,098
^	Yoma Strategic Holdings Ltd.	16,568,132	3,054
	GuocoLand Ltd.	1,879,985	2,268
	Boustead Singapore Ltd.	3,584,502	2,023
	Bumitama Agri Ltd.	3,626,730	1,690
*,^,§	Hyflux Ltd.	7,030,168	1,066
*,^	Noble Group Ltd.	13,223,534	782
*,^,§	China Fishery Group Ltd.	9,033,000	496
*,^,§	Ezra Holdings Ltd.	20,298,532	161
*	Ezion Holdings Ltd. Warrants Expire 04/15/2020	3,136,323	3
*,^	Ezion Holdings Ltd. Warrants Expire 04/16/2023	12,879,086	—
	Indofood Agri Resources Ltd.	30	—
			2,979,741
South Africa (1.4%)
	Naspers Ltd.	6,381,778	1,119,370
	Sasol Ltd.	7,911,382	258,544
	Standard Bank Group Ltd.	19,087,558	211,475
	FirstRand Ltd.	47,656,928	208,150
	MTN Group Ltd.	26,980,389	156,673
	Sanlam Ltd.	26,046,516	131,153
	Absa Group Ltd.	10,555,861	106,660
	Old Mutual Ltd. (XLON)	67,312,810	101,482
	Remgro Ltd.	7,687,181	99,101
	Nedbank Group Ltd.	5,546,773	93,769
	Bid Corp. Ltd.	4,986,622	93,369
	Shoprite Holdings Ltd.	6,680,208	81,553
	Vodacom Group Ltd.	8,952,136	75,491
	Growthpoint Properties Ltd.	43,337,707	66,537
	Bidvest Group Ltd.	5,043,250	62,938
	AngloGold Ashanti Ltd.	6,097,420	59,347
	Aspen Pharmacare Holdings Ltd.	5,556,361	58,758
	Mr Price Group Ltd.	3,724,908	58,322
	Discovery Ltd.	5,043,463	54,128
	Capitec Bank Holdings Ltd.	803,066	53,950
	Redefine Properties Ltd.	80,204,792	52,130
	RMB Holdings Ltd.	9,920,378	50,107
	Woolworths Holdings Ltd.	14,480,606	50,009
	Clicks Group Ltd.	3,720,082	47,389
	Sappi Ltd.	8,427,525	47,350
	NEPI Rockcastle plc	5,139,515	44,398
	Tiger Brands Ltd.	2,410,821	43,182
	Mondi Ltd.	1,766,094	42,269
	Exxaro Resources Ltd.	3,759,446	38,451
	Foschini Group Ltd.	3,421,854	37,460
	PSG Group Ltd.	2,507,908	37,399
	Netcare Ltd.	22,254,961	37,355
	SPAR Group Ltd.	2,955,382	35,239
	Truworths International Ltd.	6,415,429	35,142
	AVI Ltd.	5,121,701	34,729
	Life Healthcare Group Holdings Ltd.	20,686,540	34,351
	Gold Fields Ltd.	11,998,269	31,720
	Anglo American Platinum Ltd.	924,455	30,098
	Investec Ltd.	4,503,423	27,957
	Imperial Holdings Ltd.	2,416,466	26,812
	Barloworld Ltd.	3,265,878	26,620
	Rand Merchant Investment Holdings Ltd.	10,612,475	24,660
	Pick n Pay Stores Ltd.	5,253,799	24,283
	Hyprop Investments Ltd.	3,812,210	23,334
*	Sibanye Gold Ltd.	27,317,747	19,005
*	MMI Holdings Ltd.	15,651,150	18,979
*	Impala Platinum Holdings Ltd.	10,124,251	18,604
	Telkom SA SOC Ltd.	4,488,193	16,335

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Resilient REIT Ltd.	3,962,951	16,081
	Fortress REIT Ltd. Class B	15,642,371	15,289
	Fortress REIT Ltd. Class A	13,248,508	15,200
^	Kumba Iron Ore Ltd.	771,205	15,121
	KAP Industrial Holdings Ltd.	28,137,713	14,862
	Vukile Property Fund Ltd.	10,633,796	14,650
*	Super Group Ltd.	5,328,871	14,441
	JSE Ltd.	1,266,199	14,068
*	Northam Platinum Ltd.	5,242,085	13,826
	Liberty Holdings Ltd.	1,806,409	13,251
	African Rainbow Minerals Ltd.	1,526,525	12,925
	Reunert Ltd.	2,373,433	12,823
	Coronation Fund Managers Ltd.	3,832,398	12,767
	Santam Ltd.	608,551	12,756
*,2	Pepkor Holdings Ltd.	10,240,781	12,697
*	Harmony Gold Mining Co. Ltd.	6,391,133	11,932
*	Brait SE	4,736,011	11,854
	Pioneer Foods Group Ltd.	2,150,809	11,818
2	Dis-Chem Pharmacies Ltd.	5,957,517	11,673
	Tsogo Sun Holdings Ltd.	7,524,341	10,321
	Assore Ltd.	486,568	10,196
	AECI Ltd.	1,557,193	10,021
*	Nampak Ltd.	9,753,487	9,840
	Massmart Holdings Ltd.	1,488,062	9,664
	Attacq Ltd.	9,561,778	9,433
	SA Corporate Real Estate Ltd.	34,927,411	9,365
*	PPC Ltd.	21,330,424	8,603
*	Famous Brands Ltd.	1,175,686	8,366
	Astral Foods Ltd.	558,163	7,507
	Wilson Bayly Holmes-Ovcon Ltd.	723,453	7,505
	Old Mutual Ltd. (XJSE)	4,827,318	7,422
	Omnia Holdings Ltd.	930,433	7,331
	Emira Property Fund Ltd.	6,976,986	7,035
	Advtech Ltd.	7,255,773	7,024
*	Sun International Ltd.	1,753,258	7,002
	MAS Real Estate Inc.	4,651,435	6,649
	Hosken Consolidated Investments Ltd.	766,412	6,579
	Equites Property Fund Ltd.	4,718,079	6,406
	Murray & Roberts Holdings Ltd.	5,527,906	6,361
	Cashbuild Ltd.	329,172	6,008
	Tongaat Hulett Ltd.	1,546,817	5,956
	EPP NV	4,209,074	5,922
	Arrowhead Properties Ltd.	14,085,974	5,130
	DataTec Ltd.	3,006,219	4,763
	City Lodge Hotels Ltd.	513,255	4,554
	Zeder Investments Ltd.	14,096,657	4,488
*,^	Steinhoff International Holdings NV (XJSE)	34,997,957	4,258
	Alexander Forbes Group Holdings Ltd.	11,989,065	4,223
	EOH Holdings Ltd.	1,833,109	4,092
	Hudaco Industries Ltd.	414,027	3,939
	Adcock Ingram Holdings Ltd.	1,002,661	3,909
*,^	Curro Holdings Ltd.	2,386,934	3,878
*	Allied Electronics Corp. Ltd.	3,059,243	3,641
*	Long4Life Ltd.	11,901,878	3,621
	Peregrine Holdings Ltd.	2,526,078	3,511
	Mpact Ltd.	2,340,350	3,299
	Oceana Group Ltd.	476,742	2,814
	Metair Investments Ltd.	2,786,307	2,742
*	Blue Label Telecoms Ltd.	7,743,708	2,722
	Delta Property Fund Ltd.	6,663,262	2,703
	Rebosis Property Fund Ltd.	6,415,877	2,700
*	Grindrod Ltd.	5,905,262	2,656
	Alviva Holdings Ltd.	2,127,800	2,540
	Raubex Group Ltd.	1,885,442	2,422

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Lewis Group Ltd.	1,101,492	2,347
	Clover Industries Ltd.	2,016,130	2,245
*	Ascendis Health Ltd.	3,722,370	1,917
	Merafe Resources Ltd.	17,239,546	1,825
*	Stadio Holdings Ltd.	4,468,048	1,209
	DRDGOLD Ltd.	4,772,256	1,206
*	Grindrod Shipping Holdings Ltd.	147,630	965
*	ArcelorMittal South Africa Ltd.	1,588,757	410
*	Royal Bafokeng Platinum Ltd.	171,015	310
*	Steinhoff International Holdings NV (XETR)	1,089,227	141
*	Adcock Ingram Holdings Ltd. Warrants Expire 07/26/2019	5,387	1
			4,635,868
South Korea (3.3%)
	Samsung Electronics Co. Ltd.	70,440,624	2,637,001
	SK Hynix Inc.	7,980,874	480,651
	Samsung Electronics Co. Ltd. Preference Shares	11,778,612	371,624
	KB Financial Group Inc.	5,584,541	232,564
	Shinhan Financial Group Co. Ltd.	6,130,575	228,338
	POSCO	981,892	224,748
*,^	Celltrion Inc.	1,159,808	221,890
	LG Chem Ltd.	689,860	210,805
	NAVER Corp.	2,002,769	201,688
	Hyundai Motor Co.	2,123,070	198,853
	SK Innovation Co. Ltd.	904,437	169,736
	Samsung SDI Co. Ltd.	784,578	163,164
	Hyundai Mobis Co. Ltd.	976,738	163,156
	Hana Financial Group Inc.	4,433,341	149,340
	KT&G Corp.	1,655,450	147,619
	LG Household & Health Care Ltd.	132,996	122,304
	Samsung C&T Corp.	1,257,414	120,344
	Samsung Fire & Marine Insurance Co. Ltd.	490,801	120,093
	SK Holdings Co. Ltd.	497,812	114,624
	Woori Bank	7,643,154	105,903
	NCSoft Corp.	258,900	97,853
	Kia Motors Corp.	3,855,027	96,359
	LG Electronics Inc.	1,629,764	91,112
^	Samsung Electro-Mechanics Co. Ltd.	826,723	86,297
	Samsung SDS Co. Ltd.	477,296	81,190
	LG Corp.	1,356,985	79,061
	Samsung Life Insurance Co. Ltd.	952,777	77,085
	Korea Electric Power Corp.	3,208,063	76,629
*	Hyundai Heavy Industries Co. Ltd.	626,138	68,877
*,2	Samsung Biologics Co. Ltd.	198,138	67,819
	S-Oil Corp.	609,987	66,563
	Amorepacific Corp.	487,296	65,839
	Kakao Corp.	764,066	61,763
	SK Telecom Co. Ltd.	261,075	61,342
	E-MART Inc.	299,748	53,924
	Industrial Bank of Korea	4,066,841	53,107
	Coway Co. Ltd.	835,184	51,538
	Lotte Chemical Corp.	218,959	50,589
	Korea Zinc Co. Ltd.	148,485	49,523
	LG Display Co. Ltd.	3,376,334	49,266
*	Hyundai Heavy Industries Holdings Co. Ltd.	156,008	49,024
*,^	SillaJen Inc.	784,078	47,685
	Hyundai Engineering & Construction Co. Ltd.	1,093,843	44,205
	DB Insurance Co. Ltd.	700,074	44,132
*,^	Celltrion Healthcare Co. Ltd.	752,527	42,196
	Hankook Tire Co. Ltd.	1,133,571	41,229
	LG Uplus Corp.	2,898,491	41,194
	Hyundai Steel Co.	1,120,651	41,124
*	Samsung Heavy Industries Co. Ltd.	6,537,783	40,111
	Kangwon Land Inc.	1,582,478	40,072
*,^	HLB Inc.	511,089	39,259

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Mirae Asset Daewoo Co. Ltd.	6,868,319	38,976
^	Lotte Corp.	906,111	37,913
*	Samsung Engineering Co. Ltd.	2,344,286	37,841
	Hanmi Pharm Co. Ltd.	105,083	36,061
	Hyundai Motor Co. 2nd Preference Shares	568,741	35,400
*,^	ViroMed Co. Ltd.	206,873	34,086
	CJ CheilJedang Corp.	118,377	33,767
	Hyundai Marine & Fire Insurance Co. Ltd.	902,620	33,209
	GS Holdings Corp.	771,784	32,938
	CJ ENM Co. Ltd.	163,248	32,481
^	GS Engineering & Construction Corp.	839,466	30,955
	BNK Financial Group Inc.	4,401,888	29,401
	Korea Investment Holdings Co. Ltd.	561,313	29,355
	Fila Korea Ltd.	773,275	28,638
	Hotel Shilla Co. Ltd.	454,322	28,633
	Lotte Shopping Co. Ltd.	166,942	28,500
	Hyundai Glovis Co. Ltd.	281,901	28,307
	Daelim Industrial Co. Ltd.	411,725	27,564
	Orion Corp.	323,857	27,113
	Shinhan Financial Group Co. Ltd. ADR	704,517	26,074
^,2	Netmarble Corp.	261,047	25,784
	AMOREPACIFIC Group	446,663	24,482
*,^	Korea Aerospace Industries Ltd.	948,374	24,158
	Medy-Tox Inc.	58,652	24,028
	S-1 Corp.	276,194	23,390
	Shinsegae Inc.	102,419	23,384
	Samsung Securities Co. Ltd.	973,820	23,007
	Hanon Systems	2,384,793	23,001
	LG Innotek Co. Ltd.	207,375	22,758
	NH Investment & Securities Co. Ltd.	1,925,541	20,671
	Cheil Worldwide Inc.	1,030,204	20,557
	OCI Co. Ltd.	267,133	20,069
	Kumho Petrochemical Co. Ltd.	262,419	19,935
	Hanwha Corp.	801,590	19,854
	SK Telecom Co. Ltd. ADR	729,516	18,902
	KCC Corp.	86,611	18,835
	DGB Financial Group Inc.	2,259,667	18,690
	Yuhan Corp.	126,490	18,650
	LG Household & Health Care Ltd. Preference Shares	28,733	18,473
	CJ Corp.	190,856	18,353
*,^	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	696,888	18,050
	Korean Air Lines Co. Ltd.	739,091	17,892
*	Korea Gas Corp.	389,727	17,878
	Hyundai Department Store Co. Ltd.	232,268	17,767
*	HDC Hyundai Development Co-Engineering & Construction	458,169	17,759
	Hanwha Chemical Corp.	1,244,758	17,726
	LG Chem Ltd. Preference Shares	98,735	17,351
^	POSCO Chemtech Co. Ltd.	301,596	17,348
	Com2uSCorp	149,401	16,904
^	Hyundai Elevator Co. Ltd.	236,078	16,624
	Hanwha Life Insurance Co. Ltd.	4,194,011	16,538
	Samsung Electronics Co. Ltd. GDR	17,603	16,442
*,^	Pearl Abyss Corp.	90,383	16,382
*,^	CJ Logistics Corp.	112,689	15,720
	Meritz Securities Co. Ltd.	4,397,681	15,396
	HDC Holdings Co. Ltd.	976,408	14,486
^	Koh Young Technology Inc.	180,028	14,265
	Youngone Corp.	452,778	14,245
^	Korea Electric Power Corp. ADR	1,151,765	13,775
*,^	Hyundai Rotem Co. Ltd.	706,028	13,673
*,^	Hanwha Aerospace Co. Ltd.	544,955	13,664
*,^	Doosan Infracore Co. Ltd.	1,983,275	13,484
	Samsung Card Co. Ltd.	455,758	13,467
	BGF retail Co. Ltd.	90,707	13,419

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*,^	Hyundai Merchant Marine Co. Ltd.	4,023,701	13,402
	Meritz Fire & Marine Insurance Co. Ltd.	824,189	13,187
	KB Financial Group Inc. ADR	317,295	13,184
^	Mando Corp.	488,106	13,133
2	Orange Life Insurance Ltd.	484,682	13,069
	Hyundai Motor Co. Preference Shares	220,468	12,913
	GS Retail Co. Ltd.	401,688	12,688
*	Hyundai Mipo Dockyard Co. Ltd.	148,836	12,345
*	Pan Ocean Co. Ltd.	2,929,277	12,331
	Kolon Industries Inc.	275,629	12,197
*,^	Celltrion Pharm Inc.	257,240	12,100
*,^	Genexine Co. Ltd.	183,681	12,070
^	SK Materials Co. Ltd.	72,960	11,949
	Hanmi Science Co. ltd	202,233	11,872
*,^	Hanall Biopharma Co. Ltd.	562,197	11,775
	KIWOOM Securities Co. Ltd.	174,908	11,682
	Korean Reinsurance Co.	1,364,132	11,617
	Posco Daewoo Corp.	734,948	11,563
^	Paradise Co. Ltd.	729,723	11,531
	LS Corp.	258,841	11,514
	Doosan Bobcat Inc.	364,492	11,304
	Amorepacific Corp. Preference Shares	138,083	10,963
^	Kolmar Korea Co. Ltd.	226,109	10,798
	LS Industrial Systems Co. Ltd.	247,166	10,745
*	Daewoo Engineering & Construction Co. Ltd.	2,685,552	10,721
	Ottogi Corp.	18,447	10,689
^	Iljin Materials Co. Ltd.	254,930	10,242
	Douzone Bizon Co. Ltd.	265,274	10,139
	Taekwang Industrial Co. Ltd.	7,759	10,069
*,^	Doosan Heavy Industries & Construction Co. Ltd.	1,036,925	10,020
	Seoul Semiconductor Co. Ltd.	555,778	10,013
^	Cosmax Inc.	98,298	9,987
	LOTTE Fine Chemical Co. Ltd.	267,635	9,624
	SFA Engineering Corp.	280,581	9,610
*,^	JYP Entertainment Corp.	380,994	9,604
	POSCO ADR	163,724	9,434
	NongShim Co. Ltd.	49,193	9,429
*,^	Ecopro Co. Ltd.	269,990	9,405
	Doosan Corp.	89,049	9,385
*,^	Telcon RF Pharmaceutical Inc.	1,038,120	9,279
*	SM Entertainment Co. Ltd.	239,255	9,252
	JB Financial Group Co. Ltd.	1,878,982	9,081
*,^	CrystalGenomics Inc.	514,035	9,068
*,^	Komipharm International Co. Ltd.	480,830	9,023
*,^	Kumho Tire Co. Inc.	2,038,278	8,994
	SKC Co. Ltd.	298,885	8,741
	SK Networks Co. Ltd.	2,291,355	8,591
	Innocean Worldwide Inc.	167,153	8,513
^	Green Cross Corp.	80,297	8,456
	LOTTE Himart Co. Ltd.	169,928	8,392
	Hansol Chemical Co. Ltd.	119,545	8,320
*,^	Pharmicell Co. Ltd.	773,801	8,218
	Hyundai Greenfood Co. Ltd.	755,592	8,200
	KEPCO Plant Service & Engineering Co. Ltd.	331,710	8,034
^	Daewoong Pharmaceutical Co. Ltd.	64,175	7,989
^	Esmo Corp.	1,331,981	7,983
*	Hugel Inc.	32,967	7,963
	Hanjin Kal Corp.	467,110	7,950
	GS Home Shopping Inc.	45,138	7,706
*,^	Cafe24 Corp.	78,331	7,652
*,^	HLB Life Science CO Ltd.	527,967	7,619
*,^	Medipost Co. Ltd.	110,102	7,613
	Green Cross Holdings Corp.	414,265	7,584
*,^	Naturecell Co. Ltd.	593,375	7,531

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Dongsuh Cos. Inc.	456,399	7,484
	Hyundai Home Shopping Network Corp.	87,128	7,478
	DoubleUGames Co. Ltd.	129,247	7,435
^	Bukwang Pharmaceutical Co. Ltd.	378,216	7,432
	WONIK IPS Co. Ltd.	434,387	7,292
*	Sangsangin Co. Ltd.	466,253	7,217
*,^	Studio Dragon Corp.	88,483	7,188
*	Enzychem Lifesciences Corp.	88,967	7,176
^	L&F Co. Ltd.	226,342	7,107
	LEENO Industrial Inc.	134,697	7,088
*,^	Amicogen Inc.	252,226	6,993
*	SK Chemicals Co. Ltd.	130,763	6,969
^	CJ CGV Co. Ltd.	195,399	6,948
*	Hyosung TNC Co. Ltd.	45,089	6,942
	Chong Kun Dang Pharmaceutical Corp.	90,708	6,931
*	Yungjin Pharmaceutical Co. Ltd.	1,425,181	6,925
^	Hana Tour Service Inc.	129,140	6,774
*,^	Inscobee Inc.	1,217,422	6,561
^	Hyundai Wia Corp.	251,029	6,539
	Hite Jinro Co. Ltd.	470,969	6,525
	Samyang Holdings Corp.	84,433	6,421
^	Dentium Co. Ltd.	100,999	6,417
	Handsome Co. Ltd.	199,906	6,390
^	Ssangyong Cement Industrial Co. Ltd.	1,506,815	6,375
^	Daou Technology Inc.	360,695	6,365
*,^	Hyundai Construction Equipment Co. Ltd.	96,039	6,331
	Lotte Chilsung Beverage Co. Ltd.	5,248	6,307
	Poongsan Corp.	293,273	6,246
^	Hanssem Co. Ltd.	144,697	6,222
^	Hyosung Corp.	137,233	6,202
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	38,931	6,086
*,^	Foosung Co. Ltd.	781,660	6,034
	Huchems Fine Chemical Corp.	314,021	6,028
	Korea Petrochemical Ind Co. Ltd.	43,079	5,919
^	Kolon Life Science Inc.	108,163	5,868
*	NHN Entertainment Corp.	143,516	5,793
	Grand Korea Leisure Co. Ltd.	293,764	5,756
	Soulbrain Co. Ltd.	124,325	5,745
	Daesang Corp.	289,207	5,743
*	Osstem Implant Co. Ltd.	152,716	5,736
^	SKCKOLONPI Inc.	190,770	5,647
*,^	Feelux Co. Ltd.	575,364	5,620
*,^	G-treeBNT Co. Ltd.	286,263	5,603
	JW Pharmaceutical Corp.	191,695	5,589
	Hanjin Transportation Co. Ltd.	166,515	5,481
	Hanwha General Insurance Co. Ltd.	1,045,669	5,458
	Dongkuk Steel Mill Co. Ltd.	850,682	5,293
^	YG Entertainment Inc.	161,383	5,237
	IS Dongseo Co. Ltd.	191,667	5,230
^	Eo Technics Co. Ltd.	121,546	5,228
	DB HiTek Co. Ltd.	520,957	5,220
*	iNtRON Biotechnology Inc.	166,932	5,196
*,^	Samwha Capacitor Co. Ltd.	103,810	5,147
	LF Corp.	266,573	5,136
	SK Discovery Co. Ltd.	214,131	5,100
	LG International Corp.	359,887	4,968
*	BH Co. Ltd.	349,867	4,926
	NICE Information Service Co. Ltd.	512,398	4,904
	Taeyoung Engineering & Construction Co. Ltd.	581,663	4,881
	LG Electronics Inc. Preference Shares	214,734	4,874
	Dong-A ST Co. Ltd.	65,746	4,842
*,^	CMG Pharmaceutical Co. Ltd.	1,213,677	4,820
^	Hankook Tire Worldwide Co. Ltd.	321,267	4,770
	Jeil Pharmaceutical Co. Ltd.	128,640	4,758

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Partron Co. Ltd.	620,096	4,742
*,^	Ananti Inc.	625,881	4,733
*,^	GemVax & Kael Co. Ltd.	430,872	4,720
	Daishin Securities Co. Ltd.	479,427	4,678
	Korea Real Estate Investment & Trust Co. Ltd.	2,256,336	4,665
*	Asiana Airlines Inc.	1,443,393	4,636
	Binggrae Co. Ltd.	74,233	4,621
^	Silicon Works Co. Ltd.	131,316	4,574
^	NICE Holdings Co. Ltd.	301,083	4,543
^	Modetour Network Inc.	212,807	4,414
	Shinsegae International Inc.	32,819	4,262
	Huons Co. Ltd.	71,174	4,242
	Ilyang Pharmaceutical Co. Ltd.	187,790	4,238
*	F&F Co. Ltd.	91,930	4,228
	Mirae Asset Life Insurance Co. Ltd.	1,038,959	4,166
*	Hyosung Advanced Materials Corp.	44,578	4,112
^	Hansae Co. Ltd.	248,206	4,050
*,^	DIO Corp.	176,563	4,038
^	Dawonsys Co. Ltd.	285,261	4,037
^	LIG Nex1 Co. Ltd.	157,468	4,027
^	Orion Holdings Corp.	292,039	4,025
	Green Cross Cell Corp.	86,026	3,988
	Young Poong Corp.	6,813	3,927
^	Advanced Process Systems Corp.	173,076	3,861
	Hansol Paper Co. Ltd.	250,447	3,843
*,^	Jenax Inc.	222,343	3,813
*,^	Hyundai Electric & Energy System Co. Ltd.	91,586	3,808
*,^	Peptron Inc.	194,825	3,796
	Posco ICT Co. Ltd.	775,467	3,774
	Youngone Holdings Co. Ltd.	69,697	3,761
*	Hyosung Heavy Industries Corp.	99,809	3,718
	Dongwon F&B Co. Ltd.	15,984	3,709
	HS Industries Co. Ltd.	683,300	3,707
	Sebang Global Battery Co. Ltd.	120,274	3,706
	Daewoong Co. Ltd.	302,193	3,704
^	SPC Samlip Co. Ltd.	33,402	3,695
	Tongyang Inc.	2,625,951	3,674
*,^	Hyosung Chemical Corp.	31,731	3,659
	Halla Holdings Corp.	100,358	3,616
^	Dongwon Industries Co. Ltd.	16,871	3,586
	LG Hausys Ltd.	84,334	3,566
^	Caregen Co. Ltd.	56,241	3,510
	Songwon Industrial Co. Ltd.	230,266	3,509
	Kumho Industrial Co. Ltd.	402,836	3,460
	Korea Electric Terminal Co. Ltd.	103,190	3,400
	Lotte Food Co. Ltd.	5,837	3,358
*	Korea Line Corp.	176,279	3,338
	Nexen Tire Corp.	464,902	3,334
*	Seegene Inc.	205,360	3,326
	Meritz Financial Group Inc.	365,256	3,324
	Namyang Dairy Products Co. Ltd.	6,257	3,298
*	Hanil Cement Co. Ltd.	31,976	3,297
	Dong-A Socio Holdings Co. Ltd.	42,061	3,290
*	Webzen Inc.	246,179	3,230
*,^	Toptec Co. Ltd.	275,535	3,221
*,^	Aekyung Industrial Co. Ltd.	89,753	3,206
	Dongjin Semichem Co. Ltd.	419,882	3,203
	DongKook Pharmaceutical Co. Ltd.	65,311	3,179
*,^	Taihan Electric Wire Co. Ltd.	3,432,144	3,136
^	Lock&Lock Co. Ltd.	230,722	3,132
*	Yuanta Securities Korea Co. Ltd.	1,114,850	3,112
	SK Gas Ltd.	47,879	3,080
	AK Holdings Inc.	77,080	3,026
*,^	ATGen Co. Ltd.	249,320	3,024

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Ahnlab Inc.	84,057	3,006
	Shinyoung Securities Co. Ltd.	59,773	2,985
	InBody Co. Ltd.	160,808	2,983
	TES Co. Ltd.	224,664	2,980
^	Maeil Dairies Co. Ltd.	44,751	2,972
^	Jusung Engineering Co. Ltd.	489,946	2,962
	CJ Hello Co. Ltd.	368,368	2,952
	Lotte Confectionery Co. Ltd.	21,124	2,951
*,^	Gamevil Inc.	65,473	2,950
*,^	Innox Advanced Materials Co. Ltd.	84,077	2,943
^	KEPCO Engineering & Construction Co. Inc.	180,744	2,926
*,^	Naturalendo Tech Co. Ltd.	194,233	2,885
	BGF Co. Ltd.	416,236	2,729
	Dae Hwa Pharmaceutical Co. Ltd.	153,206	2,719
	Samyang Corp.	50,839	2,709
*	Binex Co. Ltd.	319,358	2,680
	Daeduck Electronics Co.	365,585	2,663
	Samchully Co. Ltd.	33,040	2,656
	Vieworks Co. Ltd.	92,035	2,609
	S&T Motiv Co. Ltd.	112,352	2,601
	KT Skylife Co. Ltd.	237,958	2,595
	Hancom Inc.	228,359	2,589
*,^	Aprogen pharmaceuticals Inc.	1,124,808	2,586
^	WeMade Entertainment Co. Ltd.	123,880	2,581
^	Hyundai Livart Furniture Co. Ltd.	134,689	2,576
	Daishin Securities Co. Ltd. Preference Shares	324,161	2,559
*,^	Seobu T&D	324,884	2,508
	SL Corp.	195,735	2,485
*,^	Vidente Co. Ltd.	317,863	2,483
	Kolmar Korea Holdings Co. Ltd.	97,384	2,482
	Daeduck GDS Co. Ltd.	219,202	2,477
^	Sung Kwang Bend Co. Ltd.	234,870	2,410
	Hyundai Corp.	112,576	2,408
^	Namhae Chemical Corp.	267,614	2,377
	JW Holdings Corp.	459,262	2,363
*,^	SK Securities Co. Ltd.	3,530,713	2,309
*,^	Homecast Co. Ltd.	461,171	2,298
^	Kolon Corp.	85,147	2,298
^	ST Pharm Co. Ltd.	123,636	2,288
*,^	Insun ENT Co. Ltd.	451,052	2,256
	Lutronic Corp.	271,181	2,242
	Hankook Shell Oil Co. Ltd.	7,400	2,240
	i-SENS Inc.	111,190	2,231
	Tongyang Life Insurance Co. Ltd.	449,147	2,230
^	Huons Global Co. Ltd.	63,586	2,189
	Seah Besteel Corp.	150,513	2,144
*	KONA I Co. Ltd.	159,647	2,082
	NS Shopping Co. Ltd.	218,954	2,080
*,^	Cellumed Co. Ltd.	285,414	2,068
*	Cuckoo Homesys Co. Ltd.	15,031	2,066
	CJ CheilJedang Corp. Preference Shares	19,515	2,035
*	Hanwha Investment & Securities Co. Ltd.	1,117,465	2,015
^	Kwang Dong Pharmaceutical Co. Ltd.	403,996	1,996
	E1 Corp.	37,385	1,989
	Daekyo Co. Ltd.	326,587	1,980
	Cuckoo Holdings Co. Ltd.	18,514	1,977
^	KISWIRE Ltd.	102,969	1,955
	TK Corp.	178,504	1,896
*,^	NUTRIBIOTECH Co. Ltd.	141,629	1,894
^	Korea Asset In Trust Co. Ltd.	496,121	1,894
*,^	COSON Co. Ltd.	220,872	1,857
^	Able C&C Co. Ltd.	235,345	1,833
^	NEPES Corp.	231,891	1,827
	Muhak Co. Ltd.	177,522	1,817

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
^	Chongkundang Holdings Corp.	36,515	1,802
	Kyobo Securities Co. Ltd.	234,474	1,796
*,^	G-SMATT GLOBAL Co. Ltd.	199,258	1,788
	Youlchon Chemical Co. Ltd.	163,991	1,779
*	KTB Investment & Securities Co. Ltd.	613,974	1,756
	Sungwoo Hitech Co. Ltd.	560,168	1,714
*,^	Wonik Holdings Co. Ltd.	480,918	1,697
*,^	Ssangyong Motor Co.	515,545	1,678
	Dae Han Flour Mills Co. Ltd.	11,217	1,678
*,^	Duk San Neolux Co. Ltd.	153,666	1,674
*	Neowiz	163,818	1,647
*	Leaders Cosmetics Co. Ltd.	167,730	1,640
	Humedix Co. Ltd.	71,034	1,630
	Cell Biotech Co. Ltd.	74,107	1,626
^	KC Co. Ltd.	112,686	1,617
	Hansol Holdings Co. Ltd.	435,296	1,590
*	Eugene Investment & Securities Co. Ltd.	768,429	1,575
*	APS Holdings Corp.	430,388	1,527
	KISCO Corp.	296,620	1,512
	Sindoh Co. Ltd.	39,122	1,496
*,^	CUROCOM Co. Ltd.	1,107,281	1,491
*,^	Interflex Co. Ltd.	158,396	1,481
^	iMarketKorea Inc.	257,760	1,466
	Sam Young Electronics Co. Ltd.	146,499	1,445
*,^	Samsung Pharmaceutical Co. Ltd.	630,804	1,429
*	S&T Dynamics Co. Ltd.	220,674	1,337
*,^	Hansol Technics Co. Ltd.	226,471	1,329
	KC Tech Co. Ltd.	130,663	1,321
^	It's Hanbul Co. Ltd.	59,944	1,299
*,^	Agabang&Company	434,529	1,299
*	Eusu Holdings Co. Ltd.	236,070	1,284
*,^	Hanjin Heavy Industries & Construction Co. Ltd.	800,368	1,248
*,^	GNCO Co. Ltd.	982,426	1,209
^	Coreana Cosmetics Co. Ltd.	328,397	1,206
^	Byucksan Corp.	573,698	1,193
	SBS Media Holdings Co. Ltd.	575,528	1,142
	INTOPS Co. Ltd.	165,533	1,131
^	CJ Freshway Corp.	54,762	1,129
*,^	Taewoong Co. Ltd.	117,964	1,098
*	SFA Semicon Co. Ltd.	877,116	1,093
^	Interpark Holdings Corp.	585,913	1,091
	GOLFZON Co. Ltd.	37,481	1,078
*,^	KH Vatec Co. Ltd.	185,490	1,047
*	Lumens Co. Ltd.	484,075	1,000
	ICD Co. Ltd.	156,164	977
*,^	SeAH Steel Corp.	18,633	963
^	Hanil Holdings Co. Ltd.	23,495	955
	Maeil Holdings Co. Ltd.	94,189	932
^	SeAH Steel Holdings Corp.	20,785	895
	Cosmax BTI Inc	51,442	864
^	Woongjin Thinkbig Co. Ltd.	233,971	851
	DB Financial Investment Co. Ltd.	218,187	714
	Humax Co. Ltd.	169,909	671
*,^	HSD Engine Co. Ltd.	137,483	531
^	LVMC Holdings	273,773	506
*	SK Securities Co. Ltd. Rights Expire 12/4/2018	939,423	145
*,§	Tera Resource Co. Ltd.	209,223	9
	CROWNHAITAI Holdings Co. Ltd.	5	—
*,§	CNK International Co. Ltd.	259,916	—
			11,185,893
Spain (2.0%)
	Banco Santander SA	240,532,921	1,144,452
*	Iberdrola SA	89,452,532	632,954
	Telefonica SA	67,640,083	554,859

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Banco Bilbao Vizcaya Argentaria SA	99,590,629	549,653
	Amadeus IT Group SA	6,174,880	497,232
^	Industria de Diseno Textil SA	15,715,540	442,940
*	Repsol SA	18,088,795	323,228
^	CaixaBank SA	53,671,060	217,193
	Grifols SA	5,666,380	161,437
2	Aena SME SA	954,142	152,455
*	Ferrovial SA	7,133,749	142,826
*	ACS Actividades de Construccion y Servicios SA	3,684,306	137,947
	Red Electrica Corp. SA	6,460,946	133,784
^	Naturgy Energy Group SA	4,609,785	113,298
	Banco de Sabadell SA	84,516,555	111,276
	Endesa SA	4,746,419	99,244
	Enagas SA	3,412,612	90,481
	Bankinter SA	10,310,800	84,477
	Merlin Properties Socimi SA	5,004,703	62,710
	Grifols SA Preference Shares	3,005,974	62,469
2	Cellnex Telecom SA	2,473,672	61,536
	Bankia SA	18,213,194	57,209
	Inmobiliaria Colonial Socimi SA	4,555,486	45,740
	Mapfre SA	14,986,156	44,782
*,^	Siemens Gamesa Renewable Energy SA	3,358,201	37,192
^	Viscofan SA	605,197	36,201
	Bolsas y Mercados Espanoles SHMSF SA	1,178,765	34,869
	Applus Services SA	2,180,457	29,643
	Acerinox SA	2,611,210	29,178
^	Acciona SA	330,552	27,883
	Grupo Catalana Occidente SA	655,990	27,098
*	Masmovil Ibercom SA	196,875	25,514
^	Ebro Foods SA	1,172,879	23,023
	Cia de Distribucion Integral Logista Holdings SA	939,037	22,672
	Prosegur Cia de Seguridad SA	3,995,562	22,190
	CIE Automotive SA	822,685	21,774
*	Indra Sistemas SA	1,900,310	18,782
	Zardoya Otis SA	2,716,349	18,596
	Mediaset Espana Comunicacion SA	2,666,585	18,132
*,2	Neinor Homes SA	1,117,326	17,983
	Melia Hotels International SA	1,696,296	17,432
	Faes Farma SA	3,896,087	16,383
	Ence Energia y Celulosa SA	1,902,894	15,984
*	Almirall SA	878,498	15,917
^	NH Hotel Group SA	2,551,970	15,887
2	Gestamp Automocion SA	2,329,948	14,773
2	Unicaja Banco SA	11,398,970	14,592
	Papeles y Cartones de Europa SA	766,434	14,504
*	Fomento de Construcciones y Contratas SA	1,042,401	13,873
	Corp Financiera Alba SA	287,655	13,827
^	Tecnicas Reunidas SA	479,314	12,888
^,2	Euskaltel SA	1,454,273	12,175
*	Sacyr SA	5,007,246	12,087
*	Fluidra SA	901,284	10,897
2	Prosegur Cash SA	5,476,867	10,849
	Construcciones y Auxiliar de Ferrocarriles SA	279,225	10,482
*,2	Global Dominion Access SA	1,733,839	9,259
	Lar Espana Real Estate Socimi SA	933,009	9,246
*	Liberbank SA	18,992,041	8,887
*	Promotora de Informaciones SA	4,590,166	8,335
*,2	Metrovacesa SA	660,605	8,126
*,2	Aedas Homes SAU	312,426	8,087
^	Atresmedia Corp. de Medios de Comunicacion SA	1,223,539	6,891
^	Distribuidora Internacional de Alimentacion SA	6,814,608	5,139
*	Codere SA	732,149	4,736
^	Obrascon Huarte Lain SA	2,447,188	2,793
*,^	Pharma Mar SA	2,144,699	2,618

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Telefonica SA ADR	162,005	1,330
*,^,§	Let's GOWEX SA	155,449	—
			6,632,909
Sweden (2.1%)
*	Nordea Bank Abp	47,556,602	413,309
	Telefonaktiebolaget LM Ericsson Class B	44,506,466	387,507
	Swedbank AB Class A	14,960,127	336,521
	Volvo AB Class B	22,331,589	333,504
	Investor AB Class B	7,569,365	327,953
	Assa Abloy AB Class B	13,723,976	272,980
	Sandvik AB	16,083,484	254,261
	Svenska Handelsbanken AB Class A	21,631,823	235,135
^	Hennes & Mauritz AB Class B	13,132,735	231,961
*	Atlas Copco AB Class A	9,138,217	225,913
	Skandinaviska Enskilda Banken AB Class A	21,632,727	223,864
	Essity AB Class B	9,086,579	207,369
^	Telia Co. AB	40,679,430	183,118
	Hexagon AB Class B	3,725,255	182,328
*	Atlas Copco AB Class B	5,925,110	135,705
	Swedish Match AB	2,604,498	132,670
	Alfa Laval AB	4,698,149	119,874
	Kinnevik AB	3,591,263	99,563
*	Boliden AB	4,110,712	93,875
	SKF AB	5,690,110	91,225
	Svenska Cellulosa AB SCA Class B	8,906,647	84,199
	Skanska AB Class B	5,327,102	83,740
*	Epiroc AB Class A	9,402,598	82,516
	Securitas AB Class B	4,685,175	80,297
	Lundin Petroleum AB	2,592,783	78,883
	Electrolux AB Class B	3,611,726	75,051
	Castellum AB	4,061,974	70,019
	Elekta AB Class B	5,343,762	67,768
	Trelleborg AB Class B	3,689,625	66,570
	Industrivarden AB Class A	2,857,435	60,967
	Tele2 AB	5,266,228	59,799
	Industrivarden AB	2,777,618	57,694
*	Investor AB Class A	1,192,022	51,982
*	Fabege AB	3,968,705	50,678
*	Swedish Orphan Biovitrum AB	2,403,701	49,059
	Nibe Industrier AB Class B	4,527,844	47,257
*	Epiroc AB Class B	5,685,425	46,782
	Husqvarna AB	6,122,521	46,197
	Saab AB Class B	1,110,109	43,523
	Com Hem Holding AB	2,671,266	41,676
^	ICA Gruppen AB	1,169,208	41,366
*	AAK AB	2,625,916	39,581
*	Fastighets AB Balder Class B	1,471,031	36,892
	Modern Times Group MTG AB Class B	961,346	35,487
	Hexpol AB	3,766,507	34,855
*	Holmen AB	1,506,960	34,500
	Loomis AB Class B	1,108,871	34,286
	L E Lundbergforetagen AB Class B	1,099,269	33,885
	Getinge AB	3,404,900	33,400
	Indutrade AB	1,376,897	33,050
2	Thule Group AB	1,609,023	31,860
^	BillerudKorsnas AB	2,638,682	31,256
2	Dometic Group AB	4,446,243	31,052
^	Intrum AB	1,122,312	28,626
	SSAB AB Class B	8,817,092	28,594
	Axfood AB	1,595,824	28,468
	Lifco AB Class B	666,225	28,289
2	Evolution Gaming Group AB	371,741	27,940
	Hemfosa Fastigheter AB	2,120,635	26,199
	Peab AB	2,926,648	25,762

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Hufvudstaden AB Class A	1,689,379	24,975
2	Ahlsell AB	4,752,618	24,055
	Wallenstam AB	2,527,822	22,775
	Sweco AB Class B	982,049	22,142
*	Wihlborgs Fastigheter AB	1,940,269	21,890
2	Bravida Holding AB	2,942,434	21,617
	Investment AB Latour Class B	1,781,909	21,559
	AF AB	1,001,652	21,483
^	NCC AB Class B	1,349,521	20,110
	Kungsleden AB	2,791,087	19,510
	JM AB	1,020,802	19,363
^	Avanza Bank Holding AB	356,528	19,065
	Pandox AB Class B	1,077,275	18,404
*	Betsson AB	1,795,965	15,594
	SSAB AB Class A	3,625,125	14,473
*	NetEnt AB	2,761,973	14,166
*	Vitrolife AB	954,890	14,144
2	Attendo AB	1,523,095	13,773
^	Mycronic AB	1,052,949	13,207
	Bonava AB Class B	1,144,797	12,930
	Nolato AB Class B	264,989	12,202
	Atrium Ljungberg AB	669,238	11,337
	Arjo AB	3,251,580	11,048
	Nobia AB	1,694,394	10,778
	Bilia AB	1,125,736	10,544
2	Resurs Holding AB	1,564,717	10,365
	Klovern AB	8,392,174	9,683
	Bure Equity AB	730,433	9,509
2	Scandic Hotels Group AB	1,026,740	9,385
	Cloetta AB Class B	3,083,107	9,293
*	Hembla AB Class B	512,207	8,759
*	Investment AB Oresund	564,224	8,571
	Oriflame Holding AG	361,799	8,541
	Svenska Handelsbanken AB Class B	728,610	8,071
	Ratos AB	2,877,990	7,773
*,^	SAS AB	3,377,717	7,627
	SkiStar AB	290,889	7,581
	Concentric AB	559,551	7,509
	Lindab International AB	1,020,764	7,132
^	Mekonomen AB	603,469	7,069
	Klovern AB Preference Shares	204,467	6,825
	Hemfosa Fastigheter AB Preference Shares	355,141	6,673
^	Clas Ohlson AB	571,780	4,805
	Sagax AB	1,204,693	4,411
^,2	Munters Group AB	1,078,313	3,994
	Haldex AB	421,459	3,565
*	Collector AB	593,701	3,468
	SAS AB Preference Shares	55,378	3,335
	Telefonaktiebolaget LM Ericsson Class A	371,668	3,296
*	Radisson Hospitality AB	741,301	2,862
	NCC AB Class A	158,978	2,380
	Skandinaviska Enskilda Banken AB	192,638	1,978
	Sagax AB Preference Shares	327,583	1,214
	Bonava AB Class A	75,911	845
			6,986,303
Switzerland (5.5%)
	Nestle SA	45,074,127	3,805,298
	Novartis AG	32,584,546	2,853,506
	Roche Holding AG	10,395,945	2,529,982
	UBS Group AG	52,648,061	735,869
	Zurich Insurance Group AG	2,242,307	696,195
	Cie Financiere Richemont SA	7,636,216	558,136
	ABB Ltd.	26,687,847	537,001
	Credit Suisse Group AG	37,967,751	496,378

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Swiss Re AG	4,535,652	409,264
Lonza Group AG	1,106,149	347,817
Givaudan SA	137,989	334,474
* Sika AG	2,076,815	266,294
LafargeHolcim Ltd.	5,693,698	263,678
Geberit AG	542,380	212,362
Swiss Life Holding AG	510,639	192,621
SGS SA	77,215	183,390
Partners Group Holding AG	248,074	176,618
Swisscom AG	380,769	174,347
Julius Baer Group Ltd.	3,250,179	148,224
Swatch Group AG (Bearer)	438,421	148,087
Schindler Holding AG	619,596	130,651
Chocoladefabriken Lindt & Spruengli AG	1,548	123,550
Sonova Holding AG	757,571	123,548
Temenos AG	872,318	119,889
Adecco Group AG	2,309,227	113,083
Chocoladefabriken Lindt & Spruengli AG	15,586	107,454
Kuehne & Nagel International AG	755,654	105,024
Baloise Holding AG	722,816	103,314
Straumann Holding AG	151,148	103,175
Roche Holding AG (Bearer)	399,314	97,216
Vifor Pharma AG	670,671	96,931
Swiss Prime Site AG	1,153,625	93,609
Logitech International SA	2,155,340	79,800
Clariant AG	2,997,315	64,601
LafargeHolcim Ltd.	1,401,544	64,525
Helvetia Holding AG	104,230	63,844
EMS-Chemie Holding AG	108,143	59,584
PSP Swiss Property AG	614,720	59,313
Georg Fischer AG	62,530	58,175
Flughafen Zurich AG	293,982	58,101
Barry Callebaut AG	28,795	56,282
Schindler Holding AG (Registered)	270,634	56,199
^ BB Biotech AG	854,806	53,698
^ Dufry AG	463,483	52,225
Swatch Group AG (Registered)	685,919	45,786
ams AG	1,161,056	45,232
2 Sunrise Communications Group AG	510,727	44,955
Pargesa Holding SA	595,186	43,693
Tecan Group AG	177,076	39,946
2 Galenica AG	734,475	39,374
2 VAT Group AG	382,035	38,334
Cembra Money Bank AG	439,972	36,899
OC Oerlikon Corp. AG	3,058,076	36,395
dormakaba Holding AG	46,570	33,598
Allreal Holding AG	210,840	32,343
Banque Cantonale Vaudoise	42,371	31,669
Belimo Holding AG	6,884	30,788
DKSH Holding AG	409,035	27,577
Sulzer AG	271,222	27,223
Bucher Industries AG	97,948	27,013
* Idorsia Ltd.	1,375,103	26,629
Valiant Holding AG	232,839	26,292
Forbo Holding AG	17,222	25,278
Vontobel Holding AG	407,376	25,276
Siegfried Holding AG	63,000	25,270
SFS Group AG	251,341	24,655
^ Panalpina Welttransport Holding AG	199,985	24,438
^ Landis&Gyr Group AG	373,579	22,661
Emmi AG	28,700	20,860
Mobimo Holding AG	82,824	18,443
Conzzeta AG	18,900	16,900
Daetwyler Holding AG	109,932	16,689

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	BKW AG	253,909	16,104
^	Fanhua Inc. ADR	579,720	15,525
	Burckhardt Compression Holding AG	46,670	15,465
	St. Galler Kantonalbank AG	31,322	15,423
	Interroll Holding AG	8,306	15,367
	Schweiter Technologies AG	13,394	15,210
	Huber & Suhner AG	212,017	14,513
	Komax Holding AG	52,841	14,473
	HBM HLTHCR-I	85,545	14,092
	Inficon Holding AG	28,604	13,719
	GAM Holding AG	2,345,583	13,621
*,^	COSMO Pharmaceuticals NV	105,331	13,264
	u-blox Holding AG	99,879	12,515
	Implenia AG	219,888	12,224
	Valora Holding AG	47,380	11,853
	Kardex AG	86,229	11,209
*,^	Aryzta AG (XVTX)	1,192,813	11,125
	VZ Holding AG	39,177	11,098
^	Comet Holding AG	107,077	10,817
	Liechtensteinische Landesbank AG	149,847	9,669
	Bachem Holding AG	78,261	9,151
	Bobst Group SA	114,417	8,649
	Bell Food Group AG	27,322	8,567
	Ascom Holding AG	531,175	8,471
	Autoneum Holding AG	42,986	8,308
*	Arbonia AG	657,119	8,243
*	Basilea Pharmaceutica AG	169,844	8,199
	Intershop Holding AG	16,315	8,017
	LEM Holding SA	6,752	7,718
	EFG International AG	1,070,636	7,552
	Vetropack Holding AG	2,983	6,828
^	Rieter Holding AG	47,573	6,422
	Bossard Holding AG	39,039	6,365
	Swissquote Group Holding SA	122,238	6,355
*,^	Leonteq AG	133,829	6,311
^	Ypsomed Holding AG	44,643	5,992
	Zehnder Group AG	145,649	5,827
*	VP Bank AG	35,416	5,700
	ALSO Holding AG	46,278	5,245
	APG SGA SA	13,532	4,766
*,^	Meyer Burger Technology AG	8,907,892	4,664
*	Schmolz & Bickenbach AG	5,894,687	4,327
*	Alpiq Holding AG	48,049	4,054
^	Kudelski SA	469,703	3,306
*	Aryzta AG (XDUB)	77,228	711
			18,394,582
Taiwan (3.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	354,159,263	2,658,809
	Hon Hai Precision Industry Co. Ltd.	178,912,297	455,430
	Formosa Plastics Corp.	73,078,793	238,974
	Nan Ya Plastics Corp.	84,782,460	211,194
	Cathay Financial Holding Co. Ltd.	118,409,358	187,995
	Formosa Chemicals & Fibre Corp.	51,299,289	186,168
	CTBC Financial Holding Co. Ltd.	273,429,138	183,097
	Uni-President Enterprises Corp.	71,924,848	174,335
	Fubon Financial Holding Co. Ltd.	110,316,567	173,076
	Chunghwa Telecom Co. Ltd.	48,907,399	172,748
	Largan Precision Co. Ltd.	1,536,243	167,855
	MediaTek Inc.	22,086,858	163,148
	China Steel Corp.	186,054,490	146,945
	Mega Financial Holding Co. Ltd.	164,446,760	139,252
	Delta Electronics Inc.	32,427,259	136,493
	Catcher Technology Co. Ltd.	11,028,731	111,514
	E.Sun Financial Holding Co. Ltd.	156,344,355	103,808

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
ASE Technology Holding Co. Ltd.	48,954,997	98,739
President Chain Store Corp.	8,409,994	95,135
First Financial Holding Co. Ltd.	148,473,843	93,931
Taiwan Mobile Co. Ltd.	24,215,492	86,529
Yuanta Financial Holding Co. Ltd.	168,194,586	81,793
Formosa Petrochemical Corp.	20,401,230	80,539
Asustek Computer Inc.	10,582,966	78,475
Taiwan Cooperative Financial Holding Co. Ltd.	138,767,947	78,158
Taiwan Cement Corp.	67,716,615	76,119
Hua Nan Financial Holdings Co. Ltd.	132,079,698	74,604
China Development Financial Holding Corp.	212,646,856	68,468
Taishin Financial Holding Co. Ltd.	152,509,829	67,954
Quanta Computer Inc.	40,737,697	64,435
Yageo Corp.	5,841,428	59,899
Far Eastern New Century Corp.	58,808,729	59,151
United Microelectronics Corp.	154,673,965	58,943
Far EasTone Telecommunications Co. Ltd.	24,324,962	57,966
Pegatron Corp.	30,378,639	55,509
SinoPac Financial Holdings Co. Ltd.	160,803,598	54,701
Chang Hwa Commercial Bank Ltd.	93,834,555	53,307
Chailease Holding Co. Ltd.	18,091,937	51,891
Shin Kong Financial Holding Co. Ltd.	140,177,755	46,217
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,105,808	42,131
Pou Chen Corp.	40,450,338	41,047
Cheng Shin Rubber Industry Co. Ltd.	28,300,131	39,927
Innolux Corp.	129,661,024	39,371
AU Optronics Corp.	100,574,640	39,295
Advantech Co. Ltd.	5,615,079	38,745
China Life Insurance Co. Ltd.	40,159,886	38,170
Novatek Microelectronics Corp.	8,610,275	38,091
Lite-On Technology Corp.	32,773,444	37,681
Asia Cement Corp.	35,494,567	37,634
Inventec Corp.	45,552,315	36,815
* Tatung Co. Ltd.	31,427,738	36,737
Foxconn Technology Co. Ltd.	16,989,959	36,078
Compal Electronics Inc.	64,574,689	35,670
Eclat Textile Co. Ltd.	2,989,201	35,592
Taiwan High Speed Rail Corp.	31,725,648	31,526
Walsin Technology Corp.	7,290,163	30,806
Acer Inc.	43,314,682	30,479
Feng TAY Enterprise Co. Ltd.	5,042,615	30,335
Chunghwa Telecom Co. Ltd. ADR	825,954	28,974
Realtek Semiconductor Corp.	7,167,215	28,860
WPG Holdings Ltd.	22,784,309	27,136
Wistron Corp.	43,164,107	26,461
Vanguard International Semiconductor Corp.	14,100,000	26,087
Globalwafers Co. Ltd.	3,125,000	24,877
Powertech Technology Inc.	11,055,955	24,252
Hiwin Technologies Corp.	3,583,778	23,259
Walsin Lihwa Corp.	46,397,000	23,076
Micro-Star International Co. Ltd.	10,171,000	22,658
Accton Technology Corp.	8,097,800	22,414
TA Chen Stainless Pipe	15,783,432	22,303
Taiwan Business Bank	67,026,528	22,126
Synnex Technology International Corp.	20,470,286	22,090
Highwealth Construction Corp.	14,596,860	21,442
Nanya Technology Corp.	12,364,773	20,646
Chroma ATE Inc.	5,743,800	20,234
Airtac International Group	2,288,996	19,748
Winbond Electronics Corp.	44,946,474	19,581
Win Semiconductors Corp.	6,038,167	18,650
Tripod Technology Corp.	7,633,023	18,444
* TaiMed Biologics Inc.	2,945,000	18,394
TCI Co. Ltd.	1,300,328	18,216

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Radiant Opto-Electronics Corp.	6,762,948	17,773
LCY Chemical Corp.	10,423,920	17,532
Chicony Electronics Co. Ltd.	8,624,356	17,286
Giant Manufacturing Co. Ltd.	4,372,319	16,734
Chipbond Technology Corp.	9,085,000	16,733
Ruentex Industries Ltd.	6,564,518	16,495
Phison Electronics Corp.	2,486,510	16,352
Taiwan Fertilizer Co. Ltd.	11,892,166	16,173
Teco Electric and Machinery Co. Ltd.	27,301,000	15,708
Ruentex Development Co. Ltd.	11,269,783	15,641
Formosa Taffeta Co. Ltd.	14,192,000	15,470
Zhen Ding Technology Holding Ltd.	6,654,355	15,225
Sino-American Silicon Products Inc.	7,999,428	14,980
Simplo Technology Co. Ltd.	2,569,865	14,946
Makalot Industrial Co. Ltd.	2,724,223	14,618
* China Petrochemical Development Corp.	39,790,647	14,573
Eva Airways Corp.	31,809,986	14,572
Macronix International	26,135,396	14,552
CTCI Corp.	10,290,000	14,532
Hota Industrial Manufacturing Co. Ltd.	3,337,517	14,051
Parade Technologies Ltd.	1,033,805	13,759
Epistar Corp.	14,749,760	13,374
King's Town Bank Co. Ltd.	13,709,000	13,117
^ AU Optronics Corp. ADR	3,421,335	13,104
* PharmaEssentia Corp.	2,442,118	13,045
International CSRC Investment Holdings Co.	11,539,273	12,943
St. Shine Optical Co. Ltd.	723,000	12,907
Merida Industry Co. Ltd.	3,606,440	12,661
Nien Made Enterprise Co. Ltd.	2,021,919	12,539
Qisda Corp.	21,791,880	12,394
Feng Hsin Steel Co. Ltd.	6,450,000	12,236
Waterland Financial Holdings Co. Ltd.	37,423,161	12,169
* HTC Corp.	11,083,792	12,065
China Airlines Ltd.	40,646,646	12,062
Merry Electronics Co. Ltd.	2,749,976	11,918
Evergreen Marine Corp. Taiwan Ltd.	32,032,287	11,834
FLEXium Interconnect Inc.	4,551,802	11,508
Taiwan Secom Co. Ltd.	4,020,920	11,446
Silergy Corp.	895,000	11,403
Lien Hwa Industrial Corp.	11,398,497	11,239
Voltronic Power Technology Corp.	663,781	10,744
E Ink Holdings Inc.	13,559,000	10,737
Eternal Materials Co. Ltd.	14,396,905	10,732
Hotai Motor Co. Ltd.	1,545,000	10,690
Compeq Manufacturing Co. Ltd.	16,471,000	10,579
Taichung Commercial Bank Co. Ltd.	31,948,549	10,543
Gigabyte Technology Co. Ltd.	8,013,000	10,535
Far Eastern International Bank	32,234,059	10,320
United Microelectronics Corp. ADR	5,367,904	10,092
Wistron NeWeb Corp.	4,284,534	9,998
General Interface Solution Holding Ltd.	2,966,829	9,909
Standard Foods Corp.	6,584,505	9,901
Poya International Co. Ltd.	1,116,299	9,728
Oriental Union Chemical Corp.	10,706,700	9,716
Grape King Bio Ltd.	1,538,000	9,701
King Yuan Electronics Co. Ltd.	16,552,000	9,694
Taiwan Glass Industry Corp.	22,436,547	9,648
Unimicron Technology Corp.	19,444,750	9,504
WT Microelectronics Co. Ltd.	7,305,924	9,424
King Slide Works Co. Ltd.	888,000	9,240
China Steel Chemical Corp.	2,267,000	9,228
Taiwan Union Technology Corp.	3,342,451	9,199
Capital Securities Corp.	30,678,547	9,193
TSRC Corp.	9,950,626	9,191

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Cheng Loong Corp.	14,365,600	9,175
Grand Pacific Petrochemical	13,189,000	8,927
Bizlink Holding Inc.	1,668,029	8,925
Great Wall Enterprise Co. Ltd.	9,067,564	8,846
Mitac Holdings Corp.	10,869,600	8,838
Elite Material Co. Ltd.	4,360,965	8,741
Global Unichip Corp.	1,262,165	8,625
Nan Kang Rubber Tire Co. Ltd.	9,824,209	8,587
Kenda Rubber Industrial Co. Ltd.	8,923,991	8,551
Coretronic Corp.	6,195,000	8,525
Transcend Information Inc.	4,073,007	8,517
Sinbon Electronics Co. Ltd.	3,071,645	8,488
Career Technology MFG. Co. Ltd.	6,076,819	8,430
Yungtay Engineering Co. Ltd.	4,547,000	8,309
TTY Biopharm Co. Ltd.	3,155,780	8,249
HannStar Display Corp.	37,200,060	8,208
Elan Microelectronics Corp.	4,265,800	7,969
Genius Electronic Optical Co. Ltd.	1,208,979	7,853
Yulon Motor Co. Ltd.	13,359,015	7,811
Hung Sheng Construction Ltd.	9,162,000	7,790
Tong Yang Industry Co. Ltd.	6,748,126	7,631
eMemory Technology Inc.	1,020,000	7,569
Far Eastern Department Stores Ltd.	14,948,977	7,477
TPK Holding Co. Ltd.	4,755,513	7,415
Tung Ho Steel Enterprise Corp.	10,701,842	7,260
Wafer Works Corp.	7,027,500	7,162
Shinkong Synthetic Fibers Corp.	21,024,451	7,117
ASPEED Technology Inc.	476,816	7,026
ASMedia Technology Inc.	506,288	7,009
LandMark Optoelectronics Corp.	1,044,800	6,944
U-Ming Marine Transport Corp.	6,616,000	6,929
Sunny Friend Environmental Technology Co. Ltd.	951,000	6,867
Chilisin Electronics Corp.	2,803,830	6,754
Gourmet Master Co. Ltd.	1,111,030	6,739
* OBI Pharma Inc.	1,714,000	6,710
ChipMOS Technologies Inc.	9,594,465	6,637
* Mercuries Life Insurance Co. Ltd.	14,899,257	6,535
Chong Hong Construction Co. Ltd.	2,858,416	6,516
Huaku Development Co. Ltd.	3,202,087	6,513
Cub Elecparts Inc.	1,067,455	6,460
Tong Hsing Electronic Industries Ltd.	2,161,354	6,458
China Motor Corp.	8,502,000	6,418
Primax Electronics Ltd.	4,740,000	6,406
Center Laboratories Inc.	3,447,275	6,385
YFY Inc.	17,559,515	6,370
Taiwan Styrene Monomer	8,370,342	6,238
Kinsus Interconnect Technology Corp.	4,724,000	6,199
* PChome Online Inc.	1,332,982	6,095
Tainan Spinning Co. Ltd.	15,440,404	6,072
Holy Stone Enterprise Co. Ltd.	1,924,150	6,071
Clevo Co.	7,794,796	6,071
* Asia Pacific Telecom Co. Ltd.	31,312,848	6,029
Cleanaway Co. Ltd.	1,089,000	6,010
Asia Optical Co. Inc.	3,332,000	6,002
Long Chen Paper Co. Ltd.	11,732,928	6,001
Ardentec Corp.	6,878,909	6,000
China Man-Made Fiber Corp.	18,762,749	5,963
ITEQ Corp.	4,522,140	5,806
China Bills Finance Corp.	13,536,000	5,785
* Ritek Corp.	18,016,186	5,778
Chin-Poon Industrial Co. Ltd.	5,153,000	5,759
Sanyang Motor Co. Ltd.	8,892,540	5,699
Taiwan Paiho Ltd.	3,822,300	5,661
Taiwan Hon Chuan Enterprise Co. Ltd.	3,652,496	5,633

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Sercomm Corp.	3,512,000	5,617
* Radium Life Tech Co. Ltd.	11,217,865	5,537
Lung Yen Life Service Corp.	2,892,000	5,452
Getac Technology Corp.	4,581,000	5,398
* United Renewable Energy Co. Ltd.	23,663,064	5,271
Ennoconn Corp.	781,223	5,196
Everlight Electronics Co. Ltd.	5,968,497	5,142
SDI Corp.	2,347,274	5,108
Taiwan Surface Mounting Technology Corp.	4,671,118	5,102
Chlitina Holding Ltd.	753,300	5,036
Taiwan Semiconductor Co. Ltd.	3,334,000	5,015
Lotes Co. Ltd.	891,000	5,005
Greatek Electronics Inc.	3,992,000	4,983
Visual Photonics Epitaxy Co. Ltd.	2,749,812	4,969
Yieh Phui Enterprise Co. Ltd.	15,948,652	4,955
Machvision Inc.	479,462	4,933
Run Long Construction Co. Ltd.	2,823,949	4,916
Sigurd Microelectronics Corp.	5,438,000	4,889
Kinpo Electronics	16,130,000	4,834
Yulon Finance Corp.	1,745,000	4,806
Wisdom Marine Lines Co. Ltd.	5,022,102	4,802
Cathay Real Estate Development Co. Ltd.	7,885,800	4,690
Prince Housing & Development Corp.	14,262,559	4,658
Jih Sun Financial Holdings Co. Ltd.	15,988,639	4,644
Shin Zu Shing Co. Ltd.	1,869,000	4,594
Wan Hai Lines Ltd.	9,383,325	4,589
USI Corp.	11,913,953	4,553
Farglory Land Development Co. Ltd.	3,971,815	4,540
Charoen Pokphand Enterprise	3,336,200	4,527
United Integrated Services Co. Ltd.	2,528,000	4,526
BES Engineering Corp.	19,834,000	4,503
Supreme Electronics Co. Ltd.	5,321,028	4,486
Holtek Semiconductor Inc.	2,319,000	4,393
President Securities Corp.	10,836,798	4,391
PharmaEngine Inc.	1,292,179	4,375
Topco Scientific Co. Ltd.	2,099,589	4,355
UPC Technology Corp.	11,755,379	4,326
Advanced Ceramic X Corp.	683,000	4,302
Pixart Imaging Inc.	1,621,711	4,298
Pharmally International Holding Co. Ltd.	564,596	4,266
* CMC Magnetics Corp.	23,311,364	4,170
Goldsun Building Materials Co. Ltd.	15,610,830	4,124
ASE Technology Holding Co. Ltd. ADR	1,076,422	4,123
Systex Corp.	2,043,000	4,093
Ton Yi Industrial Corp.	9,492,850	4,052
Taiwan Cogeneration Corp.	4,775,550	4,035
Ginko International Co. Ltd.	704,800	4,024
Lealea Enterprise Co. Ltd.	13,077,197	4,005
* Yang Ming Marine Transport Corp.	14,373,607	3,982
* Pan Jit International Inc.	5,504,000	3,980
Foxsemicon Integrated Technology Inc.	1,132,162	3,963
* AmTRAN Technology Co. Ltd.	10,332,716	3,949
Test Research Inc.	2,815,503	3,916
Hsin Kuang Steel Co. Ltd.	3,597,000	3,873
* Taiwan TEA Corp.	7,556,000	3,826
Darfon Electronics Corp.	3,316,000	3,823
Cheng Uei Precision Industry Co. Ltd.	5,521,485	3,812
Depo Auto Parts Ind Co. Ltd.	1,749,000	3,800
Mercuries & Associates Holding Ltd.	5,794,761	3,733
momo.com Inc.	610,000	3,681
Xxentria Technology Materials Corp.	1,915,224	3,658
A-DATA Technology Co. Ltd.	2,974,088	3,637
Aten International Co. Ltd.	1,447,000	3,630
Elite Semiconductor Memory Technology Inc.	3,739,000	3,598

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Formosa International Hotels Corp.	831,422	3,592
TXC Corp.	3,590,979	3,591
Sitronix Technology Corp.	1,382,000	3,582
Chaun-Choung Technology Corp.	1,057,000	3,556
International Games System Co. Ltd.	797,000	3,546
China Metal Products	3,599,243	3,509
Firich Enterprises Co. Ltd.	3,089,470	3,489
China General Plastics Corp.	5,798,667	3,444
Chunghwa Precision Test Tech Co. Ltd.	252,000	3,414
YC INOX Co. Ltd.	4,261,100	3,408
Test Rite International Co. Ltd.	4,689,314	3,404
Flytech Technology Co. Ltd.	1,511,919	3,400
Elite Advanced Laser Corp.	1,929,709	3,373
Kung Long Batteries Industrial Co. Ltd.	720,487	3,341
Wah Lee Industrial Corp.	2,117,000	3,321
Sporton International Inc.	883,848	3,294
Nan Liu Enterprise Co. Ltd.	649,000	3,292
Unitech Printed Circuit Board Corp.	7,779,792	3,278
* D-Link Corp.	9,984,204	3,257
Concraft Holding Co. Ltd.	853,663	3,245
Sinyi Realty Inc.	3,396,356	3,238
Faraday Technology Corp.	3,108,666	3,236
Zeng Hsing Industrial Co. Ltd.	690,000	3,204
Darwin Precisions Corp.	6,403,000	3,189
§ Syncmold Enterprise Corp.	1,496,250	3,140
* Wei Chuan Foods Corp.	5,061,000	3,122
Pan-International Industrial Corp.	5,402,991	3,101
IEI Integration Corp.	2,906,825	3,035
YungShin Global Holding Corp.	2,359,850	3,021
Namchow Holdings Co. Ltd.	2,110,000	2,981
Gloria Material Technology Corp.	5,501,136	2,974
OptoTech Corp.	5,766,608	2,955
Soft-World International Corp.	1,376,620	2,949
Egis Technology Inc.	932,000	2,940
Long Bon International Co. Ltd.	6,062,874	2,926
AcBel Polytech Inc.	5,085,000	2,925
* CSBC Corp. Taiwan	2,743,273	2,872
Hu Lane Associate Inc.	1,122,000	2,868
Lextar Electronics Corp.	5,299,000	2,833
* Shining Building Business Co. Ltd.	8,878,492	2,820
FocalTech Systems Co. Ltd.	3,846,098	2,820
TA-I Technology Co. Ltd.	1,886,510	2,766
KEE TAI Properties Co. Ltd.	7,275,740	2,756
Casetek Holdings Ltd.	1,945,472	2,752
Gemtek Technology Corp.	4,617,564	2,747
Chung-Hsin Electric & Machinery Manufacturing Corp.	4,174,250	2,747
ScinoPharm Taiwan Ltd.	3,688,060	2,722
Ho Tung Chemical Corp.	12,553,863	2,709
* XinTec Inc.	2,470,079	2,637
Everlight Chemical Industrial Corp.	5,249,113	2,626
Kinik Co.	1,519,000	2,603
Kindom Construction Corp.	4,723,000	2,602
* Microbio Co. Ltd.	4,723,907	2,554
Altek Corp.	3,375,353	2,498
Nan Ya Printed Circuit Board Corp.	3,122,059	2,497
* Li Peng Enterprise Co. Ltd.	9,505,615	2,495
Rich Development Co. Ltd.	8,799,000	2,494
Evergreen International Storage & Transport Corp.	6,004,000	2,486
Asia Vital Components Co. Ltd.	3,577,148	2,459
Li Cheng Enterprise Co. Ltd.	1,904,870	2,431
* Lotus Pharmaceutical Co. Ltd.	1,256,000	2,429
Lite-On Semiconductor Corp.	2,988,439	2,420
Rechi Precision Co. Ltd.	3,283,596	2,419
* Orient Semiconductor Electronics Ltd.	10,569,000	2,398

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Ta Ya Electric Wire & Cable	6,721,950	2,374
Advanced Wireless Semiconductor Co.	1,899,000	2,374
CyberTAN Technology Inc.	5,956,000	2,356
Dynapack International Technology Corp.	1,854,000	2,331
Adlink Technology Inc.	2,050,614	2,329
Asia Polymer Corp.	5,268,168	2,320
Yulon Nissan Motor Co. Ltd.	332,179	2,310
* Kuo Toong International Co. Ltd.	3,285,643	2,225
Taiwan PCB Techvest Co. Ltd.	2,827,153	2,211
Brogent Technologies Inc.	474,770	2,167
* Taiwan Land Development Corp.	8,345,744	2,159
Sampo Corp.	5,771,000	2,158
Wowprime Corp.	806,015	2,130
Tung Thih Electronic Co. Ltd.	1,027,000	2,104
Tyntek Corp.	4,248,438	2,094
Taiflex Scientific Co. Ltd.	2,129,549	2,079
Posiflex Technology Inc.	674,518	2,058
Swancor Holding Co. Ltd.	1,063,000	2,024
Jentech Precision Industrial Co. Ltd.	1,077,354	2,003
Basso Industry Corp.	1,413,200	1,998
Sincere Navigation Corp.	3,742,000	1,933
* Taigen Biopharmaceuticals Holdings Ltd.	3,675,289	1,916
* Medigen Biotechnology Corp.	1,443,032	1,887
Chung Hwa Pulp Corp.	6,321,712	1,860
TYC Brother Industrial Co. Ltd.	2,505,000	1,855
Formosan Rubber Group Inc.	3,942,754	1,824
* Ichia Technologies Inc.	4,061,000	1,820
Alpha Networks Inc.	4,116,000	1,816
Sunplus Technology Co. Ltd.	5,294,000	1,785
* Federal Corp.	5,031,272	1,775
Senao International Co. Ltd.	1,537,000	1,710
* TWi Pharmaceuticals Inc.	855,000	1,694
Bank of Kaohsiung Co. Ltd.	5,932,762	1,688
L&K Engineering Co. Ltd.	2,002,000	1,644
Huang Hsiang Construction Corp.	2,043,000	1,644
* Cheng Mei Materials Technology Corp.	7,000,000	1,627
* Gold Circuit Electronics Ltd.	4,786,000	1,587
Weltrend Semiconductor	2,089,968	1,562
Concord Securities Co. Ltd.	6,678,381	1,560
Chun Yuan Steel	4,812,653	1,557
China Chemical & Pharmaceutical Co. Ltd.	2,607,000	1,542
ITE Technology Inc.	1,562,625	1,535
Global Brands Manufacture Ltd.	4,032,462	1,523
Hong Pu Real Estate Development Co. Ltd.	2,311,946	1,482
* Silicon Integrated Systems Corp.	6,212,638	1,474
Yeong Guan Energy Technology Group Co. Ltd.	1,085,000	1,473
Elitegroup Computer Systems Co. Ltd.	3,568,441	1,469
Vivotek Inc.	465,875	1,449
Quanta Storage Inc.	2,107,000	1,448
Global Mixed Mode Technology Inc.	726,000	1,403
Sonix Technology Co. Ltd.	1,621,000	1,389
Taiyen Biotech Co. Ltd.	1,444,979	1,370
Advanced International Multitech Co. Ltd.	1,334,000	1,359
Iron Force Industrial Co. Ltd.	679,000	1,348
* Etron Technology Inc.	4,859,000	1,343
* Tong-Tai Machine & Tool Co. Ltd.	2,358,218	1,325
Cyberlink Corp.	638,578	1,283
Zinwell Corp.	2,193,000	1,222
* Motech Industries Inc.	5,788,409	1,217
* Unity Opto Technology Co. Ltd.	4,331,409	1,170
Universal Cement Corp.	1,914,220	1,160
* Unizyx Holding Corp.	3,418,000	1,152
Globe Union Industrial Corp.	2,412,625	1,142
Johnson Health Tech Co. Ltd.	1,105,110	1,136

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	WUS Printed Circuit Co. Ltd.	2,417,400	1,135
	Lingsen Precision Industries Ltd.	4,121,000	1,118
	China Electric Manufacturing Corp.	3,905,000	1,106
	Toung Loong Textile Manufacturing	1,030,000	1,086
	Ability Enterprise Co. Ltd.	2,715,249	1,066
*	HannsTouch Solution Inc.	5,691,559	1,058
	CHC Healthcare Group	966,489	1,028
	Infortrend Technology Inc.	2,890,000	1,010
	Jess-Link Products Co. Ltd.	1,121,593	962
*	Green Energy Technology Inc.	2,937,405	962
	Nien Hsing Textile Co. Ltd.	1,287,726	951
	Gigasolar Materials Corp.	345,600	949
*	AGV Products Corp.	4,394,203	940
*	Gigastorage Corp.	4,059,096	926
*	Tatung Co. Ltd. GDR	38,879	904
*	ALI Corp.	2,849,000	853
*	Phihong Technology Co. Ltd.	2,890,000	770
	Sheng Yu Steel Co. Ltd.	1,178,000	746
	MIN AIK Technology Co. Ltd.	1,517,600	710
*,§	Pihsiang Machinery Manufacturing Co. Ltd.	1,232,000	689
*	Champion Building Materials Co. Ltd.	2,923,000	656
	Yung Chi Paint & Varnish Manufacturing Co. Ltd.	261,000	624
*	Dynamic Electronics Co. Ltd.	2,634,000	624
	FSP Technology Inc.	1,120,071	621
*,§	XPEC Entertainment Inc.	872,075	372
*	E-Ton Solar Tech Co. Ltd.	3,668,096	300
*	Taishin Financial Holding Co. Ltd. Rights Expire 11/22/18	3,011,502	292
	Tsann Kuen Enterprise Co. Ltd.	274,000	172
*	G Tech Optoelectronics Corp.	420,777	140
	King's Town Construction Co. Ltd.	70,771	43
*	Evergreen Marine Corp. Taiwan Ltd. Rights Expire 11/21/18	1,824,776	41
*	TWi Biotechnology Inc.	51,398	36
*	Taichung Commercial Bank Co. Ltd. Rights Expire 11/26/2018	1,064,790	—
*,§	ProMOS Technologies Inc.	11,745	—
			10,232,873
Thailand (0.9%)
*	PTT PCL	194,095,528	298,465
*	CP ALL PCL (Local)	58,969,720	119,809
	Siam Cement PCL NVDR	8,406,598	106,203
	Kasikornbank PCL NVDR	16,313,216	98,200
*	Airports of Thailand PCL	44,255,647	85,530
*	Bangkok Dusit Medical Services PCL (Local)	110,603,286	82,028
*	Central Pattana PCL	29,229,362	69,704
	Siam Commercial Bank PCL	15,946,341	66,177
*	Siam Commercial Bank PCL (Local)	15,818,773	65,647
*	Advanced Info Service PCL (Local)	10,629,997	62,901
	Kasikornbank PCL (Foreign)	10,281,779	61,893
*	PTT Exploration and Production PCL (Local)	14,608,463	61,186
*	PTT Global Chemical PCL	25,981,350	60,696
*	Minor International PCL	54,306,416	59,972
	Siam Cement PCL (Foreign)	3,632,403	45,889
	Intouch Holdings PCL NVDR	28,496,788	45,614
	Bangkok Bank PCL (Foreign)	7,043,547	45,087
*	Indorama Ventures PCL	25,587,578	41,976
*	Charoen Pokphand Foods PCL	54,653,105	41,655
	CP ALL PCL (Foreign)	18,842,154	38,282
	Airports of Thailand PCL (Foreign)	19,300,468	37,301
*	Energy Absolute PCL	24,764,405	37,036
*	Krung Thai Bank PCL	57,717,937	35,040
	Advanced Info Service PCL (Foreign)	5,879,028	34,788
*	Digital Telecommunications Infrastructure Fund	71,712,474	32,006
*	Banpu PCL (Local)	59,013,262	31,076
*	Thai Oil PCL	11,497,852	29,406
	PTT PCL (Foreign)	19,030,047	29,263

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	True Corp. PCL	163,761,028	29,206
*	Home Product Center PCL	62,886,598	28,320
*	Electricity Generating PCL	4,037,541	28,167
*	Bangkok Expressway & Metro PCL (Local)	103,690,236	26,626
*	IRPC PCL	132,226,737	24,348
	PTT Exploration & Production PCL (Foreign)	5,747,010	24,071
*	Bumrungrad Hospital PCL	3,814,442	22,267
*	Berli Jucker PCL (Local)	12,592,312	21,231
*	Kasikornbank PCL	3,404,073	20,491
*	Krungthai Card PCL	19,107,829	20,070
*	Thanachart Capital PCL	12,459,944	19,827
	BTS Group Holdings PCL NVDR	71,651,600	19,804
*	Gulf Energy Development PCL	7,918,439	18,662
	Siam Commercial Bank PCL (Foreign)	4,346,300	18,037
	Land & Houses PCL NVDR	56,508,736	17,601
	Central Pattana PCL NVDR	7,244,407	17,276
*	Thai Union Group PCL	32,734,379	16,416
*	Kiatnakin Bank PCL (Local)	7,265,882	15,634
*	Bangchak Corp. PCL	15,627,432	15,550
*	Muangthai Capital PCL	9,798,655	15,462
*	BTS Rail Mass Transit Growth Infrastructure Fund	41,676,251	15,096
*	TMB Bank PCL	210,647,909	14,522
	Ratchaburi Electricity Generating Holding PCL	9,387,696	13,875
*	Delta Electronics Thailand PCL	6,568,299	13,675
	Bangkok Dusit Medical Services PCL (Foreign)	18,422,970	13,663
*	Robinson PCL	6,798,129	13,429
*	KCE Electronics PCL	11,762,782	13,261
*	Central Plaza Hotel PCL	10,875,249	13,236
*	Sino-Thai Engineering & Construction PCL	17,328,679	12,993
*	Glow Energy PCL	5,113,196	12,922
*	Land & Houses PCL	40,837,416	12,720
*	Jasmine Broadband Internet Infrastructure Fund	41,031,893	12,635
*	CH Karnchang PCL	16,224,037	12,489
	Total Access Communication PCL	8,290,400	11,922
*	WHA Corp. PCL	91,538,944	11,395
	Krung Thai Bank PCL NVDR	18,210,466	11,055
*	Tisco Financial Group PCL	4,615,633	10,981
*	Siam Global House PCL	18,791,559	10,640
*	Srisawad Corp. PCL	7,494,676	10,081
*	Bangkok Land PCL	191,598,026	9,955
*,2	Star Petroleum Refining PCL	23,219,794	9,877
	PTT Global Chemical PCL (Foreign)	4,218,506	9,855
	Home Product Center PCL (Foreign)	21,866,438	9,847
	Tisco Financial Group PCL NVDR	4,124,019	9,812
*	Supalai PCL	14,832,165	9,804
	MBK PCL	13,155,677	9,683
*	Global Power Synergy PCL	5,461,996	9,529
*	VGI Global Media PCL	41,148,692	9,380
	Thai Oil PCL (Foreign)	3,567,526	9,124
	Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	15,754,174	9,078
	Krung Thai Bank PCL (Foreign)	14,889,112	9,039
*	B Grimm Power PCL	10,501,554	8,894
*	Hana Microelectronics PCL	8,074,694	8,844
*	Quality Houses PCL	90,513,899	8,586
*	Amata Corp. PCL	11,284,740	8,220
	Berli Jucker PCL (Foreign)	4,710,328	7,922
*	Bangkok Chain Hospital PCL (Local)	13,142,855	7,744
*	Esso Thailand PCL	17,694,404	7,734
*	TOA Paint Thailand PCL	7,471,397	7,623
*	CK Power PCL	50,069,528	7,557
*	AP Thailand PCL	29,193,458	7,239
	TMB Bank PCL (Foreign)	102,220,678	7,047
*	BTS Group Holdings PCL	25,121,570	6,949
*	Siam City Cement PCL (Local)	957,586	6,943

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Glow Energy PCL (Foreign)	2,738,803	6,922
	Indorama Ventures PCL (Foreign)	4,198,814	6,888
*	TPI Polene Power PCL	36,249,300	6,567
*	TPI Polene PCL	119,812,162	6,521
*	Banpu Power PCL	8,812,961	6,358
	Bangkok Life Assurance PCL NVDR	6,604,520	6,337
*	Chularat Hospital PCL	79,920,114	6,141
*	Jasmine International PCL	37,244,877	5,797
*	Sri Trang Agro-Industry PCL	10,594,675	5,741
	Bumrungrad Hospital PCL NVDR	975,900	5,697
*	Thai Airways International PCL	14,293,210	5,617
*	IMPACT Growth REIT	9,728,564	5,553
*	Major Cineplex Group PCL	7,760,483	5,534
*	Beauty Community PCL	17,894,949	5,410
*	Sansiri PCL (Local)	112,048,794	5,312
	Thai Union Frozen Products PCL (Foreign)	10,392,187	5,211
*	Carabao Group PCL	3,684,295	5,040
*	Origin Property PCL	18,009,835	5,011
*	Thai Vegetable Oil PCL	5,735,569	4,891
*	BCPG PCL	8,293,507	4,690
	BTS Group Holdings PCL (Foreign)	16,254,048	4,496
*	Vibhavadi Medical Center PCL	61,666,710	4,206
*	Siam Cement PCL	331,995	4,194
	Bangkok Expressway & Metro PCL (Foreign)	16,239,220	4,170
*	Super Energy Corp. PCL	196,550,281	4,158
*	Tipco Asphalt PCL	9,411,298	4,147
*	TTW PCL	10,878,666	4,035
*	Pruksa Holding PCL	6,557,422	3,997
	Banpu PCL	7,554,107	3,978
	IRPC PCL (Foreign)	21,502,357	3,959
	Kiatnakin Bank PCL (Foreign)	1,775,743	3,821
*	LPN Development PCL	13,377,703	3,783
*	Gunkul Engineering PCL	39,536,790	3,706
*	Workpoint Entertainment PCL	3,792,652	3,611
	Bangkok Chain Hospital PCL (Foreign)	5,881,825	3,466
*	MK Restaurants Group PCL	1,700,127	3,448
	Unique Engineering & Construction PCL	8,956,476	3,413
*	GFPT PCL	7,837,304	3,390
*	Bangkok Airways PCL	9,127,076	3,230
*	Italian-Thai Development PCL	38,700,433	3,201
*	Ratchaburi Electricity Generating Holding PCL (Local)	2,159,755	3,192
*	Taokaenoi Food & Marketing PCL	8,136,713	3,180
	VGI Global Media PCL (Foreign)	13,427,448	3,061
	WHA Corp. PCL (Foreign)	23,950,391	2,981
*	SPCG PCL	4,742,329	2,892
	Hana Microelectronics PCL (Foreign)	2,613,700	2,863
*	Thoresen Thai Agencies PCL	13,783,113	2,795
*	Total Access Communication PCL (Local)	1,842,844	2,650
*	U City PCL	2,900,505,466	2,625
	TTW PCL (Foreign)	6,920,300	2,567
*	Thaifoods Group PCL	18,843,836	2,218
*	Thaicom PCL	8,349,015	2,158
*	PTG Energy PCL	6,728,854	2,134
	Supalai PCL (Foreign)	3,182,725	2,104
*	BEC World PCL	11,107,335	2,050
*,§	Pruksa Real Estate PCL	5,010,600	2,028
*,§	Inter Far East Energy Corp.	19,477,840	1,821
	Jasmine International PCL (Foreign)	11,311,800	1,761
	Siam City Cement PCL (Foreign)	241,532	1,751
*	Precious Shipping PCL	4,944,280	1,723
	Thanachart Capital PCL NVDR	1,048,000	1,670
*	Univentures PCL	7,328,472	1,631
*	Group Lease PCL	6,917,175	1,454
	Quality Houses PCL (Foreign)	14,903,018	1,414

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Samart Corp. PCL	6,192,280	1,339
*	Cal-Comp Electronics Thailand PCL	22,707,275	1,331
	Sri Trang Agro-Industry PCL (Foreign)	2,046,161	1,109
*,§	Pruksa Real Estate PCL (Foreign)	2,710,500	1,097
	Asian Property Development PCL (Foreign)	4,332,944	1,074
	Univentures PCL (Foreign)	4,060,200	903
*	Thai Airways International PCL (Foreign)	2,250,593	884
	Sansiri PCL (Foreign)	14,838,699	703
	Thoresen Thai Agencies PCL (Foreign)	3,460,578	702
*	Group Lease PCL NVDR	3,256,655	685
	True Corp. PCL (Foreign)	3,586,393	640
*	Italian-Thai Development PCL (Foreign)	7,424,785	614
*	Precious Shipping PCL (Foreign)	1,281,450	447
*	BEC World PCL (Foreign)	2,366,405	437
*	Bangkok Life Assurance PCL	412,421	396
	Samart Corp. PCL (Foreign)	810,500	175
	Minor International PCL (Foreign)	156,809	173
*	Dynasty Ceramic PCL Warrants Expire 05/03/2021	6,303,772	171
*	VGI Global Media PCL (F)Warrants Expire 12/31/2022	10,928,408	132
*	CK Power PCL Foreign Line Warrants Expire 05/28/2020	6,341,340	105
	BCPG PCL (Foreign)	180,945	102
*	Super Energy Corp. PCL Warrants Expire 08/30/2020	33,699,240	71
*	Vibhavadi Medical Center PCL Warrants Expire 05/09/2022	4,624,423	40
*	Samart Corp. PCL Warrants Expire 05/08/2021	2,337,800	39
*	Intouch Holdings PCL	22,843	37
*	Thaifoods Group PCL Warrants Expire 04/28/2020	1,805,581	36
*	Srisawad Power 1979 PCL Warrants Expire 05/29/2020	126,432	35
*	Italian-Thai Development PCL Warrants Expire 05/13/2019	2,522,957	9
*	TICON Industrial Connection PCL	15,604	7
*	G J Steel PCL Warrants Expire 02/07/2020	9,920,670	6
*	Thoresen Thai Agencies PCL Expire 2/28/2019	701,670	3
*	BTS Group Holdings PCL - F Warrants Expire 12/31/19	12,075,413	—
			2,958,643
Turkey (0.2%)
	BIM Birlesik Magazalar AS	3,346,679	47,574
	Tupras Turkiye Petrol Rafinerileri AS	1,845,506	43,542
	Turkiye Garanti Bankasi AS	31,202,202	39,250
	KOC Holding AS	13,185,397	36,833
	Akbank T.A.S.	30,039,714	35,525
	Eregli Demir ve Celik Fabrikalari TAS	20,158,349	32,713
	Turkcell Iletisim Hizmetleri AS	16,033,056	32,626
*	Turk Hava Yollari AO	8,212,745	20,687
	Haci Omer Sabanci Holding AS (Bearer)	13,266,468	16,922
	Turkiye Is Bankasi AS	21,263,699	15,218
	Petkim Petrokimya Holding AS	12,268,665	11,167
	TAV Havalimanlari Holding AS	2,635,579	10,973
	Aselsan Elektronik Sanayi Ve Ticaret AS	2,308,595	10,451
	Turkiye Halk Bankasi AS	9,117,914	10,083
	Tekfen Holding AS	2,641,493	10,056
	Ford Otomotiv Sanayi AS	918,795	9,867
	Anadolu Efes Biracilik Ve Malt Sanayii AS	2,844,860	9,565
	Turkiye Vakiflar Bankasi TAO	14,815,102	9,090
	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	29,256,930	8,762
	Soda Sanayii AS	6,592,183	7,994
	Turkiye Sise ve Cam Fabrikalari AS	8,971,050	7,598
	Tofas Turk Otomobil Fabrikasi AS	1,954,950	7,379
	Arcelik AS	2,611,525	7,264
*	Yapi ve Kredi Bankasi AS	22,860,008	6,630
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	12,015,877	6,586
	Enka Insaat ve Sanayi AS	7,430,807	6,210
*	Ulker Biskuvi Sanayi AS	2,191,834	5,796
*	Koza Altin Isletmeleri AS	681,035	5,490
	Coca-Cola Icecek AS	1,010,260	4,988
*	Turk Telekomunikasyon AS	8,254,889	4,737

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	AG Anadolu Grubu Holding AS	1,640,065	3,340
*,2	Enerjisa Enerji AS	3,869,032	3,338
	Trakya Cam Sanayii AS	5,540,342	3,244
*,2	MLP Saglik Hizmetleri AS	1,284,845	3,056
2	Mavi Giyim Sanayi Ve Ticaret AS Class B	487,516	2,939
*	Dogan Sirketler Grubu Holding AS	14,719,156	2,875
*	Iskenderun Demir ve Celik AS	2,245,206	2,791
	Turkiye Sinai Kalkinma Bankasi AS	19,223,431	2,445
*	Koza Anadolu Metal Madencilik Isletmeleri AS	2,560,573	2,316
*	Aksa Enerji Uretim AS Class B	3,269,298	2,227
*	Pegasus Hava Tasimaciligi AS	616,152	2,216
	Aygaz AS	984,060	2,144
*	Migros Ticaret AS	728,933	1,908
*	Sasa Polyester Sanayi AS	1,160,595	1,726
	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	2,833,314	1,508
	Aksa Akrilik Kimya Sanayii AS	884,770	1,434
	Aksigorta AS	2,108,830	1,293
	Anadolu Cam Sanayii AS	2,385,949	1,290
	Otokar Otomotiv Ve Savunma Sanayi A.S.	98,418	1,257
*	Zorlu Enerji Elektrik Uretim AS	6,187,027	1,230
	EGE Endustri VE Ticaret AS	16,977	1,195
*	Vestel Elektronik Sanayi ve Ticaret AS	993,308	1,184
*	Sekerbank Turk AS	7,114,377	1,174
	Turk Traktor ve Ziraat Makineleri AS	171,231	1,114
*	Bera Holding AS	3,805,848	1,099
*	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS	1,374,518	1,075
*	Logo Yazilim Sanayi Ve Ticaret AS	185,777	1,054
	Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	1,440,077	997
	Is Gayrimenkul Yatirim Ortakligi AS	5,827,350	909
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	2,327,094	893
*	NET Holding AS	2,180,477	866
	Albaraka Turk Katilim Bankasi AS	3,607,269	853
	Cimsa Cimento Sanayi VE Ticaret AS	544,356	732
	Akcansa Cimento AS	525,000	710
	Tat Gida Sanayi AS	920,042	623
	Alarko Holding AS	1,672,122	590
*	Gubre Fabrikalari TAS	978,544	520
*	Afyon Cimento Sanayi TAS	644,006	520
	Torunlar Gayrimenkul Yatirim Ortakligi AS	1,699,509	471
*	Vakif Gayrimenkul Yatirim Ortakligi AS	1,620,320	458
	Adana Cimento Sanayii TAS Class A	425,741	424
*	Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS	1,370,326	414
	Dogus Otomotiv Servis ve Ticaret AS	454,249	407
*	Bizim Toptan Satis Magazalari AS	339,340	407
*	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	372,735	402
	Turcas Petrol AS	1,260,980	312
	Konya Cimento Sanayii AS	8,319	264
*	Akenerji Elektrik Uretim AS	2,447,424	258
	Anadolu Hayat Emeklilik AS	56,823	60
*,§	Asya Katilim Bankasi AS	6,861,580	—
			546,138
United Arab Emirates (0.2%)
	First Abu Dhabi Bank PJSC	40,974,271	154,253
	Emirates Telecommunications Group Co. PJSC	25,786,720	122,278
	Emaar Properties PJSC	53,409,093	74,105
	Abu Dhabi Commercial Bank PJSC	28,857,572	63,572
	DP World Ltd.	2,394,535	43,094
	Dubai Islamic Bank PJSC	25,594,035	36,691
	Aldar Properties PJSC	56,826,951	26,789
	Emaar Development PJSC	12,085,674	16,333
	Dana Gas PJSC	49,459,361	15,470
	DAMAC Properties Dubai Co. PJSC	24,915,536	13,716
	Emaar Malls PJSC	27,324,979	13,605
	Dubai Investments PJSC	29,589,539	13,047

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Abu Dhabi National Oil Co. for Distribution PJSC	18,659,684	11,260
Air Arabia PJSC	33,376,971	9,261
Al Waha Capital PJSC	12,485,727	6,340
Amanat Holdings PJSC	18,393,133	5,878
Arabtec Holding PJSC	10,261,203	5,624
Dubai Financial Market PJSC	21,680,650	5,120
* DXB Entertainments PJSC	43,798,553	4,190
* Union Properties PJSC	17,467,015	2,958
National Central Cooling Co. PJSC	5,676,175	2,631
* Eshraq Properties Co. PJSC	15,506,493	2,536
* Deyaar Development PJSC	20,444,006	2,456
RAK Properties PJSC	13,400,917	2,032
* Amlak Finance PJSC	8,141,438	1,266
* Drake & Scull International PJSC	7,671,678	822
		655,327
United Kingdom (12.1%)
HSBC Holdings plc	300,803,784	2,475,496
Royal Dutch Shell plc Class A	67,448,913	2,148,796
BP plc	292,302,041	2,111,509
Royal Dutch Shell plc Class B	56,115,733	1,830,099
AstraZeneca plc	18,980,523	1,451,814
British American Tobacco plc	33,234,338	1,440,718
GlaxoSmithKline plc	72,965,094	1,413,171
Diageo plc	36,126,529	1,248,949
Unilever plc	16,668,273	882,913
Rio Tinto plc	17,241,149	837,071
Lloyds Banking Group plc	1,075,151,773	784,582
Prudential plc	38,796,122	776,839
Reckitt Benckiser Group plc	9,367,262	757,476
Vodafone Group plc	399,712,503	751,675
Glencore plc	174,925,485	711,888
Shire plc	11,092,947	669,470
BHP Billiton plc	31,137,491	621,152
Barclays plc	255,468,785	562,876
National Grid plc	50,817,379	536,837
Imperial Brands plc	14,232,371	482,088
Compass Group plc	23,685,637	465,868
Tesco plc	144,567,304	393,718
BT Group plc	124,918,004	382,500
Aviva plc	58,675,732	320,656
BAE Systems plc	47,769,049	320,305
Anglo American plc	14,795,773	315,792
Experian plc	13,711,016	315,343
RELX plc	15,864,879	313,754
Legal & General Group plc	88,628,551	284,398
Standard Chartered plc	40,487,473	283,765
Rolls-Royce Holdings plc	24,867,091	266,680
London Stock Exchange Group plc	4,659,420	256,724
* RELX plc	12,762,039	252,529
CRH plc	7,978,336	237,981
Ferguson plc	3,473,192	234,161
SSE plc	15,232,690	222,023
Smith & Nephew plc	13,107,149	213,055
WPP plc	18,156,947	205,459
Royal Bank of Scotland Group plc	67,657,049	203,682
Ashtead Group plc	7,330,966	180,979
Informa plc	18,664,534	170,325
3i Group plc	14,283,167	159,933
Associated British Foods plc	5,218,959	159,109
Centrica plc	84,089,294	157,944
Melrose Industries plc	72,034,272	155,061
Whitbread plc	2,745,876	154,394
InterContinental Hotels Group plc	2,843,892	149,218
Bunzl plc	5,050,051	148,976

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

		Market
		Value
	Shares	($000)
Shire plc ADR	803,863	146,142
Intertek Group plc	2,426,829	145,407
Burberry Group plc	6,233,384	144,237
CRH plc	4,688,555	140,003
Carnival plc	2,517,658	137,226
Persimmon plc	4,653,375	136,191
Pearson plc	11,682,271	134,205
* Standard Life Aberdeen plc	38,687,181	133,619
Next plc	2,011,092	133,603
Mondi plc	5,505,888	129,657
DCC plc	1,477,383	126,628
Segro plc	15,169,788	118,929
Land Securities Group plc	10,764,451	117,097
Croda International plc	1,898,933	116,966
Smurfit Kappa Group plc	3,568,733	116,762
International Consolidated Airlines Group SA (London Shares)	15,139,120	116,715
Sage Group plc	16,319,367	113,467
Rentokil Initial plc	27,804,921	112,127
British Land Co. plc	14,804,752	111,810
RSA Insurance Group plc	15,405,050	110,794
Randgold Resources Ltd.	1,405,673	110,561
Johnson Matthey plc	2,863,681	108,573
Smiths Group plc	5,993,988	106,846
ITV plc	56,042,949	106,385
Kingfisher plc	32,348,783	105,042
Paddy Power Betfair plc	1,215,205	104,211
Wm Morrison Supermarkets plc	32,800,035	103,917
GVC Holdings plc	8,633,006	103,409
Taylor Wimpey plc	49,284,303	101,478
St. James's Place plc	7,834,656	101,249
Barratt Developments plc	15,169,736	99,498
Halma plc	5,691,662	96,590
J Sainsbury plc	24,174,862	96,048
DS Smith plc	19,056,913	95,620
United Utilities Group plc	10,250,094	94,985
Hargreaves Lansdown plc	3,920,800	93,471
Marks & Spencer Group plc	24,599,615	93,041
Spirax-Sarco Engineering plc	1,099,482	90,817
John Wood Group plc	9,925,130	90,460
Coca-Cola HBC AG	2,969,786	87,723
Direct Line Insurance Group plc	20,860,391	87,661
TUI AG	5,264,140	87,339
Hiscox Ltd.	4,198,243	87,208
Micro Focus International plc	5,419,780	84,019
Severn Trent plc	3,529,702	83,881
Berkeley Group Holdings plc	1,853,640	82,845
Meggitt plc	11,734,950	79,394
Admiral Group plc	3,082,019	79,226
Weir Group plc	3,911,243	79,150
Rightmove plc	13,484,764	77,842
2 Auto Trader Group plc	13,825,522	72,243
* Ocado Group plc	6,521,835	71,184
B&M European Value Retail SA	12,945,024	68,884
Bellway plc	1,874,084	68,737
NEX Group plc	4,709,331	68,297
Phoenix Group Holdings	8,853,970	68,053
Hammerson plc	12,057,447	67,317
* Just Eat plc	8,593,238	66,662
G4S plc	23,526,022	64,564
^ CYBG plc	18,688,860	64,211
Royal Mail plc	13,732,257	63,044
Tate & Lyle plc	7,048,041	60,600
Pennon Group plc	6,304,217	60,058
Investec plc	9,709,279	60,028

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	SSP Group plc	6,984,689	59,550
*	Tullow Oil plc	20,594,964	59,088
	RPC Group plc	6,023,741	58,714
	NMC Health plc	1,286,182	57,993
	Derwent London plc	1,529,699	57,201
	Schroders plc	1,668,987	57,117
	Cineworld Group plc	15,021,321	56,469
	Beazley plc	7,954,933	53,412
	Travis Perkins plc	3,781,372	53,407
	Howden Joinery Group plc	8,884,616	53,198
	Electrocomponents plc	6,631,450	52,504
	Evraz plc	7,562,093	52,396
	Antofagasta plc	5,171,224	51,764
	IMI plc	4,037,725	51,192
	Intermediate Capital Group plc	4,214,038	51,182
	Hikma Pharmaceuticals plc	2,095,250	50,820
	easyJet plc	3,278,467	50,225
	Rotork plc	13,109,756	50,199
	HomeServe plc	4,121,111	50,027
*	Cobham plc	36,435,227	50,013
	Spectris plc	1,740,822	47,628
	BBA Aviation plc	15,507,547	47,556
	Man Group plc	23,358,807	46,346
2	ConvaTec Group plc	21,948,980	45,368
	Royal Dutch Shell plc Class A	1,413,285	44,888
2	Merlin Entertainments plc	10,640,170	43,942
	Jardine Lloyd Thompson Group plc	1,822,824	43,924
	UNITE Group plc	4,016,625	43,734
	Close Brothers Group plc	2,317,660	43,531
	Dechra Pharmaceuticals plc	1,483,576	43,347
	Inchcape plc	6,196,049	42,794
	Hays plc	20,394,799	42,709
	Tritax Big Box REIT plc	23,145,349	42,256
2	Quilter plc	28,335,892	41,925
	IG Group Holdings plc	5,405,077	41,728
	Victrex plc	1,224,068	41,406
	British American Tobacco plc ADR	953,328	41,374
*,^	Capita plc	25,136,424	41,167
	Shaftesbury plc	3,576,542	40,955
*	BTG plc	5,792,507	40,804
	Britvic plc	4,026,061	40,646
	Inmarsat plc	6,900,796	40,131
	Aggreko plc	3,628,993	39,772
	WH Smith plc	1,599,737	39,765
	Great Portland Estates plc	4,391,241	39,072
*,^	Metro Bank plc	1,349,192	38,288
	Capital & Counties Properties plc	11,428,029	36,463
	Balfour Beatty plc	10,717,693	36,006
	William Hill plc	13,147,511	35,343
	Daily Mail & General Trust plc	3,916,594	34,968
	Intu Properties plc	13,471,668	33,697
	Dixons Carphone plc	15,099,087	32,645
	National Express Group plc	6,379,255	32,596
	Polymetal International plc	3,451,330	32,010
	AVEVA Group plc	943,085	31,546
	TP ICAP plc	8,471,472	31,385
	Pagegroup plc	4,790,006	30,704
	UDG Healthcare plc	3,805,945	30,695
	Drax Group plc	5,991,514	30,690
	Babcock International Group plc	3,903,016	30,437
	Grafton Group plc	3,285,175	30,349
	IWG plc	10,293,489	30,208
	BCA Marketplace plc	11,706,434	30,098
	Fresnillo plc	2,754,255	29,867

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
	Bodycote plc	2,920,001	29,653
	Moneysupermarket.com Group plc	7,821,268	29,318
	QinetiQ Group plc	8,264,251	29,273
2	John Laing Group plc	7,195,956	28,635
	Mediclinic International plc	5,919,600	28,449
	Petrofac Ltd.	3,865,989	28,429
	Greene King plc	4,597,267	28,293
	JD Sports Fashion plc	5,391,850	28,101
	Cranswick plc	753,900	27,834
	Ascential plc	5,777,238	27,792
	Renishaw plc	516,797	27,770
	Diploma plc	1,652,249	27,707
	Playtech plc	4,522,068	27,652
	Entertainment One Ltd.	5,284,262	27,622
2	Sophos Group plc	4,929,136	27,604
	Jupiter Fund Management plc	6,315,112	27,180
	Saga plc	17,534,530	26,700
	Bovis Homes Group plc	2,150,005	26,574
2	Countryside Properties plc	6,816,698	26,056
*	Indivior plc	10,818,156	26,036
	Ashmore Group plc	5,757,591	25,876
	Domino's Pizza Group plc	7,085,898	25,635
	Greencore Group plc	10,518,658	25,458
	Genus plc	897,166	25,348
*	Provident Financial plc	3,744,103	24,407
	Redrow plc	3,613,018	24,395
	Workspace Group plc	1,961,870	24,046
	Big Yellow Group plc	2,139,867	23,560
	Lancashire Holdings Ltd.	3,093,554	23,322
	Rathbone Brothers plc	788,171	23,188
	KAZ Minerals plc	3,489,993	23,043
	Assura plc	34,307,444	22,915
	Synthomer plc	4,031,137	22,866
	Vesuvius plc	3,294,577	22,858
	Elementis plc	8,425,652	22,014
*	Cairn Energy plc	8,710,859	21,875
	LondonMetric Property plc	9,492,930	21,860
	Senior plc	6,248,652	21,764
	Coats Group plc	21,123,411	21,680
	Greggs plc	1,457,441	21,613
	Grainger plc	6,094,779	21,056
	Paragon Banking Group plc	3,786,865	20,580
	Centamin plc	16,133,036	20,487
	Ultra Electronics Holdings plc	1,111,565	20,433
	Safestore Holdings plc	2,988,967	20,409
*	Serco Group plc	16,044,108	19,689
*,^	Sirius Minerals plc	66,857,707	19,648
*	Firstgroup plc	18,067,801	19,644
	Essentra plc	3,872,846	18,878
	Savills plc	2,003,404	18,542
	Galliford Try plc	1,639,636	18,269
	Hunting plc	2,110,623	18,110
*,2	Wizz Air Holdings plc	541,234	17,752
	Games Workshop Group plc	451,155	17,721
	Rhi Magnesita NV	359,003	17,401
	OneSavings Bank plc	3,604,921	17,172
	Brewin Dolphin Holdings plc	3,990,001	16,765
	Crest Nicholson Holdings plc	3,798,868	16,527
2	Ibstock plc	5,660,254	16,228
	Just Group plc	14,145,163	16,032
	J D Wetherspoon plc	1,014,390	16,012
	Kier Group plc	1,428,834	15,993
	Marshalls plc	2,892,012	15,916
	Micro Focus International plc ADR	1,020,265	15,651

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

			Market
			Value
		Shares	($000)
*	Premier Oil plc	11,191,371	15,353
	Computacenter plc	1,089,755	15,293
	Morgan Advanced Materials plc	4,323,818	15,224
	Softcat plc	1,842,768	15,201
	esure Group plc	4,260,303	15,157
^	TalkTalk Telecom Group plc	9,739,723	14,895
	Hill & Smith Holdings plc	1,164,719	14,727
*	EI Group plc	6,670,559	14,168
	NewRiver REIT plc	4,384,679	14,139
^	Primary Health Properties plc	10,059,338	14,039
	Sanne Group plc	1,959,592	14,018
	Dairy Crest Group plc	2,296,618	14,013
2	McCarthy & Stone plc	7,901,624	13,643
2	Equiniti Group plc	4,892,227	13,458
	F&C Commercial Property Trust Ltd.	7,807,502	13,428
	Telecom Plus plc	842,160	13,141
	Polypipe Group plc	2,751,502	13,023
	SIG plc	8,856,672	12,685
*	Sports Direct International plc	3,042,628	12,683
	Stobart Group Ltd.	4,558,540	12,365
	Go-Ahead Group plc	627,998	12,347
	St. Modwen Properties plc	2,578,029	12,307
	Stagecoach Group plc	6,196,571	12,116
	Thomas Cook Group plc	20,674,421	11,891
	AG Barr plc	1,212,722	11,839
	Marston's plc	9,144,964	11,598
	Ferrexpo plc	4,355,901	11,596
	Halfords Group plc	2,903,249	11,412
	AA plc	8,800,077	11,247
	Superdry plc	1,074,343	11,085
	Card Factory plc	4,636,581	10,919
	Bank of Georgia Group plc	546,490	10,905
	Dunelm Group plc	1,420,385	10,824
2	Hastings Group Holdings plc	4,513,796	10,668
	TBC Bank Group plc	491,350	10,598
	Mitchells & Butlers plc	3,176,711	10,533
	UK Commercial Property REIT Ltd.	9,228,171	10,345
	Pets at Home Group plc	7,088,865	9,955
	NCC Group plc	3,959,632	9,918
	Ted Baker plc	421,418	9,864
	Mitie Group plc	5,232,307	9,719
*	Bank of Cyprus Holdings plc	4,885,429	9,688
*	IntegraFin Holdings plc	2,805,906	9,687
	Chesnara plc	2,189,455	9,618
	Northgate plc	1,974,430	9,509
	Chemring Group plc	4,076,736	9,503
	De La Rue plc	1,529,264	9,380
	Dignity plc	731,919	9,320
	KCOM Group plc	7,673,434	9,038
	888 Holdings plc	3,790,350	8,965
	Restaurant Group plc	2,823,375	8,672
*	Vectura Group plc	9,540,770	8,667
	Keller Group plc	1,041,886	8,617
	Picton Property Income Ltd.	7,436,733	8,244
	PZ Cussons plc	2,870,323	8,010
*	Georgia Capital plc	526,682	7,870
2	Charter Court Financial Services Group plc	2,115,799	7,841
	ITE Group plc	10,448,914	7,592
	Redefine International plc	17,615,964	7,418
	Hochschild Mining plc	3,678,608	7,405
	International Personal Finance plc	3,170,183	7,225
	Hansteen Holdings plc	5,741,233	7,060
*,^	AO World plc	4,062,663	6,918
	RPS Group plc	3,393,778	6,789

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018

					Market
					Value
				Shares	($000)
2	Spire Healthcare Group plc			4,184,496	6,280
*	Petra Diamonds Ltd.			12,215,430	6,120
	Renewi plc			9,190,957	6,024
	Helical plc			1,496,775	5,928
	Schroder REIT Ltd.			7,787,575	5,818
*	Ophir Energy plc			10,611,326	5,590
	Lookers plc			4,529,916	5,535
	Devro plc			2,483,257	5,209
*,^	Premier Foods plc			10,568,825	5,145
	Rank Group plc			2,501,322	5,112
	Daejan Holdings plc			65,448	4,907
	Gocompare.Com Group plc			4,531,856	4,809
*	Acacia Mining plc			2,072,324	4,053
2	Bakkavor Group plc			2,096,574	4,011
	N Brown Group plc			2,227,647	3,874
	Soco International plc			3,445,983	3,695
*	Nostrum Oil & Gas plc			1,293,899	3,398
*,2	Alfa Financial Software Holdings plc			1,654,307	2,669
*	Allied Minds plc			3,290,122	2,488
2	CMC Markets plc			1,481,929	2,223
^	WPP plc ADR			37,093	2,092
*,^,§	Afren plc			7,677,368	—
*,§	Carillion plc			5,566,311	—

					40,724,612

Total Common Stocks (Cost $323,475,378)					331,485,157

Preferred Stocks (0.0%)
*,5	Yulon Finance Corp. Preferred Class A (Cost $824)			508,321	821

		Coupon

Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.8%)
6,7	Vanguard Market Liquidity Fund	2.308%		93,671,634	9,367,163

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
8	United States Treasury Bill	2.034-2.078%	11/15/18	63,000	62,948
8	United States Treasury Bill	2.059%	11/29/18	3,500	3,494
8	United States Treasury Bill	2.292%	2/21/19	100,000	99,283
8	United States Treasury Bill	2.292%	2/28/19	6,000	5,955
8	United States Treasury Bill	2.349-2.365%	3/21/19	12,000	11,892
8	United States Treasury Bill	2.429%	4/11/19	60,300	59,654

					243,226

Total Temporary Cash Investments (Cost $9,609,707)					9,610,389

Total Investments (101.4%) (Cost $333,085,909)					341,096,367
Other Assets and Liabilities—Net (-1.4%)[6,9]					(4,750,625)
Net Assets (100%)					336,345,742

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,684,941,000.
§	Security value determined using significant unobservable inputs.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 1.6%, respectively, of net assets.

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2018
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate value of these securities was $4,164,804,000, representing 1.2% of net assets.

3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Perpetual security with no stated maturity date.
6 Includes $6,076,193,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Securities with a value of $181,867,000 and cash of $39,110,000 have been segregated as initial margin for open futures contracts.
9 Cash of $97,720,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1130 122018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and Shareholders of Vanguard Total International Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Total International Stock Index Fund (one of the funds constituting Vanguard STAR Funds, referred to hereafter as the "Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS
BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

VANGUARD STAR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number
33-32216, Incorporated by Reference.